UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Name and address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Report to Stockholders.

(a)

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily AAPL Bear 1X Shares

Direxion Daily AMZN Bear 1X Shares

Direxion Daily GOOGL Bear 1X Shares

Direxion Daily MSFT Bear 1X Shares

Direxion Daily NVDA Bear 1X Shares

Direxion Daily TSLA Bear 1X Shares

1.5X BULL FUNDS

Direxion Daily AAPL Bull 1.5X Shares

Direxion Daily AMZN Bull 1.5X Shares

Direxion Daily GOOGL Bull 1.5X Shares

Direxion Daily MSFT Bull 1.5X Shares

Direxion Daily NVDA Bull 1.5X Shares

Direxion Daily TSLA Bull 1.5X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily NYSE FANG+ Bull 2X Shares
(formerly Direxion Daily Select Large Caps & FANGs Bull 2X Shares)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares

Letter to Shareholders (Unaudited)	4
Letter to Single Stock Shareholders (Unaudited)	12
Performance Summary (Unaudited)	18
Expense Example (Unaudited)	50
Allocation of Portfolio Holdings (Unaudited)	53
Schedules of Investments	54
Statements of Assets and Liabilities	96
Statements of Operations	104
Statements of Changes in Net Assets	112
Financial Highlights	128
Notes to the Financial Statements	132
Report of Independent Registered Public Accounting Firm	163
Supplemental Information (Unaudited)	166
Board Review of Investment Advisory Agreement (Unaudited)	167
Board Review of Liquidity Risk Management Program (Unaudited)	173
Trustees and Officers (Unaudited)	174

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Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Shares ETF Trust exchange-traded funds (the "ETFs") covers the period from November 1, 2022 to October 31, 2023 (the "Annual Period").

Market Review:

The Annual Period was filled with ups and downs in the equity markets as inflation, the banking crisis, artificial intelligence (AI), and the housing market were top of mind for many investors. In November and December of 2022, many broad-based indices fell. However, 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than-expected consumer price index* (CPI) reading. Despite that, for the first half of 2023, both the NASDAQ-100® Index* and S&P 500® Index* finished up 39.4% and 16.95%, respectively. The winning streak came to an end in August, as both indices posted their first monthly decline since February and continued to fall in September and October. China effectively ended their zero-Covid policy in December, causing Chinese and Chinese-adjacent equities to rally. In early March, three regional banks collapsed, one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears in the banking sector, specifically smaller banks, bled into the following months. In May, NVIDIA Corporation delivered an outstanding earnings report centered around AI, and its market value rose more in one day than any stock in history. AI has come into focus as a market catalyst, and many AI-related names experienced higher trading volumes, although interest in the space slowed down towards the end of the Annual Period. By the end of the Annual Period, the housing market led headlines, as mortgage rates reached levels not seen since 2000, causing a reduction in housing prices in some locations. October marked the third consecutive month of falling median home prices. Aside from affecting market sentiment, equities in construction, real estate development, and other related industries were especially impacted. The Annual Period began and ended with recessionary fears and uncertainty surrounding the market environment, although inflation began to moderate.

All eyes were on the Federal Reserve during the Annual Period as they attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in the red. Aside from a few exceptions, short-term yields tended to be higher than long-term yields, which is atypical and causes an inverted yield curve. Inflation started to come down in January, and the Federal Reserve reduced the rate hike on February 1st to 25 basis points* from the 50 to 75 basis point hikes in 2022. Rate hikes paused in June and resumed in July at 25 basis points. In terms of inflation, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. Although inflation has been sticky for much of the Annual Period, it is starting to come down and the Federal Reserve maintains the inflation target remains at 2%. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. In early August, U.S. long-term debt was downgraded by Fitch, moving Treasury yields higher. In both the September and October Federal Open Market Committee meetings, the Federal Reserve left rates unchanged, but made no mention of cutting rates. Additionally, in response to the growing federal deficit, the U.S. Treasury issued more bonds throughout the last few months of the Annual Period. Bond yields ended the Annual Period at multi-year highs.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged, inverse, or inverse leveraged and seek daily investment results, before fees and expenses, of 200%, -100% or -200% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple, inverse, or inverse multiple of their respective benchmarks for periods longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be

DIREXION ANNUAL REPORT
4

used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with shorting and/or the use of leverage, the consequences of seeking daily leveraged or inverse investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs"), attempt to provide investment results that correlate to 200%, before fees and expenses, of the daily performance of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs"), attempt to provide investment results that correlate to -100% or -200%, before fees and expenses, of the daily performance of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each leveraged ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying volatility.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each 200% or -200% ETF seeks daily investment results (before fees and expenses) of either 200% (for the Bull ETFs) or -200% (for the 2X Bear ETFs) of the daily performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

DIREXION ANNUAL REPORT
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Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Bear ETFs are negatively impacted as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 10.14%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily S&P 500® Bear 1X Shares returned -3.26%, while the model indicated an expected return of -11.35%.

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 3.68%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned 0.88%, while the model indicated an expected return 3.46%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods

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produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Annual Period, the CSI Overseas China Internet Index returned 40.22%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 41.58%, while the model indicated an expected return of 51.63%.

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 10.14%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily S&P 500® Bull 2X Shares returned 11.50%, while the model indicated an expected return of 18.47%.

The Direxion Daily MSCI Brazil Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the Annual Period, the MSCI Brazil 25/50 Index returned 2.75%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI Brazil Bull 2X Shares returned -12.28%, while the model indicated an expected return of -7.05%.

The Direxion Daily MSCI India Bull 2X Shares seeks to provide 200% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the Annual Period, the MSCI India Index returned 4.16%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI India Bull 2X Shares returned -3.02%, while the model indicated an expected return of 3.89%.

The Direxion Daily Cloud Computing Bull 2X Shares seeks to provide 200% of the daily return of the Indxx USA Cloud Computing Index. The Indxx USA Cloud Computing Index is provided by Indxx, LLC. and includes domestic companies that deliver cloud computing infrastructure, platforms, or services. The companies included in the Index are involved in the delivery of computing services – servers, storage, databases, networking, software, analytics, and more, over the internet, which is often referred to as the "Cloud." The Index Provider has defined cloud computing to include three themes: Infrastructure as a service; Platform as a service; and Software as a service. For the Annual Period, the Indxx USA Cloud Computing Index returned 10.72%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Cloud Computing Bull 2X Shares returned 7.09%, while the model indicated an expected return of 13.44%.

The Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares seeks to provide 200% of the daily return of the Indxx US Electric and Autonomous Vehicles Index. The Indxx US Electric and Autonomous Vehicles Index is designed to track the performance of electric and autonomous vehicles companies. The Index Provider defines electric and autonomous vehicles companies as those companies that derive at least 50% of their revenues from the following activities (or "sub-themes"): Manufacturers – companies that manufacture and sell electric or autonomous vehicles; Enablers – companies that build infrastructure or create technology for electric or autonomous vehicles, such as charging docks and batteries; and Software and Technology Services – companies that engage in the development of software and technology for electric or autonomous vehicles. For the Annual Period, the Indxx US Electric and Autonomous Vehicles Index returned -29.69%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. Since inception, the Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares returned -62.32%, while the model indicated an expected return of -60.57%.

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The Direxion Daily Energy Bull 2X Shares and the Direxion Daily Energy Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the Annual Period, the Energy Select Sector Index returned -1.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 2X Shares returned -14.68%, while the model indicated an expected return of -8.97%. The Direxion Daily Energy Bear 2X Shares returned -1.57%, while the model indicated an expected return of -13.81%.

The Direxion Daily Global Clean Energy Bull 2X Shares seeks to provide 200% of the daily return of the S&P Global Clean Energy Index. The S&P Global Clean Energy Index is designed to track the performance of companies from developed markets whose economic fortunes are tied to the global clean energy business. The Index has a target constituent count of 100 and is limited to those stocks traded on a developed market exchange that meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float adjusted market capitalization, and $3 million average daily value traded over a six-month period. The Index is rebalanced semiannually. For the Annual Period, the S&P Global Clean Energy Index returned -30.54%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. Since inception, the Direxion Daily Global Clean Energy Bull 2X Shares returned -57.35%, while the model indicated an expected return of -53.97%.

The Direxion Daily Gold Miners Index Bull 2X Shares and the Direxion Daily Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers For the Annual Period, the NYSE Arca Gold Miners Index returned 18.24%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 2X Shares returned 16.06%, while the model indicated an expected return of 24.55%. The Direxion Daily Gold Miners Index Bear 2X Shares returned -41.52%, while the model indicated an expected return of -49.04%.

The Direxion Daily Junior Gold Miners Index Bull 2X Shares and the Direxion Daily Junior Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the Annual Period, the MVIS Global Junior Gold Miners Index returned 15.01%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 2X Shares returned 5.10%, while the model indicated an expected return of 12.79%. The Direxion Daily Junior Gold Miners Index Bear 2X Shares returned -41.65%, while the model indicated an expected return of -49.07%.

The Direxion Daily NYSE FANG+ Bull 2X Shares (the "FANG ETF") seeks to provide 200% of the daily return of the NYSE FANG+ Index. The NYSE FANG+ Index is an equal-dollar weighted Index designed to track the performance of 10 highly-traded growth stocks of technology and tech-enabled companies. The Index is comprised of the securities of U.S.-listed companies that ICE Data Indices, LLC (the "Index Provider") has identified as FANG+ companies, which are comprised of six FAANMG companies and four non-FAANMG companies. The Index Provider defines FAANMG as Meta Platforms Inc. (META), Apple Inc. (AAPL), Amazon.com Inc. (AMZN), Netflix Inc. (NFLX), Microsoft Corp. (MSFT), and Alphabet Inc. Class A (GOOGL). The Index is reconstituted quarterly. From March 1, 2023 through October 31, 2023, the NYSE FANG+ Index returned 32.80%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods,

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the annual return of the index alone should not generate expectations of annual performance of the ETF. From March 1, 2023 through October 31, 2023, the FANG ETF returned 60.89%, while the model indicated an expected return of 68.82%.

From November 1, 2022 through February 28, 2023, the FANG ETF sought to provide 200% of the daily return of the ICE FANG 20 Index. The ICE FANG 20 Index is an equal weighted index designed to include Facebook, Apple, Amazon, Netflix and (Alphabet's) Google (i.e., the FANGs) and similar highly-traded growth stocks of technology and tech-enabled companies, such as Microsoft, from the information technology, communication services and consumer discretionary sectors. The Index consists of 20 stocks or depository receipts that are listed on a U.S. Exchange that have a minimum of a $5 billion market capitalization and a 6-month average daily trading value of at least $50 million. The Index selects companies whose economic fortunes are tied to technologies such as social networking, autonomous driving, electric vehicles, smartphones, mobile payments, e-commerce, online games, streaming media, online entertainment, cryptocurrencies, blockchain, big data, artificial intelligence, machine learning, digital advertising, cloud services and other innovative technologies. The Index is reconstituted and rebalanced quarterly. From November 1, 2022 through February 28, 2023, the ICE FANG 20 Index returned 0.21%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. From November 1, 2022 through February 28, 2023, the FANG ETF returned -6.94%, while the model indicated an expected return of -5.12%.

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares sought to provide 200% of the daily return of the Indxx Global Robotics & Artificial Intelligence Thematic Index. The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the Annual Period, the Indxx Global Robotics & Artificial Intelligence Thematic Index returned 15.42%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares returned 19.17%, while the model indicated an expected return of 27.49%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the Annual Period, the S&P Oil & Gas Exploration & Production Select Industry Index returned -1.14%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares returned -17.42%, while the model indicated an expected return of -11.82%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares returned -14.02%, while the model indicated an expected return of -24.51%.

The Direxion Daily Travel & Vacation Bull 2X Shares seeks to provide 200% of the daily return of the BlueStar® Travel and Vacation Index. The BlueStar® Travel and Vacation Index is provided by MV Index Solutions GmbH and is comprised of US listed stocks, including depository receipts, of companies that are "Travel and Vacation" companies, as defined by the Index Provider. To be eligible for inclusion in the Index, a company must either (a) derive 25% or more of its revenue from, or devote 25% or more of its annual budget to, operating theme parks and/or hotels or (b) derive 50% or more of its revenue from, or devote 50% or more of its annual budget to the following activities: 1. Hotel accommodations; 2. Commercial airlines; 3. Casino resorts; 4. Hotel time shares; 5. Ski resorts; 6. Cruises; 7. Hotel real estate investment trusts; 8. Performing arts centers; 9. Online travel and event booking; 10. Specialty travel and experiences (such as outer space passenger travel), and 11. Operation of theme parks. For the Annual Period, the BlueStar® Travel and Vacation Index returned 3.10%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the

DIREXION ANNUAL REPORT
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index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Travel & Vacation Bull 2X Shares returned -5.27%, while the model indicated an expected return of 1.12%.

Index Volatility:

For equities, the Annual Period started off very volatile but stabilized slightly throughout the year. The VIX index, a measure of volatility and market sentiment, reached an Annual Period-high of 30.81 on March 13, 2023, but ended the period at 18.14 on October 31, 2023. For bonds, the Federal Reserve's rate hiking cycle has led to much higher-than-normal volatility across the fixed income market and was even higher than most stocks by the end of the Annual Period. Although stock and bond volatility are historically closely aligned, the Annual Period ended with a divergence between the two, causing confusion for some investors.

Index	Return	Volatility
S&P 500® Index	10.14%	15.51
CSI 300 Index	3.68%	21.09
CSI Overseas China Internet Index	40.22%	44.51
MSCI Brazil 25/50 Index	2.75%	30.21
MSCI India Index	4.16%	12.00
Indxx USA Cloud Computing Index	10.72%	24.85
Indxx US Electric and Autonomous Vehicles Index	-29.69%	44.96
Energy Select Sector Index	-1.63%	24.74
S&P Global Clean Energy Index	-30.54%	20.95
NYSE Arca Gold Miners Index	18.24%	33.64
MVIS Global Junior Gold Miners Index	15.01%	37.08
Indxx Global Robotics & Artificial Intelligence Thematic Index	15.42%	24.37
S&P Oil & Gas Exploration & Production Select Industry Index	-1.14%	32.07
ICE FANG 20 Index[1]	0.21%	42.63
NYSE FANG+ Index[2]	32.80%	25.41
BlueStar® Travel and Vacation Index	3.10%	22.44

1  November 1, 2022 through February 28, 2023

2  March 1, 2023 through October 31, 2023

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

DIREXION ANNUAL REPORT
10

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

*Basis Point: One hundredth of 1 percentage point.

*Consumer Price Index (CPI): CPI measures the monthly change in prices paid by U.S. consumers.

*Yield Curve: The yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

NASDAQ-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

Leveraged and Inverse ETFs pursue daily leveraged investment objectives which means they are riskier than alternatives which do not use leverage. They seek daily goals and should not be expected to track the underlying index over periods longer than one day. They are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk and who actively manage their investments.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to; provide returns which are the inverse or a multiple of the return of their respective underlying index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of October 31, 2023 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
11

Letter to Single Stock Shareholders

Dear Shareholders,

This Annual Report for the Direxion Shares ETF Trust exchange-traded funds (the "ETFs") covers the period from November 1, 2022 to October 31, 2023 (the "Annual Period").

Market Review:

The Annual Period was filled with ups and downs in the equity markets as inflation, the banking crisis, artificial intelligence (AI), and the housing market were top of mind for many investors. In November and December of 2022, many broad-based indices fell. However, 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than-expected consumer price index* (CPI) reading. Despite that, for the first half of 2023, both the NASDAQ-100® Index* and S&P 500® Index* finished up 39.4% and 16.95%, respectively. The winning streak came to an end in August, as both indices posted their first monthly decline since February and continued to fall in September and October. China effectively ended their zero-Covid policy in December, causing Chinese and Chinese-adjacent equities to rally. In early March, three regional banks collapsed, one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears in the banking sector, specifically smaller banks, bled into the following months. In May, NVIDIA Corporation delivered an outstanding earnings report centered around AI, and its market value rose more in one day than any stock in history. AI has come into focus as a market catalyst, and many AI-related names experienced higher trading volumes, although interest in the space slowed down towards the end of the Annual Period. By the end of the Annual Period, the housing market led headlines, as mortgage rates reached levels not seen since 2000, causing a reduction in housing prices in some locations. October marked the third consecutive month of falling median home prices. Aside from affecting market sentiment, equities in construction, real estate development, and other related industries were especially impacted. The Annual Period began and ended with recessionary fears and uncertainty surrounding the market environment, although inflation began to moderate.

All eyes were on the Federal Reserve during the Annual Period as they attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in the red. Aside from a few exceptions, short-term yields tended to be higher than long-term yields, which is atypical and causes an inverted yield curve. Inflation started to come down in January, and the Federal Reserve reduced the rate hike on February 1st to 25 basis points* from the 50 or 75 basis point hikes in 2022. Rate hikes paused in June and resumed in July at 25 basis points. In terms of inflation, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. Although inflation has been sticky for much of the Annual Period, it is starting to come down and the Federal Reserve maintains the inflation target remains at 2%. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. In early August, U.S. long-term debt was downgraded by Fitch, moving Treasury yields higher. In both the September and October Federal Open Market Committee meetings, the Federal Reserve left rates unchanged, but made no mention of cutting rates. Additionally, in response to the growing federal deficit, the U.S. Treasury issued more bonds throughout the last few months of the Annual Period. Bond yields ended the Annual Period at multi-year highs.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged or inverse and seek daily investment results, before fees and expenses, of 150% or -100% (opposite or inverse) of the performance of a particular security. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track the inverse or a multiple of their respective underlying security for periods of longer than one day, and the performance of the ETFs over longer periods may not correlate to their underlying security's performance. The ETFs should not be held by investors for long periods, and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by

DIREXION ANNUAL REPORT
12

sophisticated investors who understand the risks associated with shorting and/or the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs"), attempt to provide investment results that correlate to 150%, before fees and expenses, of the daily performance of an underlying security, meaning the Bull Funds attempt to move in the same direction as their respective target underlying security.

The Funds with the word "Bear" in their name (the "Bear ETFs"), attempt to provide investment results that correlate to -100%, before fees and expenses, of the daily performance of an underlying security, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target underlying security.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the underlying security will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each leveraged ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of a particular underlying security, a comparison of the return of the ETF to the relevant common shares tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the respective underlying security. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying volatility.

Factors Affecting the ETFs Performance:

Benchmark Performance – The daily performance of each ETF's underlying security, and the factors and market conditions implicitly affecting that underlying security, are the primary factors driving ETF performance. Given the daily goals, the series of daily underlying security returns are most important. The market conditions that affected the underlying security during the past year are described below.

Leverage – Each Bull ETF seeks daily investment results (before fees and expenses) of 150% of the performance of its respective underlying security. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of a particular underlying security. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the particular underlying security. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

DIREXION ANNUAL REPORT
13

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its underlying security.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its particular underlying security. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its particular underlying security in the short-term.

Equity Dividends and Bond Interest – Bull ETFs are positively impacted by equity and common shares dividends as the ETFs receive those payments. Bear ETFs are negatively impacted as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily AAPL Bull 1.5X Shares and the Direxion Daily AAPL Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of Apple Inc. (NASDAQ: AAPL). Apple Inc. designs, manufactures, and markets smartphones, personal computers, tablets, wearables, and accessories worldwide. It also sells various related services. For the Annual Period, the common shares of Apple Inc. returned 12.03%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily AAPL Bull 1.5X Shares returned 8.95%, while the model indicated an expected return of 15.85%. The Direxion Daily AAPL Bear 1X Shares returned -9.96%, while the model indicated an expected return of -16.18%.

The Direxion Daily AMZN Bull 1.5X Shares and the Direxion Daily AMZN Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of Amazon.com, Inc. (NASDAQ: AMZN). Amazon.com, Inc. engages in the retail sale of consumer products and subscriptions in North America and internationally. The company operates through three segments: North America, International, and Amazon Web Services. For the Annual Period, the common shares of Amazon.com, Inc. returned 29.92%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily AMZN Bull 1.5X Shares returned 31.53%, while the model indicated an expected return of 40.57%. The Direxion Daily AMZN Bear 1X Shares returned -28.28%, while the model indicated an expected return of -33.23%.

The Direxion Daily GOOGL Bull 1.5X Shares and the Direxion Daily GOOGL Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the class A shares of Alphabet Inc. (NASDAQ: GOOGL). Alphabet Inc. provides online advertising services in the United States, Europe, the Middle East, Africa, the Asia-Pacific, Canada, and Latin America. For the Annual Period, the common shares of Alphabet Inc. returned 31.29%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily GOOGL Bull 1.5X Shares returned 35.52% while the model indicated an expected return of 44.32%. The Direxion Daily GOOGL Bear 1X Shares returned -26.57%, while the model indicated an expected return of -31.81%.

The Direxion Daily MSFT Bull 1.5X Shares and the Direxion Daily MSFT Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of Microsoft Corporation (NASDAQ: MSFT). Microsoft Corporation develops, licenses, and supports software, services, devices, and solutions worldwide. For the Annual Period, the common shares of Microsoft Corporation returned 47.06%. Given the daily investment objectives of the ETFs and the path

DIREXION ANNUAL REPORT
14

dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSFT Bull 1.5X Shares returned 62.95%, while the model indicated an expected return of 73.18%. The Direxion Daily MSFT Bear 1X Shares returned -32.53%, while the model indicated an expected return of -27.50%.

The Direxion Daily NVDA Bull 1.5X Shares and the Direxion Daily NVDA Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of NVIDIA Corporation (NASDAQ: NVDA). NVIDIA Corporation operates as a visual computing company worldwide. It operates in two segments, graphics and compute and networking. From September 13, 2023 (the inception date of the Funds) through October 31, 2023, the common shares of NVIDIA Corporation returned -10.34%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily NVDA Bull 1.5X Shares returned -14.76%, while the model indicated an expected return of -13.96%. The Direxion Daily NVDA Bear 1X Shares returned 9.12%, while the model indicated an expected return of 8.06%.

The Direxion Daily TSLA Bull 1.5X Shares and the Direxion Daily TSLA Bear 1X Shares seek to provide 150% or -100%, respectively, of the daily return of the common shares of Tesla, Inc. (NASDAQ: TSLA). Tesla, Inc. designs, manufactures and sells electric vehicles and electric vehicle powertrain components. For the Annual Period, the common shares of Tesla, Inc. returned -11.73%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. The Direxion Daily TSLA Bull 1.5X Shares returned -32.56%, while the model indicated an expected return of -27.50%. The Direxion Daily TSLA Bear 1X Shares returned -14.81%, while the model indicated an expected return of -20.49%.

Common Shares Volatility:

For equities, the Annual Period started off very volatile but stabilized slightly throughout the year. The VIX index, a measure of volatility and market sentiment, reached an Annual Period-high of 30.81 on March 13, 2023, but ended the period at 18.14 on October 31, 2023. For bonds, the Federal Reserve's rate hiking cycle has led to much higher-than-normal volatility across the fixed income market and was even higher than most stocks by the end of the Annual Period. Although stock and bond volatility are historically closely aligned, the Annual Period ended with a divergence between the two, causing confusion for some investors.

Common Shares	Return	Volatility
Common shares of Apple Inc. (AAPL)	12.03%	25.06
Common shares of Amazon.com, Inc. (AMZN)	29.92%	37.51
Class A shares of Alphabet Inc. (GOOGL)	31.29%	33.31
Common shares of Microsoft Corporation (MSFT)	47.06%	28.13
Common shares of NVIDIA Corporation (NVDA)[1]	-10.34%	59.82
Common shares of Tesla, Inc. (TSLA)	-11.73%	36.68

1  September 13, 2023 through October 31, 2023

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

DIREXION ANNUAL REPORT
15

Investing in the funds involves a high degree of risk. Unlike traditional ETFs, or even other leveraged and/or inverse ETFs, these leveraged and/or inverse single-stock ETFs track the price of a single stock rather than an index, eliminating the benefits of diversification. Leveraged and inverse ETFs pursue daily leveraged investment objectives, which means they are riskier than alternatives which do not use leverage. They seek daily goals and should not be expected to track the underlying stock's performance over periods longer than one day. They are not suitable for all investors and should be utilized only by investors who understand leverage risk and who actively manage their investments. The Funds will lose money if the underlying stock's performance is flat, and it is possible that the Bull Fund will lose money even if the underlying stock's performance increases, and the Bear Fund will lose money even if the underlying stock's performance decreases, over a period longer than a single day. An investor could lose the full principal value of his or her investment in a single day.

*Basis Point: One hundredth of 1 percentage point.

*Consumer Price Index (CPI): CPI measures the monthly change in prices paid by U.S. consumers.

*Yield Curve: The yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

*S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

*NASDAQ-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Direxion Shares ETF Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular company, which can increase volatility. The use of derivatives such as futures contracts and swaps

DIREXION ANNUAL REPORT
16

are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide returns which are the inverse or a multiple of the return of their respective underlying security for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry, sector, or company, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of October 31, 2023 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
17

Direxion Daily S&P 500® Bear 1X Shares

Performance Summary (Unaudited)

June 8, 20161 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bear 1X Shares (NAV)	-3.26%	-9.10%	-11.30%	-11.24%
Direxion Daily S&P 500® Bear 1X Shares (Market Price)	-3.32%	-9.05%	-11.28%	-11.24%
S&P 500® Index	10.14%	10.36%	11.01%	11.71%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio (gross) is 0.62%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
18

Direxion Daily AAPL Bear 1X Shares

Performance Summary (Unaudited)

August 9, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily AAPL Bear 1X Shares (NAV)	-9.96%	-4.50%
Direxion Daily AAPL Bear 1X Shares (Market Price)	-9.92%	-4.49%
Common shares of Apple, Inc.	12.03%	3.38%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.15%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 100% of the inverse (or opposite) of the performance of the common shares of Apple, Inc. stock (NASDAQ: AAPL).

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
19

Direxion Daily AMZN Bear 1X Shares

Performance Summary (Unaudited)

September 7, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily AMZN Bear 1X Shares (NAV)	-28.28%	-12.56%
Direxion Daily AMZN Bear 1X Shares (Market Price)	-28.30%	-12.60%
Common shares of Amazon, Inc.	29.92%	2.42%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 100% of the inverse (or opposite) of the performance of the common shares of Amazon.com, Inc. stock (NASDAQ: AMZN).

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
20

Direxion Daily GOOGL Bear 1X Shares

Performance Summary (Unaudited)

September 7, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily GOOGL Bear 1X Shares (NAV)	-26.57%	-16.49%
Direxion Daily GOOGL Bear 1X Shares (Market Price)	-26.80%	-16.64%
Common shares of Alphabet, Inc.	31.29%	11.55%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.00%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 100% of the inverse (or opposite) of the performance of the common shares of Alphabet, Inc. stock (NASDAQ: GOOGL).

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
21

Direxion Daily MSFT Bear 1X Shares

Performance Summary (Unaudited)

September 7, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily MSFT Bear 1X Shares (NAV)	-32.53%	-24.73%
Direxion Daily MSFT Bear 1X Shares (Market Price)	-32.64%	-24.82%
Common shares of Microsoft Corp.	47.06%	27.59%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 4.73%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 100% of the inverse (or opposite) of the performance of the common shares of Microsoft Corp. stock (NASDAQ: MSFT).

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
22

Direxion Daily NVDA Bear 1X Shares

Performance Summary (Unaudited)

September 13, 20231 - October 31, 2023

Total Return as of October 31, 2023
Since Inception
Direxion Daily NVDA Bear 1X Shares (NAV)	9.12%
Direxion Daily NVDA Bear 1X Shares (Market Price)	9.08%
Common shares of NVIDIA Corp.	-10.34%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 100% of the inverse (or opposite) of the performance of the common shares of NVIDIA Corp. stock (NASDAQ: NVDA).

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
23

Direxion Daily TSLA Bear 1X Shares

Performance Summary (Unaudited)

August 9, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily TSLA Bear 1X Shares (NAV)	-14.81%	2.39%
Direxion Daily TSLA Bear 1X Shares (Market Price)	-15.13%	2.02%
Common shares of Tesla, Inc.	-11.73%	-24.45%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.26%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 100% of the inverse (or opposite) of the performance of the common shares of Tesla, Inc. stock (NASDAQ: TSLA).

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
24

Direxion Daily AAPL Bull 1.5X Shares

Performance Summary (Unaudited)

August 9, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily AAPL Bull 1.5X Shares (NAV)	8.95%	-3.80%
Direxion Daily AAPL Bull 1.5X Shares (Market Price)	8.98%	-3.71%
Common shares of Apple, Inc.	12.03%	3.38%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.51%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (150%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 150% of the performance of the common shares of Apple, Inc. stock (NASDAQ: AAPL).

Market Exposure

The Fund seeks daily exposure of 150% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
25

Direxion Daily AMZN Bull 1.5X Shares

Performance Summary (Unaudited)

September 7, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily AMZN Bull 1.5X Shares (NAV)	31.53%	-5.11%
Direxion Daily AMZN Bull 1.5X Shares (Market Price)	31.70%	-5.04%
Common shares of Amazon, Inc.	29.92%	2.42%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (150%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 150% of the performance of the common shares of Amazon.com, Inc. stock (NASDAQ: AMZN).

Market Exposure

The Fund seeks daily exposure of 150% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
26

Direxion Daily GOOGL Bull 1.5X Shares

Performance Summary (Unaudited)

September 7, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily GOOGL Bull 1.5X Shares (NAV)	35.52%	9.26%
Direxion Daily GOOGL Bull 1.5X Shares (Market Price)	35.94%	9.40%
Common shares of Alphabet, Inc.	31.29%	11.55%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (150%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 150% of the performance of the common shares of Alphabet, Inc. stock (NASDAQ: GOOGL).

Market Exposure

The Fund seeks daily exposure of 150% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
27

Direxion Daily MSFT Bull 1.5X Shares

Performance Summary (Unaudited)

September 7, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily MSFT Bull 1.5X Shares (NAV)	62.95%	34.32%
Direxion Daily MSFT Bull 1.5X Shares (Market Price)	63.20%	34.45%
Common shares of Microsoft Corp.	47.06%	27.59%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 5.30%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (150%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 150% of the performance of the common shares of Microsoft Corp. stock (NASDAQ: MSFT).

Market Exposure

The Fund seeks daily exposure of 150% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
28

Direxion Daily NVDA Bull 1.5X Shares

Performance Summary (Unaudited)

September 13, 20231 - October 31, 2023

Total Return as of October 31, 2023
Since Inception
Direxion Daily NVDA Bull 1.5X Shares (NAV)	-14.76%
Direxion Daily NVDA Bull 1.5X Shares (Market Price)	-14.72%
Common shares of NVIDIA Corp.	-10.34%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (150%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 150% of the performance of the common shares of NVIDIA Corp. stock (NASDAQ: NVDA).

Market Exposure

The Fund seeks daily exposure of 150% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
29

Direxion Daily TSLA Bull 1.5X Shares

Performance Summary (Unaudited)

August 9, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily TSLA Bull 1.5X Shares (NAV)	-32.56%	-47.83%
Direxion Daily TSLA Bull 1.5X Shares (Market Price)	-32.31%	-47.65%
Common shares of Tesla, Inc.	-11.73%	-24.45%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.25%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (150%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund seeks daily inverse investment results, before fees and expenses, of 150% of the performance of the common shares of Tesla, Inc. stock (NASDAQ: TSLA).

Market Exposure

The Fund seeks daily exposure of 150% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
30

Direxion Daily CSI 300 China A Share Bull 2X Shares

Performance Summary (Unaudited)

April 16, 20151 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily CSI 300 China A Share Bull 2X Shares (NAV)	0.88%	-22.04%	-0.35%	-10.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares (Market Price)	0.50%	-22.07%	-0.40%	-10.36%
CSI 300 Index	3.68%	-9.65%	3.51%	-2.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
31

Direxion Daily CSI China Internet Index Bull 2X Shares

Performance Summary (Unaudited)

November 2, 20161 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily CSI China Internet Bull 2X Shares (NAV)	41.58%	-61.18%	-32.45%	-25.10%
Direxion Daily CSI China Internet Bull 2X Shares (Market Price)	41.41%	-61.18%	-32.48%	-25.11%
CSI Overseas China Internet Index	40.22%	-25.87%	-6.03%	-3.39%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.33%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. (''CSI''). A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
32

Direxion Daily S&P 500® Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20141 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bull 2X Shares (NAV)	11.50%	14.26%	14.08%	15.78%
Direxion Daily S&P 500® Bull 2X Shares (Market Price)	11.51%	14.53%	13.98%	15.81%
S&P 500® Index	10.14%	10.36%	11.01%	10.74%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.74%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
33

Direxion Daily MSCI Brazil Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Brazil Bull 2X Shares (NAV)	-12.28%	9.89%	-39.42%	-37.87%
Direxion Daily MSCI Brazil Bull 2X Shares (Market Price)	-12.59%	9.64%	-39.48%	-37.95%
MSCI Brazil 25/50 Index	2.75%	12.99%	0.60%	-0.35%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.24%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies ("RICs") under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
34

Direxion Daily MSCI India Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI India Bull 2X Shares (NAV)	-3.02%	15.56%	-1.51%	-1.11%
Direxion Daily MSCI India Bull 2X Shares (Market Price)	-2.92%	15.58%	-1.34%	-1.10%
MSCI India Index	4.16%	13.36%	10.77%	8.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.26%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The MSCI India Index is designed to measure the performance of equity securities whose market capitalization, as calculated by MSCI, represents the top 85% of companies in the Indian equity securities markets. The performance of the MSCI India Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
35

Direxion Daily Cloud Computing Bull 2X Shares

Performance Summary (Unaudited)

January 8, 20211 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily Cloud Computing Bull 2X Shares (NAV)	7.09%	-33.59%
Direxion Daily Cloud Computing Bull 2X Shares (Market Price)	7.23%	-33.56%
Indxx USA Cloud Computing Index	10.72%	-12.47%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.27%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx USA Cloud Computing Index is provided by Indxx, LLC. and includes domestic companies that deliver cloud computing infrastructure, platforms, or services. The companies included in the Index are involved in the delivery of computing services – servers, storage, databases, networking, software, analytics, and more, over the internet, which is often referred to as the "Cloud." The Index Provider has defined cloud computing to include three themes: Infrastructure as a service; Platform as a service; and Software as a service. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
36

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Performance Summary (Unaudited)

August 11, 20221 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares (NAV)	-62.32%	-79.51%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares (Market Price)	-62.10%	-79.45%
Indxx US Electric and Autonomous Vehicles Index	-29.69%	-47.95%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 4.75%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx US Electric and Autonomous Vehicles Index is designed to track the performance of electric and autonomous vehicles companies. Indxx (the "Index Provider") defines electric and autonomous vehicles companies as those companies that derive at least 50% of their revenues from the following activities (or "sub-themes"): • Manufacturers – companies that manufacture and sell electric or autonomous vehicles. • Enablers – companies that build infrastructure or create technology for electric or autonomous vehicles, such as charging docks and batteries. • Software and Technology Services – companies that engage in the development of software and technology for electric or autonomous vehicles. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
37

Direxion Daily Energy Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Energy Bull 2X Shares (NAV)	-14.68%	96.19%	-23.51%	-22.19%
Direxion Daily Energy Bull 2X Shares (Market Price)	-14.79%	96.10%	-23.48%	-22.20%
Energy Select Sector Index	-1.63%	50.16%	10.36%	3.88%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.94%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
38

Direxion Daily Energy Bear 2X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Energy Bear 2X Shares (NAV)	-1.57%	-66.17%	-42.18%	-30.55%
Direxion Daily Energy Bear 2X Shares (Market Price)	-1.57%	-66.17%	-42.18%	-30.54%
Energy Select Sector Index	-1.63%	50.16%	10.36%	3.88%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
39

Direxion Daily Global Clean Energy Bull 2X Shares

Performance Summary (Unaudited)

July 29, 20211 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily Global Clean Energy Bull 2X Shares (NAV)	-57.35%	-45.59%
Direxion Daily Global Clean Energy Bull 2X Shares (Market Price)	-57.34%	-45.58%
S&P Global Clean Energy Index	-30.54%	-20.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.92%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Global Clean Energy Index is designed to track the performance of companies from developed markets whose economic fortunes are tied to the global clean energy business. The Index has a target constituent count of 100 and is limited to those stocks traded on a developed market exchange that meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float adjusted market capitalization, and $3 million average daily value traded over a six month period. The Index is rebalanced semi-annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
40

Direxion Daily Gold Miners Index Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Gold Miners Index Bull 2X Shares (NAV)	16.06%	-27.71%	-15.11%	-34.20%
Direxion Daily Gold Miners Index Bull 2X Shares (Market Price)	16.09%	-27.73%	-15.06%	-34.20%
NYSE Arca Gold Miners Index	18.24%	-7.73%	9.71%	2.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.19%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
41

Direxion Daily Gold Miners Index Bear 2X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Gold Miners Index Bear 2X Shares (NAV)	-41.52%	-11.60%	-56.13%	-54.63%
Direxion Daily Gold Miners Index Bear 2X Shares (Market Price)	-41.40%	-11.47%	-56.18%	-54.61%
NYSE Arca Gold Miners Index	18.24%	-7.73%	9.71%	2.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
42

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Junior Gold Miners Index Bull 2X Shares (NAV)	5.10%	-38.41%	-40.08%	-50.18%
Direxion Daily Junior Gold Miners Index Bull 2X Shares (Market Price)	5.01%	-38.51%	-40.12%	-50.22%
MVIS Global Junior Gold Miners Index	15.01%	-12.59%	5.72%	0.19%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
43

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Junior Gold Miners Index Bear 2X Shares (NAV)	-41.65%	-12.47%	-66.35%	-68.42%
Direxion Daily Junior Gold Miners Index Bear 2X Shares (Market Price)	-41.85%	-12.37%	-66.37%	-68.42%
MVIS Global Junior Gold Miners Index	15.01%	-12.59%	5.72%	0.19%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT
44

Direxion Daily NYSE FANG+ Bull 2X Shares

Performance Summary (Unaudited)

September 30, 20211 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily NYSE FANG+ Bull 2X Shares (NAV)	49.68%	-46.30%
Direxion Daily NYSE FANG+ Bull 2X Shares (Market Price)	49.40%	-46.29%
NYSE FANG+ Index	62.83%	1.71%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE FANG 20 Index is an equal weighted index designed to include Facebook, Apple, Amazon, Netflix and (Alphabet's) Google (i.e., the FANGs) and similar highly-traded growth stocks of technology and tech-enabled companies, such as Microsoft, from the information technology, communication services and consumer discretionary sectors. The Index consists of 20 stocks or depository receipts that are listed on a U.S. Exchange that have a minimum of a $5 billion market capitalization and a 6-month average daily trading value of at least $50 million. The Index selects companies whose economic fortunes are tied to technologies such as social networking, autonomous driving, electric vehicles, smartphones, mobile payments, e-commerce, online games, streaming media, online entertainment, cryptocurrencies, blockchain, big data, artificial intelligence machine learning, digital advertising, cloud services and other innovative technologies. The Index is reconstituted and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
45

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Performance Summary (Unaudited)

April 19, 20181 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (NAV)	19.17%	-21.64%	-7.17%	-18.38%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares (Market Price)	18.01%	-21.73%	-7.37%	-18.50%
Indxx Global Robotics & Artificial Intelligence Thematic Index	15.42%	-5.74%	3.79%	-0.44%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.41%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, "Robotics & Artificial Intelligence Companies"), as defined by Indxx, the Index Provider. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
46

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2025

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (NAV)	-17.42%	98.92%	-55.35%	-52.16%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares (Market Price)	-17.43%	98.73%	-55.38%	-52.17%
S&P Oil & Gas Exploration & Production Select Industry Index	-1.14%	56.95%	2.53%	-1.78%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
47

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (NAV)	-14.02%	-75.35%	-50.44%	-46.38%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares (Market Price)	-14.15%	-75.37%	-50.47%	-46.38%
S&P Oil & Gas Exploration & Production Select Industry Index	-1.14%	56.95%	2.53%	-1.78%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -200% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
48

Direxion Daily Travel & Vacation Bull 2X Shares

Performance Summary (Unaudited)

June 10, 20211 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Daily Travel & Vacation Bull 2X Shares (NAV)	-5.27%	-32.33%
Direxion Daily Travel & Vacation Bull 2X Shares (Market Price)	-5.79%	-32.32%
BlueStar® Travel and Vacation Index	3.10%	-11.96%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2024 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The BlueStar® Travel and Vacation Index is provided by MV Index Solutions GmbH and is comprised of US-listed stocks, including depository receipts, of companies that are Travel and Vacation companies. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT
49

Expense Example (Unaudited)

October 31, 2023

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2023 to October 31, 2023).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2023 to October 31, 2023" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2023

	Annualized Expense Ratio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023*
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.48%	$1,000.00	$1,026.10	$2.45
Based on hypothetical 5% return	0.48%	1,000.00	1,022.79	2.45
Direxion Daily AAPL Bear 1X Shares
Based on actual fund return	1.00%	1,000.00	1,012.10	5.07
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily AMZN Bear 1X Shares
Based on actual fund return	0.96%	1,000.00	781.40	4.31
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily GOOGL Bear 1X Shares
Based on actual fund return	0.95%	1,000.00	866.20	4.47
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84

DIREXION ANNUAL REPORT
50

Expense Example (Unaudited)

October 31, 2023

	Annualized Expense Ratio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023*
Direxion Daily MSFT Bear 1X Shares
Based on actual fund return	0.97%	$1,000.00	$919.20	$4.69
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily NVDA Bear 1X Shares[1]
Based on actual fund return	0.95%	1,000.00	1,091.20	1.33
Based on hypothetical 5% return	0.95%	1,000.00	1,005.44	1.28
Direxion Daily TSLA Bear 1X Shares
Based on actual fund return	1.14%	1,000.00	753.50	5.04
Based on hypothetical 5% return	1.14%	1,000.00	1,019.46	5.80
Direxion Daily AAPL Bull 1.5X Shares
Based on actual fund return	1.25%	1,000.00	973.90	6.22
Based on hypothetical 5% return	1.25%	1,000.00	1,018.90	6.36
Direxion Daily AMZN Bull 1.5X Shares
Based on actual fund return	1.29%	1,000.00	1,341.90	7.61
Based on hypothetical 5% return	1.29%	1,000.00	1,018.70	6.56
Direxion Daily GOOGL Bull 1.5X Shares
Based on actual fund return	1.31%	1,000.00	1,183.30	7.21
Based on hypothetical 5% return	1.31%	1,000.00	1,018.60	6.67
Direxion Daily MSFT Bull 1.5X Shares
Based on actual fund return	1.20%	1,000.00	1,115.00	6.40
Based on hypothetical 5% return	1.20%	1,000.00	1,019.16	6.11
Direxion Daily NVDA Bull 1.5X Shares[1]
Based on actual fund return	0.95%	1,000.00	852.40	1.18
Based on hypothetical 5% return	0.95%	1,000.00	1,005.44	1.28
Direxion Daily TSLA Bull 1.5X Shares
Based on actual fund return	1.23%	1,000.00	1,245.80	6.96
Based on hypothetical 5% return	1.23%	1,000.00	1,019.00	6.26
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	0.94%	1,000.00	704.20	4.04
Based on hypothetical 5% return	0.94%	1,000.00	1,020.47	4.79
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	0.94%	1,000.00	779.70	4.22
Based on hypothetical 5% return	0.94%	1,000.00	1,020.47	4.79
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.86%	1,000.00	987.30	4.31
Based on hypothetical 5% return	0.86%	1,000.00	1,020.87	4.38
Direxion Daily MSCI Brazil Bull 2X Shares
Based on actual fund return	1.69%	1,000.00	1,097.30	8.93
Based on hypothetical 5% return	1.69%	1,000.00	1,016.69	8.59
Direxion Daily MSCI India Bull 2X Shares
Based on actual fund return	1.08%	1,000.00	1,065.10	5.62
Based on hypothetical 5% return	1.08%	1,000.00	1,019.76	5.50
Direxion Daily Cloud Computing Bull 2X Shares
Based on actual fund return	1.39%	1,000.00	1,187.10	7.66
Based on hypothetical 5% return	1.39%	1,000.00	1,018.20	7.07
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Based on actual fund return	1.19%	1,000.00	740.80	5.22
Based on hypothetical 5% return	1.19%	1,000.00	1,019.21	6.06
Direxion Daily Energy Bull 2X Shares
Based on actual fund return	1.15%	1,000.00	978.20	5.73
Based on hypothetical 5% return	1.15%	1,000.00	1,019.41	5.85

DIREXION ANNUAL REPORT
51

Expense Example (Unaudited)

October 31, 2023

	Annualized Expense Ratio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023*
Direxion Daily Energy Bear 2X Shares
Based on actual fund return	1.27%	$1,000.00	$970.60	$6.31
Based on hypothetical 5% return	1.27%	1,000.00	1,018.80	6.46
Direxion Daily Global Clean Energy Bull 2X Shares
Based on actual fund return	0.95%	1,000.00	460.30	3.50
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Gold Miners Index Bull 2X Shares
Based on actual fund return	1.32%	1,000.00	643.20	5.47
Based on hypothetical 5% return	1.32%	1,000.00	1,018.55	6.72
Direxion Daily Gold Miners Index Bear 2X Shares
Based on actual fund return	1.65%	1,000.00	1,377.10	9.89
Based on hypothetical 5% return	1.65%	1,000.00	1,016.89	8.39
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Based on actual fund return	1.26%	1,000.00	644.80	5.22
Based on hypothetical 5% return	1.26%	1,000.00	1,018.85	6.41
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Based on actual fund return	1.60%	1,000.00	1,326.20	9.38
Based on hypothetical 5% return	1.60%	1,000.00	1,017.14	8.13
Direxion Daily NYSE FANG+ Bull 2X Shares
Based on actual fund return	1.59%	1,000.00	1,320.80	9.30
Based on hypothetical 5% return	1.59%	1,000.00	1,017.19	8.08
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Based on actual fund return	1.69%	1,000.00	791.30	7.63
Based on hypothetical 5% return	1.69%	1,000.00	1,016.69	8.59
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Based on actual fund return	1.33%	1,000.00	1,251.20	7.55
Based on hypothetical 5% return	1.33%	1,000.00	1,018.50	6.77
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Based on actual fund return	1.33%	1,000.00	723.60	5.78
Based on hypothetical 5% return	1.33%	1,000.00	1,018.50	6.77
Direxion Daily Travel & Vacation Bull 2X Shares
Based on actual fund return	1.17%	1,000.00	794.00	5.29
Based on hypothetical 5% return	1.17%	1,000.00	1,019.31	5.96

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2023 to October 31, 2023), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from September 13, 2023 (commencement of operations) to October 31, 2023, multiplied by 49 days (the number of days since commencement of operations to October 31, 2023), then divided by 365.

DIREXION ANNUAL REPORT
52

Allocation of Portfolio Holdings (Unaudited)

October 31, 2023

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily S&P 500® Bear 1X Shares	95%	—	—	5%	100%
Direxion Daily AAPL Bear 1X Shares	96%	—	—	4%	100%
Direxion Daily AMZN Bear 1X Shares	103%	—	—	(3)%	100%
Direxion Daily GOOGL Bear 1X Shares	93%	—	—	7%	100%
Direxion Daily MSFT Bear 1X Shares	102%	—	—	(2)%	100%
Direxion Daily NVDA Bear 1X Shares	91%	—	—	9%	100%
Direxion Daily TSLA Bear 1X Shares	79%	—	—	21%	100%
Direxion Daily AAPL Bull 1.5X Shares	84%	19%	—	(3)%	100%
Direxion Daily AMZN Bull 1.5X Shares	82%	13%	—	5%	100%
Direxion Daily GOOGL Bull 1.5X Shares	87%	19%	—	(6)%	100%
Direxion Daily MSFT Bull 1.5X Shares	85%	14%	—	1%	100%
Direxion Daily NVDA Bull 1.5X Shares	101%	10%	—	(11)%	100%
Direxion Daily TSLA Bull 1.5X Shares	101%	20%	—	(21)%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	74%	—	47%	(21)%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	67%	—	48%	(15)%	100%
Direxion Daily S&P 500® Bull 2X Shares	7%	93%	—	0%**	100%
Direxion Daily MSCI Brazil Bull 2X Shares	50%	—	44%	6%	100%
Direxion Daily MSCI India Bull 2X Shares	58%	—	44%	(2)%	100%
Direxion Daily Cloud Computing Bull 2X Shares	14%	82%	—	4%	100%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	46%	86%	—	(32)%	100%
Direxion Daily Energy Bull 2X Shares	26%	70%	—	4%	100%
Direxion Daily Energy Bear 2X Shares	92%	—	—	8%	100%
Direxion Daily Global Clean Energy Bull 2X Shares	44%	—	83%	(27)%	100%
Direxion Daily Gold Miners Index Bull 2X Shares	57%	—	48%	(5)%	100%
Direxion Daily Gold Miners Index Bear 2X Shares	86%	—	—	14%	100%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	71%	—	39%	(10)%	100%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	82%	—	—	18%	100%
Direxion Daily NYSE FANG+ Bull 2X Shares	57%	54%	—	(11)%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	52%	—	57%	(9)%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	31%	54%	—	15%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	104%	—	—	(4)%	100%
Direxion Daily Travel & Vacation Bull 2X Shares	39%	78%	—	(17)%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
53

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 76.8%
Money Market Funds - 76.8%
197,068,439	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$197,068,439
29,773,410	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	29,773,410
821,315	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	821,315
	TOTAL SHORT TERM INVESTMENTS (Cost $227,663,164) (b)	$227,663,164
	TOTAL INVESTMENTS (Cost $227,663,164) - 76.8%	$227,663,164
	Other Assets in Excess of Liabilities - 23.2%	68,730,838
	TOTAL NET ASSETS - 100.0%	$296,394,002

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $45,213,467.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.4600% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/13/2023	21,690	$97,458,277	$7,164,414
5.6400% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Barclays	12/20/2023	48,990	212,851,457	8,622,918
					$310,309,734	$15,787,332

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Direxion Daily AAPL Bear 1X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.4%
Money Market Funds - 100.4%
26,968,017	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$26,968,017
2,903,839	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	2,903,839
6,850,736	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	6,850,736
	TOTAL SHORT TERM INVESTMENTS (Cost $36,722,592) (b)	$36,722,592
	TOTAL INVESTMENTS (Cost $36,722,592) - 100.4%	$36,722,592
	Liabilities in Excess of Other Assets - (0.4)%	(159,608)
	TOTAL NET ASSETS - 100.0%	$36,562,984

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,558,477.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
3.8100% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	BNP Paribas	12/5/2023	33,590	$5,860,572	$156,887
5.3100% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Goldman Sachs	12/7/2023	58,036	10,015,266	138,652
3.8100% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Bank of America Merrill Lynch	12/8/2023	55,431	9,749,770	324,049
3.3100% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Citibank N.A.	12/19/2023	67,050	12,124,434	747,397
					$37,750,042	$1,366,985

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Direxion Daily AMZN Bear 1X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 102.6%
Money Market Funds - 102.6%
2,115,544	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$2,115,544
112,156	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	112,156
847,360	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	847,360
	TOTAL SHORT TERM INVESTMENTS (Cost $3,075,060) (b)	$3,075,060
	TOTAL INVESTMENTS (Cost $3,075,060) - 102.6%	$3,075,060
	Liabilities in Excess of Other Assets - (2.6)%	(79,158)
	TOTAL NET ASSETS - 100.0%	$2,995,902

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $959,516.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3100% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Goldman Sachs	12/7/2023	7,387	$942,820	$(37,340)
3.8100% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Bank of America Merrill Lynch	12/8/2023	3,258	450,974	21,194
3.3100% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Citibank N.A.	12/19/2023	11,865	1,502,589	(70,934)
					$2,896,383	$(87,080)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Direxion Daily GOOGL Bear 1X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 92.6%
Money Market Funds - 92.6%
1,110,452	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$1,110,452
250,662	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	250,662
441,849	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	441,849
	TOTAL SHORT TERM INVESTMENTS (Cost $1,802,963) (b)	$1,802,963
	TOTAL INVESTMENTS (Cost $1,802,963) - 92.6%	$1,802,963
	Other Assets in Excess of Liabilities - 7.4%	144,817
	TOTAL NET ASSETS - 100.0%	$1,947,780

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $692,510.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.3100% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Goldman Sachs	12/7/2023	5,545	$750,701	$65,582
3.8100% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Bank of America Merrill Lynch	12/8/2023	4,333	574,444	38,613
3.3100% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Citibank N.A.	12/19/2023	5,820	755,290	34,483
					$2,080,435	$138,678

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
57

Direxion Daily MSFT Bear 1X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 109.6%
Money Market Funds - 109.6%
4,070,889	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$4,070,889
543,149	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	543,149
1,108,230	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	1,108,230
	TOTAL SHORT TERM INVESTMENTS (Cost $5,722,268) (b)	$5,722,268
	TOTAL INVESTMENTS (Cost $5,722,268) - 109.6%	$5,722,268
	Liabilities in Excess of Other Assets - (9.6)%	(502,651)
	TOTAL NET ASSETS - 100.0%	$5,219,617

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,651,379.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3100% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Goldman Sachs	12/7/2023	5,387	$1,718,211	$(96,346)
3.8100% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Bank of America Merrill Lynch	12/8/2023	6,145	2,068,935	2,385
3.3100% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Citibank N.A.	12/19/2023	3,906	1,319,847	11,430
					$5,106,993	$(82,531)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
58

Direxion Daily NVDA Bear 1X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 45.3%
Money Market Funds - 45.3%
1,204,846	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$1,204,846
1,642,575	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	1,642,575
810,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	810,000
1,592,270	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	1,592,270
	TOTAL SHORT TERM INVESTMENTS (Cost $5,249,691) (b)	$5,249,691
	TOTAL INVESTMENTS (Cost $5,249,691) - 45.3%	$5,249,691
	Other Assets in Excess of Liabilities - 54.7%	6,342,894
	TOTAL NET ASSETS - 100.0%	$11,592,585

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,044,845.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
3.3100% representing 1 month SOFR rate + spread	Total return of common shares of NVIDIA Corp.	Citibank N.A.	12/19/2023	6,495	$2,916,256	$280,170
5.2100% representing 1 month SOFR rate + spread	Total return of common shares of NVIDIA Corp.	Barclays	12/20/2023	6,000	2,692,200	264,484
5.3100% representing 1 month SOFR rate + spread	Total return of common shares of NVIDIA Corp.	Goldman Sachs	10/15/2024	11,036	4,775,499	288,759
3.8100% representing 1 month SOFR rate + spread	Total return of common shares of NVIDIA Corp.	Bank of America Merrill Lynch	10/28/2024	4,896	2,196,835	211,633
					$12,580,790	$1,045,046
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
59

Direxion Daily TSLA Bear 1X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.2%
Money Market Funds - 100.2%
37,691,412	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$37,691,412
5,741,184	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	5,741,184
6,275,033	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	6,275,033
	TOTAL SHORT TERM INVESTMENTS (Cost $49,707,629) (b)	$49,707,629
	TOTAL INVESTMENTS (Cost $49,707,629) - 100.2%	$49,707,629
	Liabilities in Excess of Other Assets - (0.2)%	(105,070)
	TOTAL NET ASSETS - 100.0%	$49,602,559

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $21,917,500.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
3.8100% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	BNP Paribas	12/5/2023	91,612	$19,074,523	$689,502
5.3100% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Goldman Sachs	12/7/2023	72,699	18,867,619	4,333,598
3.8100% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Bank of America Merrill Lynch	12/8/2023	52,801	13,757,101	3,247,599
3.3100% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Citibank N.A.	12/19/2023	29,858	8,030,277	2,096,093
					$59,729,520	$10,366,792

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
60

Direxion Daily AAPL Bull 1.5X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 19.4%
Computer and Electronic Product Manufacturing - 19.4%
39,714	Apple, Inc.	$6,781,960
	TOTAL COMMON STOCKS (Cost $6,654,093)	$6,781,960
SHORT TERM INVESTMENTS - 83.3%
Money Market Funds - 83.3%
16,688,941	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$16,688,941
5,514,281	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	5,514,281
6,951,325	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	6,951,325
	TOTAL SHORT TERM INVESTMENTS (Cost $29,154,547)	$29,154,547
	TOTAL INVESTMENTS (Cost $35,808,640) - 102.7% (b)	$35,936,507
	Liabilities in Excess of Other Assets - (2.7)%	(955,670)
	TOTAL NET ASSETS - 100.0%	$34,980,837

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,050,025.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of common shares of Apple, Inc.	7.3100% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	53,012	$8,905,399	$20,154
Total return of common shares of Apple, Inc.	6.3100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	101,936	17,660,558	(354,540)
Total return of common shares of Apple, Inc.	7.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/14/2023	60,529	10,630,749	(406,278)
Total return of common shares of Apple, Inc.	7.8100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	52,072	9,112,701	(336,503)
					$46,309,407	$(1,077,167)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
61

Direxion Daily AMZN Bull 1.5X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 12.9%
General Merchandise Retailers - 12.9%
40,629	Amazon.com, Inc. (a)	$5,407,314
	TOTAL COMMON STOCKS (Cost $5,148,689)	$5,407,314
SHORT TERM INVESTMENTS - 89.7%
Money Market Funds - 89.7%
17,338,428	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$17,338,428
2,975,249	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	2,975,249
17,413,816	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	17,413,816
	TOTAL SHORT TERM INVESTMENTS (Cost $37,727,493)	$37,727,493
	TOTAL INVESTMENTS (Cost $42,876,182) - 102.6% (c)	$43,134,807
	Liabilities in Excess of Other Assets - (2.6)%	(1,091,398)
	TOTAL NET ASSETS - 100.0%	$42,043,409

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,627,828.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid/(Received) at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of common shares of Amazon.com, Inc.	6.5600% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	80,013	$10,148,835	$483,028
Total return of common shares of Amazon.com, Inc.	7.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	130,517	16,012,942	1,045,271
Total return of common shares of Amazon.com, Inc.	8.3100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	207,971	26,832,205	532,964
Total return of common shares of Amazon.com, Inc.	7.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/26/2024	14,721	1,880,837	77,565
					$54,874,819	$2,138,828

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
62

Direxion Daily GOOGL Bull 1.5X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 19.1%
Web Search Portals, Libraries, Archives, and Other Information Services - 19.1%
53,166	Alphabet, Inc. (a)	$6,596,838
	TOTAL COMMON STOCKS (Cost $6,097,374)	$6,596,838
SHORT TERM INVESTMENTS - 85.4%
Money Market Funds - 85.4%
12,847,515	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$12,847,515
4,872,558	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	4,872,558
11,785,157	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	11,785,157
	TOTAL SHORT TERM INVESTMENTS (Cost $29,505,230)	$29,505,230
	TOTAL INVESTMENTS (Cost $35,602,604) - 104.5% (c)	$36,102,068
	Liabilities in Excess of Other Assets - (4.5)%	(1,533,885)
	TOTAL NET ASSETS - 100.0%	$34,568,183

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,657,715.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of Alphabet, Inc.	6.5600% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	117,976	$14,546,933	$(217,662)
Total return of common shares of Alphabet, Inc.	7.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/14/2023	122,167	15,831,695	(847,891)
Total return of common shares of Alphabet, Inc.	7.8100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	124,585	16,339,661	(1,012,140)
					$46,718,289	$(2,077,693)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
63

Direxion Daily MSFT Bull 1.5X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 14.0%
Publishing Industries - 14.0%
17,733	Microsoft Corp.	$5,995,705
	TOTAL COMMON STOCKS (Cost $5,406,373)	$5,995,705
SHORT TERM INVESTMENTS - 84.5%
Money Market Funds - 84.5%
16,939,757	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$16,939,757
4,038,065	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	4,038,065
7,580,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	7,580,000
7,725,180	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	7,725,180
	TOTAL SHORT TERM INVESTMENTS (Cost $36,283,002)	$36,283,002
	TOTAL INVESTMENTS (Cost $41,689,375) - 98.5% (b)	$42,278,707
	Other Assets in Excess of Liabilities - 1.5%	653,960
	TOTAL NET ASSETS - 100.0%	$42,932,668

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,343,246.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of common shares of Microsoft Corp.	6.5600% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	40,860	$12,606,257	$877,767
Total return of common shares of Microsoft Corp.	7.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	46,494	14,768,611	661,247
Total return of common shares of Microsoft Corp.	7.8100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	25,380	8,034,661	356,919
Total return of common shares of Microsoft Corp.	6.0100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	60,000	21,352,102	(1,394,058)
					$56,761,631	$501,875

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
64

Direxion Daily NVDA Bull 1.5X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 10.0%
Computer and Electronic Product Manufacturing - 10.0%
3,387	NVIDIA Corp.	$1,381,219
	TOTAL COMMON STOCKS (Cost $1,473,129)	$1,381,219
SHORT TERM INVESTMENTS - 91.1%
Money Market Funds - 91.1%
4,029,607	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$4,029,607
5,144,397	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	5,144,397
1,100,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	1,100,000
2,342,024	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	2,342,024
	TOTAL SHORT TERM INVESTMENTS (Cost $12,616,028) (b)	$12,616,028
	TOTAL INVESTMENTS (Cost $14,089,157) - 101.1%	$13,997,247
	Liabilities in Excess of Other Assets - (1.1)%	(147,260)
	TOTAL NET ASSETS - 100.0%	$13,849,987

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,586,421.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of NVIDIA Corp.	8.3100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	5,779	$2,593,038	$(265,683)
Total return of common shares of NVIDIA Corp.	6.0100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	6,000	2,692,200	(267,416)
Total return of common shares of NVIDIA Corp.	7.8100% representing 1 month SOFR rate + spread	Goldman Sachs	10/15/2024	29,314	12,616,462	(736,609)
Total return of common shares of NVIDIA Corp.	7.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	10/28/2024	6,464	2,882,589	(273,596)
					$20,784,289	$(1,543,304)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
65

Direxion Daily TSLA Bull 1.5X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 20.2%
Transportation Equipment Manufacturing - 20.2%
757,113	Tesla, Inc. (a)	$152,058,575
	TOTAL COMMON STOCKS (Cost $156,070,412)	$152,058,575
SHORT TERM INVESTMENTS - 98.7%
Money Market Funds - 98.7%
249,696,704	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$249,696,704
8,816,378	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	8,816,378
21,540,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	21,540,000
462,855,746	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	462,855,746
	TOTAL SHORT TERM INVESTMENTS (Cost $742,908,828)	$742,908,828
	TOTAL INVESTMENTS (Cost $898,979,240) - 118.9% (c)	$894,967,403
	Liabilities in Excess of Other Assets - (18.9)%	(142,458,304)
	TOTAL NET ASSETS - 100.0%	$752,509,099

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $577,489,288.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of Tesla, Inc.	7.3100% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	887,656	$176,377,823	$(3,215,983)
Total return of common shares of Tesla, Inc.	8.8100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	1,319	297,566	(71,747)
Total return of common shares of Tesla, Inc.	7.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	1,847,111	443,486,204	(81,186,093)
Total return of common shares of Tesla, Inc.	8.3100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,959,780	453,895,577	(65,606,969)
Total return of common shares of Tesla, Inc.	6.0100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	167,550	44,278,894	(11,041,429)
					$1,118,336,064	$(161,122,221)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
66

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 47.4%
1,089,717	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)	$27,133,953
	TOTAL INVESTMENT COMPANIES (Cost $30,620,884)	$27,133,953
SHORT TERM INVESTMENTS - 73.6%
Money Market Funds - 73.6%
14,977,174	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$14,977,174
27,137,981	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	27,137,981
	TOTAL SHORT TERM INVESTMENTS (Cost $42,115,155)	$42,115,155
	TOTAL INVESTMENTS (Cost $72,736,039) - 121.0% (c)	$69,249,108
	Liabilities in Excess of Other Assets - (21.0)%	(12,002,630)
	TOTAL NET ASSETS - 100.0%	$57,246,478

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $28,581,066.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	3.3100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	1,451,387	$41,859,683	$(6,414,805)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	5.5600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	358,679	8,937,087	(28,558)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	4.8100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,698,419	47,540,204	(5,659,003)
					$98,336,974	$(12,102,366)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
67

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 47.8%
5,882,512	KraneShares CSI China Internet ETF (a)	$153,239,437
	TOTAL INVESTMENT COMPANIES (Cost $161,629,856)	$153,239,437
SHORT TERM INVESTMENTS - 66.8%
Money Market Funds - 66.8%
136,502,824	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$136,502,824
19,807,214	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	19,807,214
57,699,812	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	57,699,812
	TOTAL SHORT TERM INVESTMENTS (Cost $214,009,850)	$214,009,850
	TOTAL INVESTMENTS (Cost $375,639,706) - 114.6% (c)	$367,249,287
	Liabilities in Excess of Other Assets - (14.6)%	(46,825,583)
	TOTAL NET ASSETS - 100.0%	$320,423,704

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $244,793,468.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of KraneShares CSI China Internet ETF	5.7000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	3,891,954	$110,183,820	$(12,284,140)
Total return of KraneShares CSI China Internet ETF	5.8600% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	3,741,629	99,118,671	(2,066,261)
Total return of KraneShares CSI China Internet ETF	5.8600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	3,802,429	102,548,114	(5,962,076)
Total return of KraneShares CSI China Internet ETF	6.0500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	3,005,080	85,649,258	(8,106,239)
Total return of KraneShares CSI China Internet ETF	5.9100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	4,277,643	125,246,259	(18,267,017)
					$522,746,122	$(46,685,733)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
68

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 93.1%
Accommodation - 0.5%
2,449	Airbnb, Inc. (a)	$289,691
1,236	Caesars Entertainment Inc. (a)	49,304
1,501	Hilton Worldwide Holdings, Inc.	227,447
4,084	Host Hotels & Resorts, Inc.	63,220
1,884	Las Vegas Sands Corp.	89,415
1,437	Marriott International, Inc. Class A	270,961
1,611	MGM Resorts International	56,256
		1,046,294
Administrative and Support Services - 2.3%
503	Allegion PLC ADR (Ireland)	49,475
8,436	Amcor PLC ADR (United Kingdom)	74,996
2,357	Automatic Data Processing, Inc.	514,345
205	Booking Holdings, Inc. (a)	571,860
673	Broadridge Financial Solutions, Inc.	114,841
707	Equifax, Inc.	119,886
225	FactSet Research System, Inc.	97,175
420	FleetCor Technologies, Inc. (a)	94,571
451	Gartner, Inc. (a)	149,750
1,672	Iron Mountain, Inc.	98,765
817	Live Nation Entertainment, Inc. (a)	65,376
908	Moody's Corp.	279,664
618	Robert Half International, Inc.	46,208
1,612	Rollins, Inc.	60,627
1,354	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	114,725
9,208	Visa, Inc. Class A	2,164,801
2,110	Waste Management, Inc.	346,736
		4,963,801
Air Transportation - 0.1%
725	Alaska Air Group, Inc. (a)	22,932
3,742	American Airlines Group, Inc. (a)	41,723
3,684	Delta Air Lines, Inc.	115,125
3,413	Southwest Airlines Co.	75,871
1,879	United Continental Holdings, Inc. (a)	65,784
		321,435
Ambulatory Health Care Services - 0.2%
310	DaVita, Inc. (a)	23,941
514	Laboratory Corp. of America Holdings	102,661
331	Molina Healthcare, Inc. (a)	110,207
642	Quest Diagnostics, Inc.	83,524
6,874	Viatris, Inc.	61,179
		381,512
Amusement, Gambling, and Recreation Industries - 0.5%
1,492	Global Payments, Inc.	158,480
10,486	The Walt Disney Co. (a)	855,553
561	Wynn Resorts Ltd.	49,245
		1,063,278
Shares		Fair Value
Apparel Manufacturing - 0.1%
665	Lululemon Athletica, Inc. (a)	$261,664
228	Ralph Lauren Corp.	25,657
1,896	VF Corp.	27,928
		315,249
Beverage and Tobacco Product Manufacturing - 2.0%
10,173	Altria Group, Inc.	408,650
22,298	Coca-Cola Co.	1,259,614
919	Constellation Brands, Inc. Class A	215,184
5,761	Keurig Dr Pepper, Inc.	174,731
1,068	Molson Coors Brewing Co. Class B	61,698
4,266	Monster Beverage Corp. (a)	217,993
7,894	PepsiCo, Inc.	1,288,932
8,894	Philip Morris International, Inc.	792,989
		4,419,791
Broadcasting and Content Providers - 0.7%
581	Charter Communications, Inc. (a)	234,027
23,583	Comcast Corp. Class A	973,742
1,457	FOX Corp. Class A	44,278
761	FOX Corp. Class B	21,240
2,759	Paramount Global Class B	30,018
12,709	Warner Bros Discovery, Inc. (a)	126,327
		1,429,632
Building Material and Garden Equipment and Supplies Dealers - 1.1%
3,359	Lowe's Companies, Inc.	640,124
303	Snap-on, Inc.	78,156
5,768	The Home Depot, Inc.	1,642,092
619	Tractor Supply Co.	119,195
		2,479,567
Chemical Manufacturing - 7.6%
10,119	AbbVie, Inc.	1,428,600
1,268	Air Products & Chemicals, Inc.	358,134
668	Albemarle Corp.	84,689
3,067	Amgen, Inc.	784,232
826	Biogen, Inc. (a)	196,208
906	Bio-Techne Corp.	49,495
11,974	Bristol-Myers Squibb Co.	617,020
1,030	Catalent, Inc. (a)	35,422
569	Celanese Corp.	65,156
1,109	CF Industries Holdings, Inc.	88,476
1,413	Church & Dwight Co., Inc.	128,498
715	Clorox Co.	84,155
4,732	Colgate-Palmolive Co.	355,468
2,635	DuPont de Nemours, Inc.	192,039
676	Eastman Chemical Co.	50,517
1,457	Ecolab, Inc.	244,397
4,574	Eli Lilly and Company	2,533,676
719	FMC Corp.	38,251
7,141	Gilead Sciences, Inc.	560,854
1,060	Incyte Corp. (a)	57,166
3,281	IntercontinentalExchange, Inc.	352,511
1,456	International Flavors & Fragrances, Inc.	99,518
9,871	Kenvue Inc.	183,601
1,939	Kimberly-Clark Corp.	231,982
2,801	Linde PLC ADR (Ireland)	1,070,430

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
69

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Chemical Manufacturing (continued)
1,461	LyondellBasell Industries N.V. Class A ADR (Netherlands)	$131,841
14,540	Merck & Co., Inc.	1,493,258
1,901	Mosaic Co.	61,744
32,352	Pfizer, Inc.	988,677
1,353	PPG Industries, Inc.	166,108
13,511	Procter & Gamble Co.	2,027,055
616	Regeneron Pharmaceuticals, Inc. (a)	480,412
823	Sealed Air Corp.	25,340
1,479	Vertex Pharmaceuticals, Inc. (a)	535,561
419	West Pharmaceutical Services, Inc.	133,364
2,641	Zoetis, Inc.	414,637
		16,348,492
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.4%
1,316	Bath & Body Works, Inc.	39,020
1,960	Ross Stores, Inc.	227,301
6,588	TJX Companies, Inc.	580,205
		846,526
Computer and Electronic Product Manufacturing - 20.1%
9,259	Advanced Micro Devices, Inc. (a)	912,011
1,694	Agilent Technologies, Inc.	175,109
34,000	Alphabet, Inc. Class A (a)	4,218,720
28,928	Alphabet, Inc. Class C (a)	3,624,678
1,317	AMETEK, Inc.	185,394
3,419	Amphenol Corp. Class A	275,400
2,876	Analog Devices, Inc.	452,481
84,216	Apple, Inc.	14,381,566
1,438	Arista Networks, Inc. (a)	288,132
122	Bio-Rad Laboratories, Inc. (a)	33,584
2,362	Broadcom, Inc.	1,987,316
23,351	Cisco Systems, Inc.	1,217,288
3,766	Danaher Corp.	723,147
778	Enphase Energy, Inc. (a)	61,913
3,733	Fortinet, Inc. (a)	213,416
2,015	Fortive Corp.	131,539
2,247	GE HealthCare Technologies, Inc.	149,583
1,407	Hologic, Inc. (a)	93,101
4,975	HP, Inc.	130,992
472	IDEXX Laboratories, Inc. (a)	188,550
911	Illumina, Inc. (a)	99,682
23,997	Intel Corp.	875,890
5,223	International Business Machines Corp.	755,455
1,018	Keysight Technologies, Inc. (a)	124,247
1,086	L3 Harris Technologies, Inc.	194,839
3,122	Microchip Technology, Inc.	222,567
6,273	Micron Technology, Inc.	419,475
271	Monolithic Power Systems, Inc.	119,712
961	Motorola Solutions, Inc.	267,600
1,211	NetApp, Inc.	88,137
819	Northrop Grumman Corp.	386,101
14,156	NVIDIA Corp.	5,772,817
1,477	NXP Semiconductors NV ADR (Netherlands)	254,679
2,470	ON Semiconductor Corp. (a)	154,721
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
2,356	Otis Worldwide Corp.	$181,907
716	PerkinElmer, Inc.	59,321
566	Qorvo, Inc. (a)	49,480
6,398	Qualcomm, Inc.	697,318
8,335	Raytheon Technologies Corp.	678,386
616	Roper Technologies, Inc.	300,959
1,108	Seagate Technology Holdings PLC ADR (Ireland)	75,621
918	Skyworks Solutions, Inc.	79,627
320	SolarEdge Technologies, Inc. (a)	24,304
879	Teradyne, Inc.	73,194
5,203	Texas Instruments, Inc.	738,878
2,209	Thermo Fisher Scientific, Inc.	982,497
1,424	Trimble, Inc. (a)	67,113
337	Waters Corp. (a)	80,385
1,833	Western Digital Corp. (a)	73,595
293	Zebra Technologies Corp. Class A (a)	61,363
		43,403,790
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.2%
3,492	Fiserv, Inc. (a)	397,215
Construction of Buildings - 0.2%
1,746	D.R. Horton, Inc.	182,282
1,450	Lennar Corp. Class A	154,686
21	NVR, Inc. (a)	113,665
1,261	PulteGroup, Inc.	92,797
		543,430
Couriers and Messengers - 0.4%
1,327	FedEx Corp.	318,613
4,141	United Parcel Service, Inc. Class B	584,916
		903,529
Credit Intermediation and Related Activities - 4.2%
3,336	American Express Co.	487,156
39,625	Bank of America Corp.	1,043,722
4,466	Bank of New York Mellon Corp.	189,805
2,186	Capital One Financial Corp.	221,420
11,034	Citigroup, Inc.	435,733
2,702	Citizens Financial Group, Inc.	63,308
760	Comerica, Inc.	29,944
1,433	Discover Financial Services	117,621
3,394	Fidelity National Information Services, Inc.	166,679
3,900	Fifth Third Bancorp	92,469
8,293	Huntington Bancshares, Inc.	80,027
16,650	JPMorgan Chase & Co.	2,315,349
5,365	KeyCorp	54,830
954	M&T Bank Corp.	107,564
4,771	MasterCard, Inc. Class A	1,795,566
1,188	Northern Trust Corp.	78,301
2,282	PNC Financial Services Group, Inc.	261,221
5,376	Regions Financial Corp.	78,113
1,825	State Street Corp.	117,950
2,402	Synchrony Financial	67,376
7,638	Truist Financial Corp.	216,614

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
70

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
8,924	U.S. Bancorp	$284,497
20,961	Wells Fargo & Co.	833,619
852	Zions Bancorp	26,284
		9,165,168
Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
718	A.O. Smith Corp.	50,087
402	Axon Enterprise, Inc. (a)	82,205
3,276	Emerson Electric Co.	291,466
357	Generac Holdings, Inc. (a)	30,013
664	Rockwell Automation, Inc.	174,506
1,800	TE Connectivity Ltd. ADR (Switzerland)	212,130
320	Whirlpool Corp.	33,459
		873,866
Fabricated Metal Product Manufacturing - 0.2%
1,808	Ball Corp.	87,055
1,426	Nucor Corp.	210,748
950	Pentair PLC ADR (Ireland)	55,214
874	Stanley Black & Decker, Inc.	74,334
		427,351
Food and Beverage Retailers - 0.1%
3,791	Kroger Co.	171,998
Food Manufacturing - 0.9%
3,075	Archer-Daniels-Midland Co.	220,078
868	Bunge Ltd. ADR	91,991
1,123	Campbell Soup Co.	45,380
3,353	General Mills, Inc.	218,750
1,662	Hormel Foods Corp.	54,098
1,514	Kellanova	76,412
833	Lamb Weston Holdings, Inc.	74,803
1,441	McCormick & Co, Inc.	92,080
7,792	Mondelez International, Inc.	515,908
863	The Hershey Co.	161,683
582	The J.M. Smucker Co.	66,255
4,579	The Kraft Heinz Co.	144,055
1,637	Tyson Foods, Inc. Class A	75,875
		1,837,368
Food Services and Drinking Places - 1.1%
159	Chipotle Mexican Grill, Inc. (a)	308,810
691	Darden Restaurants, Inc.	100,561
201	Domino's Pizza, Inc.	68,137
4,182	McDonald's Corp.	1,096,395
6,558	Starbucks Corp.	604,910
1,256	Veralto Corp. (a)	86,664
1,609	Yum! Brands, Inc.	194,464
		2,459,941
Funds, Trusts, and Other Financial Vehicles - 0.1%
873	Garmin Ltd. ADR (Switzerland)	89,509
1,287	T. Rowe Price Group, Inc.	116,473
		205,982
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 0.0% (†)
1,117	Best Buy Co., Inc.	74,638
Shares		Fair Value
Gasoline Stations and Fuel Dealers - 0.7%
10,171	Chevron Corp.	$1,482,220
General Merchandise Retailers - 4.8%
52,033	Amazon.com, Inc. (a)	6,925,072
2,544	Costco Wholesale Corp.	1,405,407
1,260	Dollar General Corp.	149,990
1,203	Dollar Tree, Inc. (a)	133,641
3,043	eBay, Inc.	119,377
710	Etsy, Inc. (a)	44,233
2,650	Target Corp.	293,594
8,182	Wal-Mart Stores, Inc.	1,337,021
		10,408,335
Health and Personal Care Retailers - 0.3%
7,359	CVS Health Corp.	507,845
283	Ulta Beauty, Inc. (a)	107,911
4,104	Walgreens Boots Alliance, Inc.	86,512
		702,268
Hospitals - 0.1%
1,157	HCA Healthcare, Inc.	261,644
357	Universal Health Services, Inc. Class B	44,943
		306,587
Insurance Carriers and Related Activities - 5.9%
3,092	Aflac, Inc.	241,516
1,502	Allstate Corp.	192,451
4,086	American International Group, Inc.	250,513
1,167	Aon PLC ADR (United Kingdom)	361,070
2,137	Arch Capital Group Ltd. ADR (a)	185,235
1,236	Arthur J. Gallagher & Co.	291,066
304	Assurant, Inc.	45,266
10,453	Berkshire Hathaway, Inc. Class B (a)	3,567,922
1,352	Brown & Brown, Inc.	93,856
3,097	Centene Corp. (a)	213,631
2,350	Chubb Limited ADR (Switzerland)	504,357
1,698	Cigna Corp.	525,022
902	Cincinnati Financial Corp.	89,902
1,354	Elevance Health, Inc.	609,422
248	Everest Re Group Ltd. ADR	98,114
497	Globe Life, Inc.	57,831
1,754	Hartford Financial Services Group, Inc.	128,831
715	Humana, Inc.	374,438
1,063	Loews Corp.	68,043
2,834	Marsh & McLennan Companies, Inc.	537,468
3,620	MetLife, Inc.	217,236
1,270	Principal Financial Group, Inc.	85,954
3,354	Progressive Corp.	530,234
2,080	Prudential Financial, Inc.	190,195
1,316	Travelers Companies, Inc.	220,351
5,309	UnitedHealth Group, Inc.	2,843,288
1,160	W.R. Berkley Corp.	78,207
600	Willis Towers Watson PLC ADR (Ireland)	141,534
		12,742,953

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
71

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Leather and Allied Product Manufacturing - 0.4%
7,019	NIKE, Inc. Class B	$721,343
1,329	Tapestry, Inc.	36,627
		757,970
Machinery Manufacturing - 2.2%
4,815	Applied Materials, Inc.	637,265
5,784	Baker Hughes Co.	199,085
4,802	Carrier Global Corp.	228,864
2,926	Caterpillar, Inc.	661,422
816	Cummins, Inc.	176,501
1,556	Deere & Co.	568,500
6,240	General Electric Co.	677,851
430	IDEX Corp.	82,306
2,315	Ingersoll Rand, Inc.	140,474
768	Lam Research Corp.	451,753
123	Mettler-Toledo International, Inc. (a)	121,180
312	Nordson Corp.	66,328
733	Parker Hannifin Corp.	270,411
1,312	Trane Technologies PLC ADR (Ireland)	249,687
1,380	Xylem, Inc.	129,085
		4,660,712
Management of Companies and Enterprises - 0.5%
9,947	Abbott Laboratories	940,489
5,770	Carnival Corp. ADR (Panama) (a)	66,124
2,443	Norwegian Cruise Line Holdings Ltd. ADR (a)	33,225
		1,039,838
Merchant Wholesalers, Durable Goods - 0.9%
495	Cintas Corp.	251,024
4,973	Copart, Inc. (a)	216,425
3,276	Fastenal Co.	191,122
809	Genuine Parts Co.	104,248
752	Henry Schein, Inc. (a)	48,865
310	Hubbell, Inc.	83,731
226	Huntington Ingalls Industries, Inc.	49,679
3,896	Johnson Controls International PLC ADR (Ireland)	190,982
781	KLA-Tencor Corp.	366,836
1,534	LKQ Corp.	67,373
303	Mohawk Industries, Inc. (a)	24,355
221	Pool Corp.	69,785
256	W.W. Grainger, Inc.	186,837
1,462	WestRock Co.	52,530
		1,903,792
Merchant Wholesalers, Nondurable Goods - 0.8%
1,052	Brown Forman Corp. Class B	59,080
1,462	Cardinal Health, Inc.	133,042
959	Cencora, Inc.	177,559
2,742	ConAgra Brands, Inc.	75,021
1,576	Illinois Tool Works, Inc.	353,213
768	McKesson Corp.	349,717
2,899	Sysco Corp.	192,755
1,358	The Sherwin Williams Co.	323,489
		1,663,876
Shares		Fair Value
Mining (except Oil and Gas) - 0.3%
8,217	Freeport-McMoRan Copper & Gold, Inc.	$277,570
354	Martin Marietta Materials, Inc.	144,765
4,557	Newmont Mining Corp.	170,751
766	Vulcan Materials Co.	150,511
		743,597
Miscellaneous Manufacturing - 2.9%
3,164	3M Co.	287,766
409	Align Technology, Inc. (a)	75,497
2,897	Baxter International, Inc.	93,950
1,661	Becton, Dickinson & Co.	419,868
8,385	Boston Scientific Corp. (a)	429,228
1,217	Dentsply Sirona, Inc.	37,009
2,221	DexCom, Inc. (a)	197,291
805	Dover Corp.	104,610
3,485	Edwards Lifesciences Corp. (a)	222,064
1,330	Estee Lauder Companies, Inc. Class A	171,397
751	Hasbro, Inc.	33,908
399	Insulet Corp. (a)	52,895
2,011	Intuitive Surgical, Inc. (a)	527,324
13,800	Johnson & Johnson	2,047,092
7,627	Medtronic PLC ADR (Ireland)	538,161
840	ResMed, Inc.	118,625
570	Steris PLC ADR (Ireland)	119,689
1,937	Stryker Corp.	523,416
276	Teleflex, Inc.	50,991
1,138	Textron, Inc.	86,488
281	The Cooper Companies, Inc.	87,602
1,201	Zimmer Biomet Holdings, Inc.	125,396
		6,350,267
Motion Picture and Sound Recording Industries - 0.5%
2,544	Netflix, Inc. (a)	1,047,339
909	Take-Two Interactive Software, Inc. (a)	121,579
		1,168,918
Motor Vehicle and Parts Dealers - 0.3%
105	AutoZone, Inc. (a)	260,098
911	CarMax, Inc. (a)	55,653
345	O'Reilly Automotive, Inc. (a)	321,002
		636,753
National Security and International Affairs - 0.0% (†)
784	Leidos Holdings, Inc.	77,710
Nonmetallic Mineral Product Manufacturing - 0.1%
4,396	Corning, Inc.	117,637
Oil and Gas Extraction - 0.6%
1,759	APA Corp.	69,867
4,337	Coterra Energy, Inc.	119,268
3,671	Devon Energy Corp.	170,958
4,797	Dominion Energy, Inc.	193,415
3,339	EOG Resources, Inc.	421,549
2,071	EQT Corp.	87,769
3,472	Marathon Oil Corp.	94,820
3,800	Occidental Petroleum Corp.	234,878
		1,392,524

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
72

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Paper Manufacturing - 0.0% (†)
520	Packaging Corp of America	$79,586
Performing Arts, Spectator Sports, and Related Industries - 0.1%
1,406	Electronic Arts, Inc.	174,049
Petroleum and Coal Products Manufacturing - 1.9%
6,862	ConocoPhillips	815,206
22,944	Exxon Mobil Corp.	2,428,623
2,297	Marathon Petroleum Corp.	347,421
2,547	Phillips 66	290,536
2,022	Valero Energy Corp.	256,794
		4,138,580
Pipeline Transportation - 0.1%
6,970	Williams Companies, Inc.	239,768
Plastics and Rubber Products Manufacturing - 0.0% (†)
467	Avery Dennison Corp.	81,291
Primary Metal Manufacturing - 0.1%
2,250	Howmet Aerospace, Inc.	99,225
896	Steel Dynamics, Inc.	95,433
		194,658
Professional, Scientific, and Technical Services - 4.4%
3,615	Accenture PLC Class A ADR (Ireland)	1,073,980
764	CDW Corp.	153,106
293	Charles River Laboratories International, Inc. (a)	49,329
2,898	Cognizant Technology Solutions Corp. Class A	186,834
2,286	Eaton Corp PLC ADR (Ireland)	475,282
329	EPAM Systems, Inc. (a)	71,580
1,214	Extra Space Storage, Inc.	125,758
338	F5 Networks, Inc. (a)	51,237
1,982	International Paper Co.	66,853
2,202	Interpublic Group of Companies, Inc.	62,537
1,053	IQVIA Holdings, Inc. (a)	190,414
423	Jack Henry & Associates, Inc.	59,639
716	Jacobs Solutions, Inc.	95,443
1,843	Juniper Networks, Inc.	49,614
1,595	Match Group, Inc. (a)	55,187
12,737	Meta Platforms, Inc. (a)	3,837,276
1,898	Moderna, Inc. (a)	144,172
1,134	Omnicom Group, Inc.	84,948
9,024	Oracle Corp.	933,082
1,755	Palto Alto Networks, Inc. (a)	426,500
1,840	Paychex, Inc.	204,332
279	Paycom Software, Inc.	68,347
1,163	ServiceNow, Inc. (a)	676,692
276	Teledyne Technologies, Inc. (a)	103,387
519	VeriSign, Inc. (a)	103,623
828	Verisk Analytics, Inc. Class A	188,254
		9,537,406
Publishing Industries - 9.0%
2,608	Adobe Systems, Inc. (a)	1,387,612
866	Akamai Technologies, Inc. (a)	89,484
Shares		Fair Value
Publishing Industries (continued)
497	Ansys, Inc. (a)	$138,295
1,220	Autodesk, Inc. (a)	241,109
1,560	Cadence Design Systems, Inc. (a)	374,166
895	Ceridian HCM Holding, Inc. (a)	57,289
142	Fair Isaac Corp. (a)	120,113
7,398	Hewlett Packard Enterprise Co.	113,781
1,608	Intuit, Inc.	795,880
42,580	Microsoft Corp.	14,396,724
2,183	News Corp. Class A	45,144
666	News Corp. Class B	14,279
3,227	NortonLifeLock, Inc.	53,762
678	PTC, Inc. (a)	95,205
5,581	Salesforce.com, Inc. (a)	1,120,832
868	Synopsys, Inc. (a)	407,474
240	Tyler Technologies, Inc. (a)	89,496
		19,540,645
Rail Transportation - 0.5%
11,502	CSX Corp.	343,335
3,491	Union Pacific Corp.	724,766
		1,068,101
Real Estate - 1.7%
896	Alexandria Real Estate Equities, Inc.	83,444
2,669	American Tower Corp.	475,589
818	AvalonBay Communities, Inc.	135,575
823	Boston Properties, Inc.	44,088
616	Camden Property Trust	52,286
1,775	CBRE Group, Inc. Class A (a)	123,079
2,489	Crown Castle International Corp.	231,427
1,735	Digital Realty Trust, Inc.	215,765
1,976	Equity Residential	109,332
374	Essex Property Trust, Inc.	80,006
417	Federal Realty Investment Trust	38,026
3,138	Healthpeak Properties, Inc.	48,796
3,290	Invitation Homes, Inc.	97,680
3,552	Kimco Realty Corp.	63,723
665	Mid-America Apartment Communities, Inc.	78,570
5,295	Prologis, Inc.	533,471
911	Public Storage	217,465
4,061	Realty Income Corp.	192,410
945	Regency Centers Corp.	56,946
1,874	Simon Property Group, Inc.	205,934
1,738	UDR, Inc.	55,286
2,301	Ventas, Inc.	97,700
5,813	VICI Properties, Inc.	162,183
2,975	Welltower, Inc.	248,740
4,184	Weyerhaeuser Co.	120,039
		3,767,560
Rental and Leasing Services - 0.1%
390	United Rentals, Inc.	158,445
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.1%
586	Ameriprise Financial, Inc.	184,338
808	BlackRock, Inc.	494,722

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
73

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities (continued)
610	CBOE Holdings, Inc.	$99,973
8,523	Charles Schwab Corp.	443,537
2,059	CME Group, Inc.	439,514
4,036	Dow, Inc.	195,100
1,630	Franklin Resources, Inc.	37,148
1,890	Goldman Sachs Group, Inc.	573,823
2,569	Invesco Ltd. ADR (a)	33,320
218	MarketAxess Holdings, Inc.	46,598
7,310	Morgan Stanley	517,694
453	MSCI, Inc. Class A	213,612
1,944	NASDAQ OMX Group, Inc.	96,422
1,072	Raymond James Financial, Inc.	102,312
1,862	S&P Global, Inc.	650,415
4,067	The Blackstone Group, Inc.	375,588
		4,504,116
Specialty Trade Contractors - 0.1%
829	Quanta Services, Inc.	138,542
Support Activities for Agriculture and Forestry - 0.1%
4,067	Corteva, Inc.	195,785
Support Activities for Mining - 0.7%
1,020	Diamondback Energy, Inc.	163,527
5,150	Halliburton Co.	202,601
1,584	Hess Corp.	228,730
1,338	Pioneer Natural Resources Co.	319,782
8,140	Schlumberger Ltd. ADR (Curaco) (a)	453,072
1,284	Targa Resources Corp.	107,355
		1,475,067
Support Activities for Transportation - 0.3%
672	C.H. Robinson Worldwide, Inc.	54,990
787	Expedia, Inc. (a)	74,993
851	Expeditors International of Washington, Inc.	92,972
473	J.B. Hunt Transport Services, Inc.	81,294
1,304	Norfolk Southern Corp.	248,790
		553,039
Telecommunications - 1.3%
40,968	AT&T, Inc.	630,907
533	Equinix, Inc.	388,898
6,295	PayPal Holdings, Inc. (a)	326,081
616	SBA Communications Corp.	128,516
2,969	T-Mobile US, Inc. (a)	427,120
24,088	Verizon Communications, Inc.	846,212
		2,747,734
Transportation Equipment Manufacturing - 3.1%
1,621	Aptiv PLC ADR (United Kingdom) (a)	141,351
3,244	Boeing Co. (a)	606,044
1,350	BorgWarner, Inc.	49,815
22,533	Ford Motor Co.	219,697
1,302	General Dynamics Corp.	314,186
7,890	General Motors Co.	222,498
3,803	Honeywell International, Inc.	696,938
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
1,286	Lockheed Martin Corp.	$584,667
2,990	Paccar, Inc.	246,765
15,824	Tesla Motors, Inc. (a)	3,178,092
322	TransDigm Group, Inc. (a)	266,645
1,022	Wabtec Corp.	108,352
		6,635,050
Truck Transportation - 0.1%
518	Old Dominion Freight Line, Inc.	195,110
Utilities - 2.5%
3,834	AES Corp.	57,127
1,451	Alliant Energy Corp.	70,794
1,508	Ameren Corp.	114,171
2,947	American Electric Power Co., Inc.	222,616
1,109	American Water Works Co., Inc.	130,474
854	Atmos Energy Corp.	91,942
3,617	CenterPoint Energy, Inc.	97,225
1,671	CMS Energy Corp.	90,802
1,976	Consolidated Edison, Inc.	173,473
1,845	Constellation Energy Corp.	208,337
1,183	DTE Energy Co.	114,018
4,421	Duke Energy Corp.	392,983
2,202	Edison International	138,858
1,216	Entergy Corp.	116,237
1,310	Evergy, Inc.	64,373
2,008	Eversource Energy	108,010
5,703	Exelon Corp.	222,075
616	First Solar, Inc. (a)	87,749
2,953	FirstEnergy Corp.	105,127
11,115	Kinder Morgan, Inc.	180,063
11,601	NextEra Energy, Inc.	676,338
2,366	NiSource, Inc.	59,529
1,306	NRG Energy, Inc.	55,348
3,340	Oneok, Inc.	217,768
11,987	PG&E Corp. (a)	195,388
649	Pinnacle West Capital Corp.	48,143
4,229	PPL Corp.	103,907
2,856	Public Service Enterprise Group, Inc.	176,072
3,605	Sempra Energy	252,458
6,254	Southern Co.	420,894
1,805	WEC Energy Group, Inc.	146,909
3,161	Xcel Energy, Inc.	187,353
		5,326,561
Waste Management and Remediation Services - 0.1%
1,174	Republic Services, Inc.	174,327
Web Search Portals, Libraries, Archives, and Other Information Services - 0.1%
2,345	CoStar Group, Inc. (a)	172,146
	Wood Product Manufacturing - 0.0% (†)
1,290	Masco Corp.	67,196
	TOTAL COMMON STOCKS (Cost $200,815,319)	$201,400,572
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
74

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 6.3%
Money Market Funds - 6.3%
12,331,493	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$12,331,493
1,354,533	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	1,354,533
20,394	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	20,394
	TOTAL SHORT TERM INVESTMENTS (Cost $13,706,420)	$13,706,420
	TOTAL INVESTMENTS (Cost $214,521,739) - 99.4% (c)	$215,106,992
	Other Assets in Excess of Liabilities - 0.6%	1,194,656
	TOTAL NET ASSETS - 100.0%	$216,301,648

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $198,505,823.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	5.8100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	10,000	$42,637,500	$(847,353)
Total return of S&P 500® Index	5.8000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	15,171	61,343,191	1,079,860
Total return of S&P 500® Index	5.8900% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	29,958	124,413,942	838,070
					$228,394,633	$1,070,577

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
75

Direxion Daily MSCI Brazil Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 44.2%
1,510,328	iShares MSCI Brazil Capped ETF (a)	$44,962,464
	TOTAL INVESTMENT COMPANIES (Cost $50,385,638)	$44,962,464
SHORT TERM INVESTMENTS - 54.5%
Money Market Funds - 54.5%
34,471,534	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$34,471,534
1,444	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	1,444
20,887,982	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	20,887,982
	TOTAL SHORT TERM INVESTMENTS (Cost $55,360,960)	$55,360,960
	TOTAL INVESTMENTS (Cost $105,746,598) - 98.7% (c)	$100,323,424
	Other Assets in Excess of Liabilities - 1.3%	1,345,612
	TOTAL NET ASSETS - 100.0%	$101,669,036

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $49,243,199.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Brazil Capped ETF	5.9000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	270,071	$7,748,169	$220,084
Total return of iShares MSCI Brazil Capped ETF	4.8100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	3,836,600	109,704,548	4,185,046
Total return of iShares MSCI Brazil Capped ETF	5.6100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	938,873	25,939,115	1,864,513
Total return of iShares MSCI Brazil Capped ETF	6.0600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	274,484	8,469,534	(70,510)
					$151,861,366	$6,199,133

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
76

Direxion Daily MSCI India Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 43.8%
575,988	iShares MSCI India ETF (a)	$24,905,721
	TOTAL INVESTMENT COMPANIES (Cost $26,923,193)	$24,905,721
SHORT TERM INVESTMENTS - 60.5%
Money Market Funds - 60.5%
20,373,217	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$20,373,217
6,410,077	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	6,410,077
7,568,594	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	7,568,594
	TOTAL SHORT TERM INVESTMENTS (Cost $34,351,888)	$34,351,888
	TOTAL INVESTMENTS (Cost $61,275,081) - 104.3% (c)	$59,257,609
	Liabilities in Excess of Other Assets - (4.3)%	(2,445,641)
	TOTAL NET ASSETS - 100.0%	$56,811,968

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,231,182.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI India ETF	6.1000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	710,538	$28,249,092	$1,526,262
Total return of iShares MSCI India ETF	6.0600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	735,711	31,590,979	(1,178,190)
Total return of iShares MSCI India ETF	6.1100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	605,526	26,174,782	(1,227,377)
					$86,014,853	$(879,305)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
77

Direxion Daily Cloud Computing Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 81.8%
Administrative and Support Services - 0.8%
562	Alarm.com, Inc. (a)	$28,736
706	nCino, Inc. (a)	19,839
		48,575
Computer and Electronic Product Manufacturing - 0.1%
468	Radware Ltd. ADR (Israel) (a)	6,978
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 5.5%
836	Five9, Inc. (a)	48,380
997	RingCentral, Inc. (a)	26,500
1,911	VMware, Inc. (a)(b)	278,337
		353,217
Heavy and Civil Engineering Construction - 0.4%
583	BlackLine, Inc. (a)	28,625
Professional, Scientific, and Technical Services - 30.1%
900	2U, Inc. (a)	1,908
698	DigitalOcean Holdings, Inc. (a)	14,281
1,605	Freshworks, Inc. (a)	28,794
841	LivePerson, Inc. (a)	2,220
437	Model N, Inc. (a)	10,532
2,734	Nutanix, Inc. (a)	98,943
2,655	Oracle Corp.	274,527
610	Paycom Software, Inc.	149,432
491	Paylocity Holding Corp. (a)	88,085
493	PROS Holdings, Inc. (a)	15,357
1,900	SAP SE ADR (Germany)	254,600
539	ServiceNow, Inc. (a)	313,617
1,715	Snowflake, Inc. (a)	248,898
1,696	Vimeo, Inc. (a)	5,224
1,230	Workday, Inc. (a)	260,403
1,028	Zscaler, Inc. (a)	163,133
		1,929,954
Publishing Industries - 42.4%
1,276	ACI Worldwide, Inc. (a)	25,992
626	Adobe Systems, Inc. (a)	333,069
1,836	Akamai Technologies, Inc. (a)	189,714
221	AppFolio, Inc. (a)	41,453
1,529	Atlassian Corp. (a)	276,199
1,166	Autodesk, Inc. (a)	230,437
1,214	Bill.com Holdings, Inc. (a)	110,826
507	Blackbaud, Inc. (a)	33,158
1,660	Box, Inc. (a)	41,268
1,030	C3.ai, Inc. (a)(b)	25,132
699	Clearwater Analytics Holdings, Inc. (a)	12,638
1,779	CrowdStrike Holdings, Inc. (a)	314,474
2,377	DocuSign, Inc. (a)	92,418
3,155	Dropbox, Inc. (a)	82,976
345	Enfusion, Inc. (a)	2,863
475	Everbridge, Inc. (a)	9,790
1,308	Informatica, Inc. (a)	25,087
116	MicroStrategy, Inc. Class A (a)	49,113
751	Paycor HCM, Inc. (a)	16,207
432	Qualys, Inc. (a)	66,074
Shares		Fair Value
Publishing Industries (continued)
1,230	Salesforce.com, Inc. (a)	$247,021
431	SPS Commerce, Inc. (a)	69,106
2,098	Twilio, Inc. (a)	107,543
1,332	Veeva Systems, Inc. (a)	256,690
553	Workiva, Inc. (a)	48,161
1,485	Zuora, Inc. (a)	11,004
		2,718,413
Telecommunications - 2.5%
1,282	8x8, Inc. (a)	3,051
2,594	Zoom Video Communications, Inc. (a)	155,588
		158,639
	TOTAL COMMON STOCKS (Cost $6,049,121)	$5,244,401
SHORT TERM INVESTMENTS - 19.8%
Money Market Funds - 19.8%
1,018,925	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$1,018,925
1	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	1
250,241	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	250,241
	TOTAL SHORT TERM INVESTMENTS (Cost $1,269,167)	$1,269,167
	TOTAL INVESTMENTS (Cost $7,318,288) - 101.6% (e)	$6,513,568
	Liabilities in Excess of Other Assets - (1.6)%	(99,899)
	TOTAL NET ASSETS - 100.0%	$6,413,669

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,996,043.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
78

Direxion Daily Cloud Computing Bull 2X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Indxx USA Cloud Computing Index	5.4600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	5,074	$3,526,274	$410,826
Total return of Indxx USA Cloud Computing Index	5.4600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	4,365	3,624,032	(152,037)
					$7,150,306	$258,789

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
79

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 86.4%
Computer and Electronic Product Manufacturing - 5.8%
43,286	Blink Charging Co. (a)(b)	$103,020
31,228	Indie Semiconductor, Inc. (a)	152,705
		255,725
Machinery Manufacturing - 4.1%
6,899	PHINIA Inc.	178,546
Management of Companies and Enterprises - 5.0%
8,673	EHang Holdings Ltd. ADR (China) (a)(b)	120,295
48,815	Polestar Automotive Holding UK PLC ADR (Sweden) (a)	98,118
		218,413
Motor Vehicle and Parts Dealers - 2.8%
59,856	EVgo, Inc. (a)	123,603
Printing and Related Support Activities - 3.5%
34,610	Fisker Inc. (a)(b)	155,745
Rental and Leasing Services - 2.1%
6,146	Cerence, Inc. (a)	94,095
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 10.6%
66,596	ChargePoint Holdings, Inc. (a)	169,154
40,538	Nio, Inc. ADR (China) (a)	295,927
		465,081
Specialty Trade Contractors - 3.7%
31,373	QuantumScape Corp. (a)(b)	163,767
Transportation Equipment Manufacturing - 48.8%
4,804	BorgWarner, Inc.	177,268
6,139	Gentex Corp.	176,067
9,429	Li Auto, Inc. ADR (China) (a)	318,794
43,507	Lucid Group, Inc. (a)	179,249
49,324	Luminar Technologies, Inc. (a)(b)	156,357
177,377	Nikola Corp. (a)(b)	191,567
18,815	Rivian Automotive, Inc. (a)	305,179
1,515	Tesla Motors, Inc. (a)	304,273
8,476	The Lion Electric Company ADR (Canada) (a)	13,307
12,856	Wallbox N.V. ADR (Spain) (a)(b)	20,184
21,379	XPeng, Inc. ADR (China) (a)(b)	309,568
		2,151,813
	TOTAL COMMON STOCKS (Cost $5,348,765)	$3,806,788
Shares		Fair Value
SHORT TERM INVESTMENTS - 57.6%
Money Market Funds - 57.6%
1,118,593	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$1,118,593
282,163	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (c)	282,163
1,139,396	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	1,139,396
	TOTAL SHORT TERM INVESTMENTS (Cost $2,540,152)	$2,540,152
	TOTAL INVESTMENTS (Cost $7,888,917) - 144.0% (e)	$6,346,940
	Liabilities in Excess of Other Assets - (44.0)%	(1,939,117)
	TOTAL NET ASSETS - 100.0%	$4,407,823

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,746,685.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
80

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Indxx US Electric and Autonomous Vehicles Index	5.4100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	1,737	$1,685,413	$(313,782)
Total return of Indxx US Electric and Autonomous Vehicles Index	5.3100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	3,605	3,703,090	(865,038)
Total return of Indxx US Electric and Autonomous Vehicles Index	5.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/14/2023	971	1,006,613	(242,982)
					$6,395,116	$(1,421,802)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
81

Direxion Daily Energy Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 70.1%
Gasoline Stations and Fuel Dealers - 12.0%
303,305	Chevron Corp.	$44,200,638
Machinery Manufacturing - 1.8%
196,364	Baker Hughes Co.	6,758,849
Oil and Gas Extraction - 10.6%
59,758	APA Corp.	2,373,588
147,312	Coterra Energy, Inc.	4,051,080
124,608	Devon Energy Corp.	5,802,995
99,536	EOG Resources, Inc.	12,566,420
70,337	EQT Corp.	2,980,882
117,798	Marathon Oil Corp.	3,217,063
129,041	Occidental Petroleum Corp.	7,976,024
		38,968,052
Petroleum and Coal Products Manufacturing - 27.3%
101,041	ConocoPhillips	12,003,671
548,194	Exxon Mobil Corp.	58,026,335
77,763	Marathon Petroleum Corp.	11,761,654
86,603	Phillips 66	9,878,804
68,679	Valero Energy Corp.	8,722,233
		100,392,697
Pipeline Transportation - 2.2%
236,575	Williams Companies, Inc.	8,138,180
Support Activities for Mining - 12.5%
34,777	Diamondback Energy, Inc.	5,575,449
174,754	Halliburton Co.	6,874,822
53,746	Hess Corp.	7,760,922
45,343	Pioneer Natural Resources Co.	10,836,977
206,079	Schlumberger Ltd. ADR (Curaco)	11,470,357
43,508	Targa Resources Corp.	3,637,704
		46,156,231
Utilities - 3.7%
377,011	Kinder Morgan, Inc.	6,107,578
113,282	Oneok, Inc.	7,385,986
		13,493,564
	TOTAL COMMON STOCKS (Cost $232,871,619)	$258,108,211
Shares		Fair Value
SHORT TERM INVESTMENTS - 29.3%
Money Market Funds - 29.3%
103,548,998	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$103,548,998
4,133,498	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	4,133,498
44,897	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	44,897
	TOTAL SHORT TERM INVESTMENTS (Cost $107,727,393)	$107,727,393
	TOTAL INVESTMENTS (Cost $340,599,012) - 99.4% (b)	$365,835,604
	Other Assets in Excess of Liabilities - 0.6%	2,214,645
	TOTAL NET ASSETS - 100.0%	$368,050,249

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $177,345,353.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Energy Select Sector Index	5.8000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	158,990	$139,593,683	$776,669
Total return of Energy Select Sector Index	5.8500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	93,064	80,398,564	1,780,197
Total return of Energy Select Sector Index	5.9900% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	127,613	109,534,096	3,557,148
Total return of Energy Select Sector Index	5.8100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	153,869	127,773,727	8,585,014
					$457,300,070	$14,699,028

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
82

Direxion Daily Energy Bear 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.9%
Money Market Funds - 100.9%
20,981,138	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$20,981,138
4,440,420	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	4,440,420
1,393,463	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	1,393,463
	TOTAL SHORT TERM INVESTMENTS (Cost $26,815,021) (b)	$26,815,021
	TOTAL INVESTMENTS (Cost $26,815,021) - 100.9%	$26,815,021
	Liabilities in Excess of Other Assets - (0.9)%	(231,469)
	TOTAL NET ASSETS - 100.0%	$26,583,552

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,272,096.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3500% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	12/5/2023	18,647	$17,716,540	$1,071,655
5.5900% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	J.P. Morgan	12/12/2023	6,872	6,075,401	(20,304)
5.6300% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/13/2023	8,922	8,545,019	584,979
5.5100% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	Barclays	12/20/2023	24,904	22,697,975	456,302
					$55,034,935	$2,092,632

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
83

Direxion Daily Global Clean Energy Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 82.5%
178,255	iShares Global Clean Energy ETF (a)	$2,319,097
	TOTAL INVESTMENT COMPANIES (Cost $3,347,698)	$2,319,097
SHORT TERM INVESTMENTS - 36.6%
Money Market Funds - 36.6%
43,816	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$43,816
983,273	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	983,273
	TOTAL SHORT TERM INVESTMENTS (Cost $1,027,089)	$1,027,089
	TOTAL INVESTMENTS (Cost $4,374,787) - 119.1% (c)	$3,346,186
	Liabilities in Excess of Other Assets - (19.1)%	(536,246)
	TOTAL NET ASSETS - 100.0%	$2,809,940

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,485,342.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of The S&P Global Clean Energy Index	5.7600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	202,413	$3,208,142	$(607,292)
Total return of The S&P Global Clean Energy Index	5.8600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	51,300	819,679	(160,629)
					$4,027,821	$(767,921)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
84

Direxion Daily Gold Miners Index Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 48.3%
8,077,222	VanEck VectorsTM Gold Miners ETF (a)	$226,242,988
	TOTAL INVESTMENT COMPANIES (Cost $231,868,910)	$226,242,988
SHORT TERM INVESTMENTS - 59.3%
Money Market Funds - 59.3%
215,965,151	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$215,965,151
17,844,033	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	17,844,033
44,270,213	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	44,270,213
	TOTAL SHORT TERM INVESTMENTS (Cost $278,079,397)	$278,079,397
	TOTAL INVESTMENTS (Cost $509,948,307) - 107.6% (c)	$504,322,385
	Liabilities in Excess of Other Assets - (7.6)%	(35,690,612)
	TOTAL NET ASSETS - 100.0%	$468,631,773

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $330,688,327.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck Vectors® Gold Miners ETF	6.1000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	4,511,207	$128,582,966	$(5,074,121)
Total return of VanEck Vectors® Gold Miners ETF	5.9100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	3,100,000	80,321,000	6,154,044
Total return of VanEck Vectors® Gold Miners ETF	6.1600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	4,204,441	117,253,364	(917,205)
Total return of VanEck Vectors® Gold Miners ETF	5.9500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	4,315,474	126,247,441	(9,359,346)
Total return of VanEck Vectors® Gold Miners ETF	6.4200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	4,557,920	134,591,113	(11,747,312)
Total return of VanEck Vectors® Gold Miners ETF	6.0300% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	4,696,652	132,476,200	(3,315,897)
					$719,472,084	$(24,259,837)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
85

Direxion Daily Gold Miners Index Bear 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 94.6%
Money Market Funds - 94.6%
113,304,498	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$113,304,498
47,002,808	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	47,002,808
	TOTAL SHORT TERM INVESTMENTS (Cost $160,307,306) (b)	$160,307,306
	TOTAL INVESTMENTS (Cost $160,307,306) - 94.6%	$160,307,306
	Other Assets in Excess of Liabilities - 5.4%	9,088,834
	TOTAL NET ASSETS - 100.0%	$169,396,140

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $71,139,972.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.6900% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	12/5/2023	2,521,565	$75,780,857	$5,792,520
5.9600% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Bank of America Merrill Lynch	12/8/2023	3,135,235	90,299,719	2,763,468
5.6600% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	J.P. Morgan	12/12/2023	2,413,837	71,475,130	4,541,077
5.9000% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	UBS Securities LLC	12/13/2023	1,157,010	39,932,263	8,702,112
5.7800% representing 1 month SOFR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Citibank N.A.	12/19/2023	2,869,349	82,566,770	2,592,619
					$360,054,739	$24,391,796

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
86

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 39.0%
3,617,435	VanEck VectorsTM Junior Gold Miners ETF (a)	$120,605,283
	TOTAL INVESTMENT COMPANIES (Cost $127,805,132)	$120,605,283
SHORT TERM INVESTMENTS - 71.4%
Money Market Funds - 71.4%
200,095,704	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$200,095,704
20,559,416	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	20,559,416
	TOTAL SHORT TERM INVESTMENTS (Cost $220,655,120)	$220,655,120
	TOTAL INVESTMENTS (Cost $348,460,252) - 110.4% (c)	$341,260,403
	Liabilities in Excess of Other Assets - (10.4)%	(32,062,892)
	TOTAL NET ASSETS - 100.0%	$309,197,511

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $205,449,774.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of VanEck VectorsTM Junior Gold Miners ETF	6.1000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	6,021,049	$204,189,196	$(8,820,884)
Total return of VanEck VectorsTM Junior Gold Miners ETF	5.9000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	1,597,792	57,316,599	(6,060,897)
Total return of VanEck VectorsTM Junior Gold Miners ETF	6.3600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	2,030,632	73,244,481	(7,930,473)
Total return of VanEck VectorsTM Junior Gold Miners ETF	6.0400% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	5,281,550	180,758,821	(9,440,111)
					$515,509,097	$(32,252,365)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
87

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 88.9%
Money Market Funds - 88.9%
84,002,786	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$84,002,786
28,389,935	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	28,389,935
	TOTAL SHORT TERM INVESTMENTS (Cost $112,392,721) (b)	$112,392,721
	TOTAL INVESTMENTS (Cost $112,392,721) - 88.9%	$112,392,721
	Other Assets in Excess of Liabilities - 11.1%	13,964,356
	TOTAL NET ASSETS - 100.0%	$126,357,077

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $52,734,996.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.6900% representing 1 month SOFR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	12/5/2023	2,638,094	$91,091,568	$3,518,876
5.6600% representing 1 month SOFR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	J.P. Morgan	12/12/2023	1,131,593	46,510,618	10,223,228
5.8800% representing 1 month SOFR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/13/2023	1,039,668	41,615,033	7,987,055
5.7100% representing 1 month SOFR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/19/2023	2,770,941	92,772,915	532,111
					$271,990,134	$22,261,270

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
88

Direxion Daily NYSE FANG+ Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 54.1%
Computer and Electronic Product Manufacturing - 21.9%
9,090	Alphabet, Inc. Class A (a)	$1,127,887
7,134	Apple, Inc.	1,218,273
1,457	Broadcom, Inc.	1,225,876
2,732	NVIDIA Corp.	1,114,110
		4,686,146
General Merchandise Retailers - 5.3%
8,580	Amazon.com, Inc. (a)	1,141,912
Motion Picture and Sound Recording Industries - 5.8%
3,014	Netflix, Inc. (a)	1,240,834
Professional, Scientific, and Technical Services - 10.9%
4,074	Meta Platforms, Inc. (a)	1,227,374
7,516	Snowflake, Inc. (a)	1,090,797
		2,318,171
Publishing Industries - 5.9%
3,699	Microsoft Corp.	1,250,669
Transportation Equipment Manufacturing - 4.3%
4,582	Tesla Motors, Inc. (a)	920,249
	TOTAL COMMON STOCKS (Cost $10,641,870)	$11,557,981
SHORT TERM INVESTMENTS - 57.1%
Money Market Funds - 57.1%
11,404,683	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$11,404,683
810,003	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	810,003
Shares		Fair Value
Money Market Funds (continued)
643	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	$643
	TOTAL SHORT TERM INVESTMENTS (Cost $12,215,329)	$12,215,329
	TOTAL INVESTMENTS (Cost $22,857,199) - 111.2% (c)	$23,773,310
	Liabilities in Excess of Other Assets - (11.2)%	(2,394,678)
	TOTAL NET ASSETS - 100.0%	$21,378,632

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,404,312.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of NYSE FANG+ Index	5.9000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	3,202	$24,859,337	$(1,816,600)
Total return of NYSE FANG+ Index	5.9600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	1,092	8,388,304	(612,303)
					$33,247,641	$(2,428,903)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
89

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 56.9%
529,140	Global X Robotics & Artificial Intelligence ETF (a)	$12,048,518
	TOTAL INVESTMENT COMPANIES (Cost $14,047,494)	$12,048,518
SHORT TERM INVESTMENTS - 52.2%
Money Market Funds - 52.2%
4,595,903	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$4,595,903
1,209,299	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	1,209,299
5,245,670	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	5,245,670
	TOTAL SHORT TERM INVESTMENTS (Cost $11,050,872)	$11,050,872
	TOTAL INVESTMENTS (Cost $25,098,366) - 109.1% (c)	$23,099,390
	Liabilities in Excess of Other Assets - (9.1)%	(1,917,130)
	TOTAL NET ASSETS - 100.0%	$21,182,260

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,153,807.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	6.0100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	404,156	$8,571,039	$238,805
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	6.1000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	291,311	6,992,247	(550,279)
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	5.9100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	437,866	10,939,010	(1,156,274)
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	6.0600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	198,076	4,716,929	(376,008)
					$31,219,225	$(1,843,756)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
90

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 53.8%
Chemical Manufacturing - 0.1%
805,359	Gevo, Inc. (a)(b)	$861,734
Gasoline Stations and Fuel Dealers - 1.9%
46,732	Chevron Corp.	6,810,254
145,284	Delek US Holdings, Inc.	3,828,234
		10,638,488
Merchant Wholesalers, Durable Goods - 0.1%
8,148	REX American Resources Corp. (a)	309,705
Merchant Wholesalers, Nondurable Goods - 0.3%
87,616	World Fuel Services Corp.	1,620,896
Mining (except Oil and Gas) - 1.3%
348,091	CNX Resources Corp. (a)	7,560,537
Oil and Gas Extraction - 27.8%
291,588	Antero Resources Corp. (a)	8,584,351
176,560	APA Corp.	7,012,963
90,276	Berry Petroleum Corp.	753,805
248,051	Clean Energy Fuels Corp. (a)	865,698
416,830	Comstock Resources Inc. (b)	5,252,058
277,111	Coterra Energy, Inc.	7,620,552
56,769	Crescent Energy Co.	691,446
148,393	Devon Energy Corp.	6,910,662
58,872	EOG Resources, Inc.	7,432,590
183,962	EQT Corp.	7,796,310
102,556	Green Plains, Inc. (a)	3,013,095
636,422	Kosmos Energy Ltd. (a)	4,607,695
277,216	Magnolia Oil & Gas Corp.	6,223,499
286,143	Marathon Oil Corp.	7,814,565
123,378	Matador Resources Co.	7,611,189
167,980	Murphy Oil Corp.	7,537,263
167,785	Northern Oil and Gas, Inc.	6,432,877
48,561	Oasis Petroleum, Inc.	8,028,104
119,704	Occidental Petroleum Corp.	7,398,904
98,336	Par Pacific Holdings, Inc. (a)	3,227,388
546,091	Permian Resources Corp.	7,956,546
240,523	Range Resources Corp.	8,620,344
28,560	SilverBow Resources, Inc. (a)	973,896
78,261	Sitio Royalties Corp.	1,934,612
187,713	SM Energy Co.	7,568,588
1,173,364	Southwestern Energy Co. (a)	8,366,085
248,136	Talos Energy, Inc. (a)	3,846,108
1,372,730	Tellurian, Inc. (a)(b)	947,184
130,047	VAALCO Energy, Inc.	581,310
46,866	Vitesse Energy, Inc.	1,110,256
284,711	W&T Offshore, Inc. (a)	1,181,551
		157,901,494
Petroleum and Coal Products Manufacturing - 10.6%
63,684	ConocoPhillips	7,565,659
117,334	CVR Energy, Inc.	3,842,689
67,601	Exxon Mobil Corp.	7,155,566
128,130	HF Sinclair Corp.	7,095,839
50,309	Marathon Petroleum Corp.	7,609,236
144,472	PBF Energy, Inc.	6,866,754
63,931	Phillips 66	7,292,609
55,011	Valero Energy Corp.	6,986,397
391,102	Vertex Energy, Inc. (a)	1,685,650
78,572	Vital Energy, Inc. (a)	3,931,743
		60,032,142
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.1%
3,357	Texas Pacific Land Corp.	$6,196,854
Support Activities for Mining - 10.6%
97,580	California Resources Corp.	5,131,732
196,548	Callon Petroleum Co. (a)	7,341,068
89,779	Civitas Resources, Inc.	6,772,030
81,648	Denbury, Inc. (a)	7,257,691
50,094	Diamondback Energy, Inc.	8,031,070
20,657	Gulfport Energy Corp. (a)	2,553,412
48,689	Hess Corp.	7,030,691
165,137	Ovintiv, Inc.	7,926,576
32,726	Pioneer Natural Resources Co.	7,821,514
		59,865,784
	TOTAL COMMON STOCKS (Cost $306,685,630)	$304,987,634
SHORT TERM INVESTMENTS - 44.0%
Money Market Funds - 44.0%
196,903,014	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$196,903,014
8,343,726	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (c)	8,343,726
44,041,700	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	44,041,700
	TOTAL SHORT TERM INVESTMENTS (Cost $249,288,440)	$249,288,440
	TOTAL INVESTMENTS (Cost $555,974,070) - 97.8% (e)	$554,276,074
	Other Assets in Excess of Liabilities - 2.2%	12,775,561
	TOTAL NET ASSETS - 100.0%	$567,051,635

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $351,572,764.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
91

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.8500% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	15,424	$81,258,568	$3,013,159
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.8100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	35,296	172,747,645	22,569,254
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.7100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	33,842	168,284,272	19,559,354
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.6600% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	4,105	21,849,608	1,099,854
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.7100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	24,255	118,322,073	16,173,357
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.7500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	34,922	172,554,205	20,150,008
					$735,016,371	$82,564,986

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
92

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.8%
Money Market Funds - 106.8%
43,577,001	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$43,577,001
11,409,960	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	11,409,960
23,470,391	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	23,470,391
	TOTAL SHORT TERM INVESTMENTS (Cost $78,457,352) (b)	$78,457,352
	TOTAL INVESTMENTS (Cost $78,457,352) - 106.8%	$78,457,352
	Liabilities in Excess of Other Assets - (6.8)%	(4,998,295)
	TOTAL NET ASSETS - 100.0%	$73,459,057

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $37,772,989.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.5100% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Goldman Sachs	12/7/2023	8,156	$43,030,077	$(2,550,013)
5.5100% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Bank of America Merrill Lynch	12/8/2023	9,104	52,297,874	1,456,667
5.4300% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	J.P. Morgan	12/12/2023	1,630	9,598,974	505,824
5.3600% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/13/2023	2,807	14,617,582	(839,723)
5.4500% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Citibank N.A.	12/19/2023	4,501	23,194,733	(1,616,766)
					$142,739,240	$(3,044,011)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
93

Direxion Daily Travel & Vacation Bull 2X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 77.6%
Accommodation - 34.5%
4,416	Airbnb, Inc. (a)	$522,369
6,704	Apple Hospitality REIT, Inc.	105,119
5,468	Atour Lifestyle Holdings Ltd. ADR	104,220
1,960	Boyd Gaming Co.	108,290
3,164	Caesars Entertainment Inc. (a)	126,212
1,015	Choice Hotels International, Inc.	112,157
2,055	Hilton Grand Vacations, Inc. (a)	73,877
3,578	Hilton Worldwide Holdings, Inc.	542,174
10,651	Host Hotels & Resorts, Inc.	164,877
4,712	Huazhu Group Ltd. ADR (a)	177,454
1,009	Hyatt Hotels Corp.	103,362
2,768	InterContinental Hotels Group PLC ADR (United Kingdom)	199,656
6,574	Las Vegas Sands Corp.	312,002
2,904	Marriott International, Inc. Class A	547,578
8,160	Melco Crown Entertainment Ltd. ADR (a)	68,870
5,255	MGM Resorts International	183,505
6,898	Park Hotels & Resorts, Inc.	79,534
3,861	Penn National Gaming, Inc. (a)	76,178
8,001	Sunstone Hotel Investors, Inc.	74,409
2,504	Travel + Leisure Co.	85,211
650	Vail Resorts, Inc.	137,963
1,912	Wyndham Hotels & Resorts, Inc.	138,429
		4,043,446
Administrative and Support Services - 9.7%
194	Booking Holdings, Inc. (a)	541,175
2,735	Live Nation Entertainment, Inc. (a)	218,855
2,883	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	244,276
3,131	Six Flags Entertainment Corp. (a)	62,307
5,335	TripAdvisor, Inc. (a)	78,744
		1,145,357
Air Transportation - 11.9%
2,985	Alaska Air Group, Inc. (a)	94,416
743	Allegiant Travel Co.	49,499
12,760	American Airlines Group, Inc. (a)	142,274
881	Copa Holdings SA ADR (Panama)	71,934
10,567	Delta Air Lines, Inc.	330,219
13,248	JetBlue Airways Corp. (a)	49,812
2,466	Ryanair Holdings PLC ADR (Ireland) (a)	216,268
8,247	Southwest Airlines Co.	183,331
5,563	Spirit Airlines, Inc.	63,863
5,446	United Continental Holdings, Inc. (a)	190,664
		1,392,280
Amusement, Gambling, and Recreation Industries - 5.7%
1,511	SeaWorld Entertainment, Inc. (a)	65,094
5,561	The Walt Disney Co. (a)	453,722
1,671	Wynn Resorts Ltd.	146,680
		665,496
Shares		Fair Value
Management of Companies and Enterprises - 6.0%
19,280	Carnival Corp. ADR (Panama) (a)	$220,949
9,044	Norwegian Cruise Line Holdings Ltd. ADR (a)	122,998
10,488	Trip.com Group Ltd. ADR (China) (a)	356,592
		700,539
Performing Arts, Spectator Sports, and Related Industries - 1.2%
1,275	Churchill Downs, Inc.	140,046
Real Estate - 6.6%
4,260	Gaming & Leisure Properties, Inc.	193,361
887	Marriott Vacations Worldwide Corp.	79,706
5,492	Pebblebrook Hotel Trust	65,519
1,371	Ryman Hospitality Properties, Inc.	117,358
11,349	VICI Properties, Inc.	316,637
		772,581
Support Activities for Transportation - 2.0%
2,468	Expedia, Inc. (a)	235,177
	TOTAL COMMON STOCKS (Cost $11,857,332)	$9,094,922
SHORT TERM INVESTMENTS - 39.2%
Money Market Funds - 39.2%
1,230,732	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$1,230,732
2	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	2
3,364,972	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	3,364,972
	TOTAL SHORT TERM INVESTMENTS (Cost $4,595,706)	$4,595,706
	TOTAL INVESTMENTS (Cost $16,453,038) - 116.8% (c)	$13,690,628
	Liabilities in Excess of Other Assets - (16.8)%	(1,965,485)
	TOTAL NET ASSETS - 100.0%	$11,725,143

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,572,819.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
94

Direxion Daily Travel & Vacation Bull 2X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of BlueStar® Travel and Vacation Index	5.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	59,498	$7,942,401	$(639,329)
Total return of BlueStar® Travel and Vacation Index	6.0100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	55,235	8,132,510	(1,315,725)
					$16,074,911	$(1,955,054)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
95

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily AAPL Bear 1X Shares	Direxion Daily AMZN Bear 1X Shares	Direxion Daily GOOGL Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$227,663,164	$36,722,592	$3,075,060	$1,802,963
Receivable for Fund shares sold	68,639,216	—	—	—
Dividend and interest receivable	1,046,774	150,080	14,090	9,717
Due from broker for swap contracts	930,277	—	—	1
Unrealized appreciation on swap contracts	15,787,332	1,366,985	21,194	138,678
Prepaid expenses and other assets	38,760	152	229	243
Total Assets	314,105,523	38,239,809	3,110,573	1,951,602
Liabilities:
Unrealized depreciation on swap contracts	—	—	108,274	—
Due to Adviser, net (Note 6)	44,233	10,867	1,712	903
Due to broker for swap contracts	17,632,742	1,656,580	1,466	—
Accrued expenses and other liabilities	34,546	9,378	3,219	2,919
Total Liabilities	17,711,521	1,676,825	114,671	3,822
Net Assets	$296,394,002	$36,562,984	$2,995,902	$1,947,780
Net Assets Consist of:
Capital stock	$431,830,851	$41,323,789	$4,722,282	$3,408,563
Total distributable loss	(135,436,849)	(4,760,805)	(1,726,380)	(1,460,783)
Net Assets	$296,394,002	$36,562,984	$2,995,902	$1,947,780
Calculation of Net Asset Value Per Share:
Net assets	$296,394,002	$36,562,984	$2,995,902	$1,947,780
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	19,449,983	1,600,001	150,001	100,001
Net assets value, redemption price and offering price per share	$15.24	$22.85	$19.97	$19.48
Cost of Investments	$227,663,164	$36,722,592	$3,075,060	$1,802,963

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
96

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily MSFT Bear 1X Shares	Direxion Daily NVDA Bear 1X Shares	Direxion Daily TSLA Bear 1X Shares	Direxion Daily AAPL Bull 1.5X Shares
Assets:
Investments, at fair value (Note 2)	$5,722,268	$5,249,691	$49,707,629	$35,936,507
Cash	—	6,307,585	—	—
Due from Adviser, net (Note 6)	—	6,057	—	—
Dividend and interest receivable	27,734	28,995	232,136	145,640
Due from broker for swap contracts	—	7,946	747,942	—
Unrealized appreciation on swap contracts	13,815	1,045,046	10,366,792	20,154
Prepaid expenses and other assets	347	662	252	152
Total Assets	5,764,164	12,645,982	61,054,751	36,102,453
Liabilities:
Payable for Fund shares redeemed	435,896	—	—	—
Unrealized depreciation on swap contracts	96,346	—	—	1,097,321
Due to Adviser, net (Note 6)	3,829	—	17,807	13,990
Due to broker for swap contracts	4,634	1,048,000	11,421,328	—
Accrued expenses and other liabilities	3,842	5,397	13,057	10,305
Total Liabilities	544,547	1,053,397	11,452,192	1,121,616
Net Assets	$5,219,617	$11,592,585	$49,602,559	$34,980,837
Net Assets Consist of:
Capital stock	$7,647,750	$10,682,830	$62,642,788	$41,809,488
Total distributable earnings (loss)	(2,428,133)	909,755	(13,040,229)	(6,828,651)
Net Assets	$5,219,617	$11,592,585	$49,602,559	$34,980,837
Calculation of Net Asset Value Per Share:
Net assets	$5,219,617	$11,592,585	$49,602,559	$34,980,837
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	300,001	425,001	2,075,001	1,500,001
Net assets value, redemption price and offering price per share	$17.40	$27.28	$23.90	$23.32
Cost of Investments	$5,722,268	$5,249,691	$49,707,629	$35,808,640

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
97

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily AMZN Bull 1.5X Shares	Direxion Daily GOOGL Bull 1.5X Shares	Direxion Daily MSFT Bull 1.5X Shares	Direxion Daily NVDA Bull 1.5X Shares
Assets:
Investments, at fair value (Note 2)	$43,134,807	$36,102,068	$42,278,707	$13,997,247
Receivable for investments sold	—	472,910	1,922,600	1,358,272
Due from Adviser, net (Note 6)	—	—	—	5,100
Dividend and interest receivable	154,786	110,430	156,649	47,907
Due from broker for swap contracts	—	—	—	48,427
Unrealized appreciation on swap contracts	2,138,828	—	1,895,933	—
Prepaid expenses and other assets	560	216	216	662
Total Assets	45,428,981	36,685,624	46,254,105	15,457,615
Liabilities:
Payable for Fund shares redeemed	1,382,714	—	—	—
Unrealized depreciation on swap contracts	—	2,077,693	1,394,058	1,543,304
Due to Adviser, net (Note 6)	14,747	19,381	14,426	—
Due to broker for swap contracts	1,978,001	11,637	1,902,000	58,334
Accrued expenses and other liabilities	10,110	8,730	10,953	5,990
Total Liabilities	3,385,572	2,117,441	3,321,437	1,607,628
Net Assets	$42,043,409	$34,568,183	$42,932,668	$13,849,987
Net Assets Consist of:
Capital stock	$41,335,022	$37,085,333	$41,971,209	$15,775,342
Total distributable earnings (loss)	708,387	(2,517,150)	961,459	(1,925,355)
Net Assets	$42,043,409	$34,568,183	$42,932,668	$13,849,987
Calculation of Net Asset Value Per Share:
Net assets	$42,043,409	$34,568,183	$42,932,668	$13,849,987
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,825,001	1,275,001	1,250,001	650,001
Net assets value, redemption price and offering price per share	$23.04	$27.11	$34.35	$21.31
Cost of Investments	$42,876,182	$35,602,604	$41,689,375	$14,089,157
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
98

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily TSLA Bull 1.5X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$894,967,403	$69,249,108	$367,249,287	$215,106,992
Receivable for fund shares sold	4,490	—	—	—
Receivable for investments sold	39,469,884	—	—	21
Dividend and interest receivable	3,566,323	174,333	957,573	229,916
Due from broker for swap contracts	24,996	—	23,962	56,556
Unrealized appreciation on swap contracts	—	—	—	1,917,930
Prepaid expenses and other assets	252	1,837	3,229	907
Total Assets	938,033,348	69,425,278	368,234,051	217,312,322
Liabilities:
Payable for Fund shares redeemed	15,002,300	—	—	—
Unrealized depreciation on swap contracts	161,122,221	12,102,366	46,685,733	847,353
Due to Adviser, net (Note 6)	300,947	19,285	115,442	95,793
Due to broker for swap contracts	8,902,891	21,467	864,566	—
Accrued expenses and other liabilities	195,890	35,682	144,606	67,528
Total Liabilities	185,524,249	12,178,800	47,810,347	1,010,674
Net Assets	$752,509,099	$57,246,478	$320,423,704	$216,301,648
Net Assets Consist of:
Capital stock	$1,040,716,980	$118,788,297	$869,645,221	$237,327,242
Total distributable loss	(288,207,881)	(61,541,819)	(549,221,517)	(21,025,594)
Net Assets	$752,509,099	$57,246,478	$320,423,704	$216,301,648
Calculation of Net Asset Value Per Share:
Net assets	$752,509,099	$57,246,478	$320,423,704	$216,301,648
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	68,725,001	3,850,000	10,274,087	2,683,236
Net assets value, redemption price and offering price per share	$10.95	$14.87	$31.19	$80.61
Cost of Investments	$898,979,240	$72,736,039	$375,639,706	$214,521,739

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
99

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$100,323,424	$59,257,609	$6,513,568	$6,346,940
Receivable for investments sold	—	—	—	417,034
Due from Adviser, net (Note 6)	—	—	—	86
Dividend and interest receivable	257,961	155,732	6,931	20,376
Due from broker for swap contracts	—	15,905	—	—
Foreign tax reclaims	—	—	3,287	—
Unrealized appreciation on swap contracts	6,269,643	1,526,262	410,826	—
Prepaid expenses and other assets	6,236	3,048	5,602	908
Total Assets	106,857,264	60,958,556	6,940,214	6,785,344
Liabilities:
Collateral for securities loaned (Note 2)	—	—	18,123	526,689
Payable for investments purchased	—	—	—	422,857
Unrealized depreciation on swap contracts	70,510	2,405,567	152,037	1,421,802
Due to Adviser, net (Note 6)	37,478	20,299	9,674	—
Due to broker for swap contracts	5,010,000	1,672,483	340,000	—
Accrued expenses and other liabilities	70,240	48,239	6,711	6,173
Total Liabilities	5,188,228	4,146,588	526,545	2,377,521
Net Assets	$101,669,036	$56,811,968	$6,413,669	$4,407,823
Net Assets Consist of:
Capital stock	$568,879,552	$63,991,633	$21,732,012	$12,736,774
Total distributable loss	(467,210,516)	(7,179,665)	(15,318,343)	(8,328,951)
Net Assets	$101,669,036	$56,811,968	$6,413,669	$4,407,823
Calculation of Net Asset Value Per Share:
Net assets	$101,669,036	$56,811,968	$6,413,669	$4,407,823
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,408,631	1,249,686	850,001	124,948
Net assets value, redemption price and offering price per share	$72.18	$45.46	$7.55	$35.28
Cost of Investments	$105,746,598	$61,275,081	$7,318,288	$7,888,917

*  Securities loaned with values of $–, $–, $17,720 and $506,471, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
100

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares	Direxion Daily Global Clean Energy Bull 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$365,835,604	$26,815,021	$3,346,186	$504,322,385
Receivable for Fund shares sold	10,410	—	—	—
Dividend and interest receivable	823,000	124,124	5,753	1,236,748
Due from broker for swap contracts	—	—	236,753	1,542,145
Unrealized appreciation on swap contracts	14,699,028	2,112,936	—	6,154,044
Prepaid expenses and other assets	13,563	1,533	1,073	9,602
Total Assets	381,381,605	29,053,614	3,589,765	513,264,924
Liabilities:
Unrealized depreciation on swap contracts	—	20,304	767,921	30,413,881
Due to Adviser, net (Note 6)	138,785	32,157	1,155	174,614
Due to broker for swap contracts	13,113,130	2,409,198	—	13,921,814
Accrued expenses and other liabilities	79,441	8,403	10,749	122,842
Total Liabilities	13,331,356	2,470,062	779,825	44,633,151
Net Assets	$368,050,249	$26,583,552	$2,809,940	$468,631,773
Net Assets Consist of:
Capital stock	$376,155,638	$224,895,216	$10,720,379	$2,463,143,146
Total distributable earnings (loss)	(8,105,389)	(198,311,664)	(7,910,439)	(1,994,511,373)
Net Assets	$368,050,249	$26,583,552	$2,809,940	$468,631,773
Calculation of Net Asset Value Per Share:
Net assets	$368,050,249	$26,583,552	$2,809,940	$468,631,773
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	6,263,531	965,264	450,001	16,401,908
Net assets value, redemption price and offering price per share	$58.76	$27.54	$6.24	$28.57
Cost of Investments	$340,599,012	$26,815,021	$4,374,787	$509,948,307

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
101

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily NYSE FANG+ Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$160,307,306	$341,260,403	$112,392,721	$23,773,310
Receivable for Fund shares sold	—	—	1,810,600	—
Dividend and interest receivable	483,717	955,119	352,986	56,139
Due from broker for swap contracts	—	—	—	—
Unrealized appreciation on swap contracts	24,391,796	—	22,261,270	—
Prepaid expenses and other assets	3,728	6,484	4,545	957
Total Assets	185,186,547	342,222,006	136,822,122	23,830,406
Liabilities:
Payable for Fund shares redeemed	—	—	2,172,720	—
Unrealized depreciation on swap contracts	—	32,252,365	—	2,428,903
Due to Adviser, net (Note 6)	38,259	113,783	29,160	11,647
Due to broker for swap contracts	15,723,000	569,758	8,236,890	—
Accrued expenses and other liabilities	29,148	88,589	26,275	11,224
Total Liabilities	15,790,407	33,024,495	10,465,045	2,451,774
Net Assets	$169,396,140	$309,197,511	$126,357,077	$21,378,632
Net Assets Consist of:
Capital stock	$797,141,864	$1,993,730,755	$353,577,130	$32,186,245
Total distributable loss	(627,745,724)	(1,684,533,244)	(227,220,053)	(10,807,613)
Net Assets	$169,396,140	$309,197,511	$126,357,077	$21,378,632
Calculation of Net Asset Value Per Share:
Net assets	$169,396,140	$309,197,511	$126,357,077	$21,378,632
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	12,610,171	11,493,351	16,632,449	329,852
Net assets value, redemption price and offering price per share	$13.43	$26.90	$7.60	$64.81
Cost of Investments	$160,307,306	$348,460,252	$112,392,721	$22,857,199

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
102

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Direxion Daily Travel & Vacation Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$23,099,390	$554,276,074	$78,457,352	$13,690,628
Receivable for investments sold	—	2,668,193	—	—
Dividend and interest receivable	54,981	1,327,935	368,451	19,235
Due from broker for swap contracts	—	1,302,092	616,313	—
Unrealized appreciation on swap contracts	238,805	82,564,986	1,962,491	—
Prepaid expenses and other assets	3,757	20,176	2,258	1,392
Total Assets	23,396,933	642,159,456	81,406,865	13,711,255
Liabilities:
Collateral for securities loaned (Note 2)	—	90,789	—	—
Payable for investments purchased	—	—	—	7,349
Unrealized depreciation on swap contracts	2,082,561	—	5,006,502	1,955,054
Due to Adviser, net (Note 6)	22,268	208,523	43,089	12,308
Due to broker for swap contracts	100,000	74,666,042	2,880,000	2,376
Accrued expenses and other liabilities	9,844	142,467	18,217	9,025
Total Liabilities	2,214,673	75,107,821	7,947,808	1,986,112
Net Assets	$21,182,260	$567,051,635	$73,459,057	$11,725,143
Net Assets Consist of:
Capital stock	$49,054,225	$554,400,477	$315,980,837	$35,169,681
Total distributable earnings (loss)	(27,871,965)	12,651,158	(242,521,780)	(23,444,538)
Net Assets	$21,182,260	$567,051,635	$73,459,057	$11,725,143
Calculation of Net Asset Value Per Share:
Net assets	$21,182,260	$567,051,635	$73,459,057	$11,725,143
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,573,646	15,213,688	7,107,895	1,200,001
Net assets value, redemption price and offering price per share	$13.46	$37.27	$10.33	$9.77
Cost of Investments	$25,098,366	$555,974,070	$78,457,352	$16,453,038

*  Securities loaned with values of $–, $80,234, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
103

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily AAPL Bear 1X Shares	Direxion Daily AMZN Bear 1X Shares	Direxion Daily GOOGL Bear 1X Shares
Investment Income:
Dividend income	$—	$—	$—	$—
Interest income	19,242,088	1,288,275	276,171	206,696
Total investment income	19,242,088	1,288,275	276,171	206,696
Expenses:
Investment advisory fees (Note 6)	1,481,544	193,969	42,954	32,390
Licensing fees	211,647	—	—	—
Fund servicing fees	151,067	10,114	3,058	2,552
Interest expense	138,903	21,757	3,157	2,836
Management service fees (Note 6)	104,487	6,396	1,418	1,069
Professional fees	48,311	11,955	10,434	10,327
Reports to shareholders	46,694	2,853	632	476
Trustees' fees and expenses	10,047	579	134	101
Insurance fees	8,772	532	121	91
Exchange listing fees	6,947	4,001	4,001	4,000
Pricing fees	6,001	6,001	6,001	6,001
Excise tax	—	372	122	769
Other	22,092	4,738	410	187
Total Expenses	2,236,512	263,267	72,442	60,799
Recoupment of expenses to Adviser (Note 6)	12,844	7,797	1,381	1,268
Less: Reimbursement of expenses from Adviser (Note 6)	(205,611)	(3,241)	(16,135)	(17,435)
Net Expenses	2,043,745	267,823	57,688	44,632
Net investment income	17,198,343	1,020,452	218,483	162,064
Net realized and unrealized gain (loss) on investments:
Net realized loss on:
Swap contracts	(105,987,595)	(5,974,809)	(1,612,513)	(1,560,008)
Net realized loss	(105,987,595)	(5,974,809)	(1,612,513)	(1,560,008)
Change in net unrealized appreciation (depreciation) on:
Swap contracts	52,648,633	982,058	(560,523)	(224,114)
Change in net unrealized appreciation (depreciation)	52,648,633	982,058	(560,523)	(224,114)
Net realized and unrealize loss	(53,338,962)	(4,992,751)	(2,173,036)	(1,784,122)
Net decrease in net assets resulting from operations	$(36,140,619)	$(3,972,299)	$(1,954,553)	$(1,622,058)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
104

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily MSFT Bear 1X Shares	Direxion Daily NVDA Bear 1X Shares[1]	Direxion Daily TSLA Bear 1X Shares	Direxion Daily AAPL Bull 1.5X Shares
Investment Income:
Dividend income	$—	$—	$—	$18,637
Interest income	329,437	54,048	2,063,320	951,143
Total investment income	329,437	54,048	2,063,320	969,780
Expenses:
Investment advisory fees (Note 6)	49,868	10,867	313,201	177,170
Professional fees	10,484	10,102	13,155	11,785
Pricing fees	6,001	806	6,001	6,001
Exchange listing fees	4,001	671	4,001	4,001
Fund servicing fees	3,337	1,501	15,783	9,285
Interest expense	2,509	—	83,969	62,257
Management service fees (Note 6)	1,644	358	10,331	5,836
Reports to shareholders	733	157	4,607	2,606
Trustees' fees and expenses	147	34	894	502
Insurance fees	135	29	867	490
Licensing fees	—	503	—	—
Offering fees	—	2,014	—	—
Excise tax	—	—	1,798	5
Other	744	1,194	7,312	4,467
Total Expenses	79,603	28,236	461,919	284,405
Recoupment of expenses to Adviser (Note 6)	1,387	—	21,745	8,722
Less: Reimbursement of expenses from Adviser (Note 6)	(15,315)	(14,471)	(3,051)	(6,449)
Net Expenses	65,675	13,765	480,613	286,678
Net investment income	263,762	40,283	1,582,707	683,102
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	—	(44,007)
In-kind redemptions	—	—	—	83,701
Swap contracts	(2,300,843)	(175,574)	(23,574,097)	(507,860)
Net realized loss	(2,300,843)	(175,574)	(23,574,097)	(468,166)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	—	—	200,996
Swap contracts	(338,190)	1,045,046	9,174,783	(965,500)
Change in net unrealized appreciation (depreciation)	(338,190)	1,045,046	9,174,783	(764,504)
Net realized and unrealized gain (loss)	(2,639,033)	869,472	(14,399,314)	(1,232,670)
Net increase (decrease) in net assets resulting from operations	$(2,375,271)	$909,755	$(12,816,607)	$(549,568)

1  Represents the period from September 13, 2023 (commencement of operations) to October 31, 2023.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
105

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily AMZN Bull 1.5X Shares	Direxion Daily GOOGL Bull 1.5X Shares	Direxion Daily MSFT Bull 1.5X Shares	Direxion Daily NVDA Bull 1.5X Shares[1]
Investment Income:
Dividend income	$—	$—	$27,787	$—
Interest income	1,078,578	729,907	893,951	69,541
Total investment income	1,078,578	729,907	921,738	69,541
Expenses:
Investment advisory fees (Note 6)	191,996	140,174	162,672	11,807
Interest expense	67,095	53,145	48,926	—
Professional fees	11,935	11,413	11,639	10,111
Fund servicing fees	9,996	7,566	8,584	1,545
Management service fees (Note 6)	6,326	4,618	5,356	389
Pricing fees	6,001	6,000	6,001	806
Exchange listing fees	4,000	4,000	4,000	671
Reports to shareholders	2,824	2,062	2,393	170
Trustees' fees and expenses	546	398	450	37
Insurance fees	531	372	449	31
Excise tax	14	7	31	—
Registration fees	—	—	—	1,573
Licensing fees	—	—	—	503
Offering fees	—	—	—	2,014
Other	4,326	3,702	4,890	129
Total Expenses	305,590	233,457	255,391	29,786
Recoupment of expenses to Adviser (Note 6)	9,679	4,663	8,594	—
Less: Reimbursement of expenses from Adviser (Note 6)	(4,958)	(7,414)	(8,977)	(14,831)
Net Expenses	310,311	230,706	255,008	14,955
Net investment income	768,267	499,201	666,730	54,586
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	578,354	(90,124)	(111,550)	(127,866)
In-kind redemptions	585,361	242,263	356,422	—
Swap contracts	5,978,734	5,004,914	2,418,241	(216,861)
Net realized gain (loss)	7,142,449	5,157,053	2,663,113	(344,727)
Change in net unrealized appreciation (depreciation) on:
Investment securities	371,867	566,048	641,373	(91,910)
Swap contracts	2,996,093	(1,538,457)	801,781	(1,543,304)
Change in net unrealized appreciation (depreciation)	3,367,960	(972,409)	1,443,154	(1,635,214)
Net realized and unrealized gain (loss)	10,510,409	4,184,644	4,106,267	(1,979,941)
Net increase (decrease) in net assets resulting from operations	$11,278,676	$4,683,845	$4,772,997	$(1,925,355)

1  Represents the period from September 13, 2023 (commencement of operations) to October 31, 2023.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
106

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily TSLA Bull 1.5X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $—, $— and $683, respectively)	$—	$194,320	$—	$2,485,764
Interest income	23,857,580	1,773,286	9,262,619	667,134
Securities lending income	—	—	—	110
Total investment income	23,857,580	1,967,606	9,262,619	3,153,008
Expenses:
Investment advisory fees (Note 6)	4,287,916	474,238	2,556,506	912,897
Interest expense	1,893,567	59,443	582,914	360,743
Fund servicing fees	201,745	23,355	121,344	65,166
Management service fees (Note 6)	141,169	15,620	84,180	45,090
Reports to shareholders	63,067	6,975	37,601	20,140
Professional fees	53,188	14,777	35,749	23,793
Insurance fees	11,848	1,320	7,064	3,784
Trustees' fees and expenses	11,722	1,405	7,559	3,777
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	4,000	5,438	5,438	5,439
Licensing fees	—	19,005	102,262	109,548
Excise tax	—	7,747	—	1,333
Other	110,647	6,705	29,935	28,900
Total Expenses	6,784,870	642,029	3,576,553	1,586,611
Recoupment of expenses to Adviser (Note 6)	19,942	1	—	2,567
Less: Reimbursement of expenses from Adviser (Note 6)	(615)	(1)	—	(131,626)
Net Expenses	6,804,197	642,029	3,576,553	1,457,552
Net investment income	17,053,383	1,325,577	5,686,066	1,695,456
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(27,481,258)	(2,725,196)	(31,337,963)	(3,285,663)
In-kind redemptions	24,872,161	1,032,485	35,776,003	13,776,363
Swap contracts	69,965,956	(6,565,347)	(13,138,642)	(6,109,792)
Net realized gain (loss)	67,356,859	(8,258,058)	(8,700,602)	4,380,908
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,066,446)	(2,906,420)	12,722,111	(3,543,274)
Swap contracts	(143,102,687)	5,047,616	37,938,181	(1,437,861)
Change in net unrealized appreciation (depreciation)	(145,169,133)	2,141,196	50,660,292	(4,981,135)
Net realized and unrealized gain (loss)	(77,812,274)	(6,116,862)	41,959,690	(600,227)
Net increase (decrease) in net assets resulting from operations	$(60,758,891)	$(4,791,285)	$47,645,756	$1,095,229

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
107

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $—, $814 and $—, respectively)	$4,427,210	$45,998	$9,503	$8,403
Interest income	3,431,302	1,557,039	60,863	62,752
Securities lending income	506	8,594	1,809	126,826
Total investment income	7,859,018	1,611,631	72,175	197,981
Expenses:
Investment advisory fees (Note 6)	904,797	421,607	53,361	39,622
Interest expense	606,014	61,965	19,190	10,296
Licensing fees	79,070	22,486	23,999	23,999
Fund servicing fees	43,659	20,884	3,524	2,830
Management service fees (Note 6)	29,799	13,907	1,760	1,305
Professional fees	19,114	14,247	10,526	10,374
Reports to shareholders	13,308	6,201	785	583
Pricing fees	6,000	6,001	6,001	6,001
Exchange listing fees	5,438	5,439	5,439	5,439
Trustees' fees and expenses	2,720	1,264	163	114
Insurance fees	2,500	1,165	147	105
Other	12,976	4,172	2,773	2,281
Total Expenses	1,725,395	579,338	127,668	102,949
Recoupment of expenses to Adviser (Note 6)	1,460	—	8,448	726
Less: Reimbursement of expenses from Adviser (Note 6)	(1,460)	—	(49,336)	(43,190)
Net Expenses	1,725,395	579,338	86,780	60,485
Net investment income (loss)	6,133,623	1,032,293	(14,605)	137,496
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(3,718,472)	(1,781,483)	(1,663,526)	(2,659,040)
In-kind redemptions	2,435,669	505,462	344,274	961,657
Swap contracts	319,792	(298,939)	(474,751)	(1,944,918)
Net realized loss	(963,011)	(1,574,960)	(1,794,003)	(3,642,301)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,711,830)	1,636,470	1,803,593	(573,597)
Swap contracts	(9,260,506)	(2,193,513)	314,997	(1,384,450)
Change in net unrealized appreciation (depreciation)	(10,972,336)	(557,043)	2,118,590	(1,958,047)
Net realized and unrealized gain (loss)	(11,935,347)	(2,132,003)	324,587	(5,600,348)
Net increase (decrease) in net assets resulting from operations	$(5,801,724)	$(1,099,710)	$309,982	$(5,462,852)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
108

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares	Direxion Daily Global Clean Energy Bull 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares
Investment Income:
Dividend income	$12,372,187	$—	$29,456	$3,880,840
Interest income	5,335,501	1,611,827	54,315	11,754,234
Securities lending income	—	—	250	776
Total investment income	17,707,688	1,611,827	84,021	15,635,850
Expenses:
Investment advisory fees (Note 6)	3,266,369	255,736	32,755	3,664,587
Interest expense	1,346,766	66,115	853	1,654,229
Licensing fees	270,578	21,185	24,999	97,722
Fund servicing fees	155,007	13,099	2,563	173,647
Management service fees (Note 6)	107,549	8,443	1,081	120,643
Reports to shareholders	48,042	3,761	482	53,899
Professional fees	42,898	12,598	10,329	46,909
Excise tax	11,426	—	—	—
Trustees' fees and expenses	10,062	814	103	10,955
Insurance fees	9,025	707	92	10,126
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,439	5,439	5,438	5,438
Other	29,222	(8,104)	399	36,548
Total Expenses	5,308,384	385,794	85,095	5,880,704
Recoupment of expenses to Adviser (Note 6)	—	26,224	2,982	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(21,970)	(45,734)	—
Net Expenses	5,308,384	390,048	42,343	5,880,704
Net investment income	12,399,304	1,221,779	41,678	9,755,146
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(9,733,940)	—	(817,230)	(32,777,654)
In-kind redemptions	74,348,311	—	—	55,338,370
Swap contracts	60,181,565	(12,593,661)	(1,414,322)	18,903,478
Net realized gain (loss)	124,795,936	(12,593,661)	(2,231,552)	41,464,194
Change in net unrealized appreciation (depreciation) on:
Investment securities	(92,417,928)	—	(408,287)	7,260,841
Swap contracts	(110,530,383)	12,922,423	(603,585)	43,204,945
Change in net unrealized appreciation (depreciation)	(202,948,311)	12,922,423	(1,011,872)	50,465,786
Net realized and unrealized gain (loss)	(78,152,375)	328,762	(3,243,424)	91,929,980
Net increase (decrease) in net assets resulting from operations	$(65,753,071)	$1,550,541	$(3,201,746)	$101,685,126

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
109

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Gold Miners Index Bear 2X Shares	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily NYSE FANG+ Bull 2X Shares
Investment Income:
Dividend income	$—	$574,353	$—	$18,612
Interest income	5,597,114	8,415,499	4,747,345	387,591
Securities lending income	—	—	—	4,928
Total investment income	5,597,114	8,989,852	4,747,345	411,131
Expenses:
Investment advisory fees (Note 6)	857,046	2,210,859	736,137	116,420
Interest expense	676,783	1,050,532	500,254	71,634
Fund servicing fees	41,325	105,127	35,680	6,440
Management service fees (Note 6)	28,217	72,796	24,237	3,838
Licensing fees	22,855	2,500	2,500	10,000
Professional fees	18,633	32,268	17,415	11,155
Reports to shareholders	12,605	32,517	10,827	1,712
Pricing fees	6,001	6,001	6,000	2,778
Exchange listing fees	5,439	5,439	5,438	5,439
Trustees' fees and expenses	2,516	6,586	2,209	346
Insurance fees	2,368	6,109	2,034	314
Other	13,915	26,703	8,728	6,386
Total Expenses	1,687,703	3,557,437	1,351,459	236,462
Recoupment of expenses to Adviser (Note 6)	—	—	—	3,593
Less: Reimbursement of expenses from Adviser (Note 6)	—	—	—	(20,955)
Net Expenses	1,687,703	3,557,437	1,351,459	219,100
Net investment income	3,909,411	5,432,415	3,395,886	192,031
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(20,650,113)	—	(636,843)
In-kind redemptions	—	32,255,010	—	637,222
Swap contracts	(18,048,650)	20,497,768	(42,994,918)	5,414,325
Net realized gain (loss)	(18,048,650)	32,102,665	(42,994,918)	5,414,704
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(653,326)	—	1,053,160
Swap contracts	9,095,110	996,399	13,498,880	(2,484,069)
Change in net unrealized appreciation (depreciation)	9,095,110	343,073	13,498,880	(1,430,909)
Net realized and unrealized gain (loss)	(8,953,540)	32,445,738	(29,496,038)	3,983,795
Net increase (decrease) in net assets resulting from operations	$(5,044,129)	$37,878,153	$(26,100,152)	$4,175,826

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
110

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Direxion Daily Travel & Vacation Bull 2X Shares
Investment Income:
Dividend income	$42,929	$10,451,666	$—	$137,535
Interest income	512,326	14,447,799	3,928,587	272,837
Securities lending income	12	52,509	—	1,298
Total investment income	555,267	24,951,974	3,928,587	411,670
Expenses:
Investment advisory fees (Note 6)	174,045	4,879,544	611,636	145,007
Interest expense	132,026	3,263,957	239,107	46,568
Licensing fees	13,924	520,485	65,241	11,601
Professional fees	11,754	59,146	16,139	11,449
Fund servicing fees	9,165	230,948	29,864	7,884
Pricing fees	6,001	6,000	6,001	6,001
Management service fees (Note 6)	5,735	160,657	20,150	4,785
Exchange listing fees	5,438	5,438	5,438	5,438
Reports to shareholders	2,560	71,768	8,996	2,133
Trustees' fees and expenses	501	14,904	1,903	453
Insurance fees	466	13,483	1,690	406
Other	2,841	46,085	5,644	1,190
Total Expenses	364,456	9,272,415	1,011,809	242,915
Recoupment of expenses to Adviser (Note 6)	9,270	—	22,555	5,652
Less: Reimbursement of expenses from Adviser (Note 6)	(21,243)	—	(20,519)	(18,324)
Net Expenses	352,483	9,272,415	1,013,845	230,243
Net investment income	202,784	15,679,559	2,914,742	181,427
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(624,125)	(37,495,231)	—	(1,200,083)
In-kind redemptions	423,172	63,607,635	—	(546,509)
Swap contracts	(2,419,646)	118,576,701	(15,535,515)	3,259,547
Net realized gain (loss)	(2,620,599)	144,689,105	(15,535,515)	1,512,955
Change in net unrealized appreciation (depreciation) on:
Investment securities	(354,047)	(40,741,213)	—	2,411,261
Swap contracts	403,179	(209,963,638)	19,721,510	(3,163,942)
Change in net unrealized appreciation (depreciation)	49,132	(250,704,851)	19,721,510	(752,681)
Net realized and unrealized gain (loss)	(2,571,467)	(106,015,746)	4,185,995	760,274
Net increase (decrease) in net assets resulting from operations	$(2,368,683)	$(90,336,187)	$7,100,737	$941,701

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
111

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 1X Shares		Direxion Daily AAPL Bear 1X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	For the Period August 9, 2022[1] through October 31, 2022
Operations:
Net investment income	$17,198,343	$2,699,129	$1,020,452	$26,791
Net realized gain (loss)	(105,987,595)	51,953,665	(5,974,809)	(315,323)
Change in net unrealized appreciation (depreciation)	52,648,633	(27,471,031)	982,058	384,927
Net increase (decrease) in net assets resulting from operations	(36,140,619)	27,181,763	(3,972,299)	96,395
Distributions to shareholders:
Net distributions to shareholders	(17,439,074)	(741,705)	(873,961)	(7,923)
Total distributions	(17,439,074)	(741,705)	(873,961)	(7,923)
Capital share transactions:
Proceeds from shares sold	4,631,995,133	1,154,899,972	75,044,444	14,381,898
Cost of shares redeemed	(4,895,823,848)	(691,207,042)	(46,754,239)	(1,365,767)
Transaction fees (Note 4)	—	143	14,026	410
Net increase (decrease) in net assets resulting from capital transactions	(263,828,715)	463,693,073	28,304,231	13,016,541
Total increase (decrease) in net assets	(317,408,408)	490,133,131	23,457,971	13,105,013
Net assets:
Beginning of year/period	613,802,410	123,669,279	13,105,013	—
End of year/period	$296,394,002	$613,802,410	$36,562,984	$13,105,013
Changes in shares outstanding
Shares outstanding, beginning of year/period	37,199,983	8,449,983	500,001	—
Shares sold	308,000,000	71,350,000	3,150,000	550,001
Shares repurchased	(325,750,000)	(42,600,000)	(2,050,000)	(50,000)
Shares outstanding, end of year/period	19,449,983	37,199,983	1,600,001	500,001

1  Commencement of Operations.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
112

Statements of Changes in Net Assets

	Direxion Daily AMZN Bear 1X Shares		Direxion Daily GOOGL Bear 1X Shares
	Year Ended October 31, 2023	For the Period September 7, 2022[1] through October 31, 2022	Year Ended October 31, 2023	For the Period September 7, 2022[1] through October 31, 2022
Operations:
Net investment income	$218,483	$7,957	$162,064	$7,898
Net realized gain (loss)	(1,612,513)	132,589	(1,560,008)	(49,876)
Change in net unrealized appreciation (depreciation)	(560,523)	473,443	(224,114)	362,792
Net increase (decrease) in net assets resulting from operations	(1,954,553)	613,989	(1,622,058)	320,814
Distributions to shareholders:
Net distributions to shareholders	(385,096)	(1,055)	(159,519)	(1,002)
Total distributions	(385,096)	(1,055)	(159,519)	(1,002)
Capital share transactions:
Proceeds from shares sold	15,276,879	3,119,793	8,343,366	3,829,950
Cost of shares redeemed	(13,678,158)	—	(8,766,401)	—
Transaction fees (Note 4)	4,103	—	2,630	—
Net increase (decrease) in net assets resulting from capital transactions	1,602,824	3,119,793	(420,405)	3,829,950
Total increase (decrease) in net assets	(736,825)	3,732,727	(2,201,982)	4,149,762
Net assets:
Beginning of year/period	3,732,727	—	4,149,762	—
End of year/period	$2,995,902	$3,732,727	$1,947,780	$4,149,762
Changes in shares outstanding
Shares outstanding, beginning of year/period	125,001	—	150,001	—
Shares sold	575,000	125,001	375,000	150,001
Shares repurchased	(550,000)	—	(425,000)	—
Shares outstanding, end of year/period	150,001	125,001	100,001	150,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
113

Statements of Changes in Net Assets

	Direxion Daily MSFT Bear 1X Shares		Direxion Daily NVDA Bear 1X Shares
	Year Ended October 31, 2023	For the Period September 7, 2022[1] through October 31, 2022	For the Period September 13, 2023[1] through October 31, 2023
Operations:
Net investment income	$263,762	$8,660	$40,283
Net realized loss	(2,300,843)	(74,486)	(175,574)
Change in net unrealized appreciation (depreciation)	(338,190)	255,659	1,045,046
Net increase (decrease) in net assets resulting from operations	(2,375,271)	189,833	909,755
Distributions to shareholders:
Net distributions to shareholders	(241,897)	(1,011)	—
Total distributions	(241,897)	(1,011)	—
Capital share transactions:
Proceeds from shares sold	13,815,953	3,817,356	10,682,830
Cost of shares redeemed	(9,988,343)	—	—
Transaction fees (Note 4)	2,997	—	—
Net increase in net assets resulting from capital transactions	3,830,607	3,817,356	10,682,830
Total increase in net assets	1,213,439	4,006,178	11,592,585
Net assets:
Beginning of year/period	4,006,178	—	—
End of year/period	$5,219,617	$4,006,178	$11,592,585
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	—	—
Shares sold	675,000	150,001	425,001
Shares repurchased	(525,000)	—	—
Shares outstanding, end of year/period	300,001	150,001	425,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
114

Statements of Changes in Net Assets

	Direxion Daily TSLA Bear 1X Shares		Direxion Daily AAPL Bull 1.5X Shares
	Year Ended October 31, 2023	For the Period August 9, 2022[1] through October 31, 2022	Year Ended October 31, 2023	For the Period August 9, 2022[1] through October 31, 2022
Operations:
Net investment income	$1,582,707	$25,940	$683,102	$15,983
Net realized gain (loss)	(23,574,097)	1,099,836	(468,166)	(754,618)
Change in net unrealized appreciation (depreciation)	9,174,783	1,192,009	(764,504)	(184,797)
Net increase (decrease) in net assets resulting from operations	(12,816,607)	2,317,785	(549,568)	(923,432)
Distributions to shareholders:
Net distributions to shareholders	(2,234,426)	(6,449)	(533,661)	(3,904)
Total distributions	(2,234,426)	(6,449)	(533,661)	(3,904)
Capital share transactions:
Proceeds from shares sold	317,772,927	15,844,577	149,562,107	10,607,502
Cost of shares redeemed	(265,270,376)	(6,086,279)	(120,641,850)	(2,572,989)
Transaction fees (Note 4)	79,581	1,826	35,967	665
Net increase in net assets resulting from capital transactions	52,582,132	9,760,124	28,956,224	8,035,178
Total increase in net assets	37,531,099	12,071,460	27,872,995	7,107,842
Net assets:
Beginning of year/period	12,071,460	—	7,107,842	—
End of year/period	$49,602,559	$12,071,460	$34,980,837	$7,107,842
Changes in shares outstanding
Shares outstanding, beginning of year/period	400,001	—	325,001	—
Shares sold	12,150,000	600,001	5,875,000	450,001
Shares repurchased	(10,475,000)	(200,000)	(4,700,000)	(125,000)
Shares outstanding, end of year/period	2,075,001	400,001	1,500,001	325,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
115

Statements of Changes in Net Assets

	Direxion Daily AMZN Bull 1.5X Shares		Direxion Daily GOOGL Bull 1.5X Shares
	Year Ended October 31, 2023	For the Period September 7, 2022[1] through October 31, 2022	Year Ended October 31, 2023	For the Period September 7, 2022[1] through October 31, 2022
Operations:
Net investment income	$768,267	$6,758	$499,201	$6,978
Net realized gain (loss)	7,142,449	(89,769)	5,157,053	(74,204)
Change in net unrealized appreciation (depreciation)	3,367,960	(970,507)	(972,409)	(605,820)
Net increase (decrease) in net assets resulting from operations	11,278,676	(1,053,518)	4,683,845	(673,046)
Distributions to shareholders:
Net distributions to shareholders	(617,613)	(726)	(394,589)	(759)
Total distributions	(617,613)	(726)	(394,589)	(759)
Capital share transactions:
Proceeds from shares sold	129,364,132	7,316,587	144,564,021	5,267,270
Cost of shares redeemed	(104,274,349)	—	(118,913,609)	—
Transaction fees (Note 4)	30,220	—	35,050	—
Net increase in net assets resulting from capital transactions	25,120,003	7,316,587	25,685,462	5,267,270
Total increase in net assets	35,781,066	6,262,343	29,974,718	4,593,465
Net assets:
Beginning of year/period	6,262,343	—	4,593,465	—
End of year/period	$42,043,409	$6,262,343	$34,568,183	$4,593,465
Changes in shares outstanding
Shares outstanding, beginning of year/period	350,001	—	225,001	—
Shares sold	6,150,000	350,001	5,050,000	225,001
Shares repurchased	(4,675,000)	—	(4,000,000)	—
Shares outstanding, end of year/period	1,825,001	350,001	1,275,001	225,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
116

Statements of Changes in Net Assets

	Direxion Daily MSFT Bull 1.5X Shares		Direxion Daily NVDA Bull 1.5X Shares
	Year Ended October 31, 2023	For the Period September 7, 2022[1] through October 31, 2022	For the Period September 13, 2023[1] through October 31, 2023
Operations:
Net investment income	$666,730	$5,907	$54,586
Net realized gain (loss)	2,663,113	(74,937)	(344,727)
Change in net unrealized appreciation (depreciation)	1,443,154	(351,947)	(1,635,214)
Net increase (decrease) in net assets resulting from operations	4,772,997	(420,977)	(1,925,355)
Distributions to shareholders:
Net distributions to shareholders	(503,522)	(774)	—
Total distributions	(503,522)	(774)	—
Capital share transactions:
Proceeds from shares sold	145,141,789	3,652,329	15,775,342
Cost of shares redeemed	(109,741,234)	—	—
Transaction fees (Note 4)	32,060	—	—
Net increase in net assets resulting from capital transactions	35,432,615	3,652,329	15,775,342
Total increase in net assets	39,702,090	3,230,578	13,849,987
Net assets:
Beginning of year/period	3,230,578	—	—
End of year/period	$42,932,668	$3,230,578	$13,849,987
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	—	—
Shares sold	4,400,000	150,001	650,001
Shares repurchased	(3,300,000)	—	—
Shares outstanding, end of year/period	1,250,001	150,001	650,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
117

Statements of Changes in Net Assets

	Direxion Daily TSLA Bull 1.5X Shares		Direxion Daily CSI 300 China A Share Bull 2X Shares
	Year Ended October 31, 2023	For the Period August 9, 2022[1] through October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$17,053,383	$181,124	$1,325,577	$351,792
Net realized gain (loss)	67,356,859	(3,243,389)	(8,258,058)	(37,806,811)
Change in net unrealized appreciation (depreciation)	(145,169,133)	(19,964,925)	2,141,196	(22,294,625)
Net decrease in net assets resulting from operations	(60,758,891)	(23,027,190)	(4,791,285)	(59,749,644)
Distributions to shareholders:
Net distributions to shareholders	(13,969,260)	(30,807)	(1,285,927)	(2,058,066)
Total distributions	(13,969,260)	(30,807)	(1,285,927)	(2,058,066)
Capital share transactions:
Proceeds from shares sold	1,871,792,744	134,559,639	40,978,217	15,465,039
Cost of shares redeemed	(1,145,190,874)	(11,218,388)	(16,777,326)	(32,460,891)
Transaction fees (Note 4)	349,825	2,301	3,570	3,948
Net increase (decrease) in net assets resulting from capital transactions	726,951,695	123,343,552	24,204,461	(16,991,904)
Total increase (decrease) in net assets	652,223,544	100,285,555	18,127,249	(78,799,614)
Net assets:
Beginning of year/period	100,285,555	—	39,119,229	117,918,843
End of year/period	$752,509,099	$100,285,555	$57,246,478	$39,119,229
Changes in shares outstanding
Shares outstanding, beginning of year/period	6,025,001	—	2,600,000	3,000,000
Shares sold	146,050,000	6,550,001	2,100,000	650,000
Shares repurchased	(83,350,000)	(525,000)	(850,000)	(1,050,000)
Shares outstanding, end of year/period	68,725,001	6,025,001	3,850,000	2,600,000

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
118

Statements of Changes in Net Assets

	Direxion Daily CSI China Internet Index Bull 2X Shares		Direxion Daily S&P 500® Bull 2X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$5,686,066	$(1,363,764)	$1,695,456	$422,645
Net realized gain (loss)	(8,700,602)	(491,823,998)	4,380,908	(12,660,489)
Capital gain distributions from regulated investment companies	—	12,059,110	—	—
Change in net unrealized appreciation (depreciation)	50,660,292	(68,911,801)	(4,981,135)	(8,762,638)
Net increase (decrease) in net assets resulting from operations	47,645,756	(550,040,453)	1,095,229	(21,000,482)
Distributions to shareholders:
Net distributions to shareholders	(3,836,004)	—	(1,833,932)	(1,711,768)
Total distributions	(3,836,004)	—	(1,833,932)	(1,711,768)
Capital share transactions:
Proceeds from shares sold	289,800,771	654,966,818	1,005,584,053	19,723,377
Cost of shares redeemed	(175,196,439)	(257,428,128)	(838,922,470)	(6,521,292)
Transaction fees (Note 4)	35,994	42,053	239,578	1,640
Net increase in net assets resulting from capital transactions	114,640,326	397,580,743	166,901,161	13,203,725
Total increase (decrease) in net assets	158,450,078	(152,459,710)	166,162,458	(9,508,525)
Net assets:
Beginning of year	161,973,626	314,433,336	50,139,190	59,647,715
End of year	$320,423,704	$161,973,626	$216,301,648	$50,139,190
Changes in shares outstanding
Shares outstanding, beginning of year	7,274,087	1,620,000	683,236	533,236
Shares sold	6,850,000	9,980,000	11,700,000	250,000
Shares repurchased	(3,850,000)	(4,325,913)	(9,700,000)	(100,000)
Shares outstanding, end of year	10,274,087	7,274,087	2,683,236	683,236

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
119

Statements of Changes in Net Assets

	Direxion Daily MSCI Brazil Bull 2X Shares		Direxion Daily MSCI India Bull 2X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$6,133,623	$11,720,064	$1,032,293	$2,013,129
Net realized gain (loss)	(963,011)	5,491,430	(1,574,960)	5,113,869
Change in net unrealized appreciation (depreciation)	(10,972,336)	71,184,704	(557,043)	(25,073,960)
Net increase (decrease) in net assets resulting from operations	(5,801,724)	88,396,198	(1,099,710)	(17,946,962)
Distributions to shareholders:
Net distributions to shareholders	(6,143,456)	(11,641,388)	(891,341)	(2,174,613)
Total distributions	(6,143,456)	(11,641,388)	(891,341)	(2,174,613)
Capital share transactions:
Proceeds from shares sold	100,685,444	123,236,413	13,415,631	8,635,613
Cost of shares redeemed	(126,050,584)	(246,578,721)	(6,974,836)	(29,004,628)
Transaction fees (Note 4)	25,616	49,316	1,394	5,801
Net increase (decrease) in net assets resulting from capital transactions	(25,339,524)	(123,292,992)	6,442,189	(20,363,214)
Total increase (decrease) in net assets	(37,284,704)	(46,538,182)	4,451,138	(40,484,789)
Net assets:
Beginning of year	138,953,740	185,491,922	52,360,830	92,845,619
End of year	$101,669,036	$138,953,740	$56,811,968	$52,360,830
Changes in shares outstanding
Shares outstanding, beginning of year	1,608,631	2,758,631	1,099,686	1,499,686
Shares sold	1,500,000	1,650,000	300,000	150,000
Shares repurchased	(1,700,000)	(2,800,000)	(150,000)	(550,000)
Shares outstanding, end of year	1,408,631	1,608,631	1,249,686	1,099,686

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
120

Statements of Changes in Net Assets

	Direxion Daily Cloud Computing Bull 2X Shares		Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares[2]
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	For the Period August 11, 2022[1] through October 31, 2022
Operations:
Net investment income (loss)	$(14,605)	$(65,290)	$137,496	$(1,023)
Net realized loss	(1,794,003)	(13,676,597)	(3,642,301)	(2,827,026)
Change in net unrealized appreciation (depreciation)	2,118,590	(7,337,162)	(1,958,047)	(1,005,732)
Net increase (decrease) in net assets resulting from operations	309,982	(21,079,049)	(5,462,852)	(3,833,781)
Distributions to shareholders:
Net distributions to shareholders	—	(916,786)	(123,822)	—
Total distributions	—	(916,786)	(123,822)	—
Capital share transactions:
Proceeds from shares sold	2,381,795	9,649,094	15,310,206	7,493,147
Cost of shares redeemed	(4,038,183)	(7,197,093)	(8,176,769)	(804,121)
Transaction fees (Note 4)	948	1,822	5,654	161
Net increase (decrease) in net assets resulting from capital transactions	(1,655,440)	2,453,823	7,139,091	6,689,187
Total increase (decrease) in net assets	(1,345,458)	(19,542,012)	1,552,417	2,855,406
Net assets:
Beginning of year/period	7,759,127	27,301,139	2,855,406	—
End of year/period	$6,413,669	$7,759,127	$4,407,823	$2,855,406
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,100,001	850,001	30,000	—
Shares sold	325,000	725,000	225,000	35,000
Shares repurchased	(575,000)	(475,000)	(130,052)	(5,000)
Shares outstanding, end of year/period	850,001	1,100,001	124,948	30,000

1  Commencement of Operations.

2   Effective June 5, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
121

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 2X Shares		Direxion Daily Energy Bear 2X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$12,399,304	$15,518,837	$1,221,779	$89,568
Net realized gain (loss)	124,795,936	447,620,168	(12,593,661)	(36,887,314)
Change in net unrealized appreciation (depreciation)	(202,948,311)	42,283,430	12,922,423	(2,135,712)
Net increase (decrease) in net assets resulting from operations	(65,753,071)	505,422,435	1,550,541	(38,933,458)
Distributions to shareholders:
Net distributions to shareholders	(12,229,872)	(15,441,018)	(1,074,176)	—
Total distributions	(12,229,872)	(15,441,018)	(1,074,176)	—
Capital share transactions:
Proceeds from shares sold	277,987,848	751,431,269	124,747,028	174,088,336
Cost of shares redeemed	(390,073,903)	(1,283,479,408)	(138,193,892)	(134,787,990)
Transaction fees (Note 4)	91,104	339,804	41,459	40,431
Net increase (decrease) in net assets resulting from capital transactions	(111,994,951)	(531,708,335)	(13,405,405)	39,340,777
Total increase (decrease) in net assets	(189,977,894)	(41,726,918)	(12,929,040)	407,319
Net assets:
Beginning of year	558,028,143	599,755,061	39,512,592	39,105,273
End of year	$368,050,249	$558,028,143	$26,583,552	$39,512,592
Changes in shares outstanding
Shares outstanding, beginning of year	7,863,531	18,963,531	1,365,264	355,706
Shares sold	4,600,000	15,400,000	4,350,000	3,705,000
Shares repurchased	(6,200,000)	(26,500,000)	(4,750,000)	(2,695,442)
Shares outstanding, end of year	6,263,531	7,863,531	965,264	1,365,264

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
122

Statements of Changes in Net Assets

	Direxion Daily Global Clean Energy Bull 2X Shares		Direxion Daily Gold Miners Index Bull 2X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$41,678	$17,429	$9,755,146	$3,268,537
Net realized gain (loss)	(2,231,552)	(4,638,471)	41,464,194	(286,711,631)
Change in net unrealized appreciation (depreciation)	(1,011,872)	(2,341,235)	50,465,786	59,878,147
Net increase (decrease) in net assets resulting from operations	(3,201,746)	(6,962,277)	101,685,126	(223,564,947)
Distributions to shareholders:
Net distributions to shareholders	(31,757)	(23,227)	(6,901,670)	—
Return of capital	—	(4,294)	—	—
Total distributions	(31,757)	(27,521)	(6,901,670)	—
Capital share transactions:
Proceeds from shares sold	2,380,122	10,289,918	435,811,804	460,894,417
Cost of shares redeemed	(761,344)	(6,406,383)	(437,971,549)	(612,430,469)
Transaction fees (Note 4)	228	1,584	99,919	145,063
Net increase (decrease) in net assets resulting from capital transactions	1,619,006	3,885,119	(2,059,826)	(151,390,989)
Total increase (decrease) in net assets	(1,614,497)	(3,104,679)	92,723,630	(374,955,936)
Net assets:
Beginning of year	4,424,437	7,529,116	375,908,143	750,864,079
End of year	$2,809,940	$4,424,437	$468,631,773	$375,908,143
Changes in shares outstanding
Shares outstanding, beginning of year	300,001	250,001	15,051,908	15,301,908
Shares sold	200,000	400,000	12,900,000	12,650,000
Shares repurchased	(50,000)	(350,000)	(11,550,000)	(12,900,000)
Shares outstanding, end of year	450,001	300,001	16,401,908	15,051,908

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
123

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bear 2X Shares		Direxion Daily Junior Gold Miners Index Bull 2X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$3,909,411	$(113,247)	$5,432,415	$2,023,874
Net realized gain (loss)	(18,048,650)	23,187,657	32,102,665	(260,332,073)
Change in net unrealized appreciation	9,095,110	6,708,766	343,073	28,870,355
Net increase (decrease) in net assets resulting from operations	(5,044,129)	29,783,176	37,878,153	(229,437,844)
Distributions to shareholders:
Net distributions to shareholders	(3,486,238)	—	(3,912,708)	—
Total distributions	(3,486,238)	—	(3,912,708)	—
Capital share transactions:
Proceeds from shares sold	671,967,447	330,933,462	371,582,720	361,559,015
Cost of shares redeemed	(580,964,483)	(338,144,875)	(323,105,657)	(421,336,708)
Transaction fees (Note 4)	174,290	101,443	69,481	91,182
Net increase (decrease) in net assets resulting from capital transactions	91,177,254	(7,109,970)	48,546,544	(59,686,511)
Total increase (decrease) in net assets	82,646,887	22,673,206	82,511,989	(289,124,355)
Net assets:
Beginning of year	86,749,253	64,076,047	226,685,522	515,809,877
End of year	$169,396,140	$86,749,253	$309,197,511	$226,685,522
Changes in shares outstanding
Shares outstanding, beginning of year	3,660,171	3,110,171	8,743,351	7,693,351
Shares sold	53,650,000	18,450,000	11,650,000	8,800,000
Shares repurchased	(44,700,000)	(17,900,000)	(8,900,000)	(7,750,000)
Shares outstanding, end of year	12,610,171	3,660,171	11,493,351	8,743,351

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
124

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bear 2X Shares		Direxion Daily NYSE FANG+ Bull 2X Shares[1]
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$3,395,886	$(41,173)	$192,031	$(44,987)
Net realized gain (loss)	(42,994,918)	42,186,314	5,414,704	(15,745,051)
Capital gain distributions from regulated investment companies	—	—	—	—
Change in net unrealized appreciation (depreciation)	13,498,880	10,279,173	(1,430,909)	(730,276)
Net increase (decrease) in net assets resulting from operations	(26,100,152)	52,424,314	4,175,826	(16,520,314)
Distributions to shareholders:
Net distributions to shareholders	(3,131,146)	—	(131,002)	(408,960)
Return of capital	—	—	—	(4,293)
Total distributions	(3,131,146)	—	(131,002)	(413,253)
Capital share transactions:
Proceeds from shares sold	452,380,318	319,290,732	9,243,765	30,327,495
Cost of shares redeemed	(410,536,076)	(333,869,034)	(4,550,991)	(8,168,154)
Transaction fees (Note 4)	123,160	100,161	924	1,778
Net increase (decrease) in net assets resulting from capital transactions	41,967,402	(14,478,141)	4,693,698	22,161,119
Total increase in net assets	12,736,104	37,946,173	8,738,522	5,227,552
Net assets:
Beginning of year	113,620,973	75,674,800	12,640,110	7,412,558
End of year	$126,357,077	$113,620,973	$21,378,632	$12,640,110
Changes in shares outstanding
Shares outstanding, beginning of year	8,432,449	6,882,449	290,000	25,000
Shares sold	64,750,000	29,150,000	155,000	375,000
Shares repurchased	(56,550,000)	(27,600,000)	(115,148)	(110,000)
Shares outstanding, end of year	16,632,449	8,432,449	329,852	290,000

1  Effective February 13, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
125

Statements of Changes in Net Assets

	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares		Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares[1]
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$202,784	$(121,520)	$15,679,559	$4,696,504
Net realized gain (loss)	(2,620,599)	(17,234,969)	144,689,105	674,709,212
Change in net unrealized appreciation (depreciation)	49,132	(17,469,833)	(250,704,851)	(171,000,449)
Net increase (decrease) in net assets resulting from operations	(2,368,683)	(34,826,322)	(90,336,187)	508,405,267
Distributions to shareholders:
Net distributions to shareholders	(120,251)	(905,597)	(14,878,134)	(3,198,438)
Total distributions	(120,251)	(905,597)	(14,878,134)	(3,198,438)
Capital share transactions:
Proceeds from shares sold	17,596,136	771,899	472,086,070	788,277,104
Cost of shares redeemed	(4,968,897)	—	(600,566,534)	(1,384,481,531)
Transaction fees (Note 4)	994	—	128,663	325,293
Net increase (decrease) in net assets resulting from capital transactions	12,628,233	771,899	(128,351,801)	(595,879,134)
Total increase (decrease) in net assets	10,139,299	(34,960,020)	(233,566,122)	(90,672,305)
Net assets:
Beginning of year	11,042,961	46,002,981	800,617,757	891,290,062
End of year	$21,182,260	$11,042,961	$567,051,635	$800,617,757
Changes in shares outstanding
Shares outstanding, beginning of year	973,646	923,646	17,313,688	32,313,688
Shares sold	900,000	50,000	14,700,000	25,000,000
Shares repurchased	(300,000)	—	(16,800,000)	(40,000,000)
Shares outstanding, end of year	1,573,646	973,646	15,213,688	17,313,688

1  Effective August 28, 2023, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
126

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares		Direxion Daily Travel & Vacation Bull 2X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$2,914,742	$90,609	$181,427	$(71,662)
Net realized gain (loss)	(15,535,515)	(111,719,648)	1,512,955	(22,069,084)
Change in net unrealized appreciation (depreciation)	19,721,510	15,933,549	(752,681)	(3,473,918)
Net increase (decrease) in net assets resulting from operations	7,100,737	(95,695,490)	941,701	(25,614,664)
Distributions to shareholders:
Net distributions to shareholders	(2,468,778)	—	(76,810)	—
Total distributions	(2,468,778)	—	(76,810)	—
Capital share transactions:
Proceeds from shares sold	239,007,582	596,239,590	1,041,266	80,233,471
Cost of shares redeemed	(273,009,331)	(491,434,316)	(14,008,030)	(43,250,498)
Transaction fees (Note 4)	81,903	147,419	2,856	9,056
Net increase (decrease) in net assets resulting from capital transactions	(33,919,846)	104,952,693	(12,963,908)	36,992,029
Total increase (decrease) in net assets	(29,287,887)	9,257,203	(12,099,017)	11,377,365
Net assets:
Beginning of year	102,746,944	93,489,741	23,824,160	12,446,795
End of year	$73,459,057	$102,746,944	$11,725,143	$23,824,160
Changes in shares outstanding
Shares outstanding, beginning of year	8,257,895	1,924,620	2,300,001	600,001
Shares sold	19,050,000	26,980,000	100,000	4,800,000
Shares repurchased	(20,200,000)	(20,646,725)	(1,200,000)	(3,100,000)
Shares outstanding, end of year	7,107,895	8,257,895	1,200,001	2,300,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
127

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily S&P 500® Bear 1X Shares
For the Year Ended October 31, 2023	$16.50	$0.60	$0.61	$(1.16)	$(0.56)	$(0.70)	$—	$—	$(0.70)	$15.24	-3.26%	$296,394	0.48%	0.53%	4.07%	0.45%	0.50%	4.10%	0%
For the Year Ended October 31, 2022	14.64	0.13	0.14	1.76	1.89	(0.03)	—	—	(0.03)	16.50	12.88%	613,802	0.49%	0.55%	0.84%	0.45%	0.51%	0.88%	0%
For the Year Ended October 31, 2021	21.28	(0.07)	(0.07)	(6.57)	(6.64)	—	—	—	—	14.64	-31.20%	123,669	0.45%	0.51%	(0.42)%	0.45%	0.51%	(0.42)%	0%
For the Year Ended October 31, 2020	26.03	(0.06)	(0.05)	(4.60)	(4.66)	(0.05)	—	(0.04)	(0.09)	21.28	-17.95%	175,571	0.45%	0.56%	(0.24)%	0.45%	0.56%	(0.24)%	0%
For the Year Ended October 31, 2019	29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	—	—	(0.50)	26.03	-10.90%	19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
Direxion Daily AAPL Bear 1X Shares
For the Year Ended October 31, 2023	26.21	0.91	0.93	(3.51)	(2.60)	(0.75)	(0.01)	—	(0.76)	22.85	-9.96%	36,563	1.04%	1.02%	3.94%	0.95%	0.93%	4.03%	0%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.09	0.09	1.15	1.24	(0.03)	—	—	(0.03)	26.21	4.95%	13,105	0.98%	2.06%	1.51%	0.95%	2.03%	1.54%	0%
Direxion Daily AMZN Bear 1X Shares
For the Year Ended October 31, 2023	29.86	0.98	1.00	(9.06)	(8.08)	(1.12)	(0.69)	—	(1.81)	19.97	-28.28%	2,996	1.01%	1.27%	3.81%	0.95%	1.21%	3.87%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.07	0.07	4.80	4.87	(0.01)	—	—	(0.01)	29.86	19.48%	3,733	0.96%	4.96%	1.68%	0.95%	4.95%	1.69%	0%
Direxion Daily GOOGL Bear 1X Shares
For the Year Ended October 31, 2023	27.66	0.87	0.89	(8.19)	(7.32)	(0.86)	—	—	(0.86)	19.48	-26.57%	1,948	1.03%	1.40%	3.76%	0.95%	1.32%	3.84%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.06	0.06	2.61	2.67	(0.01)	—	—	(0.01)	27.66	10.68%	4,150	0.95%	4.89%	1.63%	0.95%	4.89%	1.63%	0%
Direxion Daily MSFT Bear 1X Shares
For the Year Ended October 31, 2023	26.71	0.77	0.78	(9.39)	(8.62)	(0.68)	(0.01)	—	(0.69)	17.40	-32.53%	5,220	0.99%	1.20%	3.96%	0.95%	1.16%	4.00%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.06	0.06	1.66	1.72	(0.01)	—	—	(0.01)	26.71	6.88%	4,006	0.95%	4.61%	1.67%	0.95%	4.61%	1.67%	0%
Direxion Daily NVDA Bear 1X Shares
For the Period September 13, 2023[8] through October 31, 2023	25.00	0.10	0.10	2.18	2.28	—	—	—	—	27.28	9.12%	11,593	0.95%	1.95%	2.78%	0.95%	1.95%	2.78%	0%
Direxion Daily TSLA Bear 1X Shares
For the Year Ended October 31, 2023	30.18	0.95	1.00	(4.93)	(3.98)	(0.68)	(1.62)	—	(2.30)	23.90	-14.81%	49,603	1.16%	1.11%	3.78%	0.95%	0.90%	3.99%	0%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.10	0.10	5.10	5.20	(0.02)	—	—	(0.02)	30.18	20.84%	12,071	0.96%	2.15%	1.52%	0.95%	2.14%	1.53%	0%
Direxion Daily AAPL Bull 1.5X Shares
For the Year Ended October 31, 2023	21.87	0.71	0.77	1.23	1.94	(0.49)	—	—	(0.49)	23.32	8.95%	34,981	1.21%	1.20%	2.90%	0.95%	0.94%	3.16%	4%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.06	0.06	(3.18)	(3.12)	(0.01)	—	—	(0.01)	21.87	-12.48%	7,108	0.95%	2.40%	1.20%	0.95%	2.40%	1.20%	9%
Direxion Daily AMZN Bull 1.5X Shares
For the Year Ended October 31, 2023	17.89	0.61	0.66	4.96	5.57	(0.42)	—	—	(0.42)	23.04	31.53%	42,043	1.21%	1.19%	3.00%	0.95%	0.93%	3.26%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(7.15)	(7.10)	(0.01)	—	—	(0.01)	17.89	-28.42%	6,262	0.95%	5.02%	1.43%	0.95%	5.02%	1.43%	0%
Direxion Daily GOOGL Bull 1.5X Shares
For the Year Ended October 31, 2023	20.42	0.70	0.78	6.52	7.22	(0.53)	—	—	(0.53)	27.11	35.52%	34,568	1.23%	1.24%	2.68%	0.95%	0.96%	2.96%	10%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(4.62)	(4.57)	(0.01)	—	—	(0.01)	20.42	-18.30%	4,593	0.95%	5.02%	1.48%	0.95%	5.02%	1.48%	0%
Direxion Daily MSFT Bull 1.5X Shares
For the Year Ended October 31, 2023	21.54	0.99	1.06	12.47	13.46	(0.65)	—	—	(0.65)	34.35	62.95%	42,933	1.18%	1.18%	3.07%	0.95%	0.95%	3.30%	59%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(3.50)	(3.45)	(0.01)	—	—	(0.01)	21.54	-13.82%	3,231	0.95%	5.19%	1.31%	0.95%	5.19%	1.31%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
128

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily NVDA Bull 1.5X Shares
For the Period September 13, 2023[8] through October 31, 2023	$25.00	$0.11	$0.11	$(3.80)	$(3.69)	$—	$—	$—	$—	$21.31	-14.76%	$13,850	0.95%	1.89%	3.47%	0.95%	1.89%	3.47%	114%
Direxion Daily TSLA Bull 1.5X Shares
For the Year Ended October 31, 2023	16.64	0.40	0.44	(5.76)	(5.36)	(0.29)	(0.04)	—	(0.33)	10.95	-32.56%	752,509	1.19%	1.19%	2.98%	0.86%	0.86%	3.31%	72%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.07	0.07	(8.42)	(8.35)	(0.01)	—	—	(0.01)	16.64	-33.40%	100,286	0.98%	1.15%	1.55%	0.95%	1.12%	1.58%	33%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Year Ended October 31, 2023	15.05	0.41	0.43	(0.20)	0.21	(0.39)	—	—	(0.39)	14.87	0.88%	57,246	1.02%	1.02%	2.09%	0.91%	0.91%	2.20%	57%
For the Year Ended October 31, 2022	39.31	0.13	0.14	(23.61)	(23.48)	(0.09)	(0.69)	—	(0.78)	15.05	-60.95%	39,119	0.92%	0.92%	0.46%	0.90%	0.90%	0.48%	83%
For the Year Ended October 31, 2021	32.67	(0.17)	(0.17)	6.81	6.64	—	—	—	—	39.31	20.32%	117,919	0.90%	0.89%	(0.42)%	0.89%	0.88%	(0.41)%	123%
For the Year Ended October 31, 2020	21.50	0.05	0.06	11.21	11.26	(0.08)	—	(0.01)	(0.09)	32.67	52.60%	96,388	1.01%	1.00%	0.19%	0.95%	0.94%	0.25%	0%
For the Year Ended October 31, 2019	15.95	0.14	0.19	5.56	5.70	(0.15)	—	—	(0.15)	21.50	35.87%	127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Year Ended October 31, 2023	22.27	0.71	0.78	8.62	9.33	(0.41)	—	—	(0.41)	31.19	41.58%	320,424	1.05%	1.05%	1.67%	0.88%	0.88%	1.84%	186%
For the Year Ended October 31, 2022	194.10	(0.30)	(0.27)	(171.53)	(171.83)	—	—	—	—	22.27	-88.53%	161,974	0.93%	0.93%	(0.42)%	0.89%	0.89%	(0.38)%	142%
For the Year Ended October 31, 2021	539.10	(2.20)	(2.20)	(342.80)	(345.00)	—	—	—	—	194.10	-64.00%	314,433	0.89%	0.88%	(0.70)%	0.89%	0.88%	(0.70)%	23%
For the Year Ended October 31, 2020	241.90	(0.30)	(0.10)	298.50	298.20	(0.60)	—	(0.40)	(1.00)	539.10	123.61%	56,608	1.00%	1.01%	(0.09)%	0.95%	0.96%	(0.04)%	40%
For the Year Ended October 31, 2019	227.00	1.80	2.00	15.00	16.80	(1.90)	—	—	(1.90)	241.90	7.53%	53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
Direxion Daily S&P 500® Bull 2X Shares
For the Year Ended October 31, 2023	73.38	0.81	0.98	7.59	8.40	(1.17)	—	—	(1.17)	80.61	11.50%	216,302	0.80%	0.87%	0.93%	0.60%	0.67%	1.13%	76%
For the Year Ended October 31, 2022	111.86	0.75	0.76	(36.02)	(35.27)	(0.94)	(2.27)	—	(3.21)	73.38	-32.51%	50,139	0.61%	0.71%	0.82%	0.60%	0.70%	0.83%	72%
For the Year Ended October 31, 2021	61.16	0.77	0.77	55.98	56.75	(0.69)	(5.36)	—	(6.05)	111.86	98.25%	59,648	0.60%	0.72%	0.85%	0.60%	0.72%	0.85%	42%
For the Year Ended October 31, 2020	59.28	0.69	0.70	2.15	2.84	(0.75)	(0.21)	—	(0.96)	61.16	4.75%	17,324	0.63%	0.88%	1.20%	0.60%	0.85%	1.23%	105%
For the Year Ended October 31, 2019	48.89	0.96	0.98	10.36	11.32	(0.93)	—	—	(0.93)	59.28	23.64%	10,861	0.51%	0.97%	1.85%	0.47%[9]	0.93%	1.89%	75%
Direxion Daily MSCI Brazil Bull 2X Shares
For the Year Ended October 31, 2023	86.38	3.78	4.16	(14.29)	(10.51)	(3.69)	—	—	(3.69)	72.18	-12.28%	101,669	1.43%	1.43%	5.09%	0.93%	0.93%	5.59%	32%
For the Year Ended October 31, 2022	67.24	5.75	5.80	18.05	23.80	(4.66)	—	—	(4.66)	86.38	37.79%	138,954	0.98%	0.98%	7.16%	0.92%	0.92%	7.22%	54%
For the Year Ended October 31, 2021	61.66	0.56	0.56	5.94	6.50	(0.64)	—	(0.28)	(0.92)	67.24	9.83%	185,492	0.91%	0.91%	0.55%	0.91%	0.91%	0.55%	25%
For the Year Ended October 31, 2020	1116.50	1.54	1.69	(1,049.80)	(1,048.26)	(5.28)	—	(1.30)	(6.58)	61.66	-94.40%	160,853	1.05%	1.05%	1.01%	0.95%	0.95%	1.11%	232%
For the Year Ended October 31, 2019	1029.00	10.85	15.05	88.90	99.75	(12.25)	—	—	(12.25)	1116.50	9.85%	413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
Direxion Daily MSCI India Bull 2X Shares
For the Year Ended October 31, 2023	47.61	0.84	0.89	(2.29)	(1.45)	(0.70)	—	—	(0.70)	45.46	-3.02%	56,812	1.03%	1.03%	1.84%	0.92%	0.92%	1.95%	8%
For the Year Ended October 31, 2022	61.91	1.54	1.56	(14.44)	(12.90)	(1.40)	—	—	(1.40)	47.61	-21.15%	52,361	0.95%	0.95%	2.89%	0.92%	0.92%	2.92%	0%
For the Year Ended October 31, 2021	30.67	(0.41)	(0.40)	31.65	31.24	—	—	—	—	61.91	101.86%	92,846	0.92%	0.91%	(0.83)%	0.91%	0.90%	(0.82)%	11%
For the Year Ended October 31, 2020	66.74	(0.14)	(0.13)	(35.92)	(36.06)	(0.01)	—	(0.00)[10]	(0.01)	30.67	-54.04%	84,346	0.99%	0.98%	(0.46)%	0.95%	0.94%	(0.42)%	157%
For the Year Ended October 31, 2019	51.51	0.60	0.67	15.20	15.80	(0.57)	—	—	(0.57)	66.74	30.61%	83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
Direxion Daily Cloud Computing Bull 2X Shares
For the Year Ended October 31, 2023	7.05	(0.02)	0.00[10]	0.52	0.50	—	—	—	—	7.55	7.09%	6,414	1.22%	1.79%	(0.21)%	0.95%	1.52%	0.06%	30%
For the Year Ended October 31, 2022	32.12	(0.07)	(0.07)	(23.98)	(24.05)	—	(1.02)	—	(1.02)	7.05	-77.03%	7,759	0.96%	1.24%	(0.54)%	0.95%	1.23%	(0.53)%	16%
For the Period January 8, 2021[8] through October 31, 2021	25.00	(0.18)	(0.17)	7.30	7.12	—	—	—	—	32.12	28.48%	27,301	0.95%	1.03%	(0.82)%	0.95%	1.03%	(0.82)%	19%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares[12]
For the Year Ended October 31, 2023	95.20	1.67	1.80	(60.57)	(58.90)	(1.02)	—	—	(1.02)	35.28	-62.32%	4,408	1.14%	1.94%	2.61%	0.95%	1.75%	2.80%	137%
For the Period August 11, 2022[8] through October 31, 2022	250.00	0.00[10]	0.00[10]	(154.80)	(154.80)	—	—	—	—	95.20	-61.92%	2,855	0.95%	4.74%	(0.11)%	0.95%	4.74%	(0.11)%	74%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
129

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Energy Bull 2X Shares
For the Year Ended October 31, 2023	$70.96	$1.77	$1.97	$(12.22)	$(10.45)	$(1.75)	$—	$—	$(1.75)	$58.76	-14.68%	$368,050	1.22%	1.22%	2.85%	0.91%	0.91%	3.16%	6%
For the Year Ended October 31, 2022	31.63	1.24	1.29	39.43	40.67	(1.34)	—	—	(1.34)	70.96	130.82%	558,028	1.03%	1.03%	2.62%	0.92%	0.92%	2.73%	8%
For the Year Ended October 31, 2021	8.45	0.51	0.51	23.20	23.71	(0.53)	—	—	(0.53)	31.63	283.45%	599,755	0.95%	0.93%	2.31%	0.94%	0.92%	2.32%	36%
For the Year Ended October 31, 2020	143.60	0.52	0.53	(134.67)	(134.15)	(1.00)	—	—	(1.00)	8.45	-93.97%	257,498	0.98%	1.00%	2.80%	0.95%	0.97%	2.83%	72%
For the Year Ended October 31, 2019	253.40	3.00	3.30	(110.00)	(107.00)	(2.80)	—	—	(2.80)	143.60	-42.46%	285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
Direxion Daily Energy Bear 2X Shares
For the Year Ended October 31, 2023	28.94	1.03	1.09	(1.41)	(0.38)	(1.02)	—	—	(1.02)	27.54	-1.57%	26,584	1.14%	1.13%	3.59%	0.95%	0.94%	3.78%	0%
For the Year Ended October 31, 2022	109.90	0.11	0.14	(81.07)	(80.96)	—	—	—	—	28.94	-73.67%	39,513	1.00%	1.03%	0.22%	0.95%	0.98%	0.27%	0%
For the Year Ended October 31, 2021	735.70	(1.70)	(1.70)	(624.10)	(625.80)	—	—	—	—	109.90	-85.06%	39,105	0.95%	0.99%	(0.93)%	0.95%	0.99%	(0.93)%	0%
For the Year Ended October 31, 2020	506.10	(1.90)	(1.60)	233.80	231.90	(1.50)	—	(0.80)	(2.30)	735.70	45.80%	33,626	1.00%	1.09%	(0.32)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2019	448.70	5.70	6.60	58.90	64.60	(7.20)	—	—	(7.20)	506.10	14.51%	25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
Direxion Daily Global Clean Energy Bull 2X Shares
For the Year Ended October 31, 2023	14.75	0.12	0.13	(8.53)	(8.41)	(0.10)	—	—	(0.10)	6.24	-57.35%	2,810	0.97%	1.95%	0.95%	0.95%	1.93%	0.97%	35%
For the Year Ended October 31, 2022	30.12	0.05	0.06	(15.34)	(15.29)	(0.07)	—	(0.01)	(0.08)	14.75	-50.82%	4,424	1.00%	1.61%	0.26%	0.95%	1.56%	0.31%	0%
For the Period July 29, 2021[8] through October 31, 2021	25.00	(0.06)	(0.06)	5.18	5.12	—	—	—	—	30.12	20.48%	7,529	0.95%	2.37%	(0.95)%	0.95%	2.37%	(0.95)%	15%
Direxion Daily Gold Miners Index Bull 2X Shares
For the Year Ended October 31, 2023	24.97	0.71	0.83	3.38	4.09	(0.49)	—	—	(0.49)	28.57	16.06%	468,632	1.20%	1.20%	2.00%	0.86%	0.86%	2.34%	108%
For the Year Ended October 31, 2022	49.07	0.25	0.26	(24.35)	(24.10)	—	—	—	—	24.97	-49.11%	375,908	0.89%	0.89%	0.56%	0.87%	0.87%	0.58%	117%
For the Year Ended October 31, 2021	76.72	(0.30)	(0.30)	(27.35)	(27.65)	—	—	—	—	49.07	-36.04%	750,864	0.86%	0.86%	(0.49)%	0.86%	0.86%	(0.49)%	71%
For the Year Ended October 31, 2020	158.15	(0.22)	(0.06)	(80.50)	(80.72)	(0.37)	—	(0.34)	(0.71)	76.72	-51.26%	1,032,006	1.07%	1.07%	(0.23)%	0.90%	0.90%	(0.06)%	333%
For the Year Ended October 31, 2019	66.40	0.40	0.80	91.90	92.30	(0.40)	—	(0.15)	(0.55)	158.15	139.42%	1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
Direxion Daily Gold Miners Index Bear 2X Shares
For the Year Ended October 31, 2023	23.70	0.41	0.48	(10.29)	(9.88)	(0.39)	—	—	(0.39)	13.43	-41.52%	169,396	1.47%	1.47%	3.42%	0.88%	0.88%	4.01%	0%
For the Year Ended October 31, 2022	20.60	(0.03)	0.01	3.13	3.10	—	—	—	—	23.70	15.05%	86,749	1.10%	1.09%	(0.14)%	0.92%	0.91%	0.04%	0%
For the Year Ended October 31, 2021	20.08	(0.17)	(0.17)	0.69	0.52	—	—	—	—	20.60	2.59%	64,076	0.87%	0.88%	(0.85)%	0.87%	0.88%	(0.85)%	0%
For the Year Ended October 31, 2020	169.75	0.10	0.11	(148.72)	(148.62)	(0.63)	—	(0.42)	(1.05)	20.08	-88.01%	101,595	0.93%	0.93%	0.20%	0.91%	0.91%	0.22%	0%
For the Year Ended October 31, 2019	875.50	4.00	4.25	(706.00)	(702.00)	(3.75)	—	—	(3.75)	169.75	-80.38%	378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%
Direxion Daily Junior Gold Miners Index Bull 2X Shares
For the Year Ended October 31, 2023	25.93	0.64	0.76	0.76	1.40	(0.43)	—	—	(0.43)	26.90	5.10%	309,198	1.21%	1.21%	1.84%	0.85%	0.85%	2.20%	98%
For the Year Ended October 31, 2022	67.05	0.28	0.28	(41.40)	(41.12)	—	—	—	—	25.93	-61.33%	226,686	0.86%	0.86%	0.55%	0.85%	0.85%	0.56%	140%
For the Year Ended October 31, 2021	117.16	(0.08)	(0.07)	(49.69)	(49.77)	—	—	(0.34)	(0.34)	67.05	-42.53%	515,810	0.85%	0.85%	(0.09)%	0.84%	0.84%	(0.08)%	67%
For the Year Ended October 31, 2020	695.10	(0.55)	(0.30)	(577.27)	(577.82)	(0.10)	—	(0.02)	(0.12)	117.16	-83.11%	672,880	1.02%	1.02%	(0.32)%	0.87%	0.87%	(0.17)%	312%
For the Year Ended October 31, 2019	357.50	3.20	5.10	338.50	341.70	(3.70)	—	(0.40)	(4.10)	695.10	95.77%	948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
Direxion Daily Junior Gold Miners Index Bear 2X Shares
For the Year Ended October 31, 2023	13.47	0.24	0.28	(5.87)	(5.63)	(0.24)	—	—	(0.24)	7.60	-41.65%	126,357	1.38%	1.38%	3.46%	0.87%	0.87%	3.97%	0%
For the Year Ended October 31, 2022	11.00	(0.01)	0.02	2.48	2.47	—	—	—	—	13.47	22.45%	113,621	1.08%	1.08%	(0.05)%	0.89%	0.89%	0.14%	0%
For the Year Ended October 31, 2021	11.72	(0.09)	(0.09)	(0.63)	(0.72)	—	—	—	—	11.00	-6.14%	75,675	0.87%	0.87%	(0.84)%	0.87%	0.87%	(0.84)%	0%
For the Year Ended October 31, 2020	335.75	0.00[10]	0.01	(322.21)	(322.21)	(1.11)	—	(0.71)	(1.82)	11.72	-96.42%	83,570	0.93%	0.93%	0.01%	0.91%	0.91%	0.03%	0%
For the Year Ended October 31, 2019	1892.25	8.50	9.00	(1,555.75)	(1,547.25)	(9.25)	—	—	(9.25)	335.75	-82.03%	148,229	1.06%	1.03%	10.44%	0.95%	0.92%	1.55%	0%
Direxion Daily NYSE FANG+ Bull 2X Shares[11]
For the Year Ended October 31, 2023	43.60	0.68	0.94	21.00	21.68	(0.47)	—	—	(0.47)	64.81	49.68%	21,379	1.41%	1.52%	1.24%	0.95%	1.06%	1.70%	84%
For the Year Ended October 31, 2022	296.50	(0.30)	(0.30)	(240.80)	(241.10)	—	(11.70)	(0.10)	(11.80)	43.60	-84.62%	12,640	0.96%	1.15%	(0.39)%	0.95%	1.14%	(0.38)%	170%
For the Period September 30, 2021[8] through October 31, 2021	250.00	(0.20)	(0.20)	46.70	46.50	—	—	—	—	296.50	18.60%	7,413	0.95%	3.72%	(0.94)%	0.95%	3.72%	(0.94)%	20%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
130

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
For the Year Ended October 31, 2023	$11.34	$0.15	$0.25	$2.04	$2.19	$(0.07)	$—	$—	$(0.07)	$13.46	19.17%	$21,182	1.52%	1.57%	0.87%	0.95%	1.00%	1.44%	0%
For the Year Ended October 31, 2022	49.81	(0.13)	(0.13)	(37.36)	(37.49)	—	(0.98)	—	(0.98)	11.34	-76.73%	11,043	0.96%	1.01%	(0.54)%	0.95%	1.00%	(0.53)%	0%
For the Year Ended October 31, 2021	33.43	(0.38)	(0.38)	23.19	22.81	(2.81)	(3.62)	—	(6.43)	49.81	73.55%	46,003	0.96%	0.95%	(0.88)%	0.95%	0.94%	(0.87)%	11%
For the Year Ended October 31, 2020	22.74	(0.13)	(0.12)	10.85	10.72	(0.03)	—	—	(0.03)	33.43	47.15%	44,245	1.03%	1.10%	(0.56)%	0.95%	1.02%	(0.48)%	93%
For the Year Ended October 31, 2019	23.56	0.16	0.18	(0.82)	(0.66)	(0.16)	—	—	(0.16)	22.74	-2.66%	20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares[13]
For the Year Ended October 31, 2023	46.24	0.84	1.02	(9.04)	(8.20)	(0.77)	—	—	(0.77)	37.27	-17.42%	567,052	1.42%	1.42%	2.41%	0.92%	0.92%	2.91%	48%
For the Year Ended October 31, 2022	27.58	0.19	0.28	18.64	18.83	(0.17)	—	—	(0.17)	46.24	68.43%	800,618	1.18%	1.18%	0.56%	0.93%	0.93%	0.81%	55%
For the Year Ended October 31, 2021	4.88	(0.04)	(0.04)	22.76	22.72	(0.02)	—	(0.00)[10]	(0.02)	27.58	465.94%	891,290	0.95%	0.93%	(0.25)%	0.94%	0.92%	(0.24)%	194%
For the Year Ended October 31, 2020	270.40	0.05	0.05	(264.84)	(264.79)	(0.73)	—	—	(0.73)	4.88	-98.19%	342,250	0.97%	1.00%	0.47%	0.95%	0.98%	0.49%	315%
For the Year Ended October 31, 2019	2188.00	6.00	6.90	(1,917.80)	(1,911.80)	(5.80)	—	—	(5.80)	270.40	-87.55%	193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
For the Year Ended October 31, 2023	12.44	0.45	0.49	(2.07)	(1.62)	(0.49)	—	—	(0.49)	10.33	-14.02%	73,459	1.24%	1.24%	3.58%	0.95%	0.95%	3.87%	0%
For the Year Ended October 31, 2022	48.60	0.02	0.03	(36.18)	(36.16)	—	—	—	—	12.44	-74.40%	102,747	1.01%	1.01%	0.09%	0.95%	0.95%	0.15%	0%
For the Year Ended October 31, 2021	714.90	(0.90)	(0.90)	(665.40)	(666.30)	0.00[10]	—	—	0.00[10]	48.60	-93.20%	93,490	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	739.40	(3.00)	(1.40)	(21.20)	(24.20)	(0.30)	—	—	(0.30)	714.90	-3.26%	39,046	1.18%	1.24%	(0.44)%	0.95%	1.01%	(0.21)%	0%
For the Year Ended October 31, 2019	362.50	4.40	6.70	379.20	383.60	(6.70)	—	—	(6.70)	739.40	106.33%	36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
Direxion Daily Travel & Vacation Bull 2X Shares
For the Year Ended October 31, 2023	10.36	0.12	0.14	(0.65)	(0.53)	(0.06)	—	—	(0.06)	9.77	-5.27%	11,725	1.19%	1.26%	0.94%	0.95%	1.02%	1.18%	29%
For the Year Ended October 31, 2022	20.74	(0.03)	(0.03)	(10.35)	(10.38)	—	—	—	—	10.36	-50.05%	23,824	0.97%	1.01%	(0.24)%	0.95%	0.99%	(0.22)%	10%
For the Period June 10, 2021[8] through October 31, 2021	25.00	(0.03)	(0.03)	(4.23)	(4.26)	—	—	—	—	20.74	-17.04%	12,447	0.95%	1.31%	(0.36)%	0.95%	1.31%	(0.36)%	26%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

10  Between $(0.005) and $0.005.

11  Effective February 13, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

12  Effective June 5, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

13  Effective August 28, 2023, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
131

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2023

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 78 separate series (each, a "Fund" and together the "Funds"). 32 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily AAPL Bull 1.5X Shares	Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily AMZN Bull 1.5X Shares	Direxion Daily AAPL Bear 1X Shares
Direxion Daily GOOGL Bull 1.5X Shares	Direxion Daily AMZN Bear 1X Shares
Direxion Daily MSFT Bull 1.5X Shares	Direxion Daily GOOGL Bear 1X Shares
Direxion Daily NVDA Bull 1.5X Shares	Direxion Daily MSFT Bear 1X Shares
Direxion Daily TSLA Bull 1.5X Shares	Direxion Daily NVDA Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily TSLA Bear 1X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily MSCI India Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily NYSE FANG+ Bull 2X Shares*
Direxion Daily Robotics, Artificial Intelligence & Automation
Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares

*  Effective March 1, 2023, Direxion Daily Select Large Caps & FANGs Bull 2X Shares changed its name to Direxion Daily NYSE FANG+ Bull 2X Shares.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, "Financial Services-Investment Companies".

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 150% or 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

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Funds	Index or Benchmark	Daily Target
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily AAPL Bear 1X Shares	Common shares of Apple, Inc.	-100%
Direxion Daily AMZN Bear 1X Shares	Common shares of Amazon, Inc.	-100%
Direxion Daily GOOGL Bear 1X Shares	Common shares of Alphabet, Inc.	-100%
Direxion Daily MSFT Bear 1X Shares	Common shares of Microsoft Corp.	-100%
Direxion Daily NVDA Bear 1X Shares	Common shares of NVIDIA Corp.	-100%
Direxion Daily TSLA Bear 1X Shares	Common shares of Tesla, Inc.	-100%
Direxion Daily AAPL Bull 1.5X Shares	Common shares of Apple, Inc.	150%
Direxion Daily AMZN Bull 1.5X Shares	Common shares of Amazon, Inc.	150%
Direxion Daily GOOGL Bull 1.5X Shares	Common shares of Alphabet, Inc.	150%
Direxion Daily MSFT Bull 1.5X Shares	Common shares of Microsoft Corp.	150%
Direxion Daily NVDA Bull 1.5X Shares	Common shares of NVIDIA Corp.	150%
Direxion Daily TSLA Bull 1.5X Shares	Common shares of Tesla, Inc.	150%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily MSCI Brazil Bull 2X Shares	MSCI Brazil 25/50 Index	200%
Direxion Daily MSCI India Bull 2X Shares	MSCI India Index	200%
Direxion Daily Cloud Computing Bull 2X Shares	Indxx USA Cloud Computing Index	200%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Indxx US Electric and Autonomous Vehicles Index	200%
Direxion Daily Energy Bull 2X Shares		200%
Direxion Daily Energy Bear 2X Shares	Energy Select Sector Index	-200%
Direxion Global Clean Energy Bull 2X Shares	S&P Global Clean Energy Index	200%
Direxion Daily Gold Miners Index Bull 2X Shares		200%
Direxion Daily Gold Miners Index Bear 2X Shares	NYSE Arca Gold Miners Index	-200%
Direxion Daily Junior Gold Miners Index Bull 2X Shares		200%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	MVIS Global Junior Gold Miners Index	-200%
Direxion Daily NYSE FANG+ Bull 2X Shares	NYSE FANG+ Index(a)	200%
Direxion Daily Robotics, Artificial Intelligence &	Indxx Global Robotics and Artificial
Automation Index Bull 2X Shares	Intelligence Thematic Index	200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	-200%
Direxion Daily Travel & Vacation Bull 2X Shares	BlueStar® Travel and Vacation Index	200%

(a)  Effective on March 1, 2023, the benchmark index for the Direxion NYSE FANG+ Bull 2X Shares changed from the ICE FANG 20 Index to the NYSE FANG+ Index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market
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("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Fund's pricing service does not provide a valuation for such securities; c) the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815, "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

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134

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2023 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

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135

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$324,049	$—	$324,049[1]	$—	$—	$—	$—	$—
Direxion Daily AMZN Bear 1X Shares	21,194	—	—	21,194	—	—	—	—
Direxion Daily GOOGL Bear 1X Shares	38,613	—	—	38,613	—	—	—	—
Direxion Daily MSFT Bear 1X Shares	2,385	—	—	2,385	—	—	—	—
Direxion Daily NVDA Bear 1X Shares	211,633	—	120,000	91,633	—	—	—	—
Direxion Daily TSLA Bear 1X Shares	3,247,599	—	3,247,599[1]	—	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	—	—	—	—	406,278	—	406,278[1]	—
Direxion Daily AMZN Bull 1.5X Shares	1,122,836	—	1,070,000	52,836	—	—	—	—
Direxion Daily GOOGL Bull 1.5X Shares	—	—	—	—	847,891	—	847,891[1]	—
Direxion Daily MSFT Bull 1.5X Shares	661,247	—	630,000	31,247	—	—	—	—
Direxion Daily NVDA Bull 1.5X Shares	—	—	—	—	273,596	—	273,596[1]	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	81,186,093	—	81,186,093[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	5,962,076	—	5,962,076[1]	—
Direxion Daily Cloud Computing Bull 2X Shares	410,826	—	340,000	70,826	—	—	—	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	—	—	—	242,982	—	242,982[1]	—
Direxion Daily Global Clean Energy Bull 2X Shares	—	—	—	—	607,292	—	607,292[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	917,205	—	917,205[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	2,763,468	—	940,000	1,823,468	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	19,559,354	—	17,200,000	2,359,354	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,456,667	—	1,456,667[1]	—	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	—	—	—	639,329	—	639,329[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
136

Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$156,887	$—	$156,887[1]	$—	$—	$—	$—	$—
Direxion Daily TSLA Bear 1X Shares	689,502	—	689,502[1]	—	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	20,154	—	—	20,154	—	—	—	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	3,215,983	—	3,215,983[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	12,284,140	—	12,284,140[1]	—
Direxion Daily MSCI Brazil Bull 2X Shares	220,084	—	160,000	60,084	—	—	—	—
Direxion Daily Energy Bull 2X Shares	776,669	—	370,000	406,669	—	—	—	—
Direxion Daily Energy Bear 2X Shares	1,071,655	—	1,071,655[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	5,074,121	—	5,074,121[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	5,792,520	—	3,864,000	1,928,520	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	8,820,884	—	8,820,884[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	3,518,876	—	1,752,000	1,766,876	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	3,013,159	—	2,020,000	993,159	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
137

Description: Swap Contract

Counterparty: Barclays

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$8,622,918	$—	$8,622,918[1]	$—	$—	$—	$—	$—
Direxion Daily NVDA Bear 1X Shares	264,484	—	264,484[1]	—	—	—	—	—
Direxion Daily MSFT Bull 1.5X Shares	—	—	—	—	1,394,058	—	1,394,058[1]	—
Direxion Daily NVDA Bull 1.5X Shares	—	—	—	—	267,416	—	267,416[1]	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	11,041,429	—	11,041,429[1]	—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	70,510	—	70,510[1]	—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	1,227,377	—	1,227,377[1]	—
Direxion Daily Energy Bull 2X Shares	8,585,014	—	8,190,000	395,014	—	—	—	—
Direxion Daily Energy Bear 2X Shares	456,302	—	456,302[1]	—	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	—	—	—	—	612,303	—	612,303[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	—	—	—	376,008	—	376,008[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
138

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$747,397	$—	$747,397[1]	$—	$—	$—	$—	$—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—	70,934	—	70,934[1]	—
Direxion Daily GOOGL Bear 1X Shares	34,483	—	1	34,482	—	—	—	—
Direxion Daily MSFT Bear 1X Shares	11,430	—	4,000	7,430	—	—	—	—
Direxion Daily NVDA Bear 1X Shares	280,170	—	280,170[1]	—	—	—	—	—
Direxion Daily TSLA Bear 1X Shares	2,096,093	—	2,096,093[1]	—	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	—	—	—	—	336,503	—	336,503[1]	—
Direxion Daily AMZN Bull 1.5X Shares	532,964	—	458,001	74,963	—	—	—	—
Direxion Daily GOOGL Bull 1.5X Shares	—	—	—	—	1,012,140	—	1,012,140[1]	—
Direxion Daily MSFT Bull 1.5X Shares	356,919	—	356,919[1]	—	—	—	—	—
Direxion Daily NVDA Bull 1.5X Shares	—	—	—	—	265,683	—	265,683[1]	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	65,606,969	—	65,606,969[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	5,659,003	—	5,659,003[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	18,267,017	—	18,267,017[1]	—
Direxion Daily S&P 500® Bull 2X Shares	838,070	—	838,070[1]	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	1,178,190	—	1,178,190[1]	—

DIREXION ANNUAL REPORT
139

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Cloud Computing Bull 2X Shares	$—	$—	$—	$—	$152,037	$—	$152,037[1]	$—
Direxion Daily Global Clean Energy Bull 2X Shares	—	—	—	—	160,629	—	160,629[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	3,315,897	—	3,315,897[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	2,592,619	—	399,000	2,193,619	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	9,440,111	—	9,440,111[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	532,111	—	532,111[1]	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	—	—	—	1,156,274	—	1,156,274[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	20,150,008	—	18,564,000	1,586,008	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	1,616,766	—	1,616,766[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
140

Description: Swap Contract

Counterparty: Goldman Sachs

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$138,652	$—	$138,652[1]	$—	$—	$—	$—	$—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—	37,340	—	37,340[1]	—
Direxion Daily GOOGL Bear 1X Shares	65,582	—	—	65,582	—	—	—	—
Direxion Daily MSFT Bear 1X Shares	—	—	—	—	96,346	—	96,346[1]	—
Direxion Daily NVDA Bear 1X Shares	288,759	—	288,759[1]	—	—	—	—	—
Direxion Daily TSLA Bear 1X Shares	4,333,598	—	4,333,598[1]	—	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	—	—	—	—	354,540	—	354,540[1]	—
Direxion Daily AMZN Bull 1.5X Shares	483,028	—	450,000	33,028	—	—	—	—
Direxion Daily GOOGL Bull 1.5X Shares	—	—	—	—	217,662	—	217,662[1]	—
Direxion Daily MSFT Bull 1.5X Shares	877,767	—	840,000	37,767	—	—	—	—
Direxion Daily NVDA Bull 1.5X Shares	—	—	—	—	736,609	—	736,609[1]	—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—	—	71,747	—	71,747[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	2,066,261	—	2,066,261[1]	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—	—	847,353	—	847,353[1]	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	—	—	—	313,782	—	313,782[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	6,154,044	—	6,154,044[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	22,569,254	—	19,960,000	2,609,254	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	2,550,013	—	2,550,013[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: J.P. Morgan

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bull 2X Shares	$—	$—	$—	$—	$6,414,805	$—	$6,414,805[1]	$—
Direxion Daily MSCI Brazil Bull 2X Shares	4,185,046	—	3,200,000	985,046	—	—	—	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	—	—	—	865,038	—	865,038[1]	—
Direxion Daily Energy Bull 2X Shares	1,780,197	—	1,323,130	457,067	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	20,304	—	20,304[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	9,359,346	—	9,359,346[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	4,541,077	—	2,700,000	1,841,077	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	6,060,897	—	6,060,897[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	10,223,228	—	9,281,000	942,228	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	238,805	—	100,000	138,805	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	1,099,854	—	1,099,854[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	505,824	—	505,824[1]	—	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	—	—	—	1,315,725	—	1,315,725[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$7,164,414	$—	$7,164,414[1]	$—	$—	$—	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	28,558	—	28,558[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	8,106,239	—	8,106,239[1]	—
Direxion Daily S&P 500® Bull 2X Shares	1,079,860	—	1,079,860[1]	—	—	—	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	1,864,513	—	1,650,000	214,513	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	1,526,262	—	1,526,262[1]	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	3,557,148	—	3,230,000	327,148	—	—	—	—
Direxion Daily Energy Bear 2X Shares	584,979	—	584,979[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	11,747,312	—	11,747,312[1]	—
Direxion Daily Gold Miners Index Bear 2X Shares	8,702,112	—	7,820,000	882,112	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	7,930,473	—	7,930,473[1]	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	7,987,055	—	7,120,000	867,055	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	—	—	—	—	1,816,600	—	1,816,600[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	—	—	—	550,279	—	550,279[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	16,173,357	—	14,480,000	1,693,357	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	839,723	—	839,723[1]	—

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c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of futures or options contracts during the period ended October 31, 2023.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

g) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of October 31, 2023, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the

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ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of October 31, 2023, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Cloud Computing Bull 2X Shares	$17,720	$18,123	$—	$18,123
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	506,471	526,689	—	526,689
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	80,234	90,789	—	90,789

h) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended October 31, 2023, which is disclosed on the Statements of Operations.

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2023 and October 31, 2022 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

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	Year/Period Ended October 31, 2023			Year/Period Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P 500® Bear 1X Shares	$17,439,074	$—	$—	$741,705	$—	$—
Direxion Daily AAPL Bear 1X Shares[1]	873,961	—	—	7,923	—	—
Direxion Daily AMZN Bear 1X Shares[3]	385,096	—	—	1,055	—	—
Direxion Daily GOOGL Bear 1X Shares[3]	159,519	—	—	1,002	—	—
Direxion Daily MSFT Bear 1X Shares[3]	241,897	—	—	1,011	—	—
Direxion Daily NVDA Bear 1X Shares[4]	—	—	—	—	—	—
Direxion Daily TSLA Bear 1X Shares[1]	2,234,426	—	—	6,449	—	—
Direxion Daily AAPL Bull 1.5X Shares[1]	533,661	—	—	3,904	—	—
Direxion Daily AMZN Bull 1.5X Shares[3]	617,613	—	—	726	—	—
Direxion Daily GOOGL Bull 1.5X Shares[3]	394,589	—	—	759	—	—
Direxion Daily MSFT Bull 1.5X Shares[3]	503,522	—	—	774	—	—
Direxion Daily NVDA Bull 1.5X Shares[4]	—	—	—	—	—	—
Direxion Daily TSLA Bull 1.5X Shares[1]	13,969,260	—	—	30,807	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,285,927	—	—	2,058,066	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	3,836,004	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	1,833,932	—	—	1,711,768	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	6,143,456	—	—	11,641,388	—	—
Direxion Daily MSCI India Bull 2X Shares	891,341	—	—	2,174,613	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	—	—	916,786	—	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares[2]	123,822	—	—	—	—	—
Direxion Daily Energy Bull 2X Shares	12,229,872	—	—	15,441,018	—	—
Direxion Daily Energy Bear 2X Shares	1,074,176	—	—	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	31,757	—	—	23,227	—	4,294
Direxion Daily Gold Miners Index Bull 2X Shares	6,901,670	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	3,486,238	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	3,912,708	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	3,131,146	—	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	131,002	—	—	408,960	—	4,293
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	120,251	—	—	905,597	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	14,878,134	—	—	3,198,438	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	2,468,778	—	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	76,810	—	—	—	—	—

1  Commenced operations on August 9, 2022.

2  Commenced operations on August 11, 2022.

3  Commenced operations on September 7, 2022.

4  Commenced operations on September 13, 2023.

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At October 31, 2023, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily S&P 500® Bear 1X Shares	$(63,280,444)	$1,292,400	$—	$(73,448,805)	$(135,436,849)
Direxion Daily AAPL Bear 1X Shares	(4,476,312)	171,845	—	(456,338)	(4,760,805)
Direxion Daily AMZN Bear 1X Shares	(1,193,460)	15,364	—	(548,284)	(1,726,380)
Direxion Daily GOOGL Bear 1X Shares	(464,225)	11,651	—	(1,008,209)	(1,460,783)
Direxion Daily MSFT Bear 1X Shares	(1,502,659)	33,538	—	(959,012)	(2,428,133)
Direxion Daily NVDA Bear 1X Shares	853,168	56,587	—	—	909,755
Direxion Daily TSLA Bear 1X Shares	(3,881,405)	262,726	—	(9,421,550)	(13,040,229)
Direxion Daily AAPL Bull 1.5X Shares	(6,990,329)	162,906	—	(1,228)	(6,828,651)
Direxion Daily AMZN Bull 1.5X Shares	(56,552)	766,174	—	(1,235)	708,387
Direxion Daily GOOGL Bull 1.5X Shares	(2,628,201)	112,286	—	(1,235)	(2,517,150)
Direxion Daily MSFT Bull 1.5X Shares	792,874	169,820	—	(1,235)	961,459
Direxion Daily NVDA Bull 1.5X Shares	(1,970,664)	54,586	—	(9,277)	(1,925,355)
Direxion Daily TSLA Bull 1.5X Shares	(310,343,612)	22,136,959	—	(1,228)	(288,207,881)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(34,507,805)	178,854	—	(27,212,868)	(61,541,819)
Direxion Daily CSI China Internet Index Bull 2X Shares	(258,968,174)	979,761	—	(291,233,104)	(549,221,517)
Direxion Daily S&P 500® Bull 2X Shares	(16,635,697)	134,461	—	(4,524,358)	(21,025,594)
Direxion Daily MSCI Brazil Bull 2X Shares	(24,199,030)	86,459	—	(443,097,945)	(467,210,516)
Direxion Daily MSCI India Bull 2X Shares	(7,320,617)	140,952	—	—	(7,179,665)
Direxion Daily Cloud Computing Bull 2X Shares	(5,663,367)	—	—	(9,654,976)	(15,318,343)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	(5,860,502)	24,311	—	(2,492,760)	(8,328,951)
Direxion Daily Energy Bull 2X Shares	(2,258,537)	454,262	—	(6,301,114)	(8,105,389)
Direxion Daily Energy Bear 2X Shares	(5,136,075)	147,152	—	(193,322,741)	(198,311,664)
Direxion Daily Global Clean Energy Bull 2X Shares	(4,212,879)	4,268	—	(3,701,828)	(7,910,439)
Direxion Daily Gold Miners Index Bull 2X Shares	(167,266,814)	1,198,994	—	(1,828,443,553)	(1,994,511,373)
Direxion Daily Gold Miners Index Bear 2X Shares	406,548	411,741	—	(628,564,013)	(627,745,724)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	(250,566,025)	973,679	—	(1,434,940,898)	(1,684,533,244)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	(11,742,929)	264,740	—	(215,741,864)	(227,220,053)
Direxion Daily NYSE FANG+ Bull 2X Shares	(3,097,858)	61,029	—	(7,770,784)	(10,807,613)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	(13,285,333)	29,948	—	(14,616,580)	(27,871,965)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	11,849,733	801,425	—	—	12,651,158
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	(23,547,007)	445,964	—	(219,420,737)	(242,521,780)
Direxion Daily Travel & Vacation Bull 2X Shares	(7,248,561)	23,878	—	(16,219,855)	(23,444,538)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

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At October 31, 2023, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily S&P 500® Bear 1X Shares	$306,730,940	$15,787,332	$(79,067,776)	$(63,280,444)
Direxion Daily AAPL Bear 1X Shares	42,565,889	1,366,985	(5,843,297)	(4,476,312)
Direxion Daily AMZN Bear 1X Shares	4,181,440	21,194	(1,214,654)	(1,193,460)
Direxion Daily GOOGL Bear 1X Shares	2,405,866	138,678	(602,903)	(464,225)
Direxion Daily MSFT Bear 1X Shares	7,142,396	13,815	(1,516,474)	(1,502,659)
Direxion Daily NVDA Bear 1X Shares	5,441,569	1,045,046	(191,878)	853,168
Direxion Daily TSLA Bear 1X Shares	63,955,826	10,366,792	(14,248,197)	(3,881,405)
Direxion Daily AAPL Bull 1.5X Shares	41,849,669	342,699	(7,333,028)	(6,990,329)
Direxion Daily AMZN Bull 1.5X Shares	45,330,187	2,423,990	(2,480,542)	(56,552)
Direxion Daily GOOGL Bull 1.5X Shares	36,652,576	619,034	(3,247,235)	(2,628,201)
Direxion Daily MSFT Bull 1.5X Shares	41,987,708	2,485,265	(1,692,391)	792,874
Direxion Daily NVDA Bull 1.5X Shares	14,424,607	—	(1,970,664)	(1,970,664)
Direxion Daily TSLA Bull 1.5X Shares	1,044,188,794	6,190,219	(316,533,831)	(310,343,612)
Direxion Daily CSI 300 China A Share Bull 2X Shares	91,654,547	9,901	(34,517,706)	(34,507,805)
Direxion Daily CSI China Internet Index Bull 2X Shares	579,531,728	49,442	(259,017,616)	(258,968,174)
Direxion Daily S&P 500® Bull 2X Shares	232,813,266	15,503,482	(32,139,179)	(16,635,697)
Direxion Daily MSCI Brazil Bull 2X Shares	130,721,587	6,269,643	(30,468,673)	(24,199,030)
Direxion Daily MSCI India Bull 2X Shares	65,698,921	1,686,778	(9,007,395)	(7,320,617)
Direxion Daily Cloud Computing Bull 2X Shares	12,435,724	755,138	(6,418,505)	(5,663,367)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	10,785,640	193,106	(6,053,608)	(5,860,502)
Direxion Daily Energy Bull 2X Shares	382,793,169	44,987,628	(47,246,165)	(2,258,537)
Direxion Daily Energy Bear 2X Shares	34,043,728	2,112,936	(7,249,011)	(5,136,075)
Direxion Daily Global Clean Energy Bull 2X Shares	6,791,144	—	(4,212,879)	(4,212,879)
Direxion Daily Gold Miners Index Bull 2X Shares	647,329,362	7,197,689	(174,464,503)	(167,266,814)
Direxion Daily Gold Miners Index Bear 2X Shares	184,292,554	24,391,796	(23,985,248)	406,548
Direxion Daily Junior Gold Miners Index Bull 2X Shares	559,574,063	28,335	(250,594,360)	(250,566,025)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	146,396,920	22,261,270	(34,004,199)	(11,742,929)
Direxion Daily NYSE FANG+ Bull 2X Shares	24,442,265	1,313,769	(4,411,627)	(3,097,858)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	34,540,967	238,805	(13,524,138)	(13,285,333)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	624,991,327	98,745,904	(86,896,171)	11,849,733
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	98,960,348	1,962,491	(25,509,498)	(23,547,007)
Direxion Daily Travel & Vacation Bull 2X Shares	18,984,135	190,245	(7,438,806)	(7,248,561)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily S&P 500® Bear 1X Shares	$—	$—
Direxion Daily AAPL Bear 1X Shares	372	(372)
Direxion Daily AMZN Bear 1X Shares	122	(122)
Direxion Daily GOOGL Bear 1X Shares	769	(769)
Direxion Daily MSFT Bear 1X Shares	—	—
Direxion Daily NVDA Bear 1X Shares	—	—
Direxion Daily TSLA Bear 1X Shares	1,798	(1,798)
Direxion Daily AAPL Bull 1.5X Shares	(4,814,270)	4,814,270
Direxion Daily AMZN Bull 1.5X Shares	(8,898,645)	8,898,645
Direxion Daily GOOGL Bull 1.5X Shares	(6,132,814)	6,132,814

DIREXION ANNUAL REPORT
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Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily MSFT Bull 1.5X Shares	$(2,886,478)	$2,866,478
Direxion Daily NVDA Bull 1.5X Shares	—	—
Direxion Daily TSLA Bull 1.5X Shares	(190,303,512)	190,303,512
Direxion Daily CSI 300 China A Share Bull 2X Shares	(1,024,738)	1,024,738
Direxion Daily CSI China Internet Index Bull 2X Shares	2,489,603	(2,489,603)
Direxion Daily S&P 500® Bull 2X Shares	(12,886,307)	12,886,307
Direxion Daily MSCI Brazil Bull 2X Shares	(754,284)	754,284
Direxion Daily MSCI India Bull 2X Shares	(366,679)	366,679
Direxion Daily Cloud Computing Bull 2X Shares	516,276	(516,276)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	883,655	(883,655)
Direxion Daily Energy Bull 2X Shares	(67,994,461)	67,994,461
Direxion Daily Energy Bear 2X Shares	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	47,478,589	(47,478,589)
Direxion Daily Gold Miners Index Bear 2X Shares	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	33,063,755	(33,063,755)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	916,931	(916,931)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	(423,172)	423,172
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	(171,215,849)	171,215,849
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	1,727,159	(1,727,159)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2023, the permanent differences primarily relate to tax treatment of redemptions in-kind, non-deductible offering costs, net operating losses and the utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2023.

At October 31, 2023, Direxion Daily Cloud Computing Bull 2X Shares deferred, on a tax basis, qualified late year losses of $13,272.

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2023, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily S&P 500® Bear 1X Shares	$—	$73,448,805	$—
Direxion Daily AAPL Bear 1X Shares	—	455,117	—
Direxion Daily AMZN Bear 1X Shares	—	547,056	—
Direxion Daily GOOGL Bear 1X Shares	—	1,006,981	—
Direxion Daily MSFT Bear 1X Shares	—	957,784	—
Direxion Daily NVDA Bear 1X Shares	—	—	—
Direxion Daily TSLA Bear 1X Shares	—	9,420,322	—
Direxion Daily AAPL Bull 1.5X Shares	36,308	—	—
Direxion Daily AMZN Bull 1.5X Shares	2,163	—	—
Direxion Daily GOOGL Bull 1.5X Shares	2,800	—	—
Direxion Daily MSFT Bull 1.5X Shares	3,581	—	—

DIREXION ANNUAL REPORT
149

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily NVDA Bull 1.5X Shares	$—	$9,277	$—
Direxion Daily TSLA Bull 1.5X Shares	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	24,998,219	2,214,649
Direxion Daily CSI China Internet Index Bull 2X Shares	—	291,233,104	—
Direxion Daily S&P 500® Bull 2X Shares	5,964,321	3,406,986	1,117,372
Direxion Daily MSCI Brazil Bull 2X Shares	—	441,981,692	1,116,252
Direxion Daily MSCI India Bull 2X Shares	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	8,213,719	1,427,985
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	2,479,284	13,476
Direxion Daily Energy Bull 2X Shares	64,988,051	—	6,300,671
Direxion Daily Energy Bear 2X Shares	—	193,322,709	—
Direxion Daily Global Clean Energy Bull 2X Shares	—	3,614,822	87,006
Direxion Daily Gold Miners Index Bull 2X Shares	—	1,223,868,041	604,575,512
Direxion Daily Gold Miners Index Bear 2X Shares	—	628,564,013	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	1,434,940,898	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	215,741,864	—
Direxion Daily NYSE FANG+ Bull 2X Shares	—	7,115,675	655,109
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	13,204,339	1,410,918
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	219,420,737	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	14,863,119	1,356,736

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 3, 2023, open U.S. Federal and state income tax years include the tax years ended October 31, 2020 through October 31, 2023. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." The number of shares in a Creation Unit for each respective Fund is as follows:

Fund	Number of shares per Creation Unit
Direxion Daily S&P 500® Bear 1X Shares	50,000	shares
Direxion Daily AAPL Bear 1X Shares	25,000	shares
Direxion Daily AMZN Bear 1X Shares	25,000	shares
Direxion Daily GOOGL Bear 1X Shares	25,000	shares
Direxion Daily MSFT Bear 1X Shares	25,000	shares
Direxion Daily NVDA Bear 1X Shares	25,000	Shares
Direxion Daily TSLA Bear 1X Shares	25,000	shares
Direxion Daily AAPL Bull 1.5X Shares	25,000	shares
Direxion Daily AMZN Bull 1.5X Shares	25,000	shares
Direxion Daily GOOGL Bull 1.5X Shares	25,000	shares
Direxion Daily MSFT Bull 1.5X Shares	25,000	shares
Direxion Daily NVDA Bull 1.5X Shares	25,000	shares
Direxion Daily TSLA Bull 1.5X Shares	25,000	shares
Direxion Daily CSI China A Share Bull 2X Shares	50,000	shares
Direxion Daily CSI China Internet Index Bull 2X Shares	50,000	shares
DIREXION ANNUAL REPORT
150

Fund	Number of shares per Creation Unit
Direxion Daily S&P 500® Bull 2X Shares	50,000	shares
Direxion Daily MSCI Brazil Bull 2X Shares	50,000	shares
Direxion Daily MSCI India Bull 2X Shares	50,000	shares
Direxion Cloud Computing Bull 2X Shares	50,000	shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	50,000	shares
Direxion Daily Energy Bull 2X Shares	50,000	shares
Direxion Daily Energy Bear 2X Shares	50,000	shares
Direxion Daily Global Clean Energy Bull 2X Shares	50,000	shares
Direxion Daily Gold Miners Index Bull 2X Shares	50,000	shares
Direxion Daily Gold Miners Index Bear Shares	50,000	shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	50,000	shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares	50,000	shares
Direxion Daily NYSE FANG+ Bull 2X Shares	50,000	shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	50,000	shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	50,000	shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	50,000	shares
Direxion Daily Travel & Vacation Bull 2X Shares	50,000	shares

Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2023. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—
Direxion Daily AAPL Bear 1X Shares	—	—	—	—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—
Direxion Daily GOOGL Bear 1X Shares	—	—	—	—
Direxion Daily MSFT Bear 1X Shares	—	—	—	—
Direxion Daily NVDA Bear 1X Shares[1]	—	—	—	—
Direxion Daily TSLA Bear 1X Shares	—	—	—	—
Direxion Daily AAPL Bull 1.5X Shares	150,829	288,556	5,735,648	454,498
Direxion Daily AMZN Bull 1.5X Shares	—	4,203,501	9,033,372	2,109,770
Direxion Daily GOOGL Bull 1.5X Shares	323,247	981,878	7,033,217	1,252,771
Direxion Daily MSFT Bull 1.5X Shares	2,141,336	4,198,526	8,240,158	1,729,043
Direxion Daily NVDA Bull 1.5X Shares[1]	2,019,191	1,358,272	940,076	—
Direxion Daily TSLA Bull 1.5X Shares	84,139,154	132,523,685	262,073,444	75,559,148

DIREXION ANNUAL REPORT
151

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily CSI 300 China A Share Bull 2X Shares	$23,853,070	$15,608,705	$35,801,196	$14,645,469
Direxion Daily CSI China Internet Index Bull 2X Shares	294,284,271	350,117,037	281,143,262	164,662,692
Direxion Daily S&P 500® Bull 2X Shares	145,874,647	119,746,017	241,449,027	120,984,563
Direxion Daily MSCI Brazil Bull 2X Shares	50,206,946	15,485,121	96,292,970	121,111,910
Direxion Daily MSCI India Bull 2X Shares	2,153,450	5,832,367	13,471,696	6,959,533
Direxion Daily Cloud Computing Bull 2X Shares	1,779,036	3,081,574	2,355,487	2,640,010
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	6,320,901	9,873,580	15,203,952	8,175,092
Direxion Daily Energy Bull 2X Shares	19,297,110	170,731,823	267,644,828	258,949,280
Direxion Daily Energy Bear 2X Shares	—	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	1,209,399	2,176,216	1,550,971	—
Direxion Daily Gold Miners Index Bull 2X Shares	261,179,500	341,447,556	402,524,591	312,753,970
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	121,221,250	178,598,305	351,267,015	274,265,705
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	6,961,897	11,346,900	9,151,296	4,433,895
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	4,655,701	16,631,541	5,034,791
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	199,725,728	170,953,502	389,913,612	511,354,080
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	8,272,485	3,996,292	1,071,310	13,601,091

1  Represents the period from September 13, 2023 (commencement of operations) to October 31, 2023.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2023.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily AAPL Bear 1X Shares	0.75%
Direxion Daily AMZN Bear 1X Shares	0.75%
Direxion Daily GOOGL Bear 1X Shares	0.75%
Direxion Daily MSFT Bear 1X Shares	0.75%
Direxion Daily NVDA Bear 1X Shares	0.75%
Direxion Daily TSLA Bear 1X Shares	0.75%
Direxion Daily AAPL Bull 1.5X Shares	0.75%
Direxion Daily AMZN Bull 1.5X Shares	0.75%
Direxion Daily GOOGL Bull 1.5X Shares	0.75%
Direxion Daily MSFT Bull 1.5X Shares	0.75%
Direxion Daily NVDA Bull 1.5X Shares	0.75%
Direxion Daily TSLA Bull 1.5X Shares	0.75%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Global Clean Energy Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%

DIREXION ANNUAL REPORT
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Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily NYSE FANG+ Bull 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%
Direxion Daily Travel & Vacation Bull 2X Shares	0.75%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2024. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily AAPL Bear 1X Shares	0.95%
Direxion Daily AMZN Bear 1X Shares	0.95%
Direxion Daily GOOGL Bear 1X Shares	0.95%
Direxion Daily MSFT Bear 1X Shares	0.95%
Direxion Daily NVDA Bear 1X Shares	0.95%
Direxion Daily TSLA Bear 1X Shares	0.95%
Direxion Daily AAPL Bull 1.5X Shares	0.95%
Direxion Daily AMZN Bull 1.5X Shares	0.95%
Direxion Daily GOOGL Bull 1.5X Shares	0.95%
Direxion Daily MSFT Bull 1.5X Shares	0.95%
Direxion Daily NVDA Bull 1.5X Shares	0.95%
Direxion Daily TSLA Bull 1.5X Shares	0.95%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily S&P 500® Equal Weight Bull 2X Shares	0.95%
Direxion Daily MSCI Brazil Bull 2X Shares	0.95%
Direxion Daily MSCI India Bull 2X Shares	0.95%
Direxion Daily Cloud Computing Bull 2X Shares	0.95%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.95%
Direxion Daily Energy Bull 2X Shares	0.95%
Direxion Daily Energy Bear 2X Shares	0.95%
Direxion Daily Global Clean Energy Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily NYSE FANG+ Bull 2X Shares	0.95%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.95%
Direxion Daily Travel & Vacation Bull 2X Shares	0.95%

DIREXION ANNUAL REPORT
153

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	Recoupment Amount
Direxion Daily S&P 500® Bear 1X Shares	$12,844	$205,611	$69,822	$205,822	$205,611	$481,255
Direxion Daily AAPL Bear 1X Shares	7,797	3,241	—	11,358	3,241	14,599
Direxion Daily AMZN Bear 1X Shares	1,381	16,135	—	17,628	16,135	33,763
Direxion Daily GOOGL Bear 1X Shares	1,268	17,435	—	17,796	17,435	35,231
Direxion Daily MSFT Bear 1X Shares	1,387	15,315	—	17,641	15,315	32,956
Direxion Daily NVDA Bear 1X Shares	—	14,471	—	—	14,471	14,471
Direxion Daily TSLA Bear 1X Shares	21,745	3,051	—	—	1,636	1,636
Direxion Daily AAPL Bull 1.5X Shares	8,722	6,449	—	10,617	6,449	17,066
Direxion Daily AMZN Bull 1.5X Shares	9,679	4,958	—	9,589	4,958	14,547
Direxion Daily GOOGL Bull 1.5X Shares	4,663	7,414	—	14,542	7,414	21,956
Direxion Daily MSFT Bull 1.5X Shares	8,594	8,977	—	10,488	8,977	19,465
Direxion Daily NVDA Bull 1.5X Shares	—	14,831	—	—	14,831	14,831
Direxion Daily TSLA Bull 1.5X Shares	19,942	615	—	—	558	558
Direxion Daily CSI 300 China A Share Bull 2X Shares	1	1	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	2,567	131,626	35,971	50,190	131,626	217,787
Direxion Daily MSCI Brazil Bull 2X Shares	1,460	1,460	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	8,448	49,336	9,351	33,849	49,336	92,536
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	726	43,190	—	33,512	43,190	76,702
Direxion Daily Energy Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	26,224	21,970	11,909	13,901	21,970	47,780
Direxion Daily Global Clean Energy Bull 2X Shares	2,982	45,734	16,728	40,638	45,734	103,100
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	3,593	20,955	11,590	22,305	20,955	54,850
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	9,270	21,243	248	14,498	21,243	35,989
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	22,555	20,519	2,524	9,715	20,519	32,758
Direxion Daily Travel & Vacation Bull 2X Shares	5,652	18,324	8,339	12,058	18,324	38,721

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2023, is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

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The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at October 31, 2023:

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$227,663,164	$15,787,332	$—
Direxion Daily AAPL Bear 1X Shares	—	—	36,722,592	1,366,985	—
Direxion Daily AMZN Bear 1X Shares	—	—	3,075,060	21,194	(108,274)
Direxion Daily GOOGL Bear 1X Shares	—	—	1,802,963	138,678	—
Direxion Daily MSFT Bear 1X Shares	—	—	5,722,268	13,815	(96,346)
Direxion Daily NVDA Bear 1X Shares	—	—	5,249,691	1,045,046	—
Direxion Daily TSLA Bear 1X Shares	—	—	49,707,629	10,366,792	—
Direxion Daily AAPL Bull 1.5X Shares	—	6,781,960	29,154,547	20,154	(1,097,321)
Direxion Daily AMZN Bull 1.5X Shares	—	5,407,314	37,727,493	2,138,828	—
Direxion Daily GOOGL Bull 1.5X Shares	—	6,596,838	29,505,230	—	(2,077,693)
Direxion Daily MSFT Bull 1.5X Shares	—	5,995,705	36,283,002	1,895,933	(1,394,058)
Direxion Daily NVDA Bull 1.5X Shares	—	1,381,219	12,616,028	—	(1,543,304)
Direxion Daily TSLA Bull 1.5X Shares	—	152,058,575	742,908,828	—	(161,122,221)
Direxion Daily CSI 300 China A Share Bull 2X Shares	27,133,953	—	42,115,155	—	(12,102,366)
Direxion Daily CSI China Internet Index Bull 2X Shares	153,239,437	—	214,009,850	—	(46,685,733)

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	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P 500® Bull 2X Shares	$—	$201,400,572	$13,706,420	$1,917,930	$(847,353)
Direxion Daily MSCI Brazil Bull 2X Shares	44,962,464	—	55,360,960	6,269,643	(70,510)
Direxion Daily MSCI India Bull 2X Shares	24,905,721	—	34,351,888	1,526,262	(2,405,567)
Direxion Daily Cloud Computing Bull 2X Shares	—	5,244,401	1,269,167	410,826	(152,037)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	3,806,788	2,540,152	—	(1,421,802)
Direxion Daily Energy Bull 2X Shares	—	258,108,211	107,727,393	14,699,028	—
Direxion Daily Energy Bear 2X Shares	—	—	26,815,021	2,112,936	(20,304)
Direxion Daily Global Clean Energy Bull 2X Shares	2,319,097	—	1,027,089	—	(767,921)
Direxion Daily Gold Miners Index Bull 2X Shares	226,242,988	—	278,079,397	6,154,044	(30,413,881)
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	160,307,306	24,391,796	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	120,605,283	—	220,655,120	—	(32,252,365)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	112,392,721	22,261,270	—
Direxion Daily NYSE FANG+ Bull 2X Shares	—	11,557,981	12,215,329	—	(2,428,903)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	12,048,518	—	11,050,872	238,805	(2,082,561)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	304,987,634	249,288,440	82,564,986	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	78,457,352	1,962,491	(5,006,502)
Direxion Daily Travel & Vacation Bull 2X Shares	—	9,094,922	4,595,706	—	(1,955,054)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, and b) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds or any transfers between levels during the period ended October 31, 2023.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced

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disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2023, the Funds were invested in swap contracts. At October 31, 2023, the fair values of derivative instruments, by primary risk, were as follows:

Swap Contracts	Asset Derivatives[1]
Fund	Equity Risk
Direxion Daily S&P 500® Bear 1X Shares	$15,787,332
Direxion Daily AAPL Bear 1X Shares	1,366,985
Direxion Daily AMZN Bear 1X Shares	21,194
Direxion Daily GOOGL Bear 1X Shares	138,678
Direxion Daily MSFT Bear 1X Shares	13,815
Direxion Daily NVDA Bear 1X Shares	1,045,046
Direxion Daily TSLA Bear 1X Shares	10,366,792
Direxion Daily AAPL Bull 1.5X Shares	20,154
Direxion Daily AMZN Bull 1.5X Shares	2,138,828
Direxion Daily MSFT Bull 1.5X Shares	1,895,933
Direxion Daily S&P 500® Bull 2X Shares	1,917,930
Direxion Daily MSCI Brazil Bull 2X Shares	6,269,643
Direxion Daily MSCI India Bull 2X Shares	1,526,262
Direxion Daily Cloud Computing Bull 2X Shares	410,826
Direxion Daily Energy Bull 2X Shares	14,699,028
Direxion Daily Energy Bear 2X Shares	2,112,936
Direxion Daily Gold Miners Index Bull 2X Shares	6,154,044
Direxion Daily Gold Miners Index Bear 2X Shares	24,391,796
Direxion Daily Junior Gold Miners Index Bear 2X Shares	22,261,270
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	238,805
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	82,564,986
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,962,491
Swap Contracts	Liability Derivatives[2]
Fund	Equity Risk
Direxion Daily AMZN Bear 1X Shares	$108,274
Direxion Daily MSFT Bear 1X Shares	96,346
Direxion Daily AAPL Bull 1.5X Shares	1,097,321
Direxion Daily GOOGL Bull 1.5X Shares	2,077,693
Direxion Daily MSFT Bull 1.5X Shares	1,394,058
Direxion Daily NVDA Bull 1.5X Shares	1,543,304
Direxion Daily TSLA Bull 1.5X Shares	161,122,221
Direxion Daily CSI 300 China A Share Bull 2X Shares	12,102,366
Direxion Daily CSI China Internet Index Bull 2X Shares	46,685,733
Direxion Daily S&P 500® Bull 2X Shares	847,353
Direxion Daily MSCI Brazil Bull 2X Shares	70,510
Direxion Daily MSCI India Bull 2X Shares	2,405,567
Direxion Daily Cloud Computing Bull 2X Shares	152,037
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	1,421,802
Direxion Daily Energy Bear 2X Shares	20,304
Direxion Daily Global Clean Energy Bull 2X Shares	767,921
Direxion Daily Gold Miners Index Bull 2X Shares	30,413,881
Direxion Daily Junior Gold Miners Index Bull 2X Shares	32,252,365
Direxion Daily NYSE FANG+ Bull 2X Shares	2,428,903
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	2,082,561
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	5,006,502
Direxion Daily Travel & Vacation Bull 2X Shares	1,955,054

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

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Transactions in derivative instruments during the period ended October 31, 2023, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation/ (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	$(105,987,595)	$52,648,633
Direxion Daily AAPL Bear 1X Shares	Swap Contracts	(5,974,809)	982,058
Direxion Daily AMZN Bear 1X Shares	Swap Contracts	(1,612,513)	(560,523)
Direxion Daily GOOGL Bear 1X Shares	Swap Contracts	(1,560,008)	(224,114)
Direxion Daily MSFT Bear 1X Shares	Swap Contracts	(2,300,843)	(338,190)
Direxion Daily NVDA Bear 1X Shares	Swap Contracts	(175,574)	1,045,046
Direxion Daily TSLA Bear 1X Shares	Swap Contracts	(23,574,097)	9,174,783
Direxion Daily AAPL Bull 1.5X Shares	Swap Contracts	(507,860)	(965,500)
Direxion Daily AMZN Bull 1.5X Shares	Swap Contracts	5,978,734	2,996,093
Direxion Daily GOOGL Bull 1.5X Shares	Swap Contracts	5,004,914	(1,538,457)
Direxion Daily MSFT Bull 1.5X Shares	Swap Contracts	2,418,241	801,781
Direxion Daily NVDA Bull 1.5X Shares	Swap Contracts	(216,861)	(1,543,304)
Direxion Daily TSLA Bull 1.5X Shares	Swap Contracts	69,965,956	(143,102,687)
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	(6,565,347)	5,047,616
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	(13,138,642)	37,938,181
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	(6,109,792)	(1,437,861)
Direxion Daily MSCI Brazil Bull 2X Shares	Swap Contracts	319,792	(9,260,506)
Direxion Daily MSCI India Bull 2X Shares	Swap Contracts	(298,939)	(2,193,513)
Direxion Daily Cloud Computing Bull 2X Shares	Swap Contracts	(474,751)	314,997
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Swap Contracts	(1,944,918)	(1,384,450)
Direxion Daily Energy Bull 2X Shares	Swap Contracts	60,181,565	(110,530,383)
Direxion Daily Energy Bear 2X Shares	Swap Contracts	(12,593,661)	12,922,423
Direxion Daily Global Clean Energy Bull 2X Shares	Swap Contracts	(1,414,322)	(603,585)
Direxion Daily Gold Miners Index Bull 2X Shares	Swap Contracts	18,903,478	43,204,945
Direxion Daily Gold Miners Index Bear 2X Shares	Swap Contracts	(18,048,650)	9,095,110
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Swap Contracts	20,497,768	996,399
Direxion Daily Junior Gold Miners Index Bear 2X Shares	Swap Contracts	(42,994,918)	13,498,880
Direxion Daily NYSE FANG+ Bull 2X Shares	Swap Contracts	5,414,325	(2,484,069)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Swap Contracts	(2,419,646)	403,179
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Swap Contracts	118,576,701	(209,963,638)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Swap Contracts	(15,535,515)	19,721,510
Direxion Daily Travel & Vacation Bull 2X Shares	Swap Contracts	3,259,547	(3,163,942)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

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For the period ended October 31, 2023, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily S&P 500® Bear 1X Shares	$—	$398,257,812
Direxion Daily AAPL Bear 1X Shares	—	24,708,808
Direxion Daily AMZN Bear 1X Shares	—	5,172,117
Direxion Daily GOOGL Bear 1X Shares	—	3,716,513
Direxion Daily MSFT Bear 1X Shares	—	6,433,842
Direxion Daily NVDA Bear 1X Shares	—	6,290,395
Direxion Daily TSLA Bear 1X Shares	—	43,127,700
Direxion Daily AAPL Bull 1.5X Shares	30,843,368	—
Direxion Daily AMZN Bull 1.5X Shares	32,754,237	—
Direxion Daily GOOGL Bull 1.5X Shares	27,348,658	—
Direxion Daily MSFT Bull 1.5X Shares	33,305,038	—
Direxion Daily NVDA Bull 1.5X Shares	10,392,145	—
Direxion Daily TSLA Bull 1.5X Shares	736,655,132	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	102,664,834	—
Direxion Daily CSI China Internet Index Bull 2X Shares	508,057,373	—
Direxion Daily S&P 500® Bull 2X Shares	172,962,602	—
Direxion Daily MSCI Brazil Bull 2X Shares	190,827,619	—
Direxion Daily MSCI India Bull 2X Shares	86,554,654	—
Direxion Daily Cloud Computing Bull 2X Shares	8,208,085	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	7,119,386	—
Direxion Daily Energy Bull 2X Shares	517,629,567	—
Direxion Daily Energy Bear 2X Shares	—	60,835,973
Direxion Daily Global Clean Energy Bull 2X Shares	5,343,257	—
Direxion Daily Gold Miners Index Bull 2X Shares	696,527,818	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	271,701,503
Direxion Daily Junior Gold Miners Index Bull 2X Shares	442,536,924	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	223,582,205
Direxion Daily NYSE FANG+ Bull 2X Shares	22,818,891	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	29,817,056	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	879,362,818	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	157,517,894
Direxion Daily Travel & Vacation Bull 2X Shares	24,747,643	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 150%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs

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associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

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Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

10.  ADDITIONAL INFORMATION

On February 13, 2023 and June 5, 2023, shares of the following Funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Fund	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily NYSE FANG+ Bull 2X Shares	2/13/23	1	:10	$4.18	$41.80	2,800,001	280,000
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	6/5/23	1	:10	4.74	47.40	750,001	75,000

On August 28, 2023, shares of the following Fund were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	8/28/23	4	:1	$153.52	$38.38	4,328,422	17,313,688

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On December 7, 2023, certain Funds declared capital gain distributions with an ex-date of December 8, 2023 and payable date of December 14, 2023. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short Term Capital Gain Distribution
Direxion Daily NVDA Bear 1X Shares	$0.03106
Direxion Daily AMZN Bull 1.5X Shares	0.34255
Direxion Daily TSLA Bull 1.5X Shares	0.27342

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On December 20, 2023, certain Funds declared income distributions with an ex-date of December 21, 2023 and payable date of December 29, 2023. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily S&P 500® Bear 1X Shares	$0.21170
Direxion Daily AAPL Bear 1X Shares	0.26403
Direxion Daily AMZN Bear 1X Shares	0.20830
Direxion Daily GOOGL Bear 1X Shares	0.19088
Direxion Daily MSFT Bear 1X Shares	0.16924
Direxion Daily NVDA Bear 1X Shares	0.26085
Direxion Daily TSLA Bear 1X Shares	0.22923
Direxion Daily AAPL Bull 1.5X Shares	0.27249
Direxion Daily AMZN Bull 1.5X Shares	0.21352
Direxion Daily GOOGL Bull 1.5X Shares	0.22645
Direxion Daily MSFT Bull 1.5X Shares	0.30004
Direxion Daily NVDA Bull 1.5X Shares	0.17663
Direxion Daily TSLA Bull 1.5X Shares	0.12535
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.23171
Direxion Daily CSI China Internet Index Bull 2X Shares	0.46858
Direxion Daily S&P 500® Bull 2X Shares	0.31042
Direxion Daily MSCI Brazil Bull 2X Shares	1.78478
Direxion Daily MSCI India Bull 2X Shares	0.27537
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.33558
Direxion Daily Energy Bull 2X Shares	0.37361
Direxion Daily Energy Bear 2X Shares	0.23417
Direxion Daily Global Clean Energy Bull 2X Shares	0.04840
Direxion Daily Gold Miners Index Bull 2X Shares	0.32917
Direxion Daily Gold Miners Index Bear 2X Shares	0.06383
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.12073
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.02430
Direxion Daily NYSE FANG+ Bull 2X Shares	0.33631
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.06104
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.20696
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.08906
Direxion Daily Travel & Vacation Bull 2X Shares	0.08308

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily AAPL Bear 1X Shares, Direxion Daily AMZN Bear 1X Shares, Direxion Daily GOOGL Bear 1X Shares, Direxion Daily MSFT Bear 1X Shares, Direxion Daily NVDA Bear 1X Shares, Direxion Daily TSLA Bear 1X Shares, Direxion Daily AAPL Bull 1.5X Shares, Direxion Daily AMZN Bull 1.5X Shares, Direxion Daily GOOGL Bull 1.5X Shares, Direxion Daily MSFT Bull 1.5X Shares, Direxion Daily NVDA Bull 1.5X Shares, Direxion Daily TSLA Bull 1.5X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily MSCI Brazil Bull 2X Shares, Direxion Daily MSCI India Bull 2X Shares, Direxion Daily Cloud Computing Bull 2X Shares, Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares, Direxion Daily Energy Bull 2X Shares, Direxion Daily Energy Bear 2X Shares, , Direxion Daily Global Clean Energy Bull 2X Shares, Direxion Daily Gold Miners Index Bull 2X Shares, Direxion Daily Gold Miners Index Bear 2X Shares, Direxion Daily Junior Gold Miners Index Bull 2X Shares, Direxion Daily Junior Gold Miners Index Bear 2X Shares, Direxion Daily NYSE FANG+ Bull 2X Shares (formerly Direxion Daily Select Large Caps & FANGs Bull 2X Shares), Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares, Direxion Daily Travel & Vacation Bull 2X Shares and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily AAPL Bear 1X Shares, Direxion Daily AMZN Bear 1X Shares, Direxion Daily GOOGL Bear 1X Shares, Direxion Daily MSFT Bear 1X Shares, Direxion Daily NVDA Bear 1X Shares, Direxion Daily TSLA Bear 1X Shares, Direxion Daily AAPL Bull 1.5X Shares, Direxion Daily AMZN Bull 1.5X Shares, Direxion Daily GOOGL Bull 1.5X Shares, Direxion Daily MSFT Bull 1.5X Shares, Direxion Daily NVDA Bull 1.5X Shares, Direxion Daily TSLA Bull 1.5X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily MSCI Brazil Bull 2X Shares, Direxion Daily MSCI India Bull 2X Shares, Direxion Daily Cloud Computing Bull 2X Shares, Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares, Direxion Daily Energy Bull 2X Shares, Direxion Daily Energy Bear 2X Shares, Direxion Daily Global Clean Energy Bull 2X Shares, Direxion Daily Gold Miners Index Bull 2X Shares, Direxion Daily Gold Miners Index Bear 2X Shares, Direxion Daily Junior Gold Miners Index Bull 2X Shares, Direxion Daily Junior Gold Miners Index Bear 2X Shares,, Direxion Daily NYSE FANG+ Bull 2X Shares (formerly Direxion Daily Select Large Caps & FANGs Bull 2X Shares), Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares, and Direxion Daily Travel & Vacation Bull 2X Shares (collectively referred to as the "Funds"), (32 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (32 of the funds constituting Direxion Shares ETF Trust) at October 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

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Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Energy Bear 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023
Direxion Daily Cloud Computing Bull 2X Shares	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from January 8, 2021 (commencement of operations) through October 31, 2021
Direxion Daily Global Clean Energy Bull 2X Shares	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from July 29, 2021 (commencement of operations) through October 31, 2021
Direxion Daily NYSE FANG+ Bull 2X Shares (formerly Direxion Daily Select Large Caps & FANGs Bull 2X Shares)	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from September 30, 2021(commencement of operations) through October 31, 2021
Direxion Daily Travel & Vacation Bull 2X Shares	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from June 10, 2021 (commencement of operations) through October 31, 2021
Direxion Daily AAPL Bear 1X Shares Direxion Daily TSLA Bear 1X Shares Direxion Daily AAPL Bull 1.5X Shares Direxion Daily TSLA Bull 1.5X Shares	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period from August 9, 2022 (commencement of operations) through October 31, 2022
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period from August 11, 2022 (commencement of operations) through October 31, 2022
Direxion Daily AMZN Bear 1X Shares
Direxion Daily GOOGL Bear 1X Shares
Direxion Daily MSFT Bear 1X Shares
Direxion Daily AMZN Bull 1.5X Shares
Direxion Daily GOOGL Bull 1.5X Shares
Direxion Daily MSFT Bull 1.5X Shares	For the year ended October 31, 2023	For the year ended October 31, 2023 and the period from September 7, 2022 (commencement of operations) through October 31, 2022
Direxion Daily NVDA Bear 1X Shares Direxion Daily NVDA Bull 1.5X Shares	For the period from September 13, 2023 (commencement of operations) through October 31, 2023

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Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 21, 2023

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Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily S&P 500® Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily AAPL Bear 1X Shares	0.00%	0.00%	0.00%	0.54%
Direxion Daily AMZN Bear 1X Shares	0.00%	0.00%	0.00%	45.06%
Direxion Daily GOOGL Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSFT Bear 1X Shares	0.00%	0.00%	0.00%	1.07%
Direxion Daily NVDA Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily TSLA Bear 1X Shares	0.00%	0.00%	0.00%	39.86%
Direxion Daily AAPL Bull 1.5X Shares	0.34%	0.34%	0.00%	0.00%
Direxion Daily AMZN Bull 1.5X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily GOOGL Bull 1.5X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSFT Bull 1.5X Shares	0.86%	0.86%	0.00%	0.00%
Direxion Daily NVDA Bull 1.5X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily TSLA Bull 1.5X Shares	0.00%	0.00%	0.00%	2.79%
Direxion Daily CSI 300 China A Share Bull 2X Shares	23.31%	23.31%	0.00%	0.00%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 2X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily MSCI Brazil Bull 2X Shares	72.62%	72.62%	0.00%	0.00%
Direxion Daily MSCI India Bull X Shares	2.21%	2.21%	0.00%	0.00%
Direxion Daily Cloud Computing Bull 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	6.17%	6.17%	0.00%	0.00%
Direxion Daily Energy Bull 2X Shares	97.46%	97.46%	0.00%	0.00%
Direxion Daily Energy Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Global Clean Energy Bull 2X Shares	81.77%	81.77%	0.00%	0.00%
Direxion Daily Gold Miners Index Bull 2X Shares	47.91%	47.91%	0.00%	0.00%
Direxion Daily Gold Miners Index Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	11.75%	11.75%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily NYSE FANG+ Bull 2X Shares	9.69%	9.69%	0.00%	0.00%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	28.58%	28.58%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	6.50%	6.50%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Travel & Vacation Bull 2X Shares	100.00%	100.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2023. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily AAPL Bear 1X Shares, Direxion Daily AMZN Bear 1X Shares, Direxion Daily GOOGL Bear 1X Shares, Direxion Daily MSFT Bear 1X Shares, Direxion Daily TSLA Bear 1X Shares, Direxion Daily AAPL Bull 1.5X Shares, Direxion Daily AMZN Bull 1.5X Shares, Direxion Daily GOOGL Bull 1.5X Shares, Direxion Daily MSFT Bull 1.5X Shares, Direxion Daily TSLA Bull 1.5X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily MSCI Brazil Bull 2X Shares, Direxion Daily MSCI India Bull 2X Shares, Direxion Daily Cloud Computing Bull 2X Shares, Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares, Direxion Daily Energy Bull 2X Shares, Direxion Daily Energy Bear 2X Shares, Direxion Daily Global Clean Energy Bull 2X Shares, Direxion Daily Gold Miners Index Bull 2X Shares, Direxion Daily Gold Miners Index Bear 2X Shares, Direxion Daily Junior Gold Miners Index Bull 2X Shares, Direxion Daily Junior Gold Miners Index Bear 2X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares, Direxion Daily NYSE FANG+ Bull 2X Shares, and the Direxion Daily Travel & Vacation Bull 2X Shares, each a series of the ETF Trust. The Agreement is initially approved for each series for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At a meeting held on August 24, 2023, the Board, including the trustees who are not "interested persons" of the ETF Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 10, 2023 and August 24, 2023, and at their meeting on May 17, 2023. The Board, including the Independent Trustees, determined that the terms of the Agreement for each Fund were fair and reasonable and in the best interests of each Fund's shareholders.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Information regarding the advisory services provided by the Adviser to the Funds;

•  The investment objectives of the Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention and services required by the Adviser due to the frequent and large trading activity in the various Funds;

•  Information regarding the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding the various components of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception, if shorter, including assessments by an independent consultant ("Consultant") of economies of scale;

•  Information regarding the services provided by and the fees paid to the Adviser under the Management Services Agreement for the prior fiscal year as separate and distinct from the fees paid and the services provided under the Agreement;

•  Fund performance information, including in terms of tracking error relative to the underlying index on a statistical and model basis;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the costs investors would incur if they sought to implement independently the Funds' strategies within their personal portfolios;

•  The Adviser's Form ADV;

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•  Information regarding the consolidated financial condition and profitability of the Adviser, including assessments by the Consultant of the appropriateness of the Adviser's methodology for calculating profitability and presenting profitability metrics, and considerations related to the evaluation of industry profit margins; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and the ETF Trust's procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their annual review of the Agreement since the Fund's inception and, most recently, throughout the past year at executive sessions and regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' regulatory compliance and performance. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by independent legal counsel with respect to the Board's deliberations.

For each Fund, the Board considered, among other matters, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, investment and related experience, the variety and complexity of its investment strategies, brokerage practices, the adequacy of its compliance systems and processes, and its reinvestment in each of these areas of the business. The Board reviewed the scope of services provided, and to be provided by the Adviser, under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past, and it considered whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel, operations, systems and processes required to manage the Funds effectively, noting that such personnel, systems and processes have been consistently enhanced over time and may not be present at other investment advisers. The Board considered, as applicable: (1) the Adviser's success in achieving each Fund's daily leveraged investment objective or daily inverse leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization, representative sampling and tax-conscious investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable swap contract terms; (4) the Adviser's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; (5) the Adviser's adherence to its and the Funds' compliance policies and procedures; and (6) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train, and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. In this regard, the Board reviewed information provided by the Adviser comparing the cost of ownership for shareholders to replicate the Funds' leveraged or inverse investment strategies by other means. The Board noted that in past years the Consultant had reviewed

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the cost comparison information and determined the methodology used to be comprehensive and to constitute a sound and objective approach to conducting the cost comparison analysis. The Board concluded that it would be time- and resource-intensive for an investor to implement independently any Fund's investment strategy. The Board also concluded that doing so would likely be cost-prohibitive. From this perspective, the Board noted the cost effectiveness for investors of employing the Funds to seek to achieve their stated investment objectives.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Fund. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, and gross and net total expense ratios with those of other funds with common key characteristics, such as asset size, investment objective and, if applicable, industry focus ("Peer Group"). The Board noted the difficulty in compiling a broad and diverse Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that in past years the Consultant had reviewed the Adviser's peer selection methodology and each Fund's resulting peers and determined that the methodology was reasonable, well-documented, transparent, repeatable and well within industry standards.

The Board noted that the comparison reports included the contractual advisory fee rate and the net and gross total expense ratios for each Fund and each fund in its Peer Group. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement. Additionally, the Board considered that the Adviser had agreed to breakpoints in its investment advisory fee rate schedule at various average annual net asset levels for certain Funds under the Advisory Fee Waiver Agreement..

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2023 and June 30, 2022 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's returns versus a model return ("Tracking Difference"), the standard deviation of daily Tracking Differences ("Tracking Error"), and a tracking analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year period or, if shorter, the since inception period ended June 30, 2023. The Board considered reports provided to it in anticipation of the August 10 executive session and the August 24 meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within expected ranges during the reviewed periods, particularly in light of increased interest rates, which contributed to larger Tracking Differences. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and/or Tracking Error may be regarded as more meaningful indicia of the quality of the Adviser's management services than a Fund's total return, but observed that certain Funds' total returns were high, including where not highly correlated with the model return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund to the Adviser and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities, such as creation and redemption activity and the daily rebalancing of the portfolio to seek to maintain each Fund's daily investment objective, regulatory compliance, and entrepreneurial risk. The Board reviewed a report provided by the Adviser on other investment advisers' profitability, which was compiled using publicly available information and considered information provided by the Consultant regarding the profitability of closely held advisers. The Board recognized that it is difficult to compare the Adviser's profitability to the profitability of publicly reporting investment advisory firms for several reasons. For example, to the extent such information is even available, it is often affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses. Further, the Board observed that the assets under management in the Funds may be more volatile and the Adviser's annual profitability may be more variable than other advisers' profitability in light of the tactical nature of the strategies pursued by most of the Funds. The Board also noted that the Consultant had reviewed the profitability information provided by the Adviser

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and concluded that the Adviser's methodology for assessing and presenting its profitability annually is transparent, consistent year to year, and that the materials requested by and provided to the Board were extensive, thoughtful and robust, providing a reasonable basis for the Board's deliberations.

Economies of Scale. The Board reviewed the Adviser's fee schedule for each Fund and noted the breakpoints included in the Advisory Fee Waiver Agreement, which result in reduced advisory fee rates for most of the Funds in the ETF Trust when such a Fund's average annual net assets reach certain levels. The Board also considered the Adviser's explanation as to why these breakpoints appropriately reflect the Funds' economies of scale. In considering the asset levels of the Funds that have no breakpoints in the Advisory Fee Waiver Agreement with the Adviser, the Board considered the size of these Funds. Overall, the Board acknowledged that the assets under management in the Funds often increase and decrease significantly and suddenly, making stable economies of scale elusive. Referencing the report provided by the Consultant that examined the Adviser's approach to sharing economies of scale with the Funds, the Board noted that breakpoints are not ubiquitous in the fund industry, particularly among exchange-traded funds, and that many funds (including exchange-traded funds) that do have breakpoints in their advisory fee schedules do not achieve sufficient asset levels for the breakpoints to actually reduce the advisory fees charged.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a fee to the Adviser under the Management Services Agreement.

Conclusion. Based on, but not limited to, the above considerations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement with respect to each Fund.

DIREXION ANNUAL REPORT
170

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

New Fund Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Direxion Daily NVDA Bear 1X Shares at the May 18, 2022 meeting and the Direxion Daily NVDA Bull 1.5X Shares at the August 24, 2023 meeting, each a series of the Trust. Each series of the Trust listed above is referred to herein as a "Fund" and collectively as the "Funds." The Board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 Act, as amended (the "Independent Trustees"), unanimously approved the Agreement on behalf of the Funds. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services to be provided; (2) the projected profitability to the Adviser based upon its services to be provided to the Funds; (3) the extent to which economies of scale might be realized as the Funds grow; (4) whether fee levels reflect these economies of scale, if any, for the benefit of each Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits anticipated to be derived and identified by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided under the Agreement by the Adviser. Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about its personnel, operations and financial condition, the Board considered the quality of the services provided by the Adviser under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the New Funds, as well as the capacity and integrity of the Adviser's senior management and staff. The Board noted that the Adviser has provided services to the ETF Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the New Funds. The Board considered the Adviser's representation that it has the financial resources and appropriate staffing to manage the relevant New Funds and to meet its fee waiver and expense obligations thereto. The Board considered that the Adviser will oversee all aspects of the operation of the New Funds, including oversight of the New Funds' service providers, provide compliance services to the New Funds and serve as the Valuation Designee. The Board observed that because the New Funds have not commenced operations, they do not have any prior performance history. Under the totality of the circumstances, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the New Funds under the Agreement were fair and reasonable.

Costs of Services Provided to the New Funds and Profits Realized. The Board considered the fairness and reasonableness of the investment advisory fee rates to be paid to the Adviser by the New Funds in light of the investment advisory services to be provided by the Adviser. The Board considered the fees to be paid to the Adviser on an annual basis, including as limited by the Operating Expense Limitation Agreement. The Board considered that the proposed advisory fee rate and net expense ratio for the New Funds were similar to those of comparable exchange-traded funds and to those of similar series of the Trust.

The Board considered the overall profitability of the Adviser's investment business and, because the New Funds had not commenced operations and the Adviser had no profit data related to the New Funds, the Board considered the break-even analysis provided by the Adviser for the New Funds. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk. Based on these considerations, the Board determined that, in the exercise of its reasonable business judgment, in light of the costs of the services to be provided, any profits that may be realized under the Agreement were not excessive.

Economies of Scale. The Board considered whether economies of scale may be realized by the New Funds as they grow larger and the extent to which any such economies are reflected in contractual fee rates. The Board observed that the New Funds would be subject to the Advisory Fee Waiver Agreement, which could result in breakpoints being applied to their

DIREXION ANNUAL REPORT
171

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

advisory fee rate schedule at certain asset levels. Noting, however, that the New Funds had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the agreement.

Other Benefits. The Board considered the Adviser's representations that its relationship with the New Funds may enable it to attract assets to other funds. The Board also considered that the Adviser's overall business with brokerage firms may allow it to negotiate lower commission rates and get better execution for all of its portfolio trades. Based on these and other considerations, the Board determined that such benefits to the Adviser would likely not be material and, overall, would be reasonable.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

DIREXION ANNUAL REPORT
172

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Direxion Shares ETF Trust (the "Trust"), on behalf of each series of the Trust (the "Funds"), established a liquidity risk management program (the "Liquidity Program") to assess and manage each Fund's liquidity risk, which is the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund.

At its November 17, 2023 meeting, the Board of Trustees (the "Board") of the Trust reviewed the Liquidity Program. The Board has appointed Rafferty Asset Management, LLC, the investment advisor to the Funds, as the Liquidity Program administrator. At the meeting, Rafferty Asset Management, LLC provided the Board with a written report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program (the "Report"). The Report covered the period from November 1, 2022 through October 31, 2023 (the "Report Period"). The Report noted the following:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The Report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The Report stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks.

DIREXION ANNUAL REPORT
173

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 55	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	120	None.
Angela Brickl(2) Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2022	President, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	120	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
174

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	120	None.
Kathleen M. Berkery Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	120	None.
Carlyle Peake Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	120	None.
Mary Jo Collins Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020 – 2022; Director, Royal Bank of Canada, 2014 – 2020.	120	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
175

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 47	President	Since 2022
			President, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 42	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 50	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 34	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
176

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Alyssa Sherman Age: 34	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
177

ANNUAL REPORT OCTOBER 31, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxion.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	14
Expense Example (Unaudited)	54
Allocation of Portfolio Holdings (Unaudited)	57
Schedules of Investments	58
Statements of Assets and Liabilities	122
Statements of Operations	132
Statements of Changes in Net Assets	142
Financial Highlights	162
Notes to the Financial Statements	168
Report of Independent Registered Public Accounting Firm	206
Supplemental Information (Unaudited)	209
Board Review of Investment Advisory Agreement (Unaudited)	211
Board Review of Liquidity Risk Management Program (Unaudited)	215
Trustees and Officers (Unaudited)	216

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Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Shares ETF Trust exchange-traded funds (the "ETFs") covers the period from November 1, 2022 to October 31, 2023 (the "Annual Period").

Market Review:

The Annual Period was filled with ups and downs in the equity markets as inflation, the banking crisis, artificial intelligence (AI), and the housing market were top of mind for many investors. In November and December of 2022, many broad-based indices fell. However, 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than-expected consumer price index* (CPI) reading. Despite that, for the first half of 2023, both the NASDAQ-100® Index* and S&P 500® Index* finished up 39.4% and 16.95%, respectively. The winning streak came to an end in August, as both indices posted their first monthly decline since February and continued to fall in September and October. China effectively ended their zero-Covid policy in December, causing Chinese and Chinese-adjacent equities to rally. In early March, three regional banks collapsed, one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears in the banking sector, specifically smaller banks, bled into the following months. In May, NVIDIA Corporation delivered an outstanding earnings report centered around AI, and its market value rose more in one day than any stock in history. AI has come into focus as a market catalyst, and many AI-related names experienced higher trading volumes, although interest in the space slowed down towards the end of the Annual Period. By the end of the Annual Period, the housing market led headlines, as mortgage rates reached levels not seen since 2000, causing a reduction in housing prices in some locations. October marked the third consecutive month of falling median home prices. Aside from affecting market sentiment, equities in construction, real estate development, and other related industries were especially impacted. The Annual Period began and ended with recessionary fears and uncertainty surrounding the market environment, although inflation began to moderate.

All eyes were on the Federal Reserve during the Annual Period as they attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in the red. Aside from a few exceptions, short-term yields tended to be higher than long-term yields, which is atypical and causes an inverted yield curve. Inflation started to come down in January, and the Federal Reserve reduced the rate hike on February 1st to 25 basis points* from the 50 or 75 basis point hikes in 2022. Rate hikes paused in June and resumed in July at 25 basis points. In terms of inflation, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. Although inflation has been sticky for much of the Annual Period, it is starting to come down and the Federal Reserve maintains the inflation target remains at 2%. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. In early August, U.S. long-term debt was downgraded by Fitch, moving Treasury yields higher. In both the September and October Federal Open Market Committee meetings, the Federal Reserve left rates unchanged, but made no mention of cutting rates. Additionally, in response to the growing federal deficit, the U.S. Treasury issued more bonds throughout the last few months of the Annual Period. Bond yields ended the Annual Period at multi-year highs.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the

DIREXION ANNUAL REPORT

risks associated with shorting and/or the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs"), attempt to provide investment results that correlate to 300%, before fees and expenses, of the daily performance of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs"), attempt to provide investment results that correlate to -300%, before fees and expenses, of the daily performance of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the daily performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return

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of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares seeks to provide 300% of the daily return of the S&P MidCap 400® Index. The S&P MidCap 400® Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 400 mid-sized companies in the United States. For the Annual Period, the S&P MidCap 400® Index returned -1.06%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Mid Cap Bull 3X Shares returned -22.31%, while the model indicated an expected return of -12.53%.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 10.14%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 10.54%, while the model indicated an expected return of 24.46%. The Direxion Daily S&P 500® Bear 3X Shares returned -22.66%, while the model indicated an expected return of -35.35%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned -8.56%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares

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returned -39.82%, while the model indicated an expected return of -32.36%. The Direxion Daily Small Cap Bear 3X Shares returned 21.75%, while the model indicated an expected return of 2.14%.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Annual Period, the FTSE China 50 Index returned 26.18%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned 28.74%, while the model indicated an expected return of 45.71%. The Direxion Daily FTSE China Bear 3X Shares returned -67.40%, while the model indicated an expected return of -72.73%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Annual Period, the FTSE Developed Europe All Cap Index returned 15.44%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily FTSE Europe Bull 3X Shares returned 27.29%, while the model indicated an expected return of 43.20%.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to represent the performance of large-and mid-capitalizations securities across 24 emerging markets countries. For the Annual Period, the MSCI Emerging Market IndexSM returned 10.80% return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned 7.70%, while the model indicated an expected return of 21.56%. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -24.78%, while the model indicated an expected return of -36.70%.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Annual Period, the MSCI Mexico IMI 25/50 Index returned 12.18%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI Mexico Bull 3X Shares returned 8.49%, while the model indicated an expected return of 21.62%.

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Annual Period, the MSCI Korea 25/50 Index returned 7.66%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI South Korea Bull 3X Shares returned -7.30%, while the model indicated an expected return of 4.74%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and

DIREXION ANNUAL REPORT

distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned 3.77%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Aerospace & Defense Bull 3X Shares returned -8.70% for the same period, while the model indicated an expected return of 3.04%.

The Direxion Daily Consumer Discretionary Bull 3X Shares seeks to provide 300% of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. For the Annual Period, the Consumer Discretionary Select Sector Index returned 6.70%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Consumer Discretionary Bull 3X Shares returned -7.37% for the same period, while the model indicated an expected return of 4.52%.

The Direxion Daily Dow Jones Internet Bull 3X Shares and the Direxion Daily Dow Jones Internet Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Dow Jones Internet Composite Index. The Dow Jones Internet Composite Index includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. For the Annual Period, the Dow Jones Internet Composite Index returned 19.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Dow Jones Internet Bull 3X Shares returned 19.70%, while the model indicated an expected return of 34.35%. The Direxion Daily Dow Jones Internet Bear 3X Shares returned -57.09%, while the model indicated an expected return of -63.94%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Financial Select Sector Index. The Financial Select Sector Index is provided by S&P Dow Jones Indices and includes securities of companies from the following industries: Banks; Thrifts & Mortgage Finance; Diversified Financial Services; Consumer Finance; Capital Markets; Insurance; and Mortgage Real Estate Investment Trusts (REITs). For the Annual Period, the Financial Select Sector Index returned -2.69%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned -25.79%, while the model indicated an expected return of -14.02%. The Direxion Daily Financial Bear 3X Shares returned 8.57%, while the model indicated an expected return of -14.57%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Annual Period, the Health Care Select Sector Index returned -4.56%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Healthcare Bull 3X Shares returned -26.23%, while the model indicated an expected return of -16.84%.

The Direxion Daily Homebuilders & Supplies Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Annual Period, the Dow Jones U.S.

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Select Home Construction Index returned 32.28%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Homebuilders & Supplies Bull 3X Shares 68.45%, while the model indicated an expected return of 89.75%.

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. For the Annual Period, the Industrials Select Sector Index returned 6.17%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Industrials Bull 3X Shares returned -1.42%, while the model indicated an expected return of 10.99%.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the S&P Pharmaceuticals Select Industry Index. The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. For the Annual Period, the S&P Pharmaceuticals Select Industry Index returned -14.15%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned -48.91%, while the model indicated an expected return of -42.36%.

The Direxion Daily Real Estate Bull 3X Shares and the Direxion Daily Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Real Estate Select Sector Index. The Real Estate Select Sector Index is provided by S&P Dow Jones Indices and includes securities of companies from the following industries: real estate management and development and real estate investment trusts ("REITs"), excluding mortgage REITs. For the Annual Period, the Real Estate Select Sector Index returned -6.49%. Given the daily investment objectives of the Real Estate ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Real Estate ETFs. The Direxion Daily Real Estate Bull 3X Shares returned -36.09%, while the model indicated an expected return of -28.33%. The Direxion Daily Real Estate Bear 3X Shares returned 10.65%, while the model indicated an expected return of -6.76%.

The Direxion Daily Regional Banks Bull 3X Shares seeks to provide 300% of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Annual Period, the S&P Regional Banks Select Industry Index returned -35.72%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Regional Banks Bull 3X Shares returned -84.66%, while the model indicated an expected return of -82.04%.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Annual Period, the S&P Retail Select Industry Index returned -4.72%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Retail Bull 3X Shares returned -36.13%, while the model indicated an expected return of -28.10%.

The Direxion Daily S&P 500® High Beta Bull 3X Shares and the Direxion Daily S&P 500® High Beta Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® High Beta Index. The S&P 500® High Beta Index selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements,

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or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. For the Annual Period, the S&P 500® High Beta Index returned 3.95%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® High Beta Bull 3X Shares returned -17.09%, while the model indicated an expected return of -39.28%. The Direxion Daily S&P 500® High Beta Bear 3X Shares returned -28.08%, while the model indicated an expected return of -6.44%.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Annual Period, the S&P Biotechnology Select Industry Index returned -19.17%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned -63.28%, while the model indicated an expected return of -58.65%. The Direxion Daily S&P Biotech Bear 3X Shares returned 37.08%, while the model indicated an expected return of 14.79%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE Semiconductor Index. The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. For the Annual Period, the ICE Semiconductor Index returned 37.51%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 69.26%, while the model indicated an expected return of 91.31%. The Direxion Daily Semiconductor Bear 3X Shares returned -76.38%, while the model indicated an expected return of -80.28%. Effective November 3, 2023, the name of the underlying index for the Direxion Daily Semiconductor Bull 3X Shares and Direxion Daily Semiconductor Bear 3X Shares was changed to the NYSE Semiconductor Index.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services; and office electronics. For the Annual Period, the Technology Select Sector Index returned 29.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 65.90%, while the model indicated an expected return of 87.16%. The Direxion Daily Technology Bear 3X Shares returned -60.23%, while the model indicated an expected return of -66.70%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the S&P Transportation Select Industry FMC Capped Index. The S&P Transportation Select Industry FMC Capped Index is provided by S&P Dow Jones Indices and is designed to measure stocks in the S&P Total Market Index that are included in the GICS transportation sub-industry For the Annual Period, the S&P Transportation Select Industry FMC Capped Index returned 4.46%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Transportation Bull 3X Shares returned -11.24%, while the model indicated an expected return of -2.10%.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Annual Period, the Utilities Select Sector Index returned -7.72%. Given the daily

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investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Utilities Bull 3X Shares returned -36.82%, while the model indicated an expected return of -28.80%.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned -2.38%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned -18.77%, while the model indicated an expected return of -9.69%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned 19.45%, while the model indicated and an expected return of 2.30%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned -9.93%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned -41.97%, while the model indicated an expected return of -34.27%. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned 33.09%, while the model indicated an expected return of 12.64%.

Index Volatility:

For equities, the Annual Period started off very volatile but stabilized slightly throughout the year. The VIX index, a measure of volatility and market sentiment, reached an Annual Period-high of 30.81 on March 13, 2023, but ended the period at 18.14 on October 31, 2023. For bonds, the Federal Reserve's rate hiking cycle has led to much higher-than-normal volatility across the fixed income market and was even higher than most stocks by the end of the Annual Period. Although stock and bond volatility are historically closely aligned, the Annual Period ended with a divergence between the two, causing confusion for some investors.

Index	Return	Volatility
S&P Mid Cap 400® Index	-1.06%	18.54%
S&P 500® Index	10.14%	15.51%
Russell 2000® Index	-8.56%	20.29%
FTSE China 50 Index	26.18%	31.77%
FTSE Developed Europe All Cap Index	15.44%	17.23%
MSCI Emerging Markets IndexSM	10.80%	17.10%
MSCI Mexico IMI 25/50 Index	12.18%	20.80%
MSCI Korea 25/50 Index	7.66%	23.61%
Dow Jones U.S. Select Aerospace & Defense Index	3.77%	16.51%
Consumer Discretionary Select Sector Index	6.70%	22.55%
Dow Jones Internet Composite Index	19.26%	28.15%
Financials Select Sector Index	-2.69%	17.56%
Health Care Select Sector Index	-4.56%	12.21%

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Index	Return	Volatility
Dow Jones U.S. Select Home Construction Index	32.28%	26.00%
Industrials Select Sector Index	6.17%	15.91%
S&P Pharmaceuticals Select Industry Index	-14.15%	17.62%
Real Estate Select Sector Index	-6.49%	21.11%
S&P Regional Banks Select Industry Index	-35.72%	35.47%
S&P Retail Select Industry Index	-4.72%	24.97%
S&P 500® High Beta Index	3.95%	24.94%
S&P Biotechnology Select Industry Index	-19.17%	28.69%
ICE Semiconductor Index	37.51%	32.46%
Technology Select Sector Index	29.62%	22.71%
S&P Transportation Select Industry FMC Capped Index	4.46%	21.40%
Utilities Select Sector Index	-7.72%	18.16%
ICE U.S. Treasury 7-10 Year Bond Index	-2.38%	9.08%
ICE U.S. Treasury 20+ Year Bond Index	-9.93%	17.74%

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

*Basis Point: One hundredth of 1 percentage point.

*Consumer Price Index (CPI): CPI measures the monthly change in prices paid by U.S. consumers.

S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

NASDAQ-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

Leveraged and Inverse ETFs pursue daily leveraged investment objectives which means they are riskier than alternatives which do not use leverage. They seek daily goals and should not be expected to track the underlying index over periods longer than one day. They are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk and who actively manage their investments.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the

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performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to; provide returns which are a multiple of the return of their respective underlying index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of October 31, 2023, and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Mid Cap Bull 3X Shares (NAV)	-22.31%	7.67%	-5.49%	5.54%
Direxion Daily Mid Cap Bull 3X Shares (Market Price)	-22.27%	7.75%	-5.41%	5.55%
S&P Mid Cap 400® Index	-1.06%	9.23%	7.03%	7.95%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily S&P 500® Bull 3X Shares (NAV)	10.54%	15.05%	11.60%	19.02%
Direxion Daily S&P 500® Bull 3X Shares (Market Price)	10.42%	14.98%	11.59%	18.99%
S&P 500® Index	10.14%	10.36%	11.01%	11.18%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily S&P 500® Bear 3X Shares (NAV)	-22.66%	-34.02%	-41.45%	-37.56%
Direxion Daily S&P 500® Bear 3X Shares (Market Price)	-22.74%	-34.01%	-41.47%	-37.56%
S&P 500® Index	10.14%	10.36%	11.01%	11.18%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Small Cap Bull 3X Shares (NAV)	-39.82%	-10.38%	-17.75%	-3.32%
Direxion Daily Small Cap Bull 3X Shares (Market Price)	-39.95%	-10.52%	-17.77%	-3.32%
Russell 2000® Index	-8.56%	3.95%	3.31%	5.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Small Cap Bear 3X Shares (NAV)	21.75%	-31.86%	-38.70%	-35.68%
Direxion Daily Small Cap Bear 3X Shares (Market Price)	21.88%	-31.79%	-38.70%	-35.68%
Russell 2000® Index	-8.56%	3.95%	3.31%	5.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily FTSE China Bull 3X Shares (NAV)	28.74%	-57.41%	-40.55%	-26.66%
Direxion Daily FTSE China Bull 3X Shares (Market Price)	28.72%	-57.36%	-40.48%	-26.64%
FTSE China 50 Index	26.18%	-14.27%	-5.46%	-0.88%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.47%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.
DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily FTSE China Bear 3X Shares (NAV)	-67.40%	-15.90%	-29.17%	-31.62%
Direxion Daily FTSE China Bear 3X Shares (Market Price)	-67.49%	-15.94%	-29.26%	-31.64%
FTSE China 50 Index	26.18%	-14.27%	-5.46%	-0.88%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Performance Summary (Unaudited)

January 22, 20141 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE Europe Bull 3X Shares (NAV)	27.29%	4.80%	-6.97%	-8.09%
Direxion Daily FTSE Europe Bull 3X Shares (Market Price)	27.41%	5.11%	-6.93%	-8.06%
FTSE Developed Europe All Cap Index	15.44%	7.43%	4.69%	2.87%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large, mid, and small cap companies in developed markets in Europe. The performance of FTSE Developed Europe All Cap Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Emerging Markets Bull 3X Shares (NAV)	7.70%	-26.93%	-17.52%	-14.79%
Direxion Daily MSCI Emerging Markets Bull 3X Shares (Market Price)	7.42%	-26.81%	-17.57%	-14.81%
MSCI Emerging Markets IndexSM	10.80%	-3.67%	1.59%	1.19%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.21%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Emerging Markets Bear 3X Shares (NAV)	-24.78%	-2.97%	-24.34%	-22.35%
Direxion Daily MSCI Emerging Markets Bear 3X Shares (Market Price)	-24.73%	-2.98%	-24.33%	-22.34%
MSCI Emerging Markets IndexSM	10.80%	-3.67%	1.59%	1.19%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.20%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Mexico Bull 3X Shares (NAV)	8.49%	44.31%	-5.20%	-15.42%
Direxion Daily MSCI Mexico Bull 3X Shares (Market Price)	8.25%	44.74%	-5.27%	-15.46%
MSCI Mexico IMI 25/50 Index	12.18%	20.78%	8.36%	3.53%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.34%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large, mid, and small capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The Index consists of stocks traded primarily on the Mexican Stock Market. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI South Korea Bull 3X Shares (NAV)	-7.30%	-30.45%	-25.09%	-19.71%
Direxion Daily MSCI South Korea Bull 3X Shares (Market Price)	-6.92%	-30.31%	-25.06%	-19.72%
MSCI Korea 25/50 Index	7.66%	-3.68%	0.78%	0.53%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.37%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Aerospace & Defense Bull 3X Shares (NAV)	-8.70%	24.00%	-16.40%	-5.29%
Direxion Daily Aerospace & Defense Bull 3X Shares (Market Price)	-8.60%	23.92%	-16.43%	-5.32%
Dow Jones U.S. Select Aerospace & Defense Index	3.77%	14.78%	4.35%	7.29%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.97%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The Dow Jones U.S. Select Aerospace & Defense Index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The Index Provider selects the stocks comprising the Index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Performance Summary (Unaudited)

November 29, 20181 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	Since Inception
Direxion Daily Consumer Discretionary Bull 3X Shares (NAV)	-7.37%	-15.57%	-2.60%
Direxion Daily Consumer Discretionary Bull 3X Shares (Market Price)	-7.63%	-15.51%	-2.60%
Consumer Discretionary Select Sector Index	6.70%	2.98%	8.47%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.06%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	Since Inception
Direxion Daily Dow Jones Internet Bull 3X Shares (NAV)	19.70%	-41.67%	-22.54%
Direxion Daily Dow Jones Internet Bull 3X Shares (Market Price)	19.23%	-41.69%	-22.56%
Dow Jones Internet Composite Index	19.26%	-5.99%	3.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Internet Composite Index is provided by S&P Dow Jones Indices and includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	Since Inception
Direxion Daily Dow Jones Internet Bear 3X Shares (NAV)	-57.09%	-28.15%	-49.47%
Direxion Daily Dow Jones Internet Bear 3X Shares (Market Price)	-57.15%	-28.36%	-49.48%
Dow Jones Internet Composite Index	19.26%	-5.99%	3.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Internet Composite Index is provided by S&P Dow Jones Indices and includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Financial Bull 3X Shares (NAV)	-25.79%	18.13%	-0.73%	11.63%
Direxion Daily Financial Bull 3X Shares (Market Price)	-25.82%	18.15%	-0.71%	11.61%
Financial Select Sector Index	-2.69%	12.92%	6.54%	9.06%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.96%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Financial Select Sector Index is provided by S&P Dow Jones Indices and includes securities of companies from the following industries: Banks; Thrifts & Mortgage Finance; Diversified Financial Services; Consumer Finance; Capital Markets; Insurance; and Mortgage Real Estate Investment Trusts (REITs). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Financial Bear 3X Shares (NAV)	8.57%	-42.65%	-44.99%	-40.69%
Direxion Daily Financial Bear 3X Shares (Market Price)	8.68%	-42.59%	-45.01%	-40.68%
Financial Select Sector Index	-2.69%	12.92%	6.54%	9.06%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The Financial Select Sector Index is provided by S&P Dow Jones Indices and includes securities of companies from the following industries: Banks; Thrifts & Mortgage Finance; Diversified Financial Services; Consumer Finance; Capital Markets; Insurance; and Mortgage Real Estate Investment Trusts (REITs). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Healthcare Bull 3X Shares (NAV)	-26.23%	13.12%	9.01%	18.67%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	-26.35%	13.02%	8.98%	18.59%
Health Care Select Sector Index	-4.56%	8.79%	9.01%	10.90%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAV)	68.45%	3.74%	9.43%	1.47%
Direxion Daily Homebuilders & Supplies Bull 3X Shares (Market Price)	68.45%	3.82%	9.46%	1.47%
Dow Jones U.S. Select Home Construction Index	32.28%	13.50%	19.99%	12.78%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.98%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Industrials Bull 3X Shares (NAV)	-1.42%	15.96%	2.44%	2.80%
Direxion Daily Industrials Bull 3X Shares (Market Price)	-1.47%	15.98%	2.38%	2.80%
Industrials Select Sector Index	6.17%	10.87%	9.12%	8.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense; industry conglomerates; and machinery. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Performance Summary (Unaudited)

November 15, 20171 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (NAV)	-48.91%	-30.88%	-27.67%	-22.98%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (Market Price)	-48.79%	-30.68%	-27.60%	-22.91%
S&P Pharmaceuticals Select Industry Index	-14.15%	-5.71%	-2.74%	-1.39%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Real Estate Bull 3X Shares (NAV)	-36.09%	-9.25%	-18.11%	-4.01%
Direxion Daily Real Estate Bull 3X Shares (Market Price)	-36.11%	-9.27%	-18.25%	-4.10%
Real Estate Select Sector Index	-6.49%	2.54%	4.17%	6.38%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Real Estate Select Sector Index is provided by S&P Dow Jones Indices (the "Index Provider") and includes securities of companies from the following industries: real estate management and development and real estate investment trusts ("REITs"), excluding mortgage REITs. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Real Estate Bear 3X Shares (NAV)	10.65%	-24.06%	-32.89%	-31.06%
Direxion Daily Real Estate Bear 3X Shares (Market Price)	10.43%	-24.00%	-32.86%	-31.04%
Real Estate Select Sector Index	-6.49%	2.54%	4.17%	6.38%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.15%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Real Estate Select Sector Index is provided by S&P Dow Jones Indices (the "Index Provider") and includes securities of companies from the following industries: real estate management and development and real estate investment trusts ("REITs"), excluding mortgage REITs. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Regional Banks Bull 3X Shares (NAV)	-84.66%	-29.21%	-45.33%	-28.85%
Direxion Daily Regional Banks Bull 3X Shares (Market Price)	-84.68%	-29.22%	-45.38%	-28.86%
S&P Regional Banks Select Industry Index	-35.72%	1.78%	-3.03%	1.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.93%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Retail Bull 3X Shares (NAV)	-36.13%	-15.14%	-18.26%	-2.46%
Direxion Daily Retail Bull 3X Shares (Market Price)	-36.02%	-14.77%	-18.23%	-2.51%
S&P Retail Select Industry® Index	-4.72%	7.45%	6.16%	4.93%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) retail sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	Since Inception
Direxion Daily S&P 500® High Beta Bull 3X Shares (NAV)	-17.09%	13.61%	-12.05%
Direxion Daily S&P 500® High Beta Bull 3X Shares (Market Price)	-17.38%	13.44%	-12.10%
S&P 500® High Beta Index	3.95%	16.31%	12.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® High Beta Index is provided by S&P Dow Jones Indices (the "Index Provider"). The Index Provider selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Performance Summary (Unaudited)

November 7, 20191 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	Since Inception
Direxion Daily S&P 500® High Beta Bear 3X Shares (NAV)	-28.08%	-60.55%	-66.74%
Direxion Daily S&P 500® High Beta Bear 3X Shares (Market Price)	-28.33%	-60.59%	-66.75%
S&P 500® High Beta Index	3.95%	16.31%	12.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® High Beta Index is provided by S&P Dow Jones Indices (the "Index Provider"). The Index Provider selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Biotech Bull 3X Shares (NAV)	-63.28%	-62.94%	-43.90%	-38.25%
Direxion Daily S&P Biotech Bull 3X Shares (Market Price)	-63.37%	-62.99%	-43.90%	-38.25%
S&P Biotechnology Select Industry Index	-19.17%	-16.00%	-3.35%	-1.87%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P Biotech Bear 3X Shares (NAV)	37.08%	-20.25%	-48.58%	-48.80%
Direxion Daily S&P Biotech Bear 3X Shares (Market Price)	36.93%	-20.13%	-48.61%	-48.80%
S&P Biotechnology Select Industry Index	-19.17%	-16.00%	-3.35%	-1.87%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Semiconductor Bull 3X Shares (NAV)	69.26%	-3.02%	17.95%	32.37%
Direxion Daily Semiconductor Bull 3X Shares (Market Price)	68.61%	-3.05%	17.93%	32.36%
ICE Semiconductor Index	37.51%	14.96%	23.48%	21.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.94%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. Semiconductor companies are defined as those classified within the Semiconductors Industry of the ICE Uniform Sector Classification schema. This includes companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. This also includes companies that provide services or equipment associated with semiconductors such as packaging and testing. The Index is rebalanced quarterly and reconstituted annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Semiconductor Bear 3X Shares (NAV)	-76.38%	-66.53%	-75.43%	-67.74%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	-76.34%	-66.49%	-75.43%	-67.74%
ICE Semiconductor Index	37.51%	14.96%	23.48%	21.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the thirty largest U.S. listed semiconductor companies. Semiconductor companies are defined as those classified within the Semiconductors Industry of the ICE Uniform Sector Classification schema. This includes companies that either manufacture materials that have electrical conductivity (semiconductors) to be used in electronic applications or utilize LED and OLED technology. This also includes companies that provide services or equipment associated with semiconductors such as packaging and testing. The Index is rebalanced quarterly and reconstituted annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Technology Bull 3X Shares (NAV)	65.90%	18.89%	28.07%	36.82%
Direxion Daily Technology Bull 3X Shares (Market Price)	65.61%	18.74%	28.08%	36.77%
Technology Select Sector Index	29.62%	15.10%	20.24%	19.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.97%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Technology Bear 3X Shares (NAV)	-60.23%	-51.66%	-62.24%	-55.13%
Direxion Daily Technology Bear 3X Shares (Market Price)	-60.20%	-51.64%	-62.26%	-55.11%
Technology Select Sector Index	29.62%	15.10%	20.24%	19.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Transportation Bull 3X Shares (NAV)	-11.24%	2.83%	-5.93%	-2.00%
Direxion Daily Transportation Bull 3X Shares (Market Price)	-11.03%	2.84%	-5.90%	-2.06%
S&P Transportation Select Industry FMC Capped Index	4.46%	5.83%	5.94%	6.79%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Transportation Select Industry FMC Capped Index (SPTSCUT) is provided by S&P Dow Jones Indices and is designed to measure stocks in the S&P Total Market Index that are included in the GICS transportation sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Utilities Bull 3X Shares (NAV)	-36.82%	-10.81%	-6.01%	-2.76%
Direxion Daily Utilities Bull 3X Shares (Market Price)	-36.82%	-10.61%	-6.13%	-2.87%
Utilities Select Sector Index	-7.72%	1.67%	5.52%	5.75%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Utilities Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: electric utilities, multi-utilities, water utilities, independent power producers and energy trades, and gas utilities. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Utilities Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   Commencement of operations.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	-18.77%	-26.88%	-7.83%	-3.03%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market Price)	-18.52%	-26.82%	-7.77%	-3.00%
ICE U.S. Treasury 7-10 Year Bond Index	-2.38%	-7.71%	-0.47%	0.54%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.19%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	19.45%	27.97%	2.20%	-3.17%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market Price)	19.43%	27.99%	2.18%	-3.18%
ICE U.S. Treasury 7-10 Year Bond Index	-2.38%	-7.71%	-0.47%	0.54%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	-41.97%	-51.13%	-23.04%	-10.18%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market Price)	-41.28%	-51.06%	-22.97%	-10.14%
ICE U.S. Treasury 20+ Year Bond Index	-9.93%	-17.34%	-3.76%	-0.05%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.06%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	33.09%	56.05%	-1.07%	-10.34%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market Price)	32.23%	55.97%	-1.10%	-10.35%
ICE U.S. Treasury 20+ Year Bond Index	-9.93%	-17.34%	-3.76%	-0.05%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.01%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses).The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2023

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2023 to October 31, 2023).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2023 to October 31, 2023" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2023

	Annualized Expense Ratio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	1.23%	$1,000.00	$795.30	$5.57
Based on hypothetical 5% return	1.23%	1,000.00	1,019.00	6.26
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	1.53%	1,000.00	956.60	7.55
Based on hypothetical 5% return	1.53%	1,000.00	1,017.49	7.78
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	1.03%	1,000.00	1,016.60	5.24
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	1.28%	1,000.00	761.90	5.68
Based on hypothetical 5% return	1.28%	1,000.00	1,018.75	6.51
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	1.43%	1,000.00	1,182.60	7.87
Based on hypothetical 5% return	1.43%	1,000.00	1,018.00	7.27

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2023

	Annualized Expense Ratio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	1.03%	$1,000.00	$618.00	$4.20
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	1.63%	1,000.00	1,172.60	8.93
Based on hypothetical 5% return	1.63%	1,000.00	1,016.99	8.29
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	1.81%	1,000.00	673.30	7.63
Based on hypothetical 5% return	1.81%	1,000.00	1,016.08	9.20
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	1.12%	1,000.00	764.40	4.98
Based on hypothetical 5% return	1.12%	1,000.00	1,019.56	5.70
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	1.35%	1,000.00	1,215.90	7.54
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	2.57%	1,000.00	658.00	10.74
Based on hypothetical 5% return	2.57%	1,000.00	1,012.25	13.03
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	1.37%	1,000.00	656.40	5.72
Based on hypothetical 5% return	1.37%	1,000.00	1,018.30	6.97
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	1.13%	1,000.00	823.50	5.19
Based on hypothetical 5% return	1.13%	1,000.00	1,019.51	5.75
Direxion Daily Consumer Discretionary Bull 3X Shares
Based on actual fund return	1.72%	1,000.00	980.80	8.59
Based on hypothetical 5% return	1.72%	1,000.00	1,016.53	8.74
Direxion Daily Dow Jones Internet Bull 3X Shares
Based on actual fund return	2.11%	1,000.00	1,093.80	11.14
Based on hypothetical 5% return	2.11%	1,000.00	1,014.57	10.71
Direxion Daily Dow Jones Internet Bear 3X Shares
Based on actual fund return	1.02%	1,000.00	770.80	4.55
Based on hypothetical 5% return	1.02%	1,000.00	1,020.06	5.19
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	866.80	5.03
Based on hypothetical 5% return	1.07%	1,000.00	1,019.81	5.45
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	1.52%	1,000.00	1,093.00	8.02
Based on hypothetical 5% return	1.52%	1,000.00	1,017.54	7.73
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	768.70	4.32
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	2.57%	1,000.00	800.30	11.66
Based on hypothetical 5% return	2.57%	1,000.00	1,012.25	13.03
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	1.36%	1,000.00	891.40	6.48
Based on hypothetical 5% return	1.36%	1,000.00	1,018.35	6.92
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	570.20	4.16
Based on hypothetical 5% return	1.05%	1,000.00	1,019.91	5.35
Direxion Daily Real Estate Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	639.20	4.30
Based on hypothetical 5% return	1.04%	1,000.00	1,019.96	5.30

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2023

	Annualized Expense Ratio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*
Direxion Daily Real Estate Bear 3X Shares
Based on actual fund return	1.61%	$1,000.00	$1,414.60	$9.80
Based on hypothetical 5% return	1.61%	1,000.00	1,017.09	8.19
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	1.51%	1,000.00	662.10	6.33
Based on hypothetical 5% return	1.51%	1,000.00	1,017.59	7.68
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.18%	1,000.00	785.00	5.31
Based on hypothetical 5% return	1.18%	1,000.00	1,019.26	6.01
Direxion Daily S&P 500® High Beta Bull 3X Shares
Based on actual fund return	1.47%	1,000.00	785.10	6.61
Based on hypothetical 5% return	1.47%	1,000.00	1,017.79	7.48
Direxion Daily S&P 500® High Beta Bear 3X Shares
Based on actual fund return	1.39%	1,000.00	1,111.30	7.40
Based on hypothetical 5% return	1.39%	1,000.00	1,018.20	7.07
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	1.29%	1,000.00	487.40	4.84
Based on hypothetical 5% return	1.29%	1,000.00	1,018.70	6.56
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	1.80%	1,000.00	1,611.40	11.85
Based on hypothetical 5% return	1.80%	1,000.00	1,016.13	9.15
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.66%	1,000.00	1,048.30	8.57
Based on hypothetical 5% return	1.66%	1,000.00	1,016.84	8.44
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	1.10%	1,000.00	681.20	4.66
Based on hypothetical 5% return	1.10%	1,000.00	1,019.66	5.60
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	2.07%	1,000.00	1,162.00	11.28
Based on hypothetical 5% return	2.07%	1,000.00	1,014.77	10.51
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	1.02%	1,000.00	763.90	4.53
Based on hypothetical 5% return	1.02%	1,000.00	1,020.06	5.19
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	1.29%	1,000.00	865.90	6.07
Based on hypothetical 5% return	1.29%	1,000.00	1,018.70	6.56
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	609.40	4.22
Based on hypothetical 5% return	1.04%	1,000.00	1,019.96	5.30
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	708.10	4.22
Based on hypothetical 5% return	0.98%	1,000.00	1,020.26	4.99
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	1.35%	1,000.00	1,411.30	8.21
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.91%	1,000.00	455.30	3.34
Based on hypothetical 5% return	0.91%	1,000.00	1,020.62	4.63
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	1.68%	1,000.00	1,969.00	12.57
Based on hypothetical 5% return	1.68%	1,000.00	1,016.74	8.54

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2023 to October 31, 2023), then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

October 31, 2023

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	41%	—	73%	(14)%	100%
Direxion Daily S&P 500® Bull 3X Shares	34%	65%	—	1%	100%
Direxion Daily S&P 500® Bear 3X Shares	84%	—	—	16%	100%
Direxion Daily Small Cap Bull 3X Shares	49%	—	68%	(17)%	100%
Direxion Daily Small Cap Bear 3X Shares	76%	—	—	24%	100%
Direxion Daily FTSE China Bull 3X Shares	43%	—	75%	(18)%	100%
Direxion Daily FTSE China Bear 3X Shares	82%	—	—	18%	100%
Direxion Daily FTSE Europe Bull 3X Shares	50%	—	54%	(4)%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	123%	—	3%	(26)%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	83%	—	—	17%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	53%	—	51%	(4)%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	77%	—	52%	(29)%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	26%	73%	—	1%	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	37%	78%	—	(15)%	100%
Direxion Daily Dow Jones Internet Bull 3X Shares	12%	73%	—	15%	100%
Direxion Daily Dow Jones Internet Bear 3X Shares	96%	—	—	4%	100%
Direxion Daily Financial Bull 3X Shares	36%	75%	—	(11)%	100%
Direxion Daily Financial Bear 3X Shares	81%	—	—	19%	100%
Direxion Daily Healthcare Bull 3X Shares	38%	81%	—	(19)%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	18%	64%	—	18%	100%
Direxion Daily Industrials Bull 3X Shares	35%	72%	—	(7)%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	62%	78%	—	(40)%	100%
Direxion Daily Real Estate Bull 3X Shares	53%	74%	—	(27)%	100%
Direxion Daily Real Estate Bear 3X Shares	74%	—	—	26%	100%
Direxion Daily Regional Banks Bull 3X Shares	37%	68%	—	(5)%	100%
Direxion Daily Retail Bull 3X Shares	35%	74%	—	(9)%	100%
Direxion Daily S&P 500® High Beta Bull 3X Shares	36%	84%	—	(20)%	100%
Direxion Daily S&P 500® High Beta Bear 3X Shares	70%	—	—	30%	100%
Direxion Daily S&P Biotech Bull 3X Shares	63%	71%	—	(34)%	100%
Direxion Daily S&P Biotech Bear 3X Shares	64%	—	—	36%	100%
Direxion Daily Semiconductor Bull 3X Shares	25%	79%	—	(4)%	100%
Direxion Daily Semiconductor Bear 3X Shares	67%	—	—	33%	100%
Direxion Daily Technology Bull 3X Shares	21%	78%	—	1%	100%
Direxion Daily Technology Bear 3X Shares	95%	—	—	5%	100%
Direxion Daily Transportation Bull 3X Shares	53%	70%	—	(23)%	100%
Direxion Daily Utilities Bull 3X Shares	38%	69%	—	(7)%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	45%	—	71%	(16)%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	77%	—	—	23%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	56%	—	68%	(24)%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	85%	—	—	15%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 73.1%
122,692	iShares Core S&P Mid-Cap ETF (a)	$28,955,312
	TOTAL INVESTMENT COMPANIES (Cost $30,997,681)	$28,955,312
SHORT TERM INVESTMENTS - 37.3%
Money Market Funds - 37.3%
7,660,834	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$7,660,834
7,088,820	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	7,088,820
	TOTAL SHORT TERM INVESTMENTS (Cost $14,749,654)	$14,749,654
	TOTAL INVESTMENTS (Cost $45,747,335) - 110.4% (c)	$43,704,966
	Liabilities in Excess of Other Assets - (10.4)%	(4,131,733)
	TOTAL NET ASSETS - 100.0%	$39,573,233

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $35,954,229.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P MidCap 400® Index	5.9600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	5,621	$13,963,307	$(1,034,847)
Total return of S&P MidCap 400® Index	5.7900% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	12,214	30,047,975	(1,690,547)
Total return of S&P MidCap 400® Index	5.8500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	6,210	15,161,786	(670,175)
Total return of S&P MidCap 400® Index	5.7100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	13,890	34,210,859	(2,177,781)
					$93,383,927	$(5,573,350)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 64.9%
Accommodation - 0.3%
20,639	Airbnb, Inc. (a)	$2,441,387
10,437	Caesars Entertainment Inc. (a)	416,332
12,690	Hilton Worldwide Holdings, Inc.	1,922,916
34,494	Host Hotels & Resorts, Inc.	533,967
15,947	Las Vegas Sands Corp.	756,845
12,165	Marriott International, Inc. Class A	2,293,832
13,644	MGM Resorts International	476,449
		8,841,728
Administrative and Support Services - 1.6%
4,253	Allegion PLC ADR (Ireland)	418,325
71,265	Amcor PLC ADR (United Kingdom)	633,546
19,957	Automatic Data Processing, Inc.	4,355,017
1,684	Booking Holdings, Inc. (a)	4,697,619
5,724	Broadridge Financial Solutions, Inc.	976,743
5,964	Equifax, Inc.	1,011,315
1,849	FactSet Research System, Inc.	798,565
3,589	FleetCor Technologies, Inc. (a)	808,135
3,825	Gartner, Inc. (a)	1,270,053
14,108	Iron Mountain, Inc.	833,360
6,866	Live Nation Entertainment, Inc. (a)	549,417
7,638	Moody's Corp.	2,352,504
5,193	Robert Half International, Inc.	388,281
13,648	Rollins, Inc.	513,301
11,418	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	967,447
77,830	Visa, Inc. Class A	18,297,833
17,870	Waste Management, Inc.	2,936,577
		41,808,038
Air Transportation - 0.1%
6,157	Alaska Air Group, Inc. (a)	194,746
31,685	American Airlines Group, Inc. (a)	353,288
31,187	Delta Air Lines, Inc.	974,594
28,876	Southwest Airlines Co.	641,913
15,908	United Continental Holdings, Inc. (a)	556,939
		2,721,480
Ambulatory Health Care Services - 0.1%
2,611	DaVita, Inc. (a)	201,648
4,302	Laboratory Corp. of America Holdings	859,238
2,854	Molina Healthcare, Inc. (a)	950,239
5,447	Quest Diagnostics, Inc.	708,655
58,104	Viatris, Inc.	517,126
		3,236,906
Amusement, Gambling, and Recreation Industries - 0.3%
12,631	Global Payments, Inc.	1,341,665
88,672	The Walt Disney Co. (a)	7,234,748
Shares		Fair Value
Amusement, Gambling, and Recreation Industries (continued)
4,684	Wynn Resorts Ltd.	$411,162
		8,987,575
Apparel Manufacturing - 0.1%
5,572	Lululemon Athletica, Inc. (a)	2,192,471
2,009	Ralph Lauren Corp.	226,073
16,039	VF Corp.	236,254
		2,654,798
Beverage and Tobacco Product Manufacturing - 1.4%
85,961	Altria Group, Inc.	3,453,053
188,569	Coca-Cola Co.	10,652,263
7,813	Constellation Brands, Inc. Class A	1,829,414
48,725	Keurig Dr Pepper, Inc.	1,477,829
9,012	Molson Coors Brewing Co. Class B	520,623
36,056	Monster Beverage Corp. (a)	1,842,462
66,716	PepsiCo, Inc.	10,893,389
75,205	Philip Morris International, Inc.	6,705,278
		37,374,311
Broadcasting and Content Providers - 0.5%
4,942	Charter Communications, Inc. (a)	1,990,638
199,407	Comcast Corp. Class A	8,233,515
12,278	FOX Corp. Class A	373,128
6,405	FOX Corp. Class B	178,763
23,362	Paramount Global Class B	254,179
107,447	Warner Bros Discovery, Inc. (a)	1,068,023
		12,098,246
Building Material and Garden Equipment and Supplies Dealers - 0.8%
28,410	Lowe's Companies, Inc.	5,414,094
2,582	Snap-on, Inc.	666,001
48,682	The Home Depot, Inc.	13,859,278
5,280	Tractor Supply Co.	1,016,717
		20,956,090
Chemical Manufacturing - 5.3%
85,483	AbbVie, Inc.	12,068,490
10,745	Air Products & Chemicals, Inc.	3,034,818
5,670	Albemarle Corp.	718,843
25,929	Amgen, Inc.	6,630,045
7,001	Biogen, Inc. (a)	1,663,018
7,640	Bio-Techne Corp.	417,373
101,212	Bristol-Myers Squibb Co.	5,215,454
8,750	Catalent, Inc. (a)	300,912
4,869	Celanese Corp.	557,549
9,330	CF Industries Holdings, Inc.	744,347
11,907	Church & Dwight Co., Inc.	1,082,823
5,971	Clorox Co.	702,787
40,046	Colgate-Palmolive Co.	3,008,256
22,245	DuPont de Nemours, Inc.	1,621,216
5,753	Eastman Chemical Co.	429,922
12,278	Ecolab, Inc.	2,059,512
38,652	Eli Lilly and Company	21,410,502
6,029	FMC Corp.	320,743

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Chemical Manufacturing (continued)
60,397	Gilead Sciences, Inc.	$4,743,580
9,037	Incyte Corp. (a)	487,365
27,695	IntercontinentalExchange, Inc.	2,975,551
12,347	International Flavors & Fragrances, Inc.	843,917
83,493	Kenvue Inc.	1,552,970
16,408	Kimberly-Clark Corp.	1,963,053
23,668	Linde PLC ADR (Ireland)	9,044,963
12,408	LyondellBasell Industries N.V. Class A ADR (Netherlands)	1,119,698
122,975	Merck & Co., Inc.	12,629,532
16,072	Mosaic Co.	522,019
273,536	Pfizer, Inc.	8,359,260
11,406	PPG Industries, Inc.	1,400,315
114,181	Procter & Gamble Co.	17,130,575
5,171	Regeneron Pharmaceuticals, Inc. (a)	4,032,811
6,981	Sealed Air Corp.	214,945
12,508	Vertex Pharmaceuticals, Inc. (a)	4,529,272
3,582	West Pharmaceutical Services, Inc.	1,140,115
22,299	Zoetis, Inc.	3,500,943
		138,177,494
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.3%
11,096	Bath & Body Works, Inc.	328,996
16,484	Ross Stores, Inc.	1,911,650
55,675	TJX Companies, Inc.	4,903,297
		7,143,943
Computer and Electronic Product Manufacturing - 14.0%
78,248	Advanced Micro Devices, Inc. (a)	7,707,428
14,309	Agilent Technologies, Inc.	1,479,121
287,424	Alphabet, Inc. Class A (a)	35,663,570
244,489	Alphabet, Inc. Class C (a)	30,634,472
11,189	AMETEK, Inc.	1,575,076
28,933	Amphenol Corp. Class A	2,330,553
24,290	Analog Devices, Inc.	3,821,546
711,993	Apple, Inc.	121,587,045
12,182	Arista Networks, Inc. (a)	2,440,907
1,051	Bio-Rad Laboratories, Inc. (a)	289,319
19,987	Broadcom, Inc.	16,816,462
197,410	Cisco Systems, Inc.	10,290,983
31,804	Danaher Corp.	6,107,004
6,595	Enphase Energy, Inc. (a)	524,830
31,577	Fortinet, Inc. (a)	1,805,257
17,046	Fortive Corp.	1,112,763
18,920	GE HealthCare Technologies, Inc.	1,259,504
11,862	Hologic, Inc. (a)	784,909
42,026	HP, Inc.	1,106,545
4,037	IDEXX Laboratories, Inc. (a)	1,612,660
7,676	Illumina, Inc. (a)	839,908
202,916	Intel Corp.	7,406,434
44,143	International Business Machines Corp.	6,384,844
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
8,622	Keysight Technologies, Inc. (a)	$1,052,315
9,166	L3 Harris Technologies, Inc.	1,644,472
26,357	Microchip Technology, Inc.	1,878,991
53,032	Micron Technology, Inc.	3,546,250
2,320	Monolithic Power Systems, Inc.	1,024,837
8,118	Motorola Solutions, Inc.	2,260,538
10,220	NetApp, Inc.	743,812
6,897	Northrop Grumman Corp.	3,251,453
119,719	NVIDIA Corp.	48,821,408
12,491	NXP Semiconductors NV ADR (Netherlands)	2,153,823
20,923	ON Semiconductor Corp. (a)	1,310,617
19,945	Otis Worldwide Corp.	1,539,953
5,991	PerkinElmer, Inc.	496,354
4,747	Qorvo, Inc. (a)	414,983
54,074	Qualcomm, Inc.	5,893,525
70,505	Raytheon Technologies Corp.	5,738,402
5,169	Roper Technologies, Inc.	2,525,418
9,325	Seagate Technology Holdings PLC ADR (Ireland)	636,431
7,739	Skyworks Solutions, Inc.	671,281
2,729	SolarEdge Technologies, Inc. (a)	207,268
7,440	Teradyne, Inc.	619,529
43,994	Texas Instruments, Inc.	6,247,588
18,722	Thermo Fisher Scientific, Inc.	8,326,984
12,028	Trimble, Inc. (a)	566,880
2,897	Waters Corp. (a)	691,021
15,536	Western Digital Corp. (a)	623,770
2,505	Zebra Technologies Corp. Class A (a)	524,622
		366,993,665
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.1%
29,520	Fiserv, Inc. (a)	3,357,900
Construction of Buildings - 0.2%
14,740	D.R. Horton, Inc.	1,538,856
12,218	Lennar Corp. Class A	1,303,416
227	NVR, Inc. (a)	1,228,665
10,644	PulteGroup, Inc.	783,292
		4,854,229
Couriers and Messengers - 0.3%
11,234	FedEx Corp.	2,697,283
35,060	United Parcel Service, Inc. Class B	4,952,225
		7,649,508
Credit Intermediation and Related Activities - 3.0%
28,159	American Express Co.	4,112,059
334,902	Bank of America Corp.	8,821,319
37,750	Bank of New York Mellon Corp.	1,604,375
18,456	Capital One Financial Corp.	1,869,408
93,295	Citigroup, Inc.	3,684,219
22,872	Citizens Financial Group, Inc.	535,891
6,395	Comerica, Inc.	251,963

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
12,122	Discover Financial Services	$994,974
28,712	Fidelity National Information Services, Inc.	1,410,046
33,015	Fifth Third Bancorp	782,786
70,148	Huntington Bancshares, Inc.	676,928
140,811	JPMorgan Chase & Co.	19,581,178
45,322	KeyCorp	463,191
8,028	M&T Bank Corp.	905,157
40,342	MasterCard, Inc. Class A	15,182,712
10,016	Northern Trust Corp.	660,155
19,272	PNC Financial Services Group, Inc.	2,206,066
45,485	Regions Financial Corp.	660,897
15,456	State Street Corp.	998,921
20,249	Synchrony Financial	567,984
64,515	Truist Financial Corp.	1,829,645
75,428	U.S. Bancorp	2,404,645
177,235	Wells Fargo & Co.	7,048,636
7,204	Zions Bancorp	222,243
		77,475,398
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
6,019	A.O. Smith Corp.	419,885
3,400	Axon Enterprise, Inc. (a)	695,266
27,671	Emerson Electric Co.	2,461,889
3,040	Generac Holdings, Inc. (a)	255,573
5,541	Rockwell Automation, Inc.	1,456,230
15,197	TE Connectivity Ltd. ADR (Switzerland)	1,790,967
2,612	Whirlpool Corp.	273,111
		7,352,921
Fabricated Metal Product Manufacturing - 0.1%
15,272	Ball Corp.	735,347
12,060	Nucor Corp.	1,782,347
7,999	Pentair PLC ADR (Ireland)	464,902
7,398	Stanley Black & Decker, Inc.	629,200
		3,611,796
Food and Beverage Retailers - 0.1%
31,982	Kroger Co.	1,451,023
Food Manufacturing - 0.6%
25,977	Archer-Daniels-Midland Co.	1,859,174
7,332	Bunge Ltd. ADR	777,045
9,513	Campbell Soup Co.	384,420
28,380	General Mills, Inc.	1,851,511
14,056	Hormel Foods Corp.	457,523
12,737	Kellanova	642,836
7,051	Lamb Weston Holdings, Inc.	633,180
12,201	McCormick & Co, Inc.	779,644
65,892	Mondelez International, Inc.	4,362,709
7,277	The Hershey Co.	1,363,346
4,960	The J.M. Smucker Co.	564,647
38,685	The Kraft Heinz Co.	1,217,030
13,825	Tyson Foods, Inc. Class A	640,789
		15,533,854
Shares		Fair Value
Food Services and Drinking Places - 0.8%
1,317	Chipotle Mexican Grill, Inc. (a)	$2,557,877
5,852	Darden Restaurants, Inc.	851,642
1,689	Domino's Pizza, Inc.	572,554
35,288	McDonald's Corp.	9,251,455
55,518	Starbucks Corp.	5,120,980
10,612	Veralto Corp. (a)	732,228
13,609	Yum! Brands, Inc.	1,644,784
		20,731,520
Funds, Trusts, and Other Financial Vehicles - 0.1%
7,392	Garmin Ltd. ADR (Switzerland)	757,902
10,858	T. Rowe Price Group, Inc.	982,649
		1,740,551
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 0.0% (†)
9,410	Best Buy Co., Inc.	628,776
Gasoline Stations and Fuel Dealers - 0.5%
85,924	Chevron Corp.	12,521,704
General Merchandise Retailers - 3.4%
439,877	Amazon.com, Inc. (a)	58,543,230
21,495	Costco Wholesale Corp.	11,874,698
10,636	Dollar General Corp.	1,266,109
10,159	Dollar Tree, Inc. (a)	1,128,563
25,752	eBay, Inc.	1,010,251
5,986	Etsy, Inc. (a)	372,928
22,371	Target Corp.	2,478,483
69,128	Wal-Mart Stores, Inc.	11,296,207
		87,970,469
Health and Personal Care Retailers - 0.2%
62,240	CVS Health Corp.	4,295,182
2,450	Ulta Beauty, Inc. (a)	934,209
34,693	Walgreens Boots Alliance, Inc.	731,328
		5,960,719
Hospitals - 0.1%
9,742	HCA Healthcare, Inc.	2,203,056
3,032	Universal Health Services, Inc. Class B	381,698
		2,584,754
Insurance Carriers and Related Activities - 4.1%
26,166	Aflac, Inc.	2,043,826
12,646	Allstate Corp.	1,620,332
34,512	American International Group, Inc.	2,115,931
9,809	Aon PLC ADR (United Kingdom)	3,034,905
18,062	Arch Capital Group Ltd. ADR (a)	1,565,614
10,417	Arthur J. Gallagher & Co.	2,453,099
2,564	Assurant, Inc.	381,780
88,337	Berkshire Hathaway, Inc. Class B (a)	30,152,068
11,384	Brown & Brown, Inc.	790,277
26,207	Centene Corp. (a)	1,807,759
19,878	Chubb Limited ADR (Switzerland)	4,266,216
14,351	Cigna Corp.	4,437,329

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
7,596	Cincinnati Financial Corp.	$757,093
11,416	Elevance Health, Inc.	5,138,228
2,121	Everest Re Group Ltd. ADR	839,110
4,201	Globe Life, Inc.	488,828
14,823	Hartford Financial Services Group, Inc.	1,088,749
5,977	Humana, Inc.	3,130,095
8,960	Loews Corp.	573,530
23,929	Marsh & McLennan Companies, Inc.	4,538,135
30,582	MetLife, Inc.	1,835,226
10,763	Principal Financial Group, Inc.	728,440
28,365	Progressive Corp.	4,484,223
17,561	Prudential Financial, Inc.	1,605,778
11,099	Travelers Companies, Inc.	1,858,417
44,857	UnitedHealth Group, Inc.	24,023,615
9,850	W.R. Berkley Corp.	664,087
5,078	Willis Towers Watson PLC ADR (Ireland)	1,197,849
		107,620,539
Leather and Allied Product Manufacturing - 0.2%
59,386	NIKE, Inc. Class B	6,103,099
11,218	Tapestry, Inc.	309,168
		6,412,267
Machinery Manufacturing - 1.5%
40,687	Applied Materials, Inc.	5,384,924
48,947	Baker Hughes Co.	1,684,756
40,534	Carrier Global Corp.	1,931,850
24,700	Caterpillar, Inc.	5,583,435
6,858	Cummins, Inc.	1,483,385
13,172	Deere & Co.	4,812,522
52,713	General Electric Co.	5,726,213
3,662	IDEX Corp.	700,943
19,598	Ingersoll Rand, Inc.	1,189,207
6,477	Lam Research Corp.	3,809,901
1,128	Mettler-Toledo International, Inc. (a)	1,111,306
2,613	Nordson Corp.	555,498
6,229	Parker Hannifin Corp.	2,297,940
11,066	Trane Technologies PLC ADR (Ireland)	2,105,971
11,691	Xylem, Inc.	1,093,576
		39,471,427
Management of Companies and Enterprises - 0.3%
84,066	Abbott Laboratories	7,948,440
48,810	Carnival Corp. ADR (Panama) (a)	559,363
20,619	Norwegian Cruise Line Holdings Ltd. ADR (a)	280,418
		8,788,221
Merchant Wholesalers, Durable Goods - 0.6%
4,198	Cintas Corp.	2,128,890
42,107	Copart, Inc. (a)	1,832,497
27,666	Fastenal Co.	1,614,034
6,818	Genuine Parts Co.	878,567
6,330	Henry Schein, Inc. (a)	411,323
Shares		Fair Value
Merchant Wholesalers, Durable Goods (continued)
2,606	Hubbell, Inc.	$703,881
1,979	Huntington Ingalls Industries, Inc.	435,024
32,960	Johnson Controls International PLC ADR (Ireland)	1,615,699
6,617	KLA-Tencor Corp.	3,108,005
12,968	LKQ Corp.	569,554
2,587	Mohawk Industries, Inc. (a)	207,943
1,919	Pool Corp.	605,963
2,143	W.W. Grainger, Inc.	1,564,026
12,414	WestRock Co.	446,035
		16,121,441
Merchant Wholesalers, Nondurable Goods - 0.5%
8,840	Brown Forman Corp. Class B	496,454
12,311	Cardinal Health, Inc.	1,120,301
8,091	Cencora, Inc.	1,498,049
23,200	ConAgra Brands, Inc.	634,752
13,314	Illinois Tool Works, Inc.	2,983,934
6,525	McKesson Corp.	2,971,224
24,463	Sysco Corp.	1,626,545
11,474	The Sherwin Williams Co.	2,733,221
		14,064,480
Mining (except Oil and Gas) - 0.2%
69,479	Freeport-McMoRan Copper & Gold, Inc.	2,347,001
3,010	Martin Marietta Materials, Inc.	1,230,909
38,478	Newmont Mining Corp.	1,441,771
6,447	Vulcan Materials Co.	1,266,771
		6,286,452
Miscellaneous Manufacturing - 2.0%
26,735	3M Co.	2,431,548
3,461	Align Technology, Inc. (a)	638,866
24,556	Baxter International, Inc.	796,351
14,092	Becton, Dickinson & Co.	3,562,176
70,958	Boston Scientific Corp. (a)	3,632,340
10,271	Dentsply Sirona, Inc.	312,341
18,805	DexCom, Inc. (a)	1,670,448
6,779	Dover Corp.	880,931
29,431	Edwards Lifesciences Corp. (a)	1,875,343
11,223	Estee Lauder Companies, Inc. Class A	1,446,308
6,319	Hasbro, Inc.	285,303
3,399	Insulet Corp. (a)	450,605
16,990	Intuitive Surgical, Inc. (a)	4,455,118
116,649	Johnson & Johnson	17,303,713
64,477	Medtronic PLC ADR (Ireland)	4,549,497
7,134	ResMed, Inc.	1,007,464
4,777	Steris PLC ADR (Ireland)	1,003,075
16,395	Stryker Corp.	4,430,257
2,271	Teleflex, Inc.	419,567
9,587	Textron, Inc.	728,612
2,432	The Cooper Companies, Inc.	758,176
10,152	Zimmer Biomet Holdings, Inc.	1,059,970
		53,698,009

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Motion Picture and Sound Recording Industries - 0.4%
21,495	Netflix, Inc. (a)	$8,849,277
7,652	Take-Two Interactive Software, Inc. (a)	1,023,455
		9,872,732
Motor Vehicle and Parts Dealers - 0.2%
862	AutoZone, Inc. (a)	2,135,286
7,670	CarMax, Inc. (a)	468,560
2,945	O'Reilly Automotive, Inc. (a)	2,740,146
		5,343,992
National Security and International Affairs - 0.0% (†)
6,659	Leidos Holdings, Inc.	660,040
Nonmetallic Mineral Product Manufacturing - 0.0% (†)
37,197	Corning, Inc.	995,392
Oil and Gas Extraction - 0.5%
14,895	APA Corp.	591,630
36,678	Coterra Energy, Inc.	1,008,645
31,008	Devon Energy Corp.	1,444,043
40,504	Dominion Energy, Inc.	1,633,121
28,192	EOG Resources, Inc.	3,559,240
17,485	EQT Corp.	741,014
29,387	Marathon Oil Corp.	802,559
32,178	Occidental Petroleum Corp.	1,988,922
		11,769,174
Paper Manufacturing - 0.0% (†)
4,373	Packaging Corp of America	669,288
Performing Arts, Spectator Sports, and Related Industries - 0.1%
11,941	Electronic Arts, Inc.	1,478,176
Petroleum and Coal Products Manufacturing - 1.3%
58,037	ConocoPhillips	6,894,795
193,886	Exxon Mobil Corp.	20,522,833
19,383	Marathon Petroleum Corp.	2,931,679
21,540	Phillips 66	2,457,068
17,068	Valero Energy Corp.	2,167,636
		34,974,011
Pipeline Transportation - 0.1%
58,964	Williams Companies, Inc.	2,028,362
Plastics and Rubber Products Manufacturing - 0.0% (†)
3,912	Avery Dennison Corp.	680,962
Primary Metal Manufacturing - 0.1%
18,946	Howmet Aerospace, Inc.	835,519
7,549	Steel Dynamics, Inc.	804,044
		1,639,563
Professional, Scientific, and Technical Services - 3.1%
30,518	Accenture PLC Class A ADR (Ireland)	9,066,593
6,476	CDW Corp.	1,297,790
2,509	Charles River Laboratories International, Inc. (a)	422,415
24,458	Cognizant Technology Solutions Corp. Class A	1,576,807
19,314	Eaton Corp PLC ADR (Ireland)	4,015,574
2,811	EPAM Systems, Inc. (a)	611,589
10,241	Extra Space Storage, Inc.	1,060,865
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
2,887	F5 Networks, Inc. (a)	$437,640
16,768	International Paper Co.	565,585
18,659	Interpublic Group of Companies, Inc.	529,916
8,851	IQVIA Holdings, Inc. (a)	1,600,526
3,539	Jack Henry & Associates, Inc.	498,964
6,089	Jacobs Solutions, Inc.	811,664
15,552	Juniper Networks, Inc.	418,660
13,485	Match Group, Inc. (a)	466,581
107,690	Meta Platforms, Inc. (a)	32,443,766
16,020	Moderna, Inc. (a)	1,216,879
9,557	Omnicom Group, Inc.	715,915
76,233	Oracle Corp.	7,882,492
14,826	Palto Alto Networks, Inc. (a)	3,603,014
15,522	Paychex, Inc.	1,723,718
2,406	Paycom Software, Inc.	589,398
9,887	ServiceNow, Inc. (a)	5,752,751
2,277	Teledyne Technologies, Inc. (a)	852,941
4,357	VeriSign, Inc. (a)	869,919
6,996	Verisk Analytics, Inc. Class A	1,590,611
		80,622,573
Publishing Industries - 6.3%
22,079	Adobe Systems, Inc. (a)	11,747,353
7,366	Akamai Technologies, Inc. (a)	761,129
4,196	Ansys, Inc. (a)	1,167,579
10,357	Autodesk, Inc. (a)	2,046,854
13,172	Cadence Design Systems, Inc. (a)	3,159,304
7,528	Ceridian HCM Holding, Inc. (a)	481,867
1,196	Fair Isaac Corp. (a)	1,011,661
62,558	Hewlett Packard Enterprise Co.	962,142
13,585	Intuit, Inc.	6,723,896
359,946	Microsoft Corp.	121,701,342
18,408	News Corp. Class A	380,677
5,589	News Corp. Class B	119,828
27,225	NortonLifeLock, Inc.	453,568
5,772	PTC, Inc. (a)	810,504
47,173	Salesforce.com, Inc. (a)	9,473,754
7,377	Synopsys, Inc. (a)	3,463,059
2,061	Tyler Technologies, Inc. (a)	768,547
		165,233,064
Rail Transportation - 0.3%
97,223	CSX Corp.	2,902,106
29,508	Union Pacific Corp.	6,126,156
		9,028,262
Real Estate - 1.2%
7,550	Alexandria Real Estate Equities, Inc.	703,132
22,577	American Tower Corp.	4,022,996
6,883	AvalonBay Communities, Inc.	1,140,788
6,976	Boston Properties, Inc.	373,704
5,172	Camden Property Trust	438,999
15,039	CBRE Group, Inc. Class A (a)	1,042,804
21,016	Crown Castle International Corp.	1,954,068

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Real Estate (continued)
14,649	Digital Realty Trust, Inc.	$1,821,750
16,697	Equity Residential	923,845
3,115	Essex Property Trust, Inc.	666,361
3,555	Federal Realty Investment Trust	324,180
26,516	Healthpeak Properties, Inc.	412,324
27,889	Invitation Homes, Inc.	828,024
30,025	Kimco Realty Corp.	538,648
5,649	Mid-America Apartment Communities, Inc.	667,429
44,736	Prologis, Inc.	4,507,152
7,672	Public Storage	1,831,383
34,320	Realty Income Corp.	1,626,082
7,926	Regency Centers Corp.	477,621
15,839	Simon Property Group, Inc.	1,740,548
14,667	UDR, Inc.	466,557
19,495	Ventas, Inc.	827,758
49,085	VICI Properties, Inc.	1,369,472
25,091	Welltower, Inc.	2,097,859
35,423	Weyerhaeuser Co.	1,016,286
		31,819,770
Rental and Leasing Services - 0.1%
3,335	United Rentals, Inc.	1,354,910
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.4%
4,990	Ameriprise Financial, Inc.	1,569,704
6,811	BlackRock, Inc.	4,170,239
5,094	CBOE Holdings, Inc.	834,856
72,022	Charles Schwab Corp.	3,748,025
17,431	CME Group, Inc.	3,720,821
34,061	Dow, Inc.	1,646,509
13,761	Franklin Resources, Inc.	313,613
16,018	Goldman Sachs Group, Inc.	4,863,225
21,743	Invesco Ltd. ADR (a)	282,007
1,818	MarketAxess Holdings, Inc.	388,597
61,822	Morgan Stanley	4,378,234
3,843	MSCI, Inc. Class A	1,812,167
16,466	NASDAQ OMX Group, Inc.	816,714
9,089	Raymond James Financial, Inc.	867,454
15,774	S&P Global, Inc.	5,510,016
34,386	The Blackstone Group, Inc.	3,175,547
		38,097,728
Specialty Trade Contractors - 0.0% (†)
7,009	Quanta Services, Inc.	1,171,344
Support Activities for Agriculture and Forestry - 0.1%
34,387	Corteva, Inc.	1,655,390
Support Activities for Mining - 0.5%
8,654	Diamondback Energy, Inc.	1,387,409
43,538	Halliburton Co.	1,712,785
13,381	Hess Corp.	1,932,216
11,305	Pioneer Natural Resources Co.	2,701,895
68,845	Schlumberger Ltd. ADR (Curaco) (a)	3,831,913
10,851	Targa Resources Corp.	907,252
		12,473,470
Shares		Fair Value
Support Activities for Transportation - 0.2%
5,642	C.H. Robinson Worldwide, Inc.	$461,685
6,688	Expedia, Inc. (a)	637,300
7,176	Expeditors International of Washington, Inc.	783,978
3,959	J.B. Hunt Transport Services, Inc.	680,433
11,009	Norfolk Southern Corp.	2,100,407
		4,663,803
Telecommunications - 0.9%
346,366	AT&T, Inc.	5,334,037
4,561	Equinix, Inc.	3,327,888
53,184	PayPal Holdings, Inc. (a)	2,754,931
5,254	SBA Communications Corp.	1,096,142
25,094	T-Mobile US, Inc. (a)	3,610,023
203,646	Verizon Communications, Inc.	7,154,084
		23,277,105
Transportation Equipment Manufacturing - 2.1%
13,680	Aptiv PLC ADR (United Kingdom) (a)	1,192,896
27,470	Boeing Co. (a)	5,131,945
11,371	BorgWarner, Inc.	419,590
190,474	Ford Motor Co.	1,857,122
10,968	General Dynamics Corp.	2,646,688
66,696	General Motors Co.	1,880,827
32,209	Honeywell International, Inc.	5,902,621
10,850	Lockheed Martin Corp.	4,932,844
25,302	Paccar, Inc.	2,088,174
133,750	Tesla Motors, Inc. (a)	26,862,350
2,635	TransDigm Group, Inc. (a)	2,182,017
8,676	Wabtec Corp.	919,830
		56,016,904
Truck Transportation - 0.1%
4,348	Old Dominion Freight Line, Inc.	1,637,718
Utilities - 1.7%
32,418	AES Corp.	483,028
12,230	Alliant Energy Corp.	596,702
12,708	Ameren Corp.	962,123
24,963	American Electric Power Co., Inc.	1,885,705
9,442	American Water Works Co., Inc.	1,110,851
7,182	Atmos Energy Corp.	773,214
30,546	CenterPoint Energy, Inc.	821,077
14,099	CMS Energy Corp.	766,140
16,697	Consolidated Edison, Inc.	1,465,830
15,558	Constellation Energy Corp.	1,756,809
9,969	DTE Energy Co.	960,812
37,335	Duke Energy Corp.	3,318,708
18,564	Edison International	1,170,646
10,253	Entergy Corp.	980,084
11,121	Evergy, Inc.	546,486
16,927	Eversource Energy	910,503
48,197	Exelon Corp.	1,876,791
5,176	First Solar, Inc. (a)	737,321

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Utilities (continued)
25,042	FirstEnergy Corp.	$891,495
93,904	Kinder Morgan, Inc.	1,521,245
98,035	NextEra Energy, Inc.	5,715,441
20,039	NiSource, Inc.	504,181
11,110	NRG Energy, Inc.	470,842
28,190	Oneok, Inc.	1,837,988
101,294	PG&E Corp. (a)	1,651,092
5,513	Pinnacle West Capital Corp.	408,954
35,693	PPL Corp.	876,977
24,164	Public Service Enterprise Group, Inc.	1,489,711
30,478	Sempra Energy	2,134,374
52,826	Southern Co.	3,555,190
15,292	WEC Energy Group, Inc.	1,244,616
26,700	Xcel Energy, Inc.	1,582,509
		45,007,445
Waste Management and Remediation Services - 0.1%
9,960	Republic Services, Inc.	1,478,960
Web Search Portals, Libraries, Archives, and Other Information Services - 0.1%
19,777	CoStar Group, Inc. (a)	1,451,830
Wood Product Manufacturing - 0.0% (†)
10,868	Masco Corp.	566,114
	TOTAL COMMON STOCKS (Cost $1,863,046,316)	$1,702,550,314
SHORT TERM INVESTMENTS - 36.2%
Money Market Funds - 36.2%
570,681,830	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$570,681,830
50,810,804	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	50,810,804
Shares		Fair Value
Money Market Funds (continued)
58,852	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	$58,852
328,986,241	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	328,986,241
	TOTAL SHORT TERM INVESTMENTS (Cost $950,537,727)	$950,537,727
	TOTAL INVESTMENTS (Cost $2,813,584,043) - 101.1% (c)	$2,653,088,041
	Liabilities in Excess of Other Assets - (1.1)%	(27,803,049)
	TOTAL NET ASSETS - 100.0%	$2,625,284,992

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,210,907,713.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	6.0600% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	240,338	$980,118,737	$8,806,156
Total return of S&P 500® Index	5.8100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	260,018	1,109,894,526	(23,212,301)
Total return of S&P 500® Index	5.9100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	208,484	837,803,001	16,004,534
Total return of S&P 500® Index	5.9100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	175,359	763,703,420	(34,216,208)
Total return of S&P 500® Index	5.8000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	157,114	612,001,078	26,688,225
Total return of S&P 500® Index	5.8900% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	244,367	983,569,209	21,070,975
Total return of S&P 500® Index	5.8600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	186,328	738,686,972	23,161,916
					$6,025,776,943	$38,303,297

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 103.4%
Money Market Funds - 103.4%
406,383,345	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$406,383,345
66,230,865	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	66,230,865
53,914,053	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	53,914,053
188,054,162	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	188,054,162
	TOTAL SHORT TERM INVESTMENTS (Cost $714,582,425) (b)	$714,582,425
	TOTAL INVESTMENTS (Cost $714,582,425) - 103.4%	$714,582,425
	Liabilities in Excess of Other Assets - (3.4)%	(23,627,022)
	TOTAL NET ASSETS - 100.0%	$690,955,403

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $434,456,561.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.4500% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	BNP Paribas	12/5/2023	102,874	$451,273,126	$22,963,959
5.6100% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Goldman Sachs	12/7/2023	79,480	341,125,586	8,854,642
5.7100% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	12/8/2023	70,000	315,556,376	25,259,675
5.7100% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	J.P. Morgan	12/12/2023	67,451	291,614,060	10,365,643
5.4600% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/13/2023	39,946	176,476,700	9,927,886
5.6600% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/19/2023	69,827	313,601,461	24,100,917
5.6400% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Barclays	12/20/2023	64,684	279,688,205	9,978,825
					$2,169,335,514	$111,451,547

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 68.4%
5,294,384	iShares Russell 2000 ETF (a)(b)	$871,032,056
	TOTAL INVESTMENT COMPANIES (Cost $929,890,423)	$871,032,056
SHORT TERM INVESTMENTS - 47.8%
Money Market Funds - 47.8%
239,953,240	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$239,953,240
47,500,001	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	47,500,001
320,374,369	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	320,374,369
	TOTAL SHORT TERM INVESTMENTS (Cost $607,827,610)	$607,827,610
	TOTAL INVESTMENTS (Cost $1,537,718,033) - 116.2% (e)	$1,478,859,666
	Liabilities in Excess of Other Assets - (16.2)%	(206,258,567)
	TOTAL NET ASSETS - 100.0%	$1,272,601,099

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,364,174,744.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Russell 2000® Index	5.8100% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	302,870	$522,812,951	$(25,890,822)
Total return of Russell 2000® Index	5.4600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	326,735	578,721,427	(43,610,635)
Total return of Russell 2000® Index	5.5900% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	90,000	160,364,355	(14,549,057)
Total return of Russell 2000® Index	5.9700% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	256,597	455,685,669	(41,328,351)
Total return of Russell 2000® Index	5.4100% representing 1 month SOFR rate + spread	Societe Generale	12/18/2023	21,000	37,305,811	(2,578,180)
Total return of Russell 2000® Index	5.7000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	349,497	613,526,309	(43,278,797)
Total return of Russell 2000® Index	5.6600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	426,145	742,984,504	(41,797,720)
					$3,111,401,026	$(213,033,562)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.8%
Money Market Funds - 100.8%
190,952,365	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$190,952,365
33,000,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	33,000,000
107,292,315	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	107,292,315
	TOTAL SHORT TERM INVESTMENTS (Cost $331,244,680) (b)	$331,244,680
	TOTAL INVESTMENTS (Cost $331,244,680) - 100.8%	$331,244,680
	Liabilities in Excess of Other Assets - (0.8)%	(2,702,821)
	TOTAL NET ASSETS - 100.0%	$328,541,859

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $202,681,745.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.4500% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	BNP Paribas	12/5/2023	130,732	$226,440,186	$9,820,131
5.2600% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/8/2023	115,612	191,569,431	(486,306)
5.3900% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	J.P. Morgan	12/12/2023	74,201	140,335,157	20,551,649
5.6200% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/13/2023	65,843	128,726,580	20,803,115
5.2100% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Societe Generale	12/18/2023	21,000	37,287,693	2,551,587
5.4600% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/19/2023	106,592	200,605,217	25,056,571
5.2600% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Barclays	12/20/2023	78,990	130,886,667	(308,877)
					$1,055,850,931	$77,987,870

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 74.6%
18,367,911	iShares China Large-Cap ETF (a)	$468,749,088
	TOTAL INVESTMENT COMPANIES (Cost $495,505,701)	$468,749,088
SHORT TERM INVESTMENTS - 41.4%
Money Market Funds - 41.4%
201,810,680	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$201,810,680
44,120,002	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	44,120,002
14,029,000	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	14,029,000
	TOTAL SHORT TERM INVESTMENTS (Cost $259,959,682)	$259,959,682
	TOTAL INVESTMENTS (Cost $755,465,383) - 116.0% (c)	$728,708,770
	Liabilities in Excess of Other Assets - (16.0)%	(100,653,138)
	TOTAL NET ASSETS - 100.0%	$628,055,632

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $558,166,122.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares China Large-Cap ETF	5.8100% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	13,441,359	$361,329,202	$(22,876,042)
Total return of iShares China Large-Cap ETF	6.0100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	8,926,818	241,980,189	(17,650,778)
Total return of iShares China Large-Cap ETF	5.8200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	15,107,069	398,466,461	(17,298,494)
Total return of iShares China Large-Cap ETF	5.4100% representing 1 month SOFR rate + spread	Societe Generale	12/18/2023	3,000,000	80,946,186	(4,640,406)
Total return of iShares China Large-Cap ETF	6.0600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	14,988,638	423,898,571	(50,485,919)
					$1,506,620,609	$(112,951,639)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 99.2%
Money Market Funds - 99.2%
95,305,113	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$95,305,113
27,736,782	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	27,736,782
	TOTAL SHORT TERM INVESTMENTS (Cost $123,041,895) (b)	$123,041,895
	TOTAL INVESTMENTS (Cost $123,041,895) - 99.2%	$123,041,895
	Other Assets in Excess of Liabilities - 0.8%	954,646
	TOTAL NET ASSETS - 100.0%	$123,996,541

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $76,120,126.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.4200% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	BNP Paribas	12/4/2023	3,412,254	$86,347,755	$(652,284)
5.8100% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/8/2023	4,233,602	124,035,335	17,906,585
5.4400% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/13/2023	6,930,857	180,877,203	4,653,171
					$391,260,293	$21,907,472

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 53.8%
167,813	Vanguard FTSE Europe ETF (a)	$9,421,022
	TOTAL INVESTMENT COMPANIES (Cost $10,431,345)	$9,421,022
SHORT TERM INVESTMENTS - 31.6%
Money Market Funds - 31.6%
1,469,928	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$1,469,928
4,063,553	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	4,063,553
4,634	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	4,634
	TOTAL SHORT TERM INVESTMENTS (Cost $5,538,115)	$5,538,115
	TOTAL INVESTMENTS (Cost $15,969,460) - 85.4% (c)	$14,959,137
	Other Assets in Excess of Liabilities - 14.6%	2,556,631
	TOTAL NET ASSETS - 100.0%	$17,515,768

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $13,514,431.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Vanguard FTSE Europe ETF	5.6000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	108,742	$6,116,738	$(79,533)
Total return of Vanguard FTSE Europe ETF	5.3100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	574,533	32,622,117	(492,882)
Total return of Vanguard FTSE Europe ETF	5.8100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	23,402	1,301,831	(11,891)
Total return of Vanguard FTSE Europe ETF	6.0500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	18,207	1,047,749	(39,804)
Total return of Vanguard FTSE Europe ETF	5.7100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	43,314	2,438,758	(16,746)
					$43,527,193	$(640,856)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 2.8%
50,400	iShares MSCI Emerging Markets ETF (a)	$1,849,680
	TOTAL INVESTMENT COMPANIES (Cost $2,050,350)	$1,849,680
SHORT TERM INVESTMENTS - 123.1%
Money Market Funds - 123.1%
36,544,142	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$36,544,142
43,525,059	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	43,525,059
7	Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 5.22% (b)	7
	TOTAL SHORT TERM INVESTMENTS (Cost $80,069,208)	$80,069,208
	TOTAL INVESTMENTS (Cost $82,119,558) - 125.9% (c)	$81,918,888
	Liabilities in Excess of Other Assets - (25.9)%	(16,891,333)
	TOTAL NET ASSETS - 100.0%	$65,027,555

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $53,621,491.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI Emerging Markets ETF	5.7800% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	2,039,874	$78,113,656	$(4,575,401)
Total return of iShares MSCI Emerging Markets ETF	5.8600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	1,135,368	43,137,693	(2,563,770)
Total return of iShares MSCI Emerging Markets ETF	5.6000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	2,090,000	84,235,459	(9,917,609)
					$205,486,808	$(17,056,780)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 98.3%
Money Market Funds - 98.3%
15,785,295	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$15,785,295
11,927,990	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	11,927,990
	TOTAL SHORT TERM INVESTMENTS (Cost $27,713,285) (b)	$27,713,285
	TOTAL INVESTMENTS (Cost $27,713,285) - 98.3%	$27,713,285
	Other Assets in Excess of Liabilities - 1.7%	469,777
	TOTAL NET ASSETS - 100.0%	$28,183,062

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,551,432.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.5600% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	J.P. Morgan	12/12/2023	1,143,266	$43,460,637	$1,842,125
5.4400% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/13/2023	708,000	26,037,565	85,386
5.3500% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/19/2023	452,565	18,882,360	2,764,883
					$88,380,562	$4,692,394

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 50.6%
97,267	iShares MSCI Mexico ETF (a)(b)	$5,330,232
	TOTAL INVESTMENT COMPANIES (Cost $5,825,483)	$5,330,232
SHORT TERM INVESTMENTS - 57.5%
Money Market Funds - 57.5%
2,208,318	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$2,208,318
804,345	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (c)	804,345
1,760,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	1,760,000
1,282,590	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	1,282,590
	TOTAL SHORT TERM INVESTMENTS (Cost $6,055,253)	$6,055,253
	TOTAL INVESTMENTS (Cost $11,880,736) - 108.1% (e)	$11,385,485
	Liabilities in Excess of Other Assets - (8.1)%	(846,238)
	TOTAL NET ASSETS - 100.0%	$10,539,247

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,854,457.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Mexico ETF	5.8100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	72,440	$4,033,486	$(76,923)
Total return of iShares MSCI Mexico ETF	4.8100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	222,450	11,574,103	325,046
Total return of iShares MSCI Mexico ETF	5.8600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	57,289	3,152,636	(20,619)
Total return of iShares MSCI Mexico ETF	6.0600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	127,522	7,481,256	(608,407)
					$26,241,481	$(380,903)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 51.5%
244,252	iShares MSCI South Korea ETF (a)	$13,421,647
	TOTAL INVESTMENT COMPANIES (Cost $14,626,635)	$13,421,647
SHORT TERM INVESTMENTS - 78.5%
Money Market Funds - 78.5%
3,077,336	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$3,077,336
270,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	270,000
17,090,470	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	17,090,470
	TOTAL SHORT TERM INVESTMENTS (Cost $20,437,806)	$20,437,806
	TOTAL INVESTMENTS (Cost $35,064,441) - 130.0% (c)	$33,859,453
	Liabilities in Excess of Other Assets - (30.0)%	(7,806,477)
	TOTAL NET ASSETS - 100.0%	$26,052,976

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $30,061,285.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI South Korea ETF	5.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	433,258	$26,096,693	$(2,701,230)
Total return of iShares MSCI South Korea ETF	5.9100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	85,725	4,934,883	(312,390)
Total return of iShares MSCI South Korea ETF	5.7600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	628,580	37,842,459	(4,263,730)
Total return of iShares MSCI South Korea ETF	5.9600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	30,576	1,867,862	(209,654)
					$70,741,897	$(7,487,004)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 72.8%
Administrative and Support Services - 0.1%
4,335	V2X, Inc. (a)	$221,388
Computer and Electronic Product Manufacturing - 22.4%
30,792	L3 Harris Technologies, Inc.	5,524,393
19,693	Leonardo DRS, Inc. (a)	375,545
19,242	Mercury Computer Systems, Inc. (a)	692,327
10,786	Moog, Inc. Class A	1,251,715
12,383	Northrop Grumman Corp.	5,837,718
258,659	Raytheon Technologies Corp.	21,052,256
		34,733,954
Credit Intermediation and Related Activities - 0.1%
17,337	Smith & Wesson Brands, Inc.	255,374
Electrical Equipment, Appliance, and Component Manufacturing - 3.2%
24,555	Axon Enterprise, Inc. (a)	5,021,252
Fabricated Metal Product Manufacturing - 3.7%
34,371	BWX Technologies, Inc.	2,553,078
14,391	Curtiss-Wright Corp.	2,861,075
6,661	Sturm, Ruger & Co, Inc.	368,686
		5,782,839
Merchant Wholesalers, Durable Goods - 3.5%
31,736	Hexcel Corp.	1,965,093
14,983	Huntington Ingalls Industries, Inc.	3,293,563
10,607	Kaman Corp.	197,396
		5,456,052
Miscellaneous Manufacturing - 3.4%
68,989	Textron, Inc.	5,243,164
Primary Metal Manufacturing - 3.1%
108,227	Howmet Aerospace, Inc.	4,772,811
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
97,912	Rocket Lab USA, Inc. (a)	414,168
Textile Mills - 0.1%
1,965	National Presto Industries, Inc.	146,884
Transportation Equipment Manufacturing - 32.9%
12,480	AAR Corp. (a)	740,813
9,843	AeroVironment, Inc. (a)	1,128,598
56,078	Archer Aviation, Inc. (a)(b)	266,370
100,768	Boeing Co. (a)	18,825,478
24,040	General Dynamics Corp.	5,801,092
23,715	HEICO Corp.	3,014,888
12,465	HEICO Corp. Class A	1,974,581
48,117	Kratos Defense & Security Solutions, Inc. (a)	820,395
20,879	Lockheed Martin Corp.	9,492,429
39,562	Spirit AeroSystems Holdings, Inc. (a)	894,101
5,930	TransDigm Group, Inc. (a)	4,910,574
28,822	Triumph Group, Inc. (a)	215,012
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
122,767	Virgin Galactic Holdings, Inc. (a)(b)	$181,695
22,696	Woodward, Inc.	2,830,191
		51,096,217
	TOTAL COMMON STOCKS (Cost $113,370,501)	$113,144,103
SHORT TERM INVESTMENTS - 26.6%
Money Market Funds - 26.6%
37,252,208	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$37,252,208
1	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	1
4,070,576	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	4,070,576
	TOTAL SHORT TERM INVESTMENTS (Cost $41,322,785)	$41,322,785
	TOTAL INVESTMENTS (Cost $154,693,286) - 99.4% (e)	$154,466,888
	Other Assets in Excess of Liabilities - 0.6%	890,319
	TOTAL NET ASSETS - 100.0%	$155,357,207

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $143,684,979.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	6.1000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	5,479	$151,143,125	$(1,118,679)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	5.9100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	872	24,179,699	(560,759)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	5.8600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	6,351	173,257,023	2,459,446
					$348,579,847	$780,008

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 77.6%
Accommodation - 4.6%
2,846	Airbnb, Inc. (a)	$336,653
1,430	Caesars Entertainment Inc. (a)	57,043
1,737	Hilton Worldwide Holdings, Inc.	263,207
2,183	Las Vegas Sands Corp.	103,605
1,664	Marriott International, Inc. Class A	313,764
1,865	MGM Resorts International	65,126
		1,139,398
Administrative and Support Services - 3.2%
237	Booking Holdings, Inc. (a)	661,126
1,565	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	132,602
		793,728
Amusement, Gambling, and Recreation Industries - 0.2%
643	Wynn Resorts Ltd.	56,443
Apparel Manufacturing - 1.2%
606	Lululemon Athletica, Inc. (a)	238,449
268	Ralph Lauren Corp.	30,158
2,196	VF Corp.	32,347
		300,954
Building Material and Garden Equipment and Supplies Dealers - 6.8%
3,892	Lowe's Companies, Inc.	741,699
2,899	The Home Depot, Inc.	825,316
723	Tractor Supply Co.	139,221
		1,706,236
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 3.9%
1,520	Bath & Body Works, Inc.	45,068
2,263	Ross Stores, Inc.	262,440
7,634	TJX Companies, Inc.	672,326
		979,834
Construction of Buildings - 2.4%
2,023	D.R. Horton, Inc.	211,201
1,677	Lennar Corp. Class A	178,903
21	NVR, Inc. (a)	113,665
1,458	PulteGroup, Inc.	107,294
		611,063
Electrical Equipment, Appliance, and Component Manufacturing - 0.2%
364	Whirlpool Corp.	38,060
Food Services and Drinking Places - 9.5%
182	Chipotle Mexican Grill, Inc. (a)	353,480
803	Darden Restaurants, Inc.	116,861
233	Domino's Pizza, Inc.	78,985
3,413	McDonald's Corp.	894,786
7,608	Starbucks Corp.	701,762
1,862	Yum! Brands, Inc.	225,041
		2,370,915
Shares		Fair Value
Funds, Trusts, and Other Financial Vehicles - 0.4%
1,017	Garmin Ltd. ADR (Switzerland)	$104,273
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 0.3%
1,290	Best Buy Co., Inc.	86,198
General Merchandise Retailers - 19.6%
35,233	Amazon.com, Inc. (a)	4,689,160
3,535	eBay, Inc.	138,678
817	Etsy, Inc. (a)	50,899
		4,878,737
Health and Personal Care Retailers - 0.5%
330	Ulta Beauty, Inc. (a)	125,832
Leather and Allied Product Manufacturing - 3.5%
8,138	NIKE, Inc. Class B	836,342
1,540	Tapestry, Inc.	42,443
		878,785
Management of Companies and Enterprises - 0.5%
6,692	Carnival Corp. ADR (Panama) (a)	76,690
2,826	Norwegian Cruise Line Holdings Ltd. (a)	38,434
		115,124
Merchant Wholesalers, Durable Goods - 1.2%
934	Genuine Parts Co.	120,355
1,777	LKQ Corp.	78,046
351	Mohawk Industries, Inc. (a)	28,213
259	Pool Corp.	81,785
		308,399
Miscellaneous Manufacturing - 0.2%
866	Hasbro, Inc.	39,100
Motor Vehicle and Parts Dealers - 3.0%
121	AutoZone, Inc. (a)	299,733
1,051	CarMax, Inc. (a)	64,206
401	O'Reilly Automotive, Inc. (a)	373,106
		737,045
Support Activities for Transportation - 0.4%
915	Expedia, Inc. (a)	87,190
Transportation Equipment Manufacturing - 16.0%
1,879	Aptiv PLC ADR (United Kingdom) (a)	163,849
1,562	BorgWarner, Inc.	57,638
26,114	Ford Motor Co.	254,611
9,139	General Motors Co.	257,720
16,181	Tesla Motors, Inc. (a)	3,249,792
		3,983,610
	TOTAL COMMON STOCKS (Cost $19,890,705)	$19,340,924

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 38.4%
Money Market Funds - 38.4%
3,730,981	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$3,730,981
5,840,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	5,840,000
7,716	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	7,716
	TOTAL SHORT TERM INVESTMENTS (Cost $9,578,697)	$9,578,697
	TOTAL INVESTMENTS (Cost $29,469,402) - 116.0% (c)	$28,919,621
	Liabilities in Excess of Other Assets - (16.0)%	(3,997,468)
	TOTAL NET ASSETS - 100.0%	$24,922,153

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $25,118,318.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Consumer Discretionary Select Sector Index	5.9000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	4,270	$6,028,483	$351,678
Total return of Consumer Discretionary Select Sector Index	5.9100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	5,901	9,397,869	(359,228)
Total return of Consumer Discretionary Select Sector Index	5.8600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	25,906	43,073,497	(3,809,013)
					$58,499,849	$(3,816,563)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 73.1%
Accommodation - 2.1%
21,535	Airbnb, Inc. (a)	$2,547,375
Administrative and Support Services - 1.9%
29,035	Cloudflare, Inc. (a)	1,645,994
40,333	Teladoc Health, Inc. (a)	667,108
		2,313,102
Computer and Electronic Product Manufacturing - 13.9%
38,483	Alphabet, Inc. Class A (a)	4,774,971
32,738	Alphabet, Inc. Class C (a)	4,102,071
14,166	Arista Networks, Inc. (a)	2,838,441
86,473	Cisco Systems, Inc.	4,507,838
146,157	CommScope Holding Co., Inc. (a)	216,312
		16,439,633
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 1.6%
62,876	Pinterest, Inc. (a)	1,878,735
Food Services and Drinking Places - 1.6%
25,381	DoorDash, Inc. (a)	1,902,306
General Merchandise Retailers - 9.9%
65,477	Amazon.com, Inc. (a)	8,714,334
46,381	eBay, Inc.	1,819,527
18,450	Etsy, Inc. (a)	1,149,435
		11,683,296
Motion Picture and Sound Recording Industries - 3.6%
10,306	Netflix, Inc. (a)	4,242,877
Motor Vehicle and Parts Dealers - 0.5%
20,356	Carvana Co. (a)	549,612
Professional, Scientific, and Technical Services - 16.7%
25,145	Ciena Corp. (a)	1,061,119
19,735	GoDaddy, Inc. (a)	1,445,194
46,899	Juniper Networks, Inc.	1,262,521
34,476	Match Group, Inc. (a)	1,192,870
23,443	Meta Platforms, Inc. (a)	7,062,673
36,890	Nutanix, Inc. (a)	1,335,049
144,833	Snap, Inc. (a)	1,449,778
18,057	Snowflake, Inc. (a)	2,620,612
11,426	Workday, Inc. (a)	2,418,999
		19,848,815
Publishing Industries - 16.6%
16,602	Akamai Technologies, Inc. (a)	1,715,485
11,258	Atlassian Corp. (a)	2,033,645
35,504	Box, Inc. (a)	882,629
36,252	Confluent, Inc. (a)	1,048,045
23,053	Datadog, Inc. (a)	1,878,128
27,512	DocuSign, Inc. (a)	1,069,667
43,964	Dropbox, Inc. (a)	1,156,253
34,464	Fastly, Inc. (a)	505,587
18,444	Okta, Inc. (a)	1,243,310
21,560	Salesforce.com, Inc. (a)	4,329,895
Shares		Fair Value
Publishing Industries (continued)
26,583	Smartsheet, Inc. (a)	$1,051,092
10,603	Veeva Systems, Inc. (a)	2,043,304
60,618	ZoomInfo Technologies, Inc. (a)	785,609
		19,742,649
Real Estate - 1.2%
194,156	Opendoor Technologies, Inc. (a)	368,896
7,087	Zillow Group, Inc. Class A (a)	251,801
21,247	Zillow Group, Inc. Class C (a)	770,204
		1,390,901
Telecommunications - 3.5%
51,506	PayPal Holdings, Inc. (a)	2,668,011
25,013	Zoom Video Communications, Inc. (a)	1,500,280
		4,168,291
	TOTAL COMMON STOCKS (Cost $83,178,386)	$86,707,592
SHORT TERM INVESTMENTS - 18.7%
Money Market Funds - 18.7%
7,897,035	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$7,897,035
14,313,581	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	14,313,581
	TOTAL SHORT TERM INVESTMENTS (Cost $22,210,616)	$22,210,616
	TOTAL INVESTMENTS (Cost $105,389,001) - 91.8% (c)	$108,918,208
	Other Assets in Excess of Liabilities - 8.2%	9,715,942
	TOTAL NET ASSETS - 100.0%	$118,634,150

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $106,272,723.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones Internet Composite Index	5.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	144,230	$103,008,251	$(2,712,296)
Total return of Dow Jones Internet Composite Index	5.8800% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	90,528	55,267,033	5,749,637
Total return of Dow Jones Internet Composite Index	5.7100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	57,700	32,482,124	6,415,131
Total return of Dow Jones Internet Composite Index	5.8100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	93,452	54,335,714	8,600,790
					$245,093,122	$18,053,262

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 104.7%
Money Market Funds - 104.7%
23,418,928	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$23,418,928
14,954,720	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	14,954,720
	TOTAL SHORT TERM INVESTMENTS (Cost $38,373,648) (b)	$38,373,648
	TOTAL INVESTMENTS (Cost $38,373,648) - 104.7%	$38,373,648
	Liabilities in Excess of Other Assets - (4.7)%	(1,721,143)
	TOTAL NET ASSETS - 100.0%	$36,652,505

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $21,580,869.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.6100% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	Bank of America Merrill Lynch	12/8/2023	19,432	$14,808,395	$1,376,494
5.5100% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	UBS Securities LLC	12/13/2023	63,563	44,174,329	455,775
5.5100% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	Citibank N.A.	12/19/2023	40,521	27,534,970	(479,078)
5.6400% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	J.P. Morgan	1/23/2024	34,119	23,537,574	176,755
					$110,055,268	$1,529,946

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 74.6%
Administrative and Support Services - 7.6%
9,122	FactSet Research System, Inc.	$3,939,701
17,643	FleetCor Technologies, Inc. (a)	3,972,674
37,680	Moody's Corp.	11,605,440
383,308	Visa, Inc. Class A	90,115,711
		109,633,526
Amusement, Gambling, and Recreation Industries - 0.5%
61,988	Global Payments, Inc.	6,584,366
Chemical Manufacturing - 1.0%
136,512	IntercontinentalExchange, Inc.	14,666,849
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 1.2%
145,407	Fiserv, Inc. (a)	16,540,046
Credit Intermediation and Related Activities - 26.6%
138,759	American Express Co.	20,262,977
1,649,256	Bank of America Corp.	43,441,403
185,776	Bank of New York Mellon Corp.	7,895,480
90,982	Capital One Financial Corp.	9,215,567
459,372	Citigroup, Inc.	18,140,600
112,658	Citizens Financial Group, Inc.	2,639,577
31,443	Comerica, Inc.	1,238,854
59,616	Discover Financial Services	4,893,281
141,319	Fidelity National Information Services, Inc.	6,940,176
162,433	Fifth Third Bancorp	3,851,286
345,415	Huntington Bancshares, Inc.	3,333,255
693,278	JPMorgan Chase & Co.	96,407,239
223,271	KeyCorp	2,281,830
39,590	M&T Bank Corp.	4,463,772
198,481	MasterCard, Inc. Class A	74,698,324
49,350	Northern Trust Corp.	3,252,659
95,001	PNC Financial Services Group, Inc.	10,874,764
223,869	Regions Financial Corp.	3,252,817
76,019	State Street Corp.	4,913,108
99,768	Synchrony Financial	2,798,492
317,755	Truist Financial Corp.	9,011,532
371,424	U.S. Bancorp	11,840,997
872,822	Wells Fargo & Co.	34,712,131
35,348	Zions Bancorp	1,090,486
		381,450,607
Funds, Trusts, and Other Financial Vehicles - 0.3%
53,483	T. Rowe Price Group, Inc.	4,840,212
Insurance Carriers and Related Activities - 23.8%
128,980	Aflac, Inc.	10,074,628
62,365	Allstate Corp.	7,990,827
169,837	American International Group, Inc.	10,412,706
48,404	Aon PLC ADR (United Kingdom)	14,976,198
88,989	Arch Capital Group Ltd. ADR (a)	7,713,566
51,436	Arthur J. Gallagher & Co.	12,112,664
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
12,634	Assurant, Inc.	$1,881,203
435,065	Berkshire Hathaway, Inc. Class B (a)	148,500,736
56,140	Brown & Brown, Inc.	3,897,239
98,001	Chubb Limited ADR (Switzerland)	21,032,975
37,419	Cincinnati Financial Corp.	3,729,552
10,344	Everest Re Group Ltd. ADR	4,092,293
20,773	Globe Life, Inc.	2,417,146
72,971	Hartford Financial Services Group, Inc.	5,359,720
44,108	Loews Corp.	2,823,353
117,827	Marsh & McLennan Companies, Inc.	22,345,891
150,671	MetLife, Inc.	9,041,767
53,046	Principal Financial Group, Inc.	3,590,153
139,649	Progressive Corp.	22,077,110
86,599	Prudential Financial, Inc.	7,918,613
54,580	Travelers Companies, Inc.	9,138,875
48,547	W.R. Berkley Corp.	3,273,039
25,005	Willis Towers Watson PLC ADR (Ireland) (a)	5,898,429
		340,298,683
Professional, Scientific, and Technical Services - 0.2%
17,372	Jack Henry & Associates, Inc.	2,449,278
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 12.5%
24,471	Ameriprise Financial, Inc.	7,697,842
33,482	BlackRock, Inc.	20,500,359
25,152	CBOE Holdings, Inc.	4,122,161
354,766	Charles Schwab Corp.	18,462,023
85,824	CME Group, Inc.	18,319,991
67,854	Franklin Resources, Inc.	1,546,393
78,652	Goldman Sachs Group, Inc.	23,879,534
107,009	Invesco Ltd. ADR (a)	1,387,907
8,988	MarketAxess Holdings, Inc. (a)	1,921,185
304,377	Morgan Stanley	21,555,979
18,862	MSCI, Inc. Class A	8,894,376
80,881	NASDAQ OMX Group, Inc.	4,011,698
44,849	Raymond James Financial, Inc.	4,280,389
77,627	S&P Global, Inc.	27,115,887
169,307	The Blackstone Group, Inc.	15,635,501
		179,331,225
Telecommunications - 0.9%
261,919	PayPal Holdings, Inc. (a)	13,567,404
	TOTAL COMMON STOCKS (Cost $1,104,653,773)	$1,069,362,196
SHORT TERM INVESTMENTS - 29.4%
Money Market Funds - 29.4%
237,313,095	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$237,313,095
36,332,856	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	36,332,856

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Money Market Funds (continued)
105,658,457	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	$105,658,457
42,451,610	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	42,451,610
	TOTAL SHORT TERM INVESTMENTS (Cost $421,756,018)	$421,756,018
	TOTAL INVESTMENTS (Cost $1,526,409,791) - 104.0% (c)	$1,491,118,214
	Liabilities in Excess of Other Assets - (4.0)%	(58,693,579)
	TOTAL NET ASSETS - 100.0%	$1,432,424,635

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,218,183,662.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Financials Select Sector Index	6.2000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	1,035,000	$426,973,211	$(27,470,584)
Total return of Financials Select Sector Index	5.8600% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	1,250,855	498,550,237	(833,397)
Total return of Financials Select Sector Index	6.0600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	507,409	209,186,735	(7,941,430)
Total return of Financials Select Sector Index	5.9700% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	816,782	323,383,994	(2,472,116)
Total return of Financials Select Sector Index	5.8100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	607,026	241,925,493	(4,751,602)
Total return of Financials Select Sector Index	6.0400% representing 1 month SOFR rate + spread	Societe Generale	12/15/2023	1,111,605	458,734,658	(22,478,883)
Total return of Financials Select Sector Index	6.1100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	695,392	292,441,019	(23,559,623)
Total return of Financials Select Sector Index	5.8600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	2,075,333	876,363,665	(73,041,275)
					$3,327,559,012	$(162,548,910)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 94.8%
Money Market Funds - 94.8%
76,726,030	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$76,726,030
16,102,959	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	16,102,959
66,119,232	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	66,119,232
	TOTAL SHORT TERM INVESTMENTS (Cost $158,948,221) (b)	$158,948,221
	TOTAL INVESTMENTS (Cost $158,948,221) - 94.8%	$158,948,221
	Other Assets in Excess of Liabilities - 5.2%	8,668,678
	TOTAL NET ASSETS - 100.0%	$167,616,899

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $95,179,582.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.5600% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Goldman Sachs	12/7/2023	204,121	$81,945,862	$767,930
5.8600% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Bank of America Merrill Lynch	12/8/2023	272,771	113,530,484	6,502,629
5.7900% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	J.P. Morgan	12/12/2023	422,845	180,432,484	13,887,313
5.5600% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	UBS Securities LLC	12/13/2023	204,098	86,382,596	5,884,391
5.6900% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Societe Generale	12/18/2023	158,000	66,172,334	4,011,109
					$528,463,760	$31,053,372

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 80.9%
Ambulatory Health Care Services - 1.2%
1,453	DaVita, Inc. (a)	$112,216
2,391	Laboratory Corp. of America Holdings	477,555
1,573	Molina Healthcare, Inc. (a)	523,730
3,028	Quest Diagnostics, Inc.	393,943
32,366	Viatris, Inc.	288,057
		1,795,501
Chemical Manufacturing - 31.5%
47,624	AbbVie, Inc.	6,723,556
14,432	Amgen, Inc.	3,690,263
3,908	Biogen, Inc. (a)	928,306
4,248	Bio-Techne Corp.	232,068
56,367	Bristol-Myers Squibb Co.	2,904,592
4,864	Catalent, Inc. (a)	167,273
21,516	Eli Lilly and Company	11,918,358
33,619	Gilead Sciences, Inc.	2,640,436
5,019	Incyte Corp. (a)	270,675
68,466	Merck & Co., Inc.	7,031,458
152,337	Pfizer, Inc.	4,655,419
2,880	Regeneron Pharmaceuticals, Inc. (a)	2,246,083
6,964	Vertex Pharmaceuticals, Inc. (a)	2,521,734
1,993	West Pharmaceutical Services, Inc.	634,352
12,420	Zoetis, Inc.	1,949,940
		48,514,513
Computer and Electronic Product Manufacturing - 7.9%
7,970	Agilent Technologies, Inc.	823,859
563	Bio-Rad Laboratories, Inc. (a)	154,983
17,731	Danaher Corp.	3,404,706
10,554	GE HealthCare Technologies, Inc.	702,580
6,609	Hologic, Inc. (a)	437,317
2,240	IDEXX Laboratories, Inc. (a)	894,813
4,271	Illumina, Inc. (a)	467,333
3,349	PerkinElmer, Inc.	277,465
10,413	Thermo Fisher Scientific, Inc.	4,631,390
1,595	Waters Corp. (a)	380,455
		12,174,901
Health and Personal Care Retailers - 1.6%
34,655	CVS Health Corp.	2,391,541
Hospitals - 0.9%
5,431	HCA Healthcare, Inc.	1,228,166
1,677	Universal Health Services, Inc. Class B	211,118
		1,439,284
Insurance Carriers and Related Activities - 13.9%
14,610	Centene Corp. (a)	1,007,798
7,986	Cigna Corp.	2,469,271
6,358	Elevance Health, Inc.	2,861,672
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
3,343	Humana, Inc.	$1,750,696
24,993	UnitedHealth Group, Inc.	13,385,251
		21,474,688
Machinery Manufacturing - 0.4%
590	Mettler-Toledo International, Inc. (a)	581,268
Management of Companies and Enterprises - 2.9%
46,823	Abbott Laboratories	4,427,115
Merchant Wholesalers, Durable Goods - 0.1%
3,524	Henry Schein, Inc. (a)	228,989
Merchant Wholesalers, Nondurable Goods - 2.0%
6,870	Cardinal Health, Inc.	625,170
4,498	Cencora, Inc.	832,805
3,640	McKesson Corp.	1,657,510
		3,115,485
Miscellaneous Manufacturing - 17.3%
1,921	Align Technology, Inc. (a)	354,597
13,664	Baxter International, Inc.	443,124
7,827	Becton, Dickinson & Co.	1,978,509
39,507	Boston Scientific Corp. (a)	2,022,363
5,712	Dentsply Sirona, Inc.	173,702
10,466	DexCom, Inc. (a)	929,695
16,403	Edwards Lifesciences Corp. (a)	1,045,199
1,884	Insulet Corp. (a)	249,762
9,481	Intuitive Surgical, Inc. (a)	2,486,108
64,972	Johnson & Johnson	9,637,946
35,917	Medtronic PLC ADR (Ireland)	2,534,304
3,965	ResMed, Inc.	559,937
2,662	Steris PLC ADR (Ireland)	558,967
9,120	Stryker Corp.	2,464,406
1,268	Teleflex, Inc.	234,263
1,336	The Cooper Companies, Inc.	416,498
5,638	Zimmer Biomet Holdings, Inc.	588,664
		26,678,044
Professional, Scientific, and Technical Services - 1.2%
1,383	Charles River Laboratories International, Inc. (a)	232,842
4,941	IQVIA Holdings, Inc. (a)	893,481
8,934	Moderna, Inc. (a)	678,626
		1,804,949
	TOTAL COMMON STOCKS (Cost $135,052,967)	$124,626,278
SHORT TERM INVESTMENTS - 37.9%
Money Market Funds - 37.9%
12,083,973	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$12,083,973
6,523,058	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	6,523,058

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Money Market Funds (continued)
39,835,857	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	$39,835,857
	TOTAL SHORT TERM INVESTMENTS (Cost $58,442,888)	$58,442,888
	TOTAL INVESTMENTS (Cost $193,495,855) - 118.8% (c)	$183,069,166
	Liabilities in Excess of Other Assets - (18.8)%	(29,004,221)
	TOTAL NET ASSETS - 100.0%	$154,064,945

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $166,512,451.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Health Care Select Sector Index	5.9000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	160,000	$216,609,650	$(21,543,119)
Total return of Health Care Select Sector Index	5.9500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	62,880	80,016,254	(1,955,095)
Total return of Health Care Select Sector Index	5.9100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	45,395	61,865,903	(6,168,406)
					$358,491,807	$(29,666,620)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 63.9%
Building Material and Garden Equipment and Supplies Dealers - 5.8%
21,498	Lowe's Companies, Inc.	$4,096,874
23,101	MasterBrand, Inc. (a)	256,652
15,142	The Home Depot, Inc.	4,310,776
		8,664,302
Construction of Buildings - 37.5%
13,081	Beazer Homes USA, Inc. (a)	316,429
12,655	Century Communities, Inc.	778,283
135,197	D.R. Horton, Inc.	14,114,567
10,076	Dream Finders Home, Inc. (a)	198,396
11,283	Green Brick Partners , Inc. (a)	436,652
34,508	KB Home	1,525,254
5,888	Lennar Corp.	580,616
112,134	Lennar Corp. Class A	11,962,455
9,097	LGI Homes, Inc. (a)	859,757
26,480	M.D.C Holdings, Inc.	1,004,916
12,343	M/I Homes, Inc. (a)	1,012,990
16,325	Meritage Homes Corp.	1,861,377
1,448	NVR, Inc. (a)	7,837,474
97,444	PulteGroup, Inc.	7,170,904
48,601	Taylor Morrison Home Corp. (a)	1,862,390
48,553	Toll Brothers, Inc.	3,433,183
43,958	TRI Pointe Group, Inc. (a)	1,101,587
		56,057,230
Fabricated Metal Product Manufacturing - 0.9%
10,556	PGT Innovations, Inc. (a)	316,047
7,720	Simpson Manufacturing Company, Inc.	1,028,149
		1,344,196
Furniture and Related Product Manufacturing - 0.1%
2,964	American Woodmark Corp. (a)	199,270
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 1.1%
4,128	Ethan Allen Interiors, Inc.	108,401
19,258	Floor & Decor Holdings, Inc. (a)(b)	1,586,859
		1,695,260
Machinery Manufacturing - 0.2%
22,749	Hayward Holdings, Inc. (a)	238,865
Management of Companies and Enterprises - 0.5%
27,022	AZEK Company, Inc. (a)	707,976
Merchant Wholesalers, Durable Goods - 5.3%
9,589	Beacon Roofing Supply, Inc. (a)	682,449
22,620	Builders FirstSource, Inc. (a)	2,454,722
22,956	Fortune Brands Home & Security, Inc.	1,280,945
24,097	Leggett & Platt, Inc.	564,593
5,783	Lennox International, Inc.	2,142,833
9,562	Mohawk Industries, Inc. (a)	768,593
		7,894,135
Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 2.9%
18,344	The Sherwin Williams Co.	$4,369,724
Nonmetallic Mineral Product Manufacturing - 2.0%
6,411	Eagle Materials, Inc.	986,717
16,252	Owens Corning	1,842,489
5,961	Quanex Building Products Corp.	160,053
		2,989,259
Specialty Trade Contractors - 2.9%
10,471	Installed Building Products, Inc.	1,169,297
14,100	TopBuild Corp. (a)	3,225,516
		4,394,813
Wood Product Manufacturing - 4.7%
3,584	Cavco Industries, Inc. (a)	894,244
15,387	JELD-WEN Holding, Inc. (a)	174,335
40,692	Masco Corp.	2,119,646
3,979	Masonite International Corp. ADR (a)	314,898
23,595	Skyline Champion Corp. (a)	1,383,375
19,640	Trex Company, Inc. (a)	1,103,964
11,193	UFP Industries, Inc.	1,065,238
		7,055,700
	TOTAL COMMON STOCKS (Cost $89,636,799)	$95,610,730
SHORT TERM INVESTMENTS - 37.7%
Money Market Funds - 37.7%
28,519,900	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$28,519,900
3,331,539	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (c)	3,331,539
5,440,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	5,440,000
18,998,868	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	18,998,868
	TOTAL SHORT TERM INVESTMENTS (Cost $56,290,307)	$56,290,307
	TOTAL INVESTMENTS (Cost $145,927,106) - 101.6% (e)	$151,901,037
	Liabilities in Excess of Other Assets - (1.6)%	(2,341,903)
	TOTAL NET ASSETS - 100.0%	$149,559,134

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $127,308,335.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Home Construction Index	6.1000% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	2,620	$35,357,266	$(952,699)
Total return of Dow Jones U.S. Select Home Construction Index	5.8600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	7,893	95,157,401	5,883,548
Total return of Dow Jones U.S. Select Home Construction Index	5.8600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,529	20,580,845	(513,298)
Total return of Dow Jones U.S. Select Home Construction Index	5.8100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	11,859	127,700,386	23,614,537
Total return of Dow Jones U.S. Select Home Construction Index	5.8100% representing 1 month SOFR rate + spread	Goldman Sachs	8/13/2024	2,940	40,335,712	(1,772,283)
					$319,131,610	$26,259,805

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 72.2%
Administrative and Support Services - 5.4%
427	Allegion PLC ADR (Ireland)	$41,999
2,005	Automatic Data Processing, Inc.	437,531
575	Broadridge Financial Solutions, Inc.	98,118
598	Equifax, Inc.	101,403
522	Robert Half International, Inc.	39,030
1,367	Rollins, Inc.	51,413
1,794	Waste Management, Inc.	294,808
		1,064,302
Air Transportation - 1.4%
620	Alaska Air Group, Inc. (a)	19,611
3,180	American Airlines Group, Inc. (a)	35,457
3,132	Delta Air Lines, Inc.	97,875
2,898	Southwest Airlines Co.	64,422
1,596	United Continental Holdings, Inc. (a)	55,876
		273,241
Building Material and Garden Equipment and Supplies Dealers - 0.3%
258	Snap-on, Inc.	66,548
Computer and Electronic Product Manufacturing - 7.6%
1,124	AMETEK, Inc.	158,225
1,713	Fortive Corp.	111,825
920	L3 Harris Technologies, Inc.	165,057
693	Northrop Grumman Corp.	326,701
2,005	Otis Worldwide Corp.	154,806
7,084	Raytheon Technologies Corp.	576,567
		1,493,181
Couriers and Messengers - 3.9%
1,126	FedEx Corp.	270,353
3,520	United Parcel Service, Inc. Class B	497,200
		767,553
Electrical Equipment, Appliance, and Component Manufacturing - 2.7%
606	A.O. Smith Corp.	42,274
342	Axon Enterprise, Inc. (a)	69,936
2,780	Emerson Electric Co.	247,337
302	Generac Holdings, Inc. (a)	25,389
559	Rockwell Automation, Inc.	146,911
		531,847
Fabricated Metal Product Manufacturing - 0.6%
804	Pentair PLC ADR (Ireland)	46,729
745	Stanley Black & Decker, Inc.	63,362
		110,091
Machinery Manufacturing - 14.0%
4,077	Carrier Global Corp.	194,310
2,483	Caterpillar, Inc.	561,282
689	Cummins, Inc.	149,030
1,327	Deere & Co.	484,833
5,297	General Electric Co.	575,413
368	IDEX Corp.	70,439
1,968	Ingersoll Rand, Inc.	119,418
264	Nordson Corp.	56,124
625	Parker Hannifin Corp.	230,569
Shares		Fair Value
Machinery Manufacturing (continued)
1,111	Trane Technologies PLC ADR (Ireland)	$211,434
1,172	Xylem, Inc.	109,629
		2,762,481
Merchant Wholesalers, Durable Goods - 5.0%
421	Cintas Corp.	213,498
4,228	Copart, Inc. (a)	184,003
2,780	Fastenal Co.	162,185
260	Hubbell, Inc.	70,226
194	Huntington Ingalls Industries, Inc.	42,645
3,311	Johnson Controls International PLC ADR (Ireland)	162,305
217	W.W. Grainger, Inc.	158,373
		993,235
Merchant Wholesalers, Nondurable Goods - 1.5%
1,340	Illinois Tool Works, Inc.	300,321
Miscellaneous Manufacturing - 2.1%
2,686	3M Co.	244,292
681	Dover Corp.	88,496
964	Textron, Inc.	73,264
		406,052
National Security and International Affairs - 0.3%
668	Leidos Holdings, Inc.	66,212
Primary Metal Manufacturing - 0.4%
1,906	Howmet Aerospace, Inc.	84,055
Professional, Scientific, and Technical Services - 4.8%
1,942	Eaton Corp PLC ADR (Ireland)	403,761
613	Jacobs Solutions, Inc.	81,713
1,561	Paychex, Inc.	173,349
240	Paycom Software, Inc.	58,793
1,066	Veralto Corp. (a)	73,554
705	Verisk Analytics, Inc. Class A	160,289
		951,459
Publishing Industries - 0.2%
758	Ceridian HCM Holding, Inc. (a)	48,519
Rail Transportation - 4.6%
9,765	CSX Corp.	291,485
2,967	Union Pacific Corp.	615,979
		907,464
Rental and Leasing Services - 0.7%
332	United Rentals, Inc.	134,882
Specialty Trade Contractors - 0.6%
706	Quanta Services, Inc.	117,987
Support Activities for Transportation - 2.1%
566	C.H. Robinson Worldwide, Inc.	46,316
720	Expeditors International of Washington, Inc.	78,660
398	J.B. Hunt Transport Services, Inc.	68,404
1,105	Norfolk Southern Corp.	210,823
		404,203
Transportation Equipment Manufacturing - 12.1%
2,759	Boeing Co. (a)	515,436
1,103	General Dynamics Corp.	266,165

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Transportation Equipment Manufacturing (continued)
3,232	Honeywell International, Inc.	$592,296
1,091	Lockheed Martin Corp.	496,012
2,545	Paccar, Inc.	210,039
268	TransDigm Group, Inc. (a)	221,928
871	Wabtec Corp.	92,344
		2,394,220
Truck Transportation - 0.8%
436	Old Dominion Freight Line, Inc.	164,224
Waste Management and Remediation Services - 0.8%
1,001	Republic Services, Inc.	148,638
Wood Product Manufacturing - 0.3%
1,094	Masco Corp.	56,986
	TOTAL COMMON STOCKS (Cost $15,803,607)	$14,247,701
SHORT TERM INVESTMENTS - 35.2%
Money Market Funds - 35.2%
1,922,663	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$1,922,663
4,740,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	4,740,000
288,144	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	288,144
	TOTAL SHORT TERM INVESTMENTS (Cost $6,950,807)	$6,950,807
	TOTAL INVESTMENTS (Cost $22,754,414) - 107.4% (c)	$21,198,508
	Liabilities in Excess of Other Assets - (7.4)%	(1,456,736)
	TOTAL NET ASSETS - 100.0%	$19,741,772

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,338,618.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Industrials Select Sector Index	5.8600% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	4,382	$4,318,086	$(80,261)
Total return of Industrials Select Sector Index	5.8100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	9,272	9,203,317	(144,828)
Total return of Industrials Select Sector Index	5.6600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	31,705	31,921,425	(1,213,176)
					$45,442,828	$(1,438,265)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 77.6%
Administrative and Support Services - 3.8%
11,434	Royalty Pharma PLC ADR (United Kingdom)	$307,232
Ambulatory Health Care Services - 6.7%
4,138	Axsome Therapeutics, Inc. (a)	257,714
33,012	Viatris, Inc.	293,807
		551,521
Chemical Manufacturing - 58.9%
6,514	Aclaris Therapeutics, Inc. (a)	32,440
4,035	Amphastar Pharmaceuticals, Inc. (a)	182,664
922	ANI Pharmaceuticals, Inc. (a)	56,924
5,486	Bristol-Myers Squibb Co.	282,694
7,248	Cassava Sciences, Inc. (a)(b)	146,047
6,884	Catalent, Inc. (a)	236,741
2,387	Collegium Pharmaceutical, Inc. (a)	51,941
3,690	Corcept Therapeutics, Inc. (a)	103,615
9,459	CymaBay Therapeutics, Inc. (a)	154,938
28,795	Elanco Animal Health, Inc. (a)	253,684
568	Eli Lilly and Company	314,632
4,228	Evolus, Inc. (a)	32,133
3,612	Harmony Biosciences Holdings, Inc. (a)	85,027
4,821	Innoviva, Inc. (a)	59,829
5,686	Intra-Cellular Therapies, Inc. (a)	282,935
2,448	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	310,945
986	Ligand Pharmaceuticals, Inc. (a)	51,558
3,060	Merck & Co., Inc.	314,262
17,300	Organon & Co.	255,867
5,411	Pacira Pharmaceuticals, Inc. (a)	152,915
9,848	Perrigo Co. PLC ADR (Ireland)	272,199
9,744	Pfizer, Inc.	297,777
2,511	Phathom Pharmaceuticals, Inc. (a)(b)	23,352
6,278	Pliant Therapeutics, Inc. (a)	92,098
2,334	Prestige Consumer Healthcare, Inc. (a)	138,546
18,592	Revance Therapeutics, Inc. (a)	146,691
3,754	Supernus Pharmaceuticals, Inc. (a)	89,533
3,905	Theravance Biopharma, Inc. ADR (a)	36,863
5,460	Ventyx Biosciences, Inc. (a)	78,733
1,798	Zoetis, Inc.	282,286
		4,819,869
Computer and Electronic Product Manufacturing - 0.4%
10,742	Ocular Therapeutix, Inc. (a)	30,615
Merchant Wholesalers, Nondurable Goods - 2.6%
10,246	Amylxy Pharmaceuticals, Inc. (a)	167,112
3,018	Tarsus Pharmaceuticals, Inc. (a)	42,976
		210,088
Shares		Fair Value
Miscellaneous Manufacturing - 3.8%
2,079	Johnson & Johnson	$308,399
Professional, Scientific, and Technical Services - 1.4%
3,199	Arvinas, Inc. (a)	51,568
4,681	Harrow, Inc. (a)	67,102
		118,670
	TOTAL COMMON STOCKS (Cost $7,023,024)	$6,346,394
SHORT TERM INVESTMENTS - 63.4%
Money Market Funds - 63.4%
1,459,177	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$1,459,177
1,930,595	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	1,930,595
1,796,249	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	1,796,249
	TOTAL SHORT TERM INVESTMENTS (Cost $5,186,021)	$5,186,021
	TOTAL INVESTMENTS (Cost $12,209,045) - 141.0% (e)	$11,532,415
	Liabilities in Excess of Other Assets - (41.0)%	(3,352,208)
	TOTAL NET ASSETS - 100.0%	$8,180,207

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,727,251.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Pharmaceuticals Select Industry Index	5.9500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	1,034	$4,466,844	$(215,199)
Total return of S&P Pharmaceuticals Select Industry Index	5.7600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,878	9,091,159	(1,664,604)
Total return of S&P Pharmaceuticals Select Industry Index	5.9100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	1,502	7,254,705	(1,351,447)
					$20,812,708	$(3,231,250)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 73.7%
Accommodation - 1.0%
28,310	Host Hotels & Resorts, Inc.	$438,239
Administrative and Support Services - 1.5%
11,607	Iron Mountain, Inc.	685,625
Professional, Scientific, and Technical Services - 1.9%
8,412	Extra Space Storage, Inc.	871,399
Real Estate - 58.5%
6,191	Alexandria Real Estate Equities, Inc.	576,568
18,546	American Tower Corp.	3,304,712
5,649	AvalonBay Communities, Inc.	936,265
5,743	Boston Properties, Inc.	307,652
4,245	Camden Property Trust	360,316
12,330	CBRE Group, Inc. Class A (a)	854,962
17,249	Crown Castle International Corp.	1,603,812
12,040	Digital Realty Trust, Inc.	1,497,294
13,714	Equity Residential	758,796
2,559	Essex Property Trust, Inc.	547,421
2,916	Federal Realty Investment Trust	265,910
21,761	Healthpeak Properties, Inc.	338,384
22,879	Invitation Homes, Inc.	679,278
24,652	Kimco Realty Corp.	442,257
4,643	Mid-America Apartment Communities, Inc.	548,570
36,755	Prologis, Inc.	3,703,066
6,291	Public Storage	1,501,725
28,195	Realty Income Corp.	1,335,879
6,532	Regency Centers Corp.	393,618
13,012	Simon Property Group, Inc.	1,429,889
12,054	UDR, Inc.	383,438
16,007	Ventas, Inc.	679,657
40,311	VICI Properties, Inc.	1,124,677
20,634	Welltower, Inc.	1,725,209
29,070	Weyerhaeuser Co.	834,018
		26,133,373
Telecommunications - 8.1%
3,720	Equinix, Inc.	2,714,261
4,314	SBA Communications Corp.	900,030
		3,614,291
Shares		Fair Value
Web Search Portals, Libraries, Archives, and Other Information Services - 2.7%
16,247	CoStar Group, Inc. (a)	$1,192,692
	TOTAL COMMON STOCKS (Cost $36,676,339)	$32,935,619
SHORT TERM INVESTMENTS - 53.4%
Money Market Funds - 53.4%
593,737	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$593,737
23,294,219	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	23,294,219
	TOTAL SHORT TERM INVESTMENTS (Cost $23,887,956)	$23,887,956
	TOTAL INVESTMENTS (Cost $60,564,295) - 127.1% (c)	$56,823,575
	Liabilities in Excess of Other Assets - (27.1)%	(12,112,258)
	TOTAL NET ASSETS - 100.0%	$44,711,317

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $46,648,455.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Real Estate Select Sector Index	5.3600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	441,966	$82,956,486	$(11,920,697)
Total return of Real Estate Select Sector Index	5.8400% representing 1 month SOFR rate + spread	J.P. Morgan	1/8/2024	181,196	29,585,511	(210,366)
					$112,541,997	$(12,131,063)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 103.3%
Money Market Funds - 103.3%
78,938,893	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$78,938,893
78,061,067	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	78,061,067
	TOTAL SHORT TERM INVESTMENTS (Cost $156,999,960) (b)	$156,999,960
	TOTAL INVESTMENTS (Cost $156,999,960) - 103.3%	$156,999,960
	Liabilities in Excess of Other Assets - (3.3)%	(5,039,150)
	TOTAL NET ASSETS - 100.0%	$151,960,810

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $99,602,062.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.1600% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	Bank of America Merrill Lynch	12/8/2023	596,723	$116,715,038	$21,028,520
5.5200% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	J.P. Morgan	12/12/2023	1,456,828	232,072,700	(4,248,491)
5.1100% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	UBS Securities LLC	12/13/2023	753,766	142,940,087	22,065,480
					$491,727,825	$38,845,509

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 67.7%
Credit Intermediation and Related Activities - 61.9%
7,340	1st Source Corp.	$334,851
9,997	Amerant Bancorp, Inc.	182,245
59,471	Ameris Bancorp	2,218,268
234,552	Associated Banc-Corp	3,802,088
60,439	Atlantic Union Bankshares Corp.	1,741,248
61,238	Axos Financial, Inc. (a)	2,206,405
10,817	BancFirst Corp.	877,367
105,852	Bank of Hawaii Corp. (b)	5,228,030
206,368	Bank OZK	7,390,038
128,750	BankUnited, Inc.	2,808,038
28,565	Banner Corp.	1,205,729
34,656	Berkshire Hills Bancorp, Inc. (a)	679,604
29,041	BOK Financial Corp.	1,902,766
79,114	Brookline Bancorp, Inc.	643,988
203,044	Cadence Bank	4,300,472
7,321	Camden National Corp.	213,480
124,979	Capitol Federal Financial, Inc.	649,891
43,166	Cathay General Bancorp	1,463,759
379,632	Citizens Financial Group, Inc.	8,894,778
9,088	City Holding Co.	825,009
6,454	Coastal Financial Corp. (a)	239,895
281,675	Columbia Banking System, Inc.	5,540,547
86,595	Commerce Bancshares, Inc.	3,798,057
63,775	Community Bank System, Inc.	2,547,811
6,785	Community Trust Bancorp, Inc.	254,845
32,105	ConnectOne Bancorp, Inc.	522,990
63,293	Customers Bancorp, Inc. (a)	2,545,012
171,350	CVB Financial Corp.	2,676,487
26,422	Dime Community Bancshares, Inc.	485,901
46,199	Eagle Bancorp, Inc.	899,957
154,461	East West Bancorp, Inc.	8,282,199
104,403	Eastern Bankshares, Inc.	1,149,477
26,791	Enterprise Financial Services Corp.	931,523
338,384	F.N.B. Corp.	3,617,325
23,392	FB Financial Corp.	687,023
28,496	First Bancorp	826,954
182,080	First BanCorp ADR	2,430,768
15,057	First Bancshares, Inc.	364,681
28,588	First Busey Corp.	567,758
80,328	First Commonwealth Financial Corp.	978,395
46,665	First Financial Bancorp	863,303
72,591	First Financial Bankshares, Inc.	1,745,814
6,505	First Financial Corp.	223,837
130,814	First Hawaiian, Inc.	2,345,495
878,327	First Horizon National Corp.	9,442,015
34,690	First Merchants Corp. (a)	947,384
19,330	Flushing Finanicial Corp.	238,532
179,276	Fulton Financial Corp.	2,328,795
116,175	Glacier Bancorp, Inc.	3,507,323
3,779	Great Southern Bancorp, Inc.	187,892
89,357	Hancock Holding Co.	3,076,562
28,011	Hanmi Financial Corp. Class A	411,202
19,409	HarborOne Bancorp, Inc.	190,985
27,252	Heartland Financial USA, Inc.	746,705
43,807	Heritage Commerce Corp.	358,341
32,446	Heritage Financial Corp.	527,896
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
47,927	Hilltop Holdings, Inc.	$1,323,744
134,303	Hope Bancorp, Inc.	1,176,494
32,009	Horizon Bancorp, Inc.	303,765
955,896	Huntington Bancshares, Inc.	9,224,396
34,309	Independent Bank Corp. (Massachusetts)	1,674,279
11,525	Independent Bank Corp. (Michigan)	229,924
37,626	Independent Bank Group, Inc.	1,330,079
29,987	International Bancshares Corp.	1,314,330
37,134	Kearny Financial Corp.	257,710
31,318	Lakeland Bancorp, Inc.	353,267
19,928	Lakeland Financial Corp.	981,454
30,939	Live Oak Bancshares, Inc.	892,590
85,321	M&T Bank Corp.	9,619,943
5,442	Mercantile Bank Corp.	179,259
30,090	Meta Financial Group, Inc.	1,362,776
8,793	Midland States Bancorp, Inc.	191,863
30,870	NBT Bancorp, Inc.	1,033,219
874,631	New York Community Bancorp, Inc.	8,291,502
6,401	Nicolet Bankshares, Inc. (a)	466,121
90,991	Northwest Bancshares, Inc.	948,126
38,384	OceanFirst Financial Corp.	485,942
30,690	OFG Bancorp ADR	909,038
297,942	Old National Bancorp	4,081,805
23,313	Old Second Bancorp, Inc.	316,124
14,047	Origin Bancorp, Inc.	415,651
72,650	Pacific Premier Bancorp, Inc.	1,380,350
1,323,632	PacWest Bancorp	9,371,315
6,578	Park National Corp.	666,943
9,869	Peapack-Gladstone Financial Corp.	230,639
17,527	Peoples Bancorp, Inc.	483,395
77,311	Pinnacle Financial Partners, Inc.	4,821,114
60,409	Popular, Inc. ADR	3,929,001
13,769	Preferred Bank	820,219
24,578	Premier Financial Corp.	426,428
109,633	Prosperity Bancshares, Inc.	5,979,384
78,918	Provident Financial Services, Inc.	1,108,798
579,832	Regions Financial Corp.	8,424,959
34,598	Renasant Corp.	843,845
21,820	S&T Bancorp, Inc.	562,083
44,726	Sandy Spring Bancorp, Inc.	914,647
80,702	Seacoast Banking Corp. of Florida	1,630,987
81,403	Simmons First National Corp. (a)	1,156,737
20,292	Southside Bancshares, Inc.	541,796
24,857	Stellar Bancorp, Inc.	540,391
198,584	Synovus Financial Corp.	5,177,085
51,313	Texas Capital Bancshares, Inc. (a)	2,825,294
45,985	The Bancorp, Inc. (a)	1,639,365
7,212	Tompkins Financial Corp.	361,177
35,877	Towne Bank	858,895
12,628	TriCo Bancshares	408,516
20,837	Triumph Bancorp, Inc. (a)	1,297,103
348,912	Truist Financial Corp.	9,895,144
11,385	TrustCo Bank Corp. NY	290,659
38,794	Trustmark Corp.	780,147

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
58,560	UMB Financial Corp.	$3,672,883
143,707	United Bankshares, Inc.	4,087,027
86,775	United Community Banks, Inc.	1,916,860
18,086	Univest Corp. of Pennsylvania	301,313
550,214	Valley National Bancorp	4,280,665
71,202	Washington Federal, Inc.	1,757,265
18,399	Washington Trust Bancorp, Inc.	426,673
157,088	Webster Financial Corp.	5,964,631
29,114	WesBanco, Inc.	710,090
20,712	Westamerica Bancorp	978,435
215,486	Western Alliance Bancorp	8,856,475
66,969	Wintrust Financial Corp.	5,001,915
35,981	WSFS Financial Corp.	1,273,727
297,559	Zions Bancorp	9,179,695
		277,195,211
Management of Companies and Enterprises - 5.6%
99,140	Banc of California, Inc.	1,111,359
14,490	Byline Bancorp, Inc.	274,875
26,186	Central Pacific Financial Corp.	413,215
21,827	Colmombia Financial, Inc. (a)	351,415
79,220	Cullen/Frost Bankers, Inc.	7,208,228
102,292	First Foundation, Inc.	464,406
116,651	First Interstate BancSystem, Inc.	2,691,139
154,267	Home Bancshares, Inc.	3,154,760
27,752	Metropolitan Bank Holding Corp. (a)	899,442
28,367	National Bank Holdings Corp.	884,483
31,213	ServisFirst Bancshares, Inc.	1,472,005
68,209	South State Corp.	4,508,615
15,286	Stock Yards Bancorp, Inc.	597,836
69,820	Veritex Holdings, Inc.	1,202,300
		25,234,078
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.2%
11,333	CrossFirst Bankshares, Inc. (a)	119,903
11,078	QCR Holdings, Inc.	525,651
		645,554
	TOTAL COMMON STOCKS (Cost $313,354,027)	$303,074,843
SHORT TERM INVESTMENTS - 34.4%
Money Market Funds - 34.4%
70,121,985	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$70,121,985
49,813,843	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (c)	49,813,843
9,230,054	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	9,230,054
Shares		Fair Value
Money Market Funds (continued)
25,037,219	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	$25,037,219
	TOTAL SHORT TERM INVESTMENTS (Cost $154,203,101)	154,203,101
	TOTAL INVESTMENTS (Cost $467,557,128) - 102.1% (e)	$457,277,944
	Liabilities in Excess of Other Assets - (2.1)%	(9,497,315)
	TOTAL NET ASSETS - 100.0%	$447,780,629

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $353,667,819.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Regional Banks Select Industry Index	5.8100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	240,383	$305,000,354	$(6,183,063)
Total return of S&P Regional Banks Select Industry Index	5.8100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	25,000	32,959,841	(2,118,241)
Total return of S&P Regional Banks Select Industry Index	5.8500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	129,653	157,468,245	3,950,479
Total return of S&P Regional Banks Select Industry Index	5.9600% representing 1 month SOFR rate + spread	Societe Generale	12/18/2023	30,000	41,190,936	(4,062,184)
Total return of S&P Regional Banks Select Industry Index	5.8600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	159,427	209,171,510	(11,427,391)
Total return of S&P Regional Banks Select Industry Index	5.8100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	250,000	311,653,119	(2,470,009)
					$1,057,444,005	$(22,310,409)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 74.2%
Administrative and Support Services - 1.2%
32,876	Revolve Group, Inc. (a)	$452,045
Building Material and Garden Equipment and Supplies Dealers - 1.0%
1,974	Tractor Supply Co.	380,114
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 20.0%
8,054	Abercrombie & Fitch Co. Class A (a)	489,844
8,415	Academy Sports & Outdoors Inc.	377,329
26,852	American Eagle Outfitters, Inc.	469,104
11,763	Bath & Body Works, Inc.	348,773
5,020	Boot Barn Holdings, Inc. (a)	348,890
12,467	Caleres, Inc.	318,906
53,061	Chicos FAS, Inc. (a)	396,896
35,751	Designer Brands, Inc.	361,443
23,669	Foot Locker, Inc.	496,812
38,099	Gap, Inc.	487,667
6,309	Genesco, Inc. (a)	172,930
18,603	Guess?, Inc.	399,964
29,328	Nordstrom, Inc. (b)	410,005
3,597	Ross Stores, Inc.	417,144
9,396	Shoe Carnival, Inc.	214,980
5,738	Signet Jewelers Ltd. ADR	400,685
10,152	The Buckle, Inc.	342,833
4,694	TJX Companies, Inc.	413,401
13,480	Urban Outfitters, Inc. (a)	466,678
25,927	Victoria's Secret & Co. (a)	463,575
		7,797,859
Food and Beverage Retailers - 5.2%
18,171	Albertsons Companies, Inc. Class A	394,311
13,995	Grocery Outlet Holding Corp. (a)	387,242
2,430	Ingles Markets, Inc.	194,934
9,148	Kroger Co.	415,045
10,780	Sprouts Farmers Market, Inc. (a)	452,976
3,073	Weis Markets, Inc.	200,052
		2,044,560
Food Services and Drinking Places - 1.2%
1,776	Casey's General Stores, Inc.	482,912
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 1.9%
5,863	Best Buy Co., Inc.	391,766
24,243	GameStop Corp. Class A (a)(b)	333,826
		725,592
General Merchandise Retailers - 15.8%
3,105	Amazon.com, Inc. (a)	413,244
6,429	BJ's Wholesale Club Holdings, Inc. (a)	437,943
2,750	Burlington Stores, Inc. (a)	332,833
779	Costco Wholesale Corp.	430,351
1,346	Dillard's, Inc. Class A	417,866
3,375	Dollar General Corp.	401,760
3,701	Dollar Tree, Inc. (a)	411,144
9,886	eBay, Inc.	387,828
6,397	Etsy, Inc. (a)	398,533
2,658	Five Below, Inc. (a)	462,439
17,750	Kohl's Corp.	400,263
Shares		Fair Value
General Merchandise Retailers (continued)
36,356	Macy's, Inc.	$442,816
4,052	PriceSmart, Inc.	253,209
3,471	Target Corp.	384,552
2,623	Wal-Mart Stores, Inc.	428,624
406	Winmark Corp.	163,748
		6,167,153
Health and Personal Care Retailers - 4.1%
46,169	Sally Beauty Holdings, Inc. (a)	392,437
1,038	Ulta Beauty, Inc. (a)	395,800
19,525	Walgreens Boots Alliance, Inc.	411,587
29,641	Warby Parker, Inc. (a)	384,740
		1,584,564
Merchant Wholesalers, Durable Goods - 0.3%
1,569	America's Car-Mart, Inc. (a)	105,092
Miscellaneous Manufacturing - 1.8%
25,466	National Vision Holdings, Inc. (a)	395,741
87,271	Petco Health & Wellness Co., Inc. (a)	301,958
		697,699
Motor Vehicle and Parts Dealers - 11.2%
6,645	Advance Auto Parts, Inc.	345,739
1,931	Asbury Automotive Group, Inc. (a)	369,536
2,824	AutoNation, Inc. (a)	367,346
164	AutoZone, Inc. (a)	406,249
5,291	CarMax, Inc. (a)	323,227
9,143	Carvana Co. (a)	246,861
1,635	Group 1 Automotive, Inc.	412,560
8,443	MarineMax, Inc. (a)	231,169
1,371	Murphy USA, Inc.	497,248
448	O'Reilly Automotive, Inc. (a)	416,837
2,689	Penske Automotive Group, Inc.	384,742
7,242	Sonic Automotive, Inc.	346,530
		4,348,044
Printing and Related Support Activities - 0.1%
7,066	Arko Corp.	53,348
Rental and Leasing Services - 0.8%
12,140	Upbound Group, Inc.	316,368
Repair and Maintenance - 1.0%
12,684	Valvoline, Inc.	376,334
Sporting Goods, Hobby, Musical Instrument, Book, and Miscellaneous Retailers - 7.7%
19,516	Camping World Holdings, Inc.	326,893
18,676	Chewy, Inc. (a)	361,007
3,854	Dick's Sporting Goods, Inc.	412,185
9,110	Hibbett Sports, Inc.	419,698
75,460	Leslie's, Inc. (a)	372,772
11,562	Monro Muffler Brake, Inc.	286,969
5,589	Ollie's Bargain Outlet Holdings, Inc. (a)	431,694
8,954	The ODP Corp. (a)	402,214
		3,013,432

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Truck Transportation - 0.9%
1,444	Lithia Motors, Inc. Class A	$349,751
	TOTAL COMMON STOCKS (Cost $29,491,682)	$28,894,867
SHORT TERM INVESTMENTS - 35.0%
Money Market Funds - 35.0%
5,962,962	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$5,962,962
1	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	1
7,683,140	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	7,683,140
	TOTAL SHORT TERM INVESTMENTS (Cost $13,646,103)	$13,646,103
	TOTAL INVESTMENTS (Cost $43,137,785) - 109.2% (e)	$42,540,970
	Liabilities in Excess of Other Assets - (9.2)%	(3,586,751)
	TOTAL NET ASSETS - 100.0%	$38,954,219

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $34,787,777.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Retail Select Industry® Index	5.8100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	6,592	$41,886,344	$(1,677,142)
Total return of S&P Retail Select Industry® Index	5.9000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	2,392	15,099,350	(421,540)
Total return of S&P Retail Select Industry® Index	5.7600% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	5,238	33,346,794	(1,382,236)
					$90,332,488	$(3,480,918)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 83.7%
Accommodation - 1.7%
15,831	Caesars Entertainment Inc. (a)	$631,499
11,360	MGM Resorts International	396,691
		1,028,190
Administrative and Support Services - 3.2%
2,698	Equifax, Inc.	457,500
1,949	FleetCor Technologies, Inc. (a)	438,856
1,541	Moody's Corp.	474,628
6,117	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	518,294
		1,889,278
Air Transportation - 0.6%
33,222	American Airlines Group, Inc. (a)	370,425
Amusement, Gambling, and Recreation Industries - 0.8%
5,855	The Walt Disney Co. (a)	477,709
Apparel Manufacturing - 0.8%
30,523	VF Corp.	449,604
Broadcasting and Content Providers - 2.3%
1,203	Charter Communications, Inc. (a)	484,568
42,529	Paramount Global Class B	462,716
41,780	Warner Bros Discovery, Inc. (a)	415,293
		1,362,577
Chemical Manufacturing - 3.8%
2,715	Albemarle Corp.	344,208
11,844	Catalent, Inc. (a)	407,315
4,711	Celanese Corp.	539,457
6,422	Eastman Chemical Co.	479,916
3,637	PPG Industries, Inc.	446,514
		2,217,410
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.7%
13,184	Bath & Body Works, Inc.	390,906
Computer and Electronic Product Manufacturing - 21.8%
6,796	Advanced Micro Devices, Inc. (a)	669,406
4,207	Alphabet, Inc. Class C (a)	527,137
2,753	Analog Devices, Inc.	433,129
2,930	Apple, Inc.	500,356
622	Broadcom, Inc.	523,332
8,786	Fortinet, Inc. (a)	502,296
15,934	HP, Inc.	419,542
1,053	IDEXX Laboratories, Inc. (a)	420,642
2,952	Illumina, Inc. (a)	323,008
15,861	Intel Corp.	578,926
7,665	Microchip Technology, Inc.	546,438
8,008	Micron Technology, Inc.	535,495
1,418	Monolithic Power Systems, Inc.	626,387
1,977	NVIDIA Corp.	806,221
2,941	NXP Semiconductors NV ADR (Netherlands)	507,117
7,865	ON Semiconductor Corp. (a)	492,664
5,714	Qorvo, Inc. (a)	499,518
5,214	Qualcomm, Inc.	568,274
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
8,122	Seagate Technology Holdings PLC ADR (Ireland)	$554,326
5,848	Skyworks Solutions, Inc.	507,255
3,367	SolarEdge Technologies, Inc. (a)	255,724
5,992	Teradyne, Inc.	498,954
11,076	Trimble, Inc. (a)	522,012
14,144	Western Digital Corp. (a)	567,882
2,579	Zebra Technologies Corp. Class A (a)	540,120
		12,926,161
Credit Intermediation and Related Activities - 8.0%
5,384	Capital One Financial Corp.	545,345
11,411	Comerica, Inc.	449,593
4,879	Discover Financial Services	400,468
18,766	Fifth Third Bancorp	444,942
53,267	KeyCorp	544,389
6,447	Northern Trust Corp.	424,922
7,131	State Street Corp.	460,877
17,013	Synchrony Financial	477,215
17,553	Truist Financial Corp.	497,803
16,680	Zions Bancorp	514,578
		4,760,132
Electrical Equipment, Appliance, and Component Manufacturing - 1.7%
7,280	Generac Holdings, Inc. (a)	612,029
3,630	Whirlpool Corp.	379,553
		991,582
Fabricated Metal Product Manufacturing - 1.7%
7,732	Pentair PLC ADR (Ireland)	449,384
6,221	Stanley Black & Decker, Inc.	529,096
		978,480
Funds, Trusts, and Other Financial Vehicles - 0.9%
5,888	T. Rowe Price Group, Inc.	532,864
General Merchandise Retailers - 1.8%
4,527	Amazon.com, Inc. (a)	602,498
7,866	Etsy, Inc. (a)	490,052
		1,092,550
Leather and Allied Product Manufacturing - 0.8%
4,695	NIKE, Inc. Class B	482,505
Machinery Manufacturing - 2.0%
4,605	Applied Materials, Inc.	609,472
1,006	Lam Research Corp.	591,749
		1,201,221
Management of Companies and Enterprises - 1.8%
47,389	Carnival Corp. ADR (Panama) (a)	543,078
39,449	Norwegian Cruise Line Holdings Ltd. ADR (a)	536,506
		1,079,584
Merchant Wholesalers, Durable Goods - 2.5%
1,245	KLA-Tencor Corp.	584,777
5,643	Mohawk Industries, Inc. (a)	453,584
1,481	Pool Corp.	467,655
		1,506,016

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Mining (except Oil and Gas) - 0.8%
13,316	Freeport-McMoRan Copper & Gold, Inc.	$449,815
Miscellaneous Manufacturing - 0.6%
1,983	Align Technology, Inc. (a)	366,042
Motion Picture and Sound Recording Industries - 1.0%
1,368	Netflix, Inc. (a)	563,192
Motor Vehicle and Parts Dealers - 0.8%
7,320	CarMax, Inc. (a)	447,179
Professional, Scientific, and Technical Services - 5.4%
2,526	EPAM Systems, Inc. (a)	549,582
2,322	IQVIA Holdings, Inc. (a)	419,887
13,557	Match Group, Inc. (a)	469,072
2,187	Meta Platforms, Inc. (a)	658,878
1,961	Paycom Software, Inc.	480,386
1,107	ServiceNow, Inc. (a)	644,108
		3,221,913
Publishing Industries - 7.7%
1,187	Adobe Systems, Inc. (a)	631,555
1,812	Ansys, Inc. (a)	504,207
3,005	Autodesk, Inc. (a)	593,878
9,405	Ceridian HCM Holding, Inc. (a)	602,014
621	Fair Isaac Corp. (a)	525,286
1,270	Intuit, Inc.	628,587
1,638	Microsoft Corp.	553,824
2,523	Salesforce.com, Inc. (a)	506,694
		4,546,045
Real Estate - 0.7%
6,271	CBRE Group, Inc. Class A (a)	434,831
Rental and Leasing Services - 0.8%
1,189	United Rentals, Inc.	483,055
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.3%
800	BlackRock, Inc.	489,824
20,218	Franklin Resources, Inc.	460,768
38,362	Invesco Ltd. ADR (a)	497,555
1,054	MSCI, Inc. Class A	497,014
		1,945,161
Support Activities for Transportation - 0.9%
5,394	Expedia, Inc. (a)	513,994
Telecommunications - 0.8%
8,778	PayPal Holdings, Inc. (a)	454,700
Transportation Equipment Manufacturing - 3.2%
5,892	Aptiv PLC ADR (United Kingdom) (a)	513,782
43,598	Ford Motor Co.	425,081
14,546	General Motors Co.	410,197
2,739	Tesla Motors, Inc. (a)	550,101
		1,899,161
Wood Product Manufacturing - 0.8%
9,238	Masco Corp.	481,207
	TOTAL COMMON STOCKS (Cost $51,952,321)	$49,543,489
Shares		Fair Value
SHORT TERM INVESTMENTS - 35.8%
Money Market Funds - 35.8%
2,072,522	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$2,072,522
10,220,580	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	10,220,580
8,878,234	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	8,878,234
	TOTAL SHORT TERM INVESTMENTS (Cost $21,171,336)	$21,171,336
	TOTAL INVESTMENTS (Cost $73,123,657) - 119.5% (c)	$70,714,825
	Liabilities in Excess of Other Assets - (19.5)%	(11,531,868)
	TOTAL NET ASSETS - 100.0%	$59,182,957

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $57,212,122.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P 500® High Beta Index	5.3400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	645	$10,705,835	$(981,570)
Total return of S&P 500® High Beta Index	5.7100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	2,123	34,814,662	(3,561,489)
Total return of S&P 500® High Beta Index	5.7600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	4,365	70,612,768	(5,763,609)
Total return of S&P 500® High Beta Index	5.8900% representing 1 month SOFR rate + spread	J.P. Morgan	8/13/2024	1,319	21,154,248	(1,263,092)
					$137,287,513	$(11,569,760)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.2%
Money Market Funds - 100.2%
38,748,284	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$38,748,284
11,211,045	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	11,211,045
11,770,172	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	11,770,172
	TOTAL SHORT TERM INVESTMENTS (Cost $61,729,501) (b)	$61,729,501
	TOTAL INVESTMENTS (Cost $61,729,501) - 100.2%	$61,729,501
	Liabilities in Excess of Other Assets - (0.2)%	(110,453)
	TOTAL NET ASSETS - 100.0%	$61,619,048

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,155,504.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.3600% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	Bank of America Merrill Lynch	12/8/2023	1,321	$23,066,666	$3,750,435
5.6700% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	J.P. Morgan	12/12/2023	1,995	31,442,193	1,511,586
5.1100% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	UBS Securities LLC	12/13/2023	5,192	87,796,233	9,598,994
5.5100% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	Barclays	12/20/2023	3,697	59,583,876	3,840,501
					$201,888,968	$18,701,516

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 71.0%
Administrative and Support Services - 0.3%
185,866	Day One Biopharmaceuticals (a)	$2,198,796
Ambulatory Health Care Services - 1.3%
239,361	CareDx, Inc. (a)	1,294,943
45,590	Keros Therapeutics, Inc. (a)	1,301,139
128,821	Natera, Inc. (a)	5,084,565
106,958	Vera Therapeutics, Inc. (a)(b)	1,114,502
		8,795,149
Apparel Manufacturing - 0.1%
254,784	Sana Biotechnology, Inc. (a)	754,161
Chemical Manufacturing - 47.6%
299,520	89BIO, Inc. (a)	2,216,448
46,835	AbbVie, Inc.	6,612,165
263,900	Acadia Pharmaceuticals Inc. (a)	5,956,223
490,573	ADMA Biologics, Inc. (a)	1,658,137
104,778	Agios Pharmaceuticals, Inc. (a)	2,201,386
210,673	Aldeyra Therapeutics, Inc. (a)	360,251
241,954	Alkermes PLC ADR (Ireland) (a)	5,852,867
34,541	Alnylam Pharmaceuticals, Inc. (a)	5,243,324
26,981	Amgen, Inc.	6,899,042
555,431	Amicus Therapeutics, Inc. (a)	6,093,078
124,458	Arcellx, Inc. (a)	4,387,144
104,218	Arcturus Therapeutics Holdings, Inc. (a)	1,990,564
229,449	Arcus Biosciences Inc. (a)	3,604,644
328,863	Arcutis Biotherapeutics, Inc. (a)	739,942
152,082	Avid Bioservices, Inc. (a)	935,304
266,733	Beam Therapeutics, Inc. (a)	5,638,736
633,573	BioCryst Pharmaceuticals, Inc. (a)	3,478,316
27,019	Biogen, Inc. (a)	6,418,093
268,867	Biohaven, Ltd. ADR (a)	7,127,664
77,383	BioMarin Pharmaceutical, Inc. (a)	6,302,845
183,440	Biomea Fusion, Inc. (a)(b)	1,874,757
1,022,654	bluebird bio, Inc. (a)(b)	3,016,829
130,668	Blueprint Medicines Corp. (a)	7,691,118
245,727	BridgeBio Pharma, Inc. (a)	6,398,731
397,892	Caribou Biosciences, Inc. (a)	1,444,348
400,240	Catalyst Pharmaceuticals, Inc. (a)	4,966,978
129,233	Celldex Therapeutics, Inc. (a)	3,039,560
150,373	Cogent Biosciences, Inc. (a)	1,227,044
687,197	Coherus BioSciences, Inc. (a)	2,302,110
155,013	Crinetics Pharmaceuticals, Inc. (a)	4,540,331
109,653	Deciphera Pharmaceuticals, Inc. (a)	1,314,739
179,864	Denali Therapeutics, Inc. (a)	3,386,839
1,491,816	Geron Corp. (a)	2,834,450
91,836	Gilead Sciences, Inc.	7,212,799
181,235	Halozyme Therapeutics, Inc. (a)	6,138,429
444,604	Immunogen, Inc. (a)	6,606,815
109,106	Incyte Corp. (a)	5,884,087
214,523	Insmed, Inc. (a)	5,375,946
184,297	Intellia Therapeutics, Inc. (a)	4,616,640
240,182	Intercept Pharmaceuticals, Inc. (a)	4,546,645
Shares		Fair Value
Chemical Manufacturing (continued)
169,355	Ionis Pharmaceuticals, Inc. (a)	$7,497,346
685,345	Ironwood Pharmaceuticals, Inc. Class A (a)	6,147,545
66,924	iTeos Therapeutics, Inc. (a)	673,255
37,832	Karuna Therapeutics, Inc. (a)	6,303,190
109,091	Kiniksa Pharmaceuticals, Ltd. ADR (a)	1,663,638
56,184	Krystal Biotech, Inc. (a)	6,566,224
35,618	Madrigal Pharmaceuticals, Inc. (a)	4,679,493
671,230	MannKind Corp. (a)	2,879,577
107,647	Mirum Pharmaceuticals, Inc. (a)	2,952,757
109,081	Morphic Holding, Inc. (a)	2,176,166
163,565	Myriad Genetics, Inc. (a)	2,548,343
63,992	Neurocrine Biosciences, Inc. (a)	7,099,272
778,337	Novavax, Inc. (a)(b)	5,183,724
101,125	Prime Medicine, Inc. (a)(b)	656,301
122,937	Prothena Corp. PLC ADR (Ireland) (a)	4,482,283
161,766	PTC Therapeutics, Inc. (a)	3,033,112
76,980	RAPT Therapeutics, Inc. (a)	1,012,287
8,374	Regeneron Pharmaceuticals, Inc. (a)	6,530,799
103,437	REGENXBIO, Inc. (a)	1,333,303
146,550	Replimune Group Inc. (a)	2,135,234
127,611	Rhythm Pharmaceuticals, Inc. (a)	2,949,090
189,369	Rocket Pharmaceuticals, Inc. (a)	3,427,579
553,955	Roivant Sciences Ltd. ADR (Ireland) (a)	4,786,171
323,072	Sage Therapeutics, Inc. (a)	6,051,139
58,185	Sarepta Therapeutics, Inc. (a)	3,916,432
34,117	Seagen, Inc. (a)	7,260,439
734,220	Seres Therapeutics, Inc. (a)	1,123,357
140,819	SpringWorks Therapeutics, Inc. (a)	3,224,755
222,775	Syndax Pharmaceuticals Inc. (a)	3,136,672
671,928	TG Therapeutics, Inc. (a)	5,194,003
283,847	Travere Therapeutics, Inc. (a)	1,839,329
265,777	Twist Bioscience Corp. (a)	4,188,646
143,588	Ultragenyx Pharmaceutical, Inc. (a)	5,083,015
306,420	uniQure N.V. ADR (Netherlands) (a)	1,746,594
30,959	United Therapeutics Corp. (a)	6,899,523
166,657	Veracyte, Inc. (a)	3,453,133
98,253	Vericel Corp. (a)	3,456,541
20,406	Vertex Pharmaceuticals, Inc. (a)	7,389,217
205,652	Viridian Therapeutics, Inc. (a)	2,570,650
86,690	Xencor, Inc. (a)	1,504,071
		322,889,573
Hospitals - 0.6%
75,098	Nuvalent, Inc. (a)	3,911,855
Merchant Wholesalers, Durable Goods - 0.1%
109,310	Dyne Therapeutics, Inc. (a)	770,635

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 2.3%
143,899	Akero Therapeutics, Inc. (a)	$1,715,276
92,580	Cabaletta Bio, Inc. (a)(b)	1,320,191
274,632	Protagonist Therapeutics Inc. (a)	3,993,149
296,246	Relay Therapeutics, Inc. (a)	1,955,224
439,367	Viking Therapeutics, Inc. (a)	4,310,190
157,445	Zentalis Pharmaceuticals, Inc. (a)	2,575,800
		15,869,830
Miscellaneous Manufacturing - 1.8%
176,202	MiMedx Group, Inc. (a)	1,155,885
195,730	Mirati Therapeutics, Inc. (a)	10,868,887
		12,024,772
Professional, Scientific, and Technical Services - 13.6%
96,551	4D Molecular Therapeutics, Inc. (a)	1,036,958
136,253	Acelyrin, Inc (a)	1,387,737
1,318,239	Agenus, Inc. (a)	1,054,591
146,427	Alector, Inc. (a)	761,421
615,648	Allogene Therapeutics, Inc. (a)	1,736,127
48,855	AnaptysBio, Inc. (a)	796,825
212,398	Anavex Life Sciences Corp. (a)(b)	1,185,181
167,971	Apellis Pharmaceuticals, Inc. (a)	8,173,469
860,912	Ardelyx, Inc. (a)	3,400,603
233,384	Arrowhead Pharmaceuticals, Inc. (a)	5,738,913
259,021	Avidity Biosciences, Inc. (a)	1,333,958
139,795	Crispr Therapeutics AG ADR (Switzerland) (a)	5,442,219
193,626	Cytokinetics, Inc. (a)	6,749,802
373,650	Dynavax Technologies Corp. (a)	5,309,567
388,581	Editas Medicine, Inc. (a)	2,595,721
89,041	Exact Sciences Corp. (a)	5,484,035
315,643	Exelixis, Inc. (a)	6,499,089
101,265	IDEAYA Biosciences, Inc. (a)	2,751,370
90,881	Inhibrx, Inc. (a)	1,405,929
182,113	Kura Oncology, Inc. (a)	1,538,855
117,684	Kymera Therapeutics, Inc. (a)	1,373,372
333,225	Lyell Immunopharma, Inc. (a)	551,487
64,822	Moderna, Inc. (a)	4,923,879
77,462	Nurix Therapeutics, Inc. (a)	433,013
866,221	Recursion Pharmaceuticals, Inc. (a)	4,573,647
177,936	Revolution Medicines, Inc. (a)	3,523,133
128,554	Vaxcyte, Inc. (a)	6,183,447
219,775	Verve Therapeutics, Inc. (a)(b)	2,646,091
412,030	Vir Biotechnology, Inc. (a)	3,267,398
		91,857,837
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.6%
156,090	Cerevel Therapeutics Holdings, Inc. (a)	3,691,528
49,402	Disc Medicine, Inc. (a)	2,263,106
409,833	EQRx, Inc. (a)	893,436
232,743	Immunovant Inc. (a)	7,692,156
174,897	POINT Biopharma Global Inc. (a)	2,214,196
620,131	Scilex Holding Co. (a)(b)	1,159,645
		17,914,067
Shares		Fair Value
Support Activities for Transportation - 0.7%
1,173,309	Iovance Biotherapeutics, Inc. (a)	$4,482,040
	TOTAL COMMON STOCKS (Cost $515,672,189)	$481,468,716
SHORT TERM INVESTMENTS - 64.0%
Money Market Funds - 64.0%
292,771,950	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$292,771,950
21,737,527	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (c)	21,737,527
52,610,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	52,610,000
66,622,513	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	66,622,513
	TOTAL SHORT TERM INVESTMENTS (Cost $433,741,990)	$433,741,990
	TOTAL INVESTMENTS (Cost $949,414,179) - 135.0% (e)	$915,210,705
	Liabilities in Excess of Other Assets - (35.0)%	(237,705,788)
	TOTAL NET ASSETS - 100.0%	$677,504,917

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $790,943,224.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Biotechnology Select Industry Index	5.8100% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	48,000	$301,269,600	$(67,843,819)
Total return of S&P Biotechnology Select Industry Index	5.8100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	47,707	261,088,774	(16,124,595)
Total return of S&P Biotechnology Select Industry Index	5.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	32,522	181,669,504	(15,070,825)
Total return of S&P Biotechnology Select Industry Index	5.6500% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	33,095	185,683,703	(17,294,487)
Total return of S&P Biotechnology Select Industry Index	5.8800% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	49,029	306,865,371	(62,461,137)
Total return of S&P Biotechnology Select Industry Index	5.8400% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	52,161	270,255,069	(1,430,840)
Total return of S&P Biotechnology Select Industry Index	6.2600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	38,228	237,110,044	(49,597,848)
					$1,743,942,065	$(229,823,551)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 105.2%
Money Market Funds - 105.2%
26,605,246	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$26,605,246
10,983,606	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	10,983,606
3,850,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	3,850,000
23,691,591	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	23,691,591
	TOTAL SHORT TERM INVESTMENTS (Cost $65,130,443) (b)	$65,130,443
	TOTAL INVESTMENTS (Cost $65,130,443) - 105.2%	$65,130,443
	Liabilities in Excess of Other Assets - (5.2)%	(3,206,093)
	TOTAL NET ASSETS - 100.0%	$61,924,350

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $41,006,795.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.5100% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Goldman Sachs	12/7/2023	10,776	$58,390,871	$3,032,165
5.6100% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	12/8/2023	7,148	40,318,376	3,658,078
5.3900% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	J.P. Morgan	12/12/2023	3,599	19,835,377	1,392,712
5.4200% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	UBS Securities LLC	12/13/2023	2,314	16,487,852	5,178,515
5.5800% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Citibank N.A.	12/19/2023	8,403	44,576,129	1,356,308
5.5600% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Barclays	12/20/2023	3,780	26,435,584	7,953,880
					$206,044,189	$22,571,658

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 78.6%
Computer and Electronic Product Manufacturing - 64.3%
3,698,680	Advanced Micro Devices, Inc. (a)	$364,319,980
1,076,301	Analog Devices, Inc.	169,334,436
3,556,072	ASE Technology Holding Co., Ltd. (Taiwan)	26,492,737
424,406	Broadcom, Inc.	357,082,476
8,660,793	Intel Corp.	316,118,945
746,136	Lattice Semiconductor Corp. (a)	41,492,623
3,356,891	Marvell Technology, Inc.	158,512,393
2,389,125	Microchip Technology, Inc.	170,320,721
2,794,996	Micron Technology, Inc.	186,901,383
345,214	MKS Instruments, Inc.	22,666,751
249,134	Monolithic Power Systems, Inc.	110,052,453
792,021	NVIDIA Corp.	322,986,164
950,572	NXP Semiconductors NV ADR (Netherlands)	163,907,130
1,986,399	ON Semiconductor Corp. (a)	124,428,033
532,839	Qorvo, Inc. (a)	46,580,786
1,707,195	Qualcomm, Inc.	186,067,183
594,227	Rambus, Inc. (a)	32,284,353
872,115	Skyworks Solutions, Inc.	75,647,255
1,479,343	STMicroelectronics NV ADR (Netherlands)	56,185,447
1,927,371	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	166,351,391
841,748	Teradyne, Inc.	70,092,356
1,810,793	Texas Instruments, Inc.	257,150,714
4,062,634	United Microelectronics Corp. ADR (Taiwan) (b)	28,925,954
679,674	Wolfspeed, Inc. (a)	23,000,168
		3,476,901,832
Machinery Manufacturing - 9.6%
1,280,527	Applied Materials, Inc.	169,477,748
272,086	ASML Holding NV ADR (Netherlands)	162,927,818
176,581	Axcelis Technologies, Inc. (a)	22,514,077
278,957	Lam Research Corp.	164,088,087
		519,007,730
Merchant Wholesalers, Durable Goods - 4.7%
818,123	Entegris, Inc.	72,027,549
390,313	KLA-Tencor Corp.	183,330,016
		255,357,565
	TOTAL COMMON STOCKS (Cost $4,053,301,406)	$4,251,267,127
Shares		Fair Value
SHORT TERM INVESTMENTS - 32.5%
Money Market Funds - 32.5%
565,827,859	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$565,827,859
866,990,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (c)	866,990,000
211,780,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	211,780,000
20,969,883	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (c)	20,969,883
93,000,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 5.26% (c)	93,000,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,758,567,742)	$1,758,567,742
	TOTAL INVESTMENTS (Cost $5,811,869,148) - 111.1% (e)	$6,009,834,869
	Liabilities in Excess of Other Assets - (11.1)%	(600,283,723)
	TOTAL NET ASSETS - 100.0%	$5,409,551,146

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,186,951,033.

ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of ICE Semiconductor Index	6.2600% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	1,656,053	$1,357,624,419	$(128,066,922)
Total return of ICE Semiconductor Index	6.1600% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	2,657,190	2,109,825,503	(116,543,670)
Total return of ICE Semiconductor Index	5.9600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	2,510,318	1,731,820,347	103,726,498
Total return of ICE Semiconductor Index	5.9300% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	1,430,363	903,462,726	147,028,001
Total return of ICE Semiconductor Index	6.1400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	2,276,091	1,878,499,468	(179,505,455)
Total return of ICE Semiconductor Index	5.7900% representing 1 month SOFR rate + spread	Societe Generale	12/18/2023	200,000	172,627,368	(25,018,654)
Total return of ICE Semiconductor Index	6.1700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	1,998,400	1,309,564,909	151,133,447
Total return of ICE Semiconductor Index	6.1600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	3,179,181	2,567,222,977	(190,608,706)
					$12,030,647,717	$(237,855,461)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 108.3%
Money Market Funds - 108.3%
441,745,352	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$441,745,352
106,247,714	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	106,247,714
68,473,245	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	68,473,245
152,490,607	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	152,490,607
	TOTAL SHORT TERM INVESTMENTS (Cost $768,956,918) (b)	$768,956,918
	TOTAL INVESTMENTS (Cost $768,956,918) - 108.3%	$768,956,918
	Liabilities in Excess of Other Assets - (8.3)%	(58,851,217)
	TOTAL NET ASSETS - 100.0%	$710,105,701

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $467,183,121.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.4100% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	BNP Paribas	12/5/2023	454,756	$381,513,658	$40,913,009
5.4600% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Goldman Sachs	12/7/2023	487,077	379,166,147	12,847,234
5.7600% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Bank of America Merrill Lynch	12/8/2023	310,628	262,413,247	32,214,589
5.6600% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	J.P. Morgan	12/12/2023	282,587	232,073,364	21,280,093
5.7200% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	UBS Securities LLC	12/13/2023	437,856	367,969,987	40,837,835
5.5900% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Societe Generale	12/18/2023	200,000	156,774,638	7,035,903
5.8900% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Citibank N.A.	12/19/2023	347,631	292,544,238	33,914,223
5.6400% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Barclays	12/20/2023	309,147	276,591,742	48,181,838
					$2,349,047,021	$237,224,724

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 77.8%
Administrative and Support Services - 0.3%
15,486	Gartner, Inc. (a)	$5,141,972
Computer and Electronic Product Manufacturing - 40.2%
317,710	Advanced Micro Devices, Inc. (a)	31,294,435
117,309	Amphenol Corp. Class A	9,449,240
98,592	Analog Devices, Inc.	15,511,479
2,128,126	Apple, Inc.	363,420,077
49,344	Arista Networks, Inc. (a)	9,887,057
81,107	Broadcom, Inc.	68,240,997
801,348	Cisco Systems, Inc.	41,774,271
26,811	Enphase Energy, Inc. (a)	2,133,619
128,175	Fortinet, Inc. (a)	7,327,765
170,588	HP, Inc.	4,491,582
823,579	Intel Corp.	30,060,633
179,171	International Business Machines Corp.	25,915,293
35,087	Keysight Technologies, Inc. (a)	4,282,368
107,060	Microchip Technology, Inc.	7,632,307
215,368	Micron Technology, Inc.	14,401,658
9,446	Monolithic Power Systems, Inc.	4,172,676
32,832	Motorola Solutions, Inc.	9,142,399
41,425	NetApp, Inc.	3,014,911
162,822	NVIDIA Corp.	66,398,812
50,746	NXP Semiconductors NV ADR (Netherlands)	8,750,133
84,873	ON Semiconductor Corp. (a)	5,316,445
19,272	Qorvo, Inc. (a)	1,684,758
219,501	Qualcomm, Inc.	23,923,414
21,001	Roper Technologies, Inc.	10,260,459
37,882	Seagate Technology Holdings PLC ADR (Ireland)	2,585,447
31,305	Skyworks Solutions, Inc.	2,715,396
11,065	SolarEdge Technologies, Inc. (a)	840,387
30,294	Teradyne, Inc.	2,522,581
178,579	Texas Instruments, Inc.	25,360,004
48,753	Trimble, Inc. (a)	2,297,729
62,897	Western Digital Corp. (a)	2,525,315
10,148	Zebra Technologies Corp. Class A (a)	2,125,296
		809,458,943
Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
61,726	TE Connectivity Ltd. ADR (Switzerland)	7,274,409
Machinery Manufacturing - 1.9%
165,193	Applied Materials, Inc.	21,863,294
26,252	Lam Research Corp.	15,441,951
		37,305,245
Merchant Wholesalers, Durable Goods - 0.6%
26,884	KLA-Tencor Corp.	12,627,415
Shares		Fair Value
Nonmetallic Mineral Product Manufacturing - 0.2%
150,965	Corning, Inc.	$4,039,823
Professional, Scientific, and Technical Services - 6.5%
124,069	Accenture PLC Class A ADR (Ireland)	36,859,659
26,339	CDW Corp.	5,278,336
99,303	Cognizant Technology Solutions Corp. Class A	6,402,065
11,440	EPAM Systems, Inc. (a)	2,489,001
11,649	F5 Networks, Inc. (a)	1,765,872
63,183	Juniper Networks, Inc.	1,700,886
309,591	Oracle Corp.	32,011,709
60,179	Palto Alto Networks, Inc. (a)	14,624,701
40,094	ServiceNow, Inc. (a)	23,328,694
9,314	Teledyne Technologies, Inc. (a)	3,488,931
17,635	VeriSign, Inc. (a)	3,521,004
		131,470,858
Publishing Industries - 27.6%
89,669	Adobe Systems, Inc. (a)	47,709,288
29,915	Akamai Technologies, Inc. (a)	3,091,117
17,112	Ansys, Inc. (a)	4,761,585
42,018	Autodesk, Inc. (a)	8,304,017
53,486	Cadence Design Systems, Inc. (a)	12,828,617
4,905	Fair Isaac Corp. (a)	4,148,992
253,937	Hewlett Packard Enterprise Co.	3,905,551
55,071	Intuit, Inc.	27,257,392
1,134,404	Microsoft Corp.	383,553,337
110,670	NortonLifeLock, Inc.	1,843,762
23,381	PTC, Inc. (a)	3,283,160
191,542	Salesforce.com, Inc. (a)	38,467,380
29,943	Synopsys, Inc. (a)	14,056,442
8,238	Tyler Technologies, Inc. (a)	3,071,950
		556,282,590
Utilities - 0.1%
21,023	First Solar, Inc. (a)	2,994,726
	TOTAL COMMON STOCKS (Cost $1,546,340,994)	$1,566,595,981
SHORT TERM INVESTMENTS - 25.8%
Money Market Funds - 25.8%
302,880,436	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$302,880,436
75,216,397	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	75,216,397
7,220,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	7,220,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Money Market Funds (continued)
135,213,642	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	$135,213,642
	TOTAL SHORT TERM INVESTMENTS (Cost $520,530,475)	$520,530,475
	TOTAL INVESTMENTS (Cost $2,066,871,469) - 103.6% (c)	$2,087,126,456
	Liabilities in Excess of Other Assets - (3.6)%	(72,165,722)
	TOTAL NET ASSETS - 100.0%	$2,014,960,734

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,693,990,300.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Technology Select Sector Index	5.8100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	534,748	$919,908,276	$(43,407,171)
Total return of Technology Select Sector Index	5.9100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	439,917	690,612,215	23,591,099
Total return of Technology Select Sector Index	5.9100% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	265,000	461,785,620	(28,732,882)
Total return of Technology Select Sector Index	6.0000% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	485,000	712,785,822	68,768,062
Total return of Technology Select Sector Index	6.0300% representing 1 month SOFR rate + spread	Societe Generale	12/18/2023	100,000	179,951,583	(17,476,311)
Total return of Technology Select Sector Index	6.1500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	359,712	530,575,654	50,720,926
Total return of Technology Select Sector Index	5.9000% representing 1 month SOFR rate + spread	Barclays	12/20/2023	41,041	73,578,715	(6,730,817)
Total return of Technology Select Sector Index	6.1000% representing 1 month SOFR rate + spread	BNP Paribas	12/26/2023	485,320	826,196,928	(28,593,582)
					$4,395,394,813	$18,139,324

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 114.0%
Money Market Funds - 114.0%
75,121,955	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$75,121,955
15,075,761	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	15,075,761
6,642,088	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	6,642,088
33,661,534	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	33,661,534
	TOTAL SHORT TERM INVESTMENTS (Cost $130,501,338) (b)	$130,501,338
	TOTAL INVESTMENTS (Cost $130,501,338) - 114.0%	$130,501,338
	Liabilities in Excess of Other Assets - (14.0)%	(16,001,124)
	TOTAL NET ASSETS - 100.0%	$114,500,214

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $74,152,553.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3500% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	BNP Paribas	12/5/2023	27,379	$47,538,229	$2,605,421
5.5100% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Goldman Sachs	12/7/2023	46,709	76,683,013	(302,760)
5.6600% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	J.P. Morgan	12/12/2023	17,210	27,761,921	(652,785)
5.7000% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/13/2023	12,012	21,212,312	1,551,031
5.7100% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	12/14/2023	26,902	44,325,558	111,690
5.6400% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Societe Generale	12/18/2023	15,000	24,608,279	(76,747)
5.7900% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/19/2023	42,712	73,110,956	2,983,211
5.5400% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Barclays	12/20/2023	20,000	32,203,358	(218,333)
					$347,443,626	$6,000,728

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 70.4%
Administrative and Support Services - 1.1%
2,880	GXO Logistics, Inc. (a)	$145,469
2,834	RXO, Inc. (a)	49,623
		195,092
Air Transportation - 8.4%
3,082	Alaska Air Group, Inc. (a)	97,484
367	Allegiant Travel Co.	24,449
15,828	American Airlines Group, Inc. (a)	176,482
14,692	Delta Air Lines, Inc.	459,125
1,251	Hawaiian Holdings, Inc. (a)	5,267
8,072	JetBlue Airways Corp. (a)	30,351
1,019	Skywest, Inc. (a)	42,971
14,429	Southwest Airlines Co.	320,757
2,645	Spirit Airlines, Inc.	30,365
7,946	United Continental Holdings, Inc. (a)	278,189
		1,465,440
Couriers and Messengers - 14.0%
1,336	Air Transport Services Group, Inc. (a)	26,146
2,381	FedEx Corp.	571,678
13,085	United Parcel Service, Inc. Class B	1,848,256
		2,446,080
Management of Companies and Enterprises - 0.1%
976	Sun Country Airlines Holdings, Inc. (a)	12,708
233	U-Haul Holding Co. (a)	11,445
		24,153
Rail Transportation - 16.7%
20,611	CSX Corp.	615,238
11,026	Union Pacific Corp.	2,289,108
		2,904,346
Rental and Leasing Services - 1.2%
478	Avis Budget Group, Inc. (a)	77,818
3,243	Hertz Global Holdings, Inc. (a)	27,339
1,103	Ryder System, Inc.	107,587
		212,744
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
8,908	Joby Aviation, Inc. (a)(b)	46,945
Support Activities for Transportation - 11.1%
2,820	C.H. Robinson Worldwide, Inc.	230,761
3,583	Expeditors International of Washington, Inc.	391,443
623	Forward Air Corp.	40,127
762	Hub Group, Inc. (a)	52,388
1,979	J.B. Hunt Transport Services, Inc.	340,131
855	Matson, Inc.	74,428
3,088	Norfolk Southern Corp.	589,159
2,810	XPO Logistics, Inc. (a)	213,026
		1,931,463
Shares		Fair Value
Transit and Ground Passenger Transportation - 9.4%
8,233	Lyft, Inc. (a)	$75,497
36,104	Uber Technologies, Inc. (a)	1,562,581
		1,638,078
Truck Transportation - 6.6%
582	ArcBest Corp.	63,368
1,112	Heartland Express, Inc.	12,966
3,906	Knight-Swift Transportation Holdings, Inc. Class A	190,964
1,399	Marten Transport Ltd.	24,595
1,446	Old Dominion Freight Line, Inc.	544,651
643	Saia, Inc. (a)	230,509
910	Schneider National, Inc.	23,050
1,535	Werner Enterprises, Inc.	55,751
		1,145,854
Warehousing and Storage - 0.8%
871	Landstar System, Inc.	143,523
Water Transportation - 0.7%
1,029	Genco Shipping & Trading, Ltd. ADR	13,552
1,443	Kirby Corp. (a)	107,792
		121,344
	TOTAL COMMON STOCKS (Cost $12,626,975)	$12,275,062
SHORT TERM INVESTMENTS - 52.6%
Money Market Funds - 52.6%
4,702,944	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$4,702,944
4,470,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (c)	4,470,000
	TOTAL SHORT TERM INVESTMENTS (Cost $9,172,944)	$9,172,944
	TOTAL INVESTMENTS (Cost $21,799,919) - 123.0% (e)	$21,448,006
	Liabilities in Excess of Other Assets - (23.0)%	(4,023,774)
	TOTAL NET ASSETS - 100.0%	$17,424,232

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments, continued

October 31, 2023

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,603,739.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Transportation Select Industry FMC Capped Index	5.9500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	2,267	$12,579,219	$(1,491,970)
Total return of S&P Transportation Select Industry FMC Capped Index	5.9100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	5,796	31,064,118	(2,493,445)
					$43,643,337	$(3,985,415)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 69.0%
Oil and Gas Extraction - 2.7%
24,838	Dominion Energy, Inc.	$1,001,469
Utilities - 66.3%
19,876	AES Corp.	296,152
7,502	Alliant Energy Corp.	366,023
7,798	Ameren Corp.	590,387
15,292	American Electric Power Co., Inc.	1,155,158
5,778	American Water Works Co., Inc.	679,782
4,406	Atmos Energy Corp.	474,350
18,737	CenterPoint Energy, Inc.	503,650
8,661	CMS Energy Corp.	470,639
10,238	Consolidated Edison, Inc.	898,794
9,546	Constellation Energy Corp.	1,077,934
6,120	DTE Energy Co.	589,846
22,879	Duke Energy Corp.	2,033,714
11,375	Edison International	717,307
6,277	Entergy Corp.	600,018
6,817	Evergy, Inc.	334,987
10,362	Eversource Energy	557,372
29,542	Exelon Corp.	1,150,365
15,318	FirstEnergy Corp.	545,321
60,069	NextEra Energy, Inc.	3,502,023
12,268	NiSource, Inc.	308,663
6,803	NRG Energy, Inc.	288,311
62,074	PG&E Corp. (a)	1,011,806
3,363	Pinnacle West Capital Corp.	249,467
21,879	PPL Corp.	537,567
14,815	Public Service Enterprise Group, Inc.	913,345
18,680	Sempra Energy	1,308,160
32,370	Southern Co.	2,178,501
9,363	WEC Energy Group, Inc.	762,055
16,369	Xcel Energy, Inc.	970,191
		25,071,888
	TOTAL COMMON STOCKS (Cost $26,915,789)	$26,073,357
Shares		Fair Value
SHORT TERM INVESTMENTS - 37.8%
Money Market Funds - 37.8%
11,474,795	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$11,474,795
1,568,593	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	1,568,593
1,272,571	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	1,272,571
	TOTAL SHORT TERM INVESTMENTS (Cost $14,315,959)	$14,315,959
	TOTAL INVESTMENTS (Cost $41,231,748) - 106.8% (c)	$40,389,316
	Liabilities in Excess of Other Assets - (6.8)%	(2,557,611)
	TOTAL NET ASSETS - 100.0%	$37,831,705

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $25,319,077.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Utilities Select Sector Index	5.8600% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	11,288	$7,784,573	$(1,070,647)
Total return of Utilities Select Sector Index	5.7100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	103,680	62,491,471	(148,797)
Total return of Utilities Select Sector Index	5.8600% representing 1 month SOFR rate + spread	Barclays	12/20/2023	29,803	19,233,739	(1,370,137)
					$89,509,783	$(2,589,581)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 71.0%
351,171	iShares 7-10 Year Treasury Bond ETF (a)	$31,461,410
	TOTAL INVESTMENT COMPANIES (Cost $33,962,257)	$31,461,410
SHORT TERM INVESTMENTS - 44.4%
Money Market Funds - 44.4%
16,221,529	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$16,221,529
1,280,067	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (b)	1,280,067
2,181,225	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	2,181,225
	TOTAL SHORT TERM INVESTMENTS (Cost $19,682,821)	$19,682,821
	TOTAL INVESTMENTS (Cost $53,645,078) - 115.4% (c)	$51,144,231
	Liabilities in Excess of Other Assets - (15.4)%	(6,859,511)
	TOTAL NET ASSETS - 100.0%	$44,284,720

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,468,423.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares 7-10 Year Treasury Bond ETF	4.7200% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	598,201	$57,141,167	$(4,016,618)
Total return of iShares 7-10 Year Treasury Bond ETF	5.7600% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	126,345	12,456,354	(1,433,427)
Total return of iShares 7-10 Year Treasury Bond ETF	5.6900% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	85,147	8,183,033	(701,057)
Total return of iShares 7-10 Year Treasury Bond ETF	5.6100% representing 1 month SOFR rate + spread	Barclays	12/20/2023	322,052	29,473,229	(713,545)
					$107,253,783	$(6,864,647)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 98.9%
Money Market Funds - 98.9%
17,123,850	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$17,123,850
7,260,066	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.26% (a)	7,260,066
4,906,254	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	4,906,254
	TOTAL SHORT TERM INVESTMENTS (Cost $29,290,170) (b)	$29,290,170
	TOTAL INVESTMENTS (Cost $29,290,170) - 98.9%	$29,290,170
	Other Assets in Excess of Liabilities - 1.1%	339,148
	TOTAL NET ASSETS - 100.0%	$29,629,318

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,521,510.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
4.4200% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	12/5/2023	297,800	$28,860,854	$2,436,875
5.4700% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	J.P. Morgan	12/12/2023	272,841	27,031,145	2,910,503
5.2200% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Barclays	12/20/2023	421,527	38,904,282	1,339,832
					$94,796,281	$6,687,210

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
INVESTMENT COMPANIES - 67.6%
18,558,177	iShares 20+ Year Treasury Bond ETF (a)	$1,551,092,434
	TOTAL INVESTMENT COMPANIES (Cost $1,731,055,511)	$1,551,092,434
SHORT TERM INVESTMENTS - 56.6%
Money Market Funds - 56.6%
718,244,499	Dreyfus Government Cash Management Institutional Shares, 5.23% (b)	$718,244,499
78,888,348	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (b)	78,888,348
502,101,848	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (b)	502,101,848
	TOTAL SHORT TERM INVESTMENTS (Cost $1,299,234,695)	$1,299,234,695
	TOTAL INVESTMENTS (Cost $3,030,290,206) - 124.2% (c)	$2,850,327,129
	Liabilities in Excess of Other Assets - (24.2)%	(554,223,755)
	TOTAL NET ASSETS - 100.0%	$2,296,103,374

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2023.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,521,048,077.

Long Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares 20+ Year Treasury Bond ETF	5.8100% representing 1 month SOFR rate + spread	BNP Paribas	12/5/2023	12,278,190	$1,122,331,854	$(100,830,118)
Total return of iShares 20+ Year Treasury Bond ETF	5.5100% representing 1 month SOFR rate + spread	Goldman Sachs	12/7/2023	13,033,525	1,120,446,373	(35,163,647)
Total return of iShares 20+ Year Treasury Bond ETF	5.8100% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/8/2023	12,072,393	1,135,187,586	(133,732,722)
Total return of iShares 20+ Year Treasury Bond ETF	5.7000% representing 1 month SOFR rate + spread	J.P. Morgan	12/12/2023	7,240,044	689,882,995	(91,924,116)
Total return of iShares 20+ Year Treasury Bond ETF	5.9500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/13/2023	5,453,054	537,025,349	(88,178,379)
Total return of iShares 20+ Year Treasury Bond ETF	5.8800% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2023	13,786,866	1,246,145,373	(98,929,697)
					$5,851,019,530	$(548,758,679)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 98.3%
Money Market Funds - 98.3%
206,362,486	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$206,362,486
52,241,175	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	52,241,175
135,965,961	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.26% (a)	135,965,961
	TOTAL SHORT TERM INVESTMENTS (Cost $394,569,622) (b)	$394,569,622
	TOTAL INVESTMENTS (Cost $394,569,622) - 98.3%	$394,569,622
	Other Assets in Excess of Liabilities - 1.7%	6,973,568
	TOTAL NET ASSETS - 100.0%	$401,543,190

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $247,283,057.

Short Total Return Swap Contracts

October 31, 2023

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3100% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Goldman Sachs	12/7/2023	3,109,827	$265,302,877	$6,088,266
5.5100% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Bank of America Merrill Lynch	12/8/2023	2,586,953	220,111,160	4,347,143
5.4900% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	J.P. Morgan	12/12/2023	1,591,916	156,273,149	24,644,249
5.4100% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/13/2023	1,751,625	166,069,377	20,401,471
5.5900% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/19/2023	3,210,057	274,324,406	6,906,668
5.5900% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	12/4/2024	2,162,728	179,980,524	(491,429)
					$1,262,061,493	$61,896,368

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$43,704,966	$2,653,088,041	$714,582,425	$1,478,859,666
Cash	—	10,260,000	—	8,700,000
Receivable for Fund shares sold	1,413,241	119,928	3,813	—
Receivable for investments sold	—	—	—	32,439,940
Dividend and interest receivable	79,524	5,257,503	3,074,189	2,247,162
Due from broker for swap contracts	—	11,861,821	18,864,822	—
Unrealized appreciation on swap contracts	—	95,731,806	111,451,547	—
Prepaid expenses and other assets	2,042	36,731	13,982	23,254
Total Assets	45,199,773	2,776,355,830	847,990,778	1,522,270,022
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	35,880,415
Payable for Fund shares redeemed	—	2,629,800	27,390,767	—
Payable for investments purchased	—	91,200	—	—
Unrealized depreciation on swap contracts	5,573,350	57,428,509	—	213,033,562
Due to Adviser, net (Note 6)	38,724	966,454	253,376	429,365
Due to broker for swap contracts	—	89,324,663	129,226,001	—
Accrued expenses and other liabilities	14,466	630,212	165,231	325,581
Total Liabilities	5,626,540	151,070,838	157,035,375	249,668,923
Net Assets	$39,573,233	$2,625,284,992	$690,955,403	$1,272,601,099
Net Assets Consist of:
Capital stock	$69,113,764	$3,675,468,294	$3,611,634,415	$2,641,867,352
Total distributable loss	(29,540,531)	(1,050,183,302)	(2,920,679,012)	(1,369,266,253)
Net Assets	$39,573,233	$2,625,284,992	$690,955,403	$1,272,601,099
Calculation of Net Asset Value Per Share:
Net assets	$39,573,233	$2,625,284,992	$690,955,403	$1,272,601,099
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,400,132	36,400,002	40,776,918	55,900,002
Net assets value, redemption price and offering price per share	$28.26	$72.12	$16.94	$22.77
Cost of Investments	$45,747,335	$2,813,584,043	$714,582,425	$1,537,718,033

*  Securities loaned with values of $–, $–, $– and $35,149,879, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$331,244,680	$728,708,770	$123,041,895	$14,959,137
Cash	5,590,000	15,510,000	—	3,182,638
Receivable for Fund shares sold	—	—	1,086	—
Dividend and interest receivable	1,689,321	1,271,734	625,736	36,633
Due from broker for swap contracts	5,734,927	—	—	—
Unrealized appreciation on swap contracts	78,783,053	—	22,559,756	—
Prepaid expenses and other assets	10,458	3,504	5,398	6,766
Total Assets	423,052,439	745,494,008	146,233,871	18,185,174
Liabilities:
Payable for Fund shares redeemed	—	623,868	3,619,558	—
Unrealized depreciation on swap contracts	795,183	112,951,639	652,284	640,856
Due to Adviser, net (Note 6)	139,413	379,527	93,999	22,275
Due to broker for swap contracts	93,490,307	3,280,698	17,830,000	—
Accrued expenses and other liabilities	85,677	202,644	41,489	6,275
Total Liabilities	94,510,580	117,438,376	22,237,330	669,406
Net Assets	$328,541,859	$628,055,632	$123,996,541	$17,515,768
Net Assets Consist of:
Capital stock	$3,904,434,769	$1,687,263,852	$230,113,868	$43,714,002
Total distributable loss	(3,575,892,910)	(1,059,208,220)	(106,117,327)	(26,198,234)
Net Assets	$328,541,859	$628,055,632	$123,996,541	$17,515,768
Calculation of Net Asset Value Per Share:
Net assets	$328,541,859	$628,055,632	$123,996,541	$17,515,768
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	8,622,797	25,042,767	10,277,337	1,100,001
Net assets value, redemption price and offering price per share	$38.10	$25.08	$12.07	$15.92
Cost of Investments	$331,244,680	$755,465,383	$123,041,895	$15,969,460

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$81,918,888	$27,713,285	$11,385,485	$33,859,453
Dividend and interest receivable	361,348	116,327	26,866	84,866
Due from broker for swap contracts	848,093	—	—	—
Unrealized appreciation on swap contracts	—	4,692,394	325,046	—
Prepaid expenses and other assets	3,416	3,476	1,386	1,579
Total Assets	83,131,745	32,525,482	11,738,783	33,945,898
Liabilities:
Collateral for securities loaned (Note 2)	—	—	188,381	—
Payable for Fund shares redeemed	—	—	—	10,449
Unrealized depreciation on swap contracts	17,056,780	—	705,949	7,487,004
Due to Adviser, net (Note 6)	52,558	23,279	14,614	29,277
Due to broker for swap contracts	958,935	4,299,000	284,894	352,879
Accrued expenses and other liabilities	35,917	20,141	5,698	13,313
Total Liabilities	18,104,190	4,342,420	1,199,536	7,892,922
Net Assets	$65,027,555	$28,183,062	$10,539,247	$26,052,976
Net Assets Consist of:
Capital stock	$356,157,471	$356,942,853	$13,332,565	$71,421,392
Total distributable loss	(291,129,916)	(328,759,791)	(2,793,318)	(45,368,416)
Net Assets	$65,027,555	$28,183,062	$10,539,247	$26,052,976
Calculation of Net Asset Value Per Share:
Net assets	$65,027,555	$28,183,062	$10,539,247	$26,052,976
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,881,598	1,845,232	566,025	4,750,001
Net assets value, redemption price and offering price per share	$22.57	$15.27	$18.62	$5.48
Cost of Investments	$82,119,558	$27,713,285	$11,880,736	$35,064,441

*  Securities loaned with values of $–, $–, $184,028 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$154,466,888	$28,919,621	$108,918,208	$38,373,648
Receivable for investments sold	—	—	10,584,039	—
Dividend and interest receivable	218,971	50,028	153,108	171,902
Due from broker for swap contracts	—	—	—	423,198
Unrealized appreciation on swap contracts	2,459,446	351,678	20,765,558	2,009,024
Prepaid expenses and other assets	6,469	976	2,275	1,363
Total Assets	157,151,774	29,322,303	140,423,188	40,979,135
Liabilities:
Collateral for securities loaned (Note 2)	40,734	—	—	—
Unrealized depreciation on swap contracts	1,679,438	4,168,242	2,712,296	479,078
Due to Adviser, net (Note 6)	51,656	42,536	56,462	27,370
Due to broker for swap contracts	1	180,000	18,994,036	3,811,536
Accrued expenses and other liabilities	22,738	9,372	26,244	8,646
Total Liabilities	1,794,567	4,400,150	21,789,038	4,326,630
Net Assets	$155,357,207	$24,922,153	$118,634,150	$36,652,505
Net Assets Consist of:
Capital stock	$168,760,133	$57,542,772	$330,326,348	$69,861,207
Total distributable loss	(13,402,926)	(32,620,619)	(211,692,198)	(33,208,702)
Net Assets	$155,357,207	$24,922,153	$118,634,150	$36,652,505
Calculation of Net Asset Value Per Share:
Net assets	$155,357,207	$24,922,153	$118,634,150	$36,652,505
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,500,001	1,150,001	13,750,001	2,319,952
Net assets value, redemption price and offering price per share	$16.35	$21.67	$8.63	$15.80
Cost of Investments	$154,693,286	$29,469,402	$105,389,001	$38,373,648

*  Securities loaned with values of $39,409, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$1,491,118,214	$158,948,221	$183,069,166	$151,901,037
Cash	96,050,000	9,930,000	342,039	—
Receivable for Fund shares sold	3,742	—	—	—
Dividend and interest receivable	3,061,878	690,761	418,675	297,071
Due from broker for swap contracts	5,945,058	3,947,374	3,731,788	—
Unrealized appreciation on swap contracts	—	31,053,372	—	29,498,085
Prepaid expenses and other assets	46,809	5,246	4,312	4,631
Total Assets	1,596,225,701	204,574,974	187,565,980	181,700,824
Liabilities:
Payable for Fund shares redeemed	393,997	—	—	—
Unrealized depreciation on swap contracts	162,548,910	—	29,666,620	3,238,280
Due to Adviser, net (Note 6)	511,132	61,337	56,494	51,955
Due to broker for swap contracts	1	36,858,948	3,731,742	28,812,502
Accrued expenses and other liabilities	347,026	37,790	46,179	38,953
Total Liabilities	163,801,066	36,958,075	33,501,035	32,141,690
Net Assets	$1,432,424,635	$167,616,899	$154,064,945	$149,559,134
Net Assets Consist of:
Capital stock	$2,315,096,612	$3,271,830,701	$230,154,297	$201,654,501
Total distributable loss	(882,671,977)	(3,104,213,802)	(76,089,352)	(52,095,367)
Net Assets	$1,432,424,635	$167,616,899	$154,064,945	$149,559,134
Calculation of Net Asset Value Per Share:
Net assets	$1,432,424,635	$167,616,899	$154,064,945	$149,559,134
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	26,799,289	7,753,350	1,950,008	3,400,000
Net assets value, redemption price and offering price per share	$53.45	$21.62	$79.01	$43.99
Cost of Investments	$1,526,409,791	$158,948,221	$193,495,855	$145,927,106

*  Securities loaned with values of $–, $–, $– and $34,604, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$21,198,508	$11,532,415	$56,823,575	$156,999,960
Dividend and interest receivable	33,960	24,531	117,583	676,929
Unrealized appreciation on swap contracts	—	—	—	43,094,000
Prepaid expenses and other assets	1,723	16,603	11,832	29,283
Total Assets	21,234,191	11,573,549	56,952,990	200,800,172
Liabilities:
Collateral for securities loaned (Note 2)	—	132,634	—	—
Unrealized depreciation on swap contracts	1,438,265	3,231,250	12,131,063	4,248,491
Due to Adviser, net (Note 6)	45,306	23,820	98,185	65,261
Due to broker for swap contracts	—	—	—	44,505,420
Accrued expenses and other liabilities	8,848	5,638	12,425	20,190
Total Liabilities	1,492,419	3,393,342	12,241,673	48,839,362
Net Assets	$19,741,772	$8,180,207	$44,711,317	$151,960,810
Net Assets Consist of:
Capital stock	$25,398,316	$23,756,754	$89,008,721	$249,757,668
Total distributable loss	(5,656,544)	(15,576,547)	(44,297,404)	(97,796,858)
Net Assets	$19,741,772	$8,180,207	$44,711,317	$151,960,810
Calculation of Net Asset Value Per Share:
Net assets	$19,741,772	$8,180,207	$44,711,317	$151,960,810
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	700,001	1,600,001	7,300,000	2,334,045
Net assets value, redemption price and offering price per share	$28.20	$5.11	$6.12	$65.11
Cost of Investments	$22,754,414	$12,209,045	$60,564,295	$156,999,960

*  Securities loaned with values of $–, $128,940, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$457,277,944	$42,540,970	$70,714,825	$61,729,501
Cash	16,510,000	—	—	—
Receivable for Fund shares sold	—	—	27,853	—
Receivable for investments sold	—	—	1,143	—
Dividend and interest receivable	789,466	55,833	95,681	251,932
Unrealized appreciation on swap contracts	3,950,479	—	—	18,701,516
Prepaid expenses and other assets	20,214	27,303	2,228	1,576
Total Assets	478,548,103	42,624,106	70,841,730	80,684,525
Liabilities:
Collateral for securities loaned (Note 2)	443,140	128,405	—	—
Unrealized depreciation on swap contracts	26,260,888	3,480,918	11,569,760	—
Due to Adviser, net (Note 6)	151,822	49,881	73,555	42,805
Due to broker for swap contracts	3,795,008	—	—	19,011,044
Accrued expenses and other liabilities	116,616	10,683	15,458	11,628
Total Liabilities	30,767,474	3,669,887	11,658,773	19,065,477
Net Assets	$447,780,629	$38,954,219	$59,182,957	$61,619,048
Net Assets Consist of:
Capital stock	$773,637,962	$148,789,050	$110,078,527	$187,239,370
Total distributable loss	(325,857,333)	(109,834,831)	(50,895,570)	(125,620,322)
Net Assets	$447,780,629	$38,954,219	$59,182,957	$61,619,048
Calculation of Net Asset Value Per Share:
Net assets	$447,780,629	$38,954,219	$59,182,957	$61,619,048
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,973,935	7,621,105	2,814,370	1,025,454
Net assets value, redemption price and offering price per share	$44.90	$5.11	$21.03	$60.09
Cost of Investments	$467,557,128	$43,137,785	$73,123,657	$61,729,501

*  Securities loaned with values of $549,278, $373,293, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$915,210,705	$65,130,443	$6,009,834,869	$768,956,918
Cash	—	—	53,369,995	23,520,000
Receivable for Fund shares sold	136	—	—	—
Receivable for investments sold	458,456	—	—	—
Dividend and interest receivable	1,898,872	267,363	9,758,922	3,580,904
Due from broker for swap contracts	22,015	—	13,756,022	9,789,814
Unrealized appreciation on swap contracts	—	22,571,658	401,887,946	237,224,724
Prepaid expenses and other assets	11,772	2,654	38,220	7,536
Total Assets	917,601,956	87,972,118	6,488,645,974	1,043,079,896
Liabilities:
Collateral for securities loaned (Note 2)	7,859,263	—	23,900,896	—
Payable for Fund shares redeemed	24,636	—	921,758	63,669,064
Unrealized depreciation on swap contracts	229,823,551	—	639,743,407	—
Due to Adviser, net (Note 6)	242,413	40,637	1,564,113	561,741
Due to broker for swap contracts	1,940,000	25,985,363	411,179,477	268,369,000
Accrued expenses and other liabilities	207,176	21,768	1,786,177	374,390
Total Liabilities	240,097,039	26,047,768	1,079,095,828	332,974,195
Net Assets	$677,504,917	$61,924,350	$5,409,550,146	$710,105,701
Net Assets Consist of:
Capital stock	$2,950,324,325	$369,223,131	$8,528,884,119	$2,445,511,491
Total distributable loss	(2,272,819,408)	(307,298,781)	(3,119,333,973)	(1,735,405,790)
Net Assets	$677,504,917	$61,924,350	$5,409,550,146	$710,105,701
Calculation of Net Asset Value Per Share:
Net assets	$677,504,917	$61,924,350	$5,409,550,146	$710,105,701
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	12,445,580	2,316,024	362,550,060	52,423,440
Net assets value, redemption price and offering price per share	$54.44	$26.74	$14.92	$13.55
Cost of Investments	$949,414,179	$65,130,443	$5,811,869,148	$768,956,918

*  Securities loaned with values of $7,954,323, $–, $23,307,499 and $–, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$2,087,126,456	$130,501,338	$21,448,006	$40,389,316
Cash	45,640,000	3,690,000	—	—
Receivable for Fund shares sold	5,085	726	—	—
Dividend and interest receivable	3,107,830	525,976	31,453	81,491
Due from broker for swap contracts	29,402,978	581,805	—	—
Unrealized appreciation on swap contracts	143,080,087	7,251,353	—	—
Prepaid expenses and other assets	32,790	6,391	16,416	1,468
Total Assets	2,308,395,226	142,557,589	21,495,875	40,472,275
Liabilities:
Collateral for securities loaned (Note 2)	—	—	48,010	—
Payable for Fund shares redeemed	487,111	16,425,781	—	—
Unrealized depreciation on swap contracts	124,940,763	1,250,625	3,985,415	2,589,581
Due to Adviser, net (Note 6)	734,488	89,700	30,846	35,605
Due to broker for swap contracts	166,822,071	10,253,000	—	—
Accrued expenses and other liabilities	450,059	38,269	7,372	15,384
Total Liabilities	293,434,492	28,057,375	4,071,643	2,640,570
Net Assets	$2,014,960,734	$114,500,214	$17,424,232	$37,831,705
Net Assets Consist of:
Capital stock	$2,648,917,268	$516,985,902	$26,045,544	$50,352,840
Total distributable loss	(633,956,534)	(402,485,688)	(8,621,312)	(12,521,135)
Net Assets	$2,014,960,734	$114,500,214	$17,424,232	$37,831,705
Calculation of Net Asset Value Per Share:
Net assets	$2,014,960,734	$114,500,214	$17,424,232	$37,831,705
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	47,550,000	7,100,260	900,001	2,100,001
Net assets value, redemption price and offering price per share	$42.38	$16.13	$19.36	$18.02
Cost of Investments	$2,066,871,469	$130,501,338	$21,799,919	$41,231,748

*  Securities loaned with values of $–, $–, $44,954 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2023

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$51,144,231	$29,290,170	$2,850,327,129	$394,569,622
Cash	—	—	—	910,000
Receivable for Fund shares sold	—	—	6,651,676	—
Dividend and interest receivable	82,529	127,033	5,707,348	1,671,187
Due from broker for swap contracts	—	—	—	29,127
Unrealized appreciation on swap contracts	—	6,687,210	—	62,387,797
Prepaid expenses and other assets	1,003	3,795	1,828	12,940
Total Assets	51,227,763	36,108,208	2,862,687,981	459,580,673
Liabilities:
Unrealized depreciation on swap contracts	6,864,647	—	548,758,679	491,429
Due to Adviser, net (Note 6)	32,721	24,646	806,279	130,403
Due to broker for swap contracts	30,352	6,445,000	16,161,826	57,335,000
Accrued expenses and other liabilities	15,323	9,244	857,823	80,651
Total Liabilities	6,943,043	6,478,890	566,584,607	58,037,483
Net Assets	$44,284,720	$29,629,318	$2,296,103,374	$401,543,190
Net Assets Consist of:
Capital stock	$69,937,153	$70,613,814	$4,404,214,906	$951,199,445
Total distributable loss	(25,652,433)	(40,984,496)	(2,108,111,532)	(549,656,255)
Net Assets	$44,284,720	$29,629,318	$2,296,103,374	$401,543,190
Calculation of Net Asset Value Per Share:
Net assets	$44,284,720	$29,629,318	$2,296,103,374	$401,543,190
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,950,000	1,800,000	57,830,000	7,797,044
Net assets value, redemption price and offering price per share	$22.71	$16.46	$39.70	$51.50
Cost of Investments	$53,645,078	$29,290,170	$3,030,290,206	$394,569,622

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $9,163, $— and $—, respectively)	$553,974	$33,948,789	$—	$12,213,885
Interest income	823,966	34,469,302	42,516,398	19,891,373
Securities lending income	830	4,940	—	109,772
Total investment income	1,378,770	68,423,031	42,516,398	32,215,030
Expenses:
Investment advisory fees (Note 6)	394,714	21,296,252	6,849,952	9,075,697
Interest expense	146,967	12,197,027	2,060,362	3,864,313
Licensing fees	42,103	2,271,600	730,662	726,056
Fund servicing fees	19,604	1,003,048	324,021	428,125
Professional fees	13,976	224,488	78,990	101,408
Management service fees (Note 6)	13,019	701,165	225,407	298,795
Pricing fees	6,001	6,001	6,001	6,001
Reports to shareholders	5,805	313,226	100,749	133,486
Exchange listing fees	5,439	7,249	6,947	6,947
Excise tax	2,155	—	54,187	82,735
Trustees' fees and expenses	1,182	63,333	20,628	27,128
Insurance fees	1,091	58,844	18,927	25,077
Other	2,800	179,028	66,319	129,105
Total Expenses	654,856	38,321,261	10,543,152	14,904,873
Recoupment of expenses to Adviser (Note 6)	13,071	—	111,900	—
Less: Reimbursement of expenses from Adviser (Note 6)	(18,834)	—	—	—
Less: Investment advisory fees waived (Note 6)	—	(1,259,250)	—	—
Net Expenses	649,093	37,062,011	10,655,052	14,904,873
Net investment income	729,677	31,361,020	31,861,346	17,310,157
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(623,399)	(179,123,460)	—	(85,111,653)
In-kind redemptions	1,828,510	496,115,233	—	51,385,934
Swap contracts	(1,500,243)	176,821,786	(354,148,994)	(95,870,395)
Net realized gain (loss)	(295,132)	493,813,559	(354,148,994)	(129,596,114)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,590,941)	(219,000,338)	—	(54,396,029)
Swap contracts	(9,461,260)	(26,170,053)	33,783,805	(328,122,081)
Change in net unrealized appreciation (depreciation)	(12,052,201)	(245,170,391)	33,783,805	(382,518,110)
Net realized and unrealized gain (loss)	(12,347,333)	248,643,168	(320,365,189)	(512,114,224)
Net increase (decrease) in net assets resulting from operations	$(11,617,656)	$280,004,188	$(288,503,843)	$(494,804,067)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$—	$8,426,237	$—	$393,464
Interest income	21,982,237	11,980,611	7,344,644	654,667
Securities lending income	—	—	—	9,751
Total investment income	21,982,237	20,406,848	7,344,644	1,057,882
Expenses:
Investment advisory fees (Note 6)	3,471,906	4,522,762	1,130,582	206,859
Interest expense	1,848,473	1,158,192	935,252	143,407
Licensing fees	277,753	525,243	131,298	9,009
Fund servicing fees	164,602	213,739	54,304	10,774
Management service fees (Note 6)	114,278	148,925	37,217	6,824
Reports to shareholders	51,065	66,521	16,629	3,042
Professional fees	44,968	55,553	21,388	12,070
Trustees' fees and expenses	10,441	13,162	3,382	626
Insurance fees	9,593	12,497	3,124	574
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,439	6,273	5,439	5,439
Excise tax	—	40,150	14,616	1,427
Other	21,160	90,370	17,494	1,837
Total Expenses	6,025,679	6,859,388	2,376,726	407,889
Recoupment of expenses to Adviser (Note 6)	—	133,091	24,076	12,992
Less: Reimbursement of expenses from Adviser (Note 6)	—	(65,306)	(18,864)	(14,026)
Net Expenses	6,025,679	6,927,173	2,381,938	406,855
Net investment income	15,956,558	13,479,675	4,962,706	651,027
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(65,522,267)	—	(310,784)
In-kind redemptions	—	43,327,076	—	1,352,545
Swap contracts	31,649,820	(119,532,082)	(89,498,058)	3,974,679
Net realized gain (loss)	31,649,820	(141,727,273)	(89,498,058)	5,016,440
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	2,189,411	—	(232,549)
Swap contracts	108,311,261	39,096,897	(32,205,955)	524,264
Change in net unrealized appreciation (depreciation)	108,311,261	41,286,308	(32,205,955)	291,715
Net realized and unrealized gain (loss)	139,961,081	(100,440,965)	(121,704,013)	5,308,155
Net increase (decrease) in net assets resulting from operations	$155,917,639	$(86,961,290)	$(116,741,307)	$5,959,182

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$108,387	$—	$175,060	$163,553
Interest income	4,022,738	1,383,842	380,448	745,659
Securities lending income	—	—	44,517	—
Total investment income	4,131,125	1,383,842	600,025	909,212
Expenses:
Investment advisory fees (Note 6)	644,198	217,643	112,378	227,858
Interest expense	170,730	134,597	174,634	109,632
Licensing fees	86,214	67,499	5,993	24,305
Fund servicing fees	31,350	11,291	6,317	11,746
Management service fees (Note 6)	21,219	7,185	3,708	7,516
Professional fees	16,489	12,205	11,115	12,277
Reports to shareholders	9,475	3,201	1,653	3,351
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,439	5,439	5,439	5,439
Trustees' fees and expenses	1,904	680	341	694
Insurance fees	1,780	618	313	630
Excise tax	—	—	—	3,630
Other	5,242	1,361	494	2,896
Total Expenses	1,000,041	467,720	328,386	415,975
Recoupment of expenses to Adviser (Note 6)	14,733	13,210	10,981	12,548
Less: Reimbursement of expenses from Adviser (Note 6)	(28,061)	(70,652)	(22,387)	(26,640)
Net Expenses	986,713	410,278	316,980	401,883
Net investment income	3,144,412	973,564	283,045	507,329
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(179,607)	—	(368,560)	(1,367,930)
In-kind redemptions	(44,491)	—	1,470,119	1,982,218
Swap contracts	(11,170,843)	(7,782,188)	5,134,659	2,116,544
Net realized gain (loss)	(11,394,941)	(7,782,188)	6,236,218	2,730,832
Change in net unrealized appreciation (depreciation) on:
Investment securities	156,415	—	(668,855)	(805,802)
Swap contracts	5,111,522	(9,500,375)	(3,031,146)	(6,011,046)
Change in net unrealized appreciation (depreciation)	5,267,937	(9,500,375)	(3,700,001)	(6,816,848)
Net realized and unrealized gain (loss)	(6,127,004)	(17,282,563)	2,536,217	(4,086,016)
Net increase (decrease) in net assets resulting from operations	$(2,982,592)	$(16,308,999)	$2,819,262	$(3,578,687)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Investment Income:
Dividend income	$1,487,154	$225,650	$231,500	$—
Interest income	2,688,427	379,099	2,078,488	2,082,027
Securities lending income	1,841	—	521	—
Total investment income	4,177,422	604,749	2,310,509	2,082,027
Expenses:
Investment advisory fees (Note 6)	1,285,314	218,622	1,043,583	316,092
Interest expense	478,581	152,754	1,040,517	207,304
Licensing fees	137,098	18,075	111,317	33,718
Fund servicing fees	61,610	11,230	50,056	15,946
Management service fees (Note 6)	42,311	7,208	34,375	10,410
Professional fees	22,946	12,203	20,511	13,198
Reports to shareholders	18,905	3,216	15,349	4,649
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,439	5,439	5,439	5,439
Trustees' fees and expenses	3,930	650	3,073	986
Insurance fees	3,551	595	2,884	873
Other	9,852	2,568	7,422	2,743
Total Expenses	2,075,538	438,561	2,340,527	617,359
Recoupment of expenses to Adviser (Note 6)	—	27,035	38,278	5,795
Less: Reimbursement of expenses from Adviser (Note 6)	—	(35,921)	(16,416)	(15,465)
Net Expenses	2,075,538	429,675	2,362,389	607,689
Net investment income (loss)	2,101,884	175,074	(51,880)	1,474,338
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(2,716,100)	(3,190,684)	(15,733,522)	—
In-kind redemptions	12,357,128	2,714,659	15,636,892	—
Swap contracts	28,520,050	3,062,419	(6,028,260)	(11,921,685)
Net realized gain (loss)	38,161,078	2,586,394	(6,124,890)	(11,921,685)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,007,010)	1,042,544	9,834,239	—
Swap contracts	(39,866,416)	(3,704,027)	30,622,052	(18,295,105)
Change in net unrealized appreciation (depreciation)	(44,873,426)	(2,661,483)	40,456,291	(18,295,105)
Net realized and unrealized gain (loss)	(6,712,348)	(75,089)	34,331,401	(30,216,790)
Net increase (decrease) in net assets resulting from operations	$(4,610,464)	$99,985	$34,279,521	$(28,742,452)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Investment Income:
Dividend income	$25,550,055	$—	$2,419,375	$1,296,049
Interest income	27,681,153	8,017,204	2,814,967	3,119,322
Securities lending income	1,044	—	1,441	178
Total investment income	53,232,252	8,017,204	5,235,783	4,415,549
Expenses:
Investment advisory fees (Note 6)	13,424,452	1,308,504	1,424,690	1,391,234
Interest expense	3,940,685	731,788	180,877	2,169,277
Licensing fees	1,112,047	108,393	118,018	148,398
Fund servicing fees	633,494	62,696	68,145	66,365
Management service fees (Note 6)	441,985	43,073	46,900	45,789
Excise tax	207,837	265	—	—
Reports to shareholders	197,448	19,246	20,954	20,462
Professional fees	150,801	28,775	24,350	24,013
Trustees' fees and expenses	40,809	3,976	4,335	4,057
Insurance fees	37,093	3,616	3,937	3,844
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,740	5,438	5,439	5,439
Other	99,548	6,023	8,600	10,281
Total Expenses	20,297,940	2,327,794	1,912,246	3,895,160
Recoupment of expenses to Adviser (Note 6)	—	26,836	8,520	2,136
Less: Reimbursement of expenses from Adviser (Note 6)	—	—	(100)	(2,136)
Less: Investment advisory fees waived (Note 6)	(145,317)	—	—	—
Net Expenses	20,152,623	2,354,630	1,920,666	3,895,160
Net investment income	33,079,629	5,662,574	3,315,117	520,389
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(136,544,799)	—	(6,560,755)	(5,432,869)
In-kind redemptions	132,119,919	—	4,694,266	21,181,244
Swap contracts	(4,661,357)	(29,113,509)	4,352,244	45,016,013
Net realized gain (loss)	(9,086,237)	(29,113,509)	2,485,755	60,764,388
Change in net unrealized appreciation (depreciation) on:
Investment securities	(82,745,649)	—	(6,880,163)	10,718,646
Swap contracts	(314,626,401)	56,575,557	(48,674,348)	17,924,960
Change in net unrealized appreciation (depreciation)	(397,372,050)	56,575,557	(55,554,511)	28,643,606
Net realized and unrealized gain (loss)	(406,458,287)	27,462,048	(53,068,756)	89,407,994
Net increase (decrease) in net assets resulting from operations	$(373,378,658)	$33,124,622	$(49,753,639)	$89,928,383

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Investment Income:
Dividend income	$279,979	$84,304	$1,291,064	$—
Interest income	365,182	171,623	756,651	7,759,864
Securities lending income	—	7,874	—	—
Total investment income	645,161	263,801	2,047,715	7,759,864
Expenses:
Investment advisory fees (Note 6)	177,489	76,006	362,433	1,244,139
Interest expense	72,876	10,926	98,056	801,887
Licensing fees	14,701	19,998	30,039	103,061
Professional fees	11,775	10,753	13,651	22,524
Fund servicing fees	9,376	4,605	18,107	59,704
Pricing fees	6,001	6,001	6,001	6,001
Management service fees (Note 6)	5,855	2,508	11,956	40,950
Exchange listing fees	5,439	5,439	5,439	5,439
Reports to shareholders	2,611	1,118	5,331	18,299
Trustees' fees and expenses	546	236	1,087	3,816
Insurance fees	491	211	1,006	3,438
Excise tax	—	302	—	11,703
Other	487	1,006	2,003	8,509
Total Expenses	307,647	139,109	555,109	2,329,470
Recoupment of expenses to Adviser (Note 6)	34,464	21,044	76,551	69,577
Less: Reimbursement of expenses from Adviser (Note 6)	(44,415)	(52,651)	(74,522)	(9,547)
Net Expenses	297,696	107,502	557,138	2,389,500
Net investment income	347,465	156,299	1,490,577	5,370,364
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(716,747)	(1,053,351)	(7,831,179)	—
In-kind redemptions	973,637	176,960	1,365,015	—
Swap contracts	2,854,957	(1,390,431)	518,189	(30,705,437)
Net realized gain (loss)	3,111,847	(2,266,822)	(5,947,975)	(30,705,437)
Change in net unrealized appreciation (depreciation) on:
Investment securities	156,054	(245,930)	1,447,046	—
Swap contracts	(3,742,018)	(3,833,380)	(16,244,245)	38,664,711
Change in net unrealized appreciation (depreciation)	(3,585,964)	(4,079,310)	(14,797,199)	38,664,711
Net realized and unrealized gain (loss)	(474,117)	(6,346,132)	(20,745,174)	7,959,274
Net increase (decrease) in net assets resulting from operations	$(126,652)	$(6,189,833)	$(19,254,597)	$13,329,638

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $26,301, $—, $1,576 and $—, respectively)	$8,385,877	$581,501	$500,750	$—
Interest income	6,587,185	674,426	889,248	2,917,306
Securities lending income	47,968	118,192	141	—
Total investment income	15,021,030	1,374,119	1,390,139	2,917,306
Expenses:
Investment advisory fees (Note 6)	2,785,440	374,607	514,899	446,524
Interest expense	1,770,375	136,980	324,679	287,534
Licensing fees	148,557	20,000	54,924	47,630
Fund servicing fees	131,561	18,679	25,281	22,102
Management service fees (Note 6)	91,666	12,357	16,961	14,706
Reports to shareholders	40,968	5,510	7,573	6,568
Professional fees	38,055	13,774	15,187	14,502
Trustees' fees and expenses	7,904	1,130	1,546	1,374
Insurance fees	7,697	1,035	1,423	1,234
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,439	5,439	5,439	5,439
Excise tax	—	2,616	—	4,278
Other	75,326	2,401	6,527	5,472
Total Expenses	5,108,989	600,529	980,440	863,364
Recoupment of expenses to Adviser (Note 6)	—	39,798	40,926	8,760
Less: Reimbursement of expenses from Adviser (Note 6)	—	(37,963)	(44,482)	(14,716)
Net Expenses	5,108,989	602,364	976,884	857,408
Net investment income	9,912,041	771,755	413,255	2,059,898
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(114,139,714)	(7,934,801)	(7,676,715)	—
In-kind redemptions	48,757,173	4,877,555	6,858,107	—
Swap contracts	(164,006,278)	(5,388,562)	12,937,307	(25,035,751)
Net realized gain (loss)	(229,388,819)	(8,445,808)	12,118,699	(25,035,751)
Change in net unrealized appreciation (depreciation) on:
Investment securities	627,489	(418,371)	532,842	—
Swap contracts	(46,312,658)	(7,514,016)	(17,210,765)	5,370,298
Change in net unrealized appreciation (depreciation)	(45,685,169)	(7,932,387)	(16,677,923)	5,370,298
Net realized and unrealized (loss)	(275,073,988)	(16,378,195)	(4,559,224)	(19,665,453)
Net decrease in net assets resulting from operations	$(265,161,947)	$(15,606,440)	$(4,145,969)	$(17,605,555)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $—, $2,342,744 and $—, respectively)	$4,074,094	$—	$54,964,309	$—
Interest income	14,639,852	5,179,115	70,646,549	59,991,369
Securities lending income	534,234	—	404,405	—
Total investment income	19,248,180	5,179,115	126,015,263	59,991,369
Expenses:
Investment advisory fees (Note 6)	7,433,923	810,091	41,371,699	8,676,616
Interest expense	3,401,098	705,049	43,429,439	2,764,738
Licensing fees	792,952	86,410	1,654,869	347,066
Fund servicing fees	351,225	39,232	2,305,616	409,928
Management service fees (Note 6)	244,698	26,678	1,362,268	285,548
Reports to shareholders	109,339	11,915	608,497	127,616
Professional fees	84,871	18,175	426,678	97,386
Trustees' fees and expenses	22,448	2,510	121,084	25,613
Insurance fees	20,541	2,238	114,314	23,974
Exchange listing fees	13,288	5,439	16,913	7,249
Pricing fees	6,001	6,001	6,001	6,001
Excise tax	—	8,573	90,507	82,606
Other	77,888	6,878	352,274	215,599
Total Expenses	12,558,272	1,729,189	91,860,159	13,069,940
Recoupment of expenses to Adviser (Note 6)	—	30,405	—	52,500
Less: Reimbursement of expenses from Adviser (Note 6)	—	(19,850)	—	(52,500)
Less: Investment advisory fees waived (Note 6)	—	—	(8,806,792)	—
Net Expenses	12,558,272	1,739,744	83,053,367	13,069,940
Net investment income	6,689,908	3,439,371	42,961,896	46,921,429
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(253,310,799)	—	(375,457,704)	—
In-kind redemptions	153,887,788	—	890,419,609	—
Swap contracts	(285,920,779)	15,206,346	1,205,363,027	(1,440,154,710)
Net realized gain (loss)	(385,343,790)	15,206,346	1,720,324,932	(1,440,154,710)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(33,579,703)	—	268,394,570	—
Swap contracts	(334,045,026)	22,122,182	570,937,974	89,548,417
Change in net unrealized appreciation (depreciation)	(367,624,729)	22,122,182	839,332,544	89,548,417
Net realized and unrealized gain (loss)	(752,968,519)	37,328,528	2,559,657,476	(1,350,606,293)
Net increase (decrease) in net assets resulting from operations	$(746,278,611)	$40,767,899	$2,602,619,372	$(1,303,684,864)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $24,712, $—, $— and $—, respectively)	$13,575,112	$—	$307,774	$555,157
Interest income	27,348,964	7,542,445	380,593	349,451
Securities lending income	413	—	190	—
Total investment income	40,924,489	7,542,445	688,557	904,608
Expenses:
Interest expense	15,561,308	515,012	64,800	26,489
Investment advisory fees (Note 6)	14,148,821	1,095,267	192,996	177,463
Licensing fees	1,173,445	92,455	20,586	14,675
Fund servicing fees	665,723	52,667	10,100	9,303
Management service fees (Note 6)	465,821	36,044	6,366	5,851
Reports to shareholders	208,102	16,109	2,839	2,610
Professional fees	152,503	21,003	11,928	11,788
Trustees' fees and expenses	41,231	3,336	589	540
Insurance fees	39,095	3,026	533	482
Exchange listing fees	10,269	5,439	5,439	5,439
Pricing fees	6,001	6,001	6,001	6,001
Excise tax	—	12,698	2,759	—
Other	134,276	17,750	563	4,046
Total Expenses	32,606,595	1,876,807	325,499	264,687
Recoupment of expenses to Adviser (Note 6)	—	55,489	21,345	16,811
Less: Reimbursement of expenses from Adviser (Note 6)	—	(18,671)	(34,823)	(30,222)
Less: Investment advisory fees waived (Note 6)	(193,261)	—	—	—
Net Expenses	32,413,334	1,913,625	312,021	251,276
Net investment income	8,511,155	5,628,820	376,536	653,332
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(42,809,684)	—	(2,467,035)	(2,734,818)
In-kind redemptions	314,157,145	—	794,279	1,526,341
Swap contracts	455,039,599	(104,388,956)	1,044,921	(3,612,871)
Net realized gain (loss)	726,387,060	(104,388,956)	(627,835)	(4,821,348)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(18,600,343)	—	1,889,264	(964,105)
Swap contracts	133,714,284	(36,021,980)	(2,216,058)	(3,755,161)
Change in net unrealized appreciation (depreciation)	115,113,941	(36,021,980)	(326,794)	(4,719,266)
Net realized and unrealized gain (loss)	841,501,001	(140,410,936)	(954,629)	(9,540,614)
Net increase (decrease) in net assets resulting from operations	$850,012,156	$(134,782,116)	$(578,093)	$(8,887,282)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$685,582	$—	$32,474,146	$—
Interest income	488,229	1,361,896	34,325,711	18,532,327
Securities lending income	671	—	606	—
Total investment income	1,174,482	1,361,896	66,800,463	18,532,327
Expenses:
Investment advisory fees (Note 6)	250,130	222,741	11,859,041	3,040,540
Fund servicing fees	12,737	11,529	557,217	144,568
Professional fees	12,520	12,251	129,444	40,624
Interest expense	10,313	100,188	387,735	2,637,424
Licensing fees	10,005	10,000	474,363	121,623
Management service fees (Note 6)	8,248	7,353	390,362	100,090
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,439	5,439	9,966	5,439
Reports to shareholders	3,679	3,276	174,423	44,721
Trustees' fees and expenses	733	699	33,392	9,460
Insurance fees	684	631	32,768	8,401
Excise tax	574	39	23,583	11,620
Other	4,994	885	435,432	18,438
Total Expenses	326,057	381,032	14,513,727	6,188,949
Recoupment of expenses to Adviser (Note 6)	10,083	9,228	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(8,421)	(7,895)	—	—
Less: Investment advisory fees waived (Note 6)	—	—	(41,508)	—
Net Expenses	327,719	382,365	14,472,219	6,188,949
Net investment income	846,763	979,531	52,328,244	12,343,378
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,283,029)	—	(170,938,317)	—
In-kind redemptions	51,249	—	9,759,336	—
Swap contracts	(5,947,274)	927,443	(876,119,706)	96,540,706
Net realized gain (loss)	(7,179,054)	927,443	(1,037,298,687)	96,540,706
Change in net unrealized appreciation (depreciation) on:
Investment securities	(873,912)	—	(152,432,962)	—
Swap contracts	(2,783,745)	371,604	(372,577,620)	(86,933,259)
Change in net unrealized appreciation (depreciation)	(3,657,657)	371,604	(525,010,582)	(86,933,259)
Net realized and unrealized gain (loss)	(10,836,711)	1,299,047	(1,562,309,269)	9,607,447
Net increase (decrease) in net assets resulting from operations	$(9,989,948)	$2,278,578	$(1,509,981,025)	$21,950,825

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily S&P 500® Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$729,677	$197,964	$31,361,020	$6,620,057
Net realized gain (loss)	(295,132)	(12,168,044)	493,813,559	(713,784,752)
Change in net unrealized (depreciation)	(12,052,201)	(28,211,169)	(245,170,391)	(926,143,940)
Net increase (decrease) in net assets resulting from operations	(11,617,656)	(40,181,249)	280,004,188	(1,633,308,635)
Distributions to shareholders:
Net distributions to shareholders	(561,170)	—	(30,072,958)	(5,786,419)
Total distributions	(561,170)	—	(30,072,958)	(5,786,419)
Capital share transactions:
Proceeds from shares sold	25,899,605	15,988,184	18,791,731,585	5,901,080,779
Cost of shares redeemed	(21,953,229)	(18,593,897)	(18,969,017,688)	(5,065,561,898)
Transaction fees (Note 4)	5,075	3,395	6,012,150	1,453,652
Net increase (decrease) in net assets resulting from capital transactions	3,951,451	(2,602,318)	(171,273,953)	836,972,533
Total increase (decrease) in net assets	(8,227,375)	(42,783,567)	78,657,277	(802,122,521)
Net assets:
Beginning of year	47,800,608	90,584,175	2,546,627,715	3,348,750,236
End of year	$39,573,233	$47,800,608	$2,625,284,992	$2,546,627,715
Changes in shares outstanding
Shares outstanding, beginning of year	1,300,132	1,350,132	38,600,002	25,700,002
Shares sold	700,000	300,000	247,300,000	70,600,000
Shares repurchased	(600,000)	(350,000)	(249,500,000)	(57,700,000)
Shares outstanding, end of year	1,400,132	1,300,132	36,400,002	38,600,002
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 3X Shares		Direxion Daily Small Cap Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$31,861,346	$1,096,956	$17,310,157	$3,032,831
Net realized loss	(354,148,994)	(1,820,867)	(129,596,114)	(1,095,460,021)
Change in net unrealized appreciation (depreciation)	33,783,805	157,306,258	(382,518,110)	(35,224,542)
Net increase (decrease) in net assets resulting from operations	(288,503,843)	156,582,347	(494,804,067)	(1,127,651,732)
Distributions to shareholders:
Net distributions to shareholders	(28,572,014)	—	(14,324,864)	(1,367,545)
Total distributions	(28,572,014)	—	(14,324,864)	(1,367,545)
Capital share transactions:
Proceeds from shares sold	8,625,642,166	2,964,867,622	2,970,252,135	3,879,258,584
Cost of shares redeemed	(8,508,296,380)	(2,622,881,335)	(2,406,622,006)	(3,033,085,709)
Transaction fees (Note 4)	2,974,442	785,779	637,100	790,344
Net increase in net assets resulting from capital transactions	120,320,228	342,772,066	564,267,229	846,963,219
Total increase (decrease) in net assets	(196,755,629)	499,354,413	55,138,298	(282,056,058)
Net assets:
Beginning of year	887,711,032	388,356,619	1,217,462,801	1,499,518,859
End of year	$690,955,403	$887,711,032	$1,272,601,099	$1,217,462,801
Changes in shares outstanding
Shares outstanding, beginning of year	39,176,918	20,676,918	31,800,002	16,100,002
Shares sold	499,300,000	130,200,000	94,450,000	68,400,000
Shares repurchased	(497,700,000)	(111,700,000)	(70,350,000)	(52,700,000)
Shares outstanding, end of year	40,776,918	39,176,918	55,900,002	31,800,002

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bear 3X Shares		Direxion Daily FTSE China Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$15,956,558	$182,640	$13,479,675	$3,525,681
Net realized gain (loss)	31,649,820	111,315,116	(141,727,273)	(708,349,811)
Change in net unrealized appreciation (depreciation)	108,311,261	35,918,628	41,286,308	(127,503,386)
Net increase (decrease) in net assets resulting from operations	155,917,639	147,416,384	(86,961,290)	(832,327,516)
Distributions to shareholders:
Net distributions to shareholders	(14,268,127)	—	(12,964,676)	(1,246,902)
Total distributions	(14,268,127)	—	(12,964,676)	(1,246,902)
Capital share transactions:
Proceeds from shares sold	3,893,240,098	2,072,458,147	922,081,035	938,956,467
Cost of shares redeemed	(4,254,789,353)	(2,178,146,093)	(411,545,397)	(370,386,970)
Transaction fees (Note 4)	1,276,437	653,444	88,718	74,418
Net increase (decrease) in net assets resulting from capital transactions	(360,272,818)	(105,034,502)	510,624,356	568,643,915
Total increase (decrease) in net assets	(218,623,306)	42,381,882	410,698,390	(264,930,503)
Net assets:
Beginning of year	547,165,165	504,783,283	217,357,242	482,287,745
End of year	$328,541,859	$547,165,165	$628,055,632	$217,357,242
Changes in shares outstanding
Shares outstanding, beginning of year	16,922,797	18,772,797	10,892,767	2,155,001
Shares sold	130,900,000	60,600,000	24,850,000	13,580,000
Shares repurchased	(139,200,000)	(62,450,000)	(10,700,000)	(4,842,234)
Shares outstanding, end of year	8,622,797	16,922,797	25,042,767	10,892,767

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$4,962,706	$88,588	$651,027	$331,159
Net realized gain (loss)	(89,498,058)	68,000,459	5,016,440	(15,944,028)
Change in net unrealized appreciation (depreciation)	(32,205,955)	61,784,025	291,715	(12,282,624)
Net increase (decrease) in net assets resulting from operations	(116,741,307)	129,873,072	5,959,182	(27,895,493)
Distributions to shareholders:
Net distributions to shareholders	(4,391,757)	—	(644,761)	(316,935)
Total distributions	(4,391,757)	—	(644,761)	(316,935)
Capital share transactions:
Proceeds from shares sold	821,426,984	486,188,664	10,268,079	19,998,922
Cost of shares redeemed	(745,469,074)	(513,549,364)	(16,035,431)	(21,749,479)
Transaction fees (Note 4)	223,641	205,413	3,511	4,350
Net increase (decrease) in net assets resulting from capital transactions	76,181,551	(27,155,287)	(5,763,841)	(1,746,207)
Total increase (decrease) in net assets	(44,951,513)	102,717,785	(449,420)	(29,958,635)
Net assets:
Beginning of year	168,948,054	66,230,269	17,965,188	47,923,823
End of year	$123,996,541	$168,948,054	$17,515,768	$17,965,188
Changes in shares outstanding
Shares outstanding, beginning of year	4,427,337	3,927,337	1,400,001	1,250,001
Shares sold	79,400,000	30,550,000	500,000	1,000,000
Shares repurchased	(73,550,000)	(30,050,000)	(800,000)	(850,000)
Shares outstanding, end of year	10,277,337	4,427,337	1,100,001	1,400,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$3,144,412	$803,533	$973,564	$(194)
Net realized gain (loss)	(11,394,941)	(124,088,995)	(7,782,188)	21,149,834
Change in net unrealized appreciation (depreciation)	5,267,937	(6,189,460)	(9,500,375)	12,129,823
Net increase (decrease) in net assets resulting from operations	(2,982,592)	(129,474,922)	(16,308,999)	33,279,463
Distributions to shareholders:
Net distributions to shareholders	(2,726,771)	—	(854,921)	—
Total distributions	(2,726,771)	—	(854,921)	—
Capital share transactions:
Proceeds from shares sold	75,427,616	84,616,572	19,254,406	60,339,424
Cost of shares redeemed	(54,069,091)	(74,971,504)	(30,369,698)	(63,788,096)
Transaction fees (Note 4)	11,330	15,888	9,111	31,918
Net increase (decrease) in net assets resulting from capital transactions	21,369,855	9,660,956	(11,106,181)	(3,416,754)
Total increase (decrease) in net assets	15,660,492	(119,813,966)	(28,270,101)	29,862,709
Net assets:
Beginning of year	49,367,063	169,181,029	56,453,163	26,590,454
End of year	$65,027,555	$49,367,063	$28,183,062	$56,453,163
Changes in shares outstanding
Shares outstanding, beginning of year	2,281,598	2,081,598	2,695,232	2,945,232
Shares sold	2,400,000	1,700,000	1,500,000	4,350,000
Shares repurchased	(1,800,000)	(1,500,000)	(2,350,000)	(4,600,000)
Shares outstanding, end of year	2,881,598	2,281,598	1,845,232	2,695,232

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares[1]		Direxion Daily MSCI South Korea Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$283,045	$158,185	$507,329	$227,711
Net realized gain (loss)	6,236,218	2,635,316	2,730,832	(38,741,856)
Change in net unrealized appreciation (depreciation)	(3,700,001)	(2,364,795)	(6,816,848)	3,845,839
Net increase (decrease) in net assets resulting from operations	2,819,262	428,706	(3,578,687)	(34,668,306)
Distributions to shareholders:
Net distributions to shareholders	(286,563)	(148,179)	(436,999)	(227,711)
Return of capital	—	—	—	(87,142)
Total distributions	(286,563)	(148,179)	(436,999)	(314,853)
Capital share transactions:
Proceeds from shares sold	15,750,207	3,561,223	25,600,417	42,506,823
Cost of shares redeemed	(19,398,339)	(7,418,820)	(15,628,967)	(34,458,616)
Transaction fees (Note 4)	5,062	1,483	3,313	6,958
Net increase (decrease) in net assets resulting from capital transactions	(3,643,070)	(3,856,114)	9,974,763	8,055,165
Total increase (decrease) in net assets	(1,110,371)	(3,575,587)	5,959,077	(26,927,994)
Net assets:
Beginning of year	11,649,618	15,225,205	20,093,899	47,021,893
End of year	$10,539,247	$11,649,618	$26,052,976	$20,093,899
Changes in shares outstanding
Shares outstanding, beginning of year	666,025	916,025	3,350,001	1,800,001
Shares sold	650,000	250,000	3,150,000	3,450,000
Shares repurchased	(750,000)	(500,000)	(1,750,000)	(1,900,000)
Shares outstanding, end of year	566,025	666,025	4,750,001	3,350,001

1  Effective August 28, 2023, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares		Direxion Daily Consumer Discretionary Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$2,101,884	$448,982	$175,074	$(100,922)
Net realized gain (loss)	38,161,078	(25,295,357)	2,586,394	(30,238,947)
Change in net unrealized appreciation (depreciation)	(44,873,426)	14,263,833	(2,661,483)	(21,136,117)
Net increase (decrease) in net assets resulting from operations	(4,610,464)	(10,582,542)	99,985	(51,475,986)
Distributions to shareholders:
Net distributions to shareholders	(1,980,147)	(5,900,582)	(111,347)	—
Total distributions	(1,980,147)	(5,900,582)	(111,347)	—
Capital share transactions:
Proceeds from shares sold	103,188,750	124,137,695	13,972,663	33,900,420
Cost of shares redeemed	(136,054,284)	(193,807,810)	(13,694,704)	(13,037,902)
Transaction fees (Note 4)	33,197	43,247	2,739	2,775
Net increase (decrease) in net assets resulting from capital transactions	(32,832,337)	(69,626,868)	280,698	20,865,293
Total increase (decrease) in net assets	(39,422,948)	(86,109,992)	269,336	(30,610,693)
Net assets:
Beginning of year	194,780,155	280,890,147	24,652,817	55,263,510
End of year	$155,357,207	$194,780,155	$24,922,153	$24,652,817
Changes in shares outstanding
Shares outstanding, beginning of year	10,750,001	13,650,001	1,050,001	600,001
Shares sold	6,150,000	6,850,000	600,000	750,000
Shares repurchased	(7,400,000)	(9,750,000)	(500,000)	(300,000)
Shares outstanding, end of year	9,500,001	10,750,001	1,150,001	1,050,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Dow Jones Internet Bull 3X Shares		Direxion Daily Dow Jones Internet Bear 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$(51,880)	$(488,175)	$1,474,338	$163,010
Net realized loss	(6,124,890)	(253,307,924)	(11,921,685)	(5,074,902)
Change in net unrealized appreciation (depreciation)	40,456,291	(42,716,872)	(18,295,105)	20,263,013
Net increase (decrease) in net assets resulting from operations	34,279,521	(296,512,971)	(28,742,452)	15,351,121
Distributions to shareholders:
Net distributions to shareholders	—	(7,017,671)	(1,371,721)	(26,648)
Return of capital	(1,546)	—	—	—
Total distributions	(1,546)	(7,017,671)	(1,371,721)	(26,648)
Capital share transactions:
Proceeds from shares sold	104,197,095	402,775,715	106,583,948	180,515,545
Cost of shares redeemed	(122,968,019)	(96,132,641)	(96,028,844)	(144,304,284)
Transaction fees (Note 4)	26,754	19,522	28,809	43,291
Net increase (decrease) in net assets resulting from capital transactions	(18,744,170)	306,662,596	10,583,913	36,254,552
Total increase (decrease) in net assets	15,533,805	3,131,954	(19,530,260)	51,579,025
Net assets:
Beginning of year	103,100,345	99,968,391	56,182,765	4,603,740
End of year	$118,634,150	$103,100,345	$36,652,505	$56,182,765
Changes in shares outstanding
Shares outstanding, beginning of year	14,300,001	1,150,001	1,469,952	319,952
Shares sold	14,550,000	20,800,000	5,000,000	5,150,000
Shares repurchased	(15,100,000)	(7,650,000)	(4,150,000)	(4,000,000)
Shares outstanding, end of year	13,750,001	14,300,001	2,319,952	1,469,952

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$33,079,629	$20,993,339	$5,662,574	$72,700
Net realized gain (loss)	(9,086,237)	(358,555,513)	(29,113,509)	14,512,157
Change in net unrealized appreciation (depreciation)	(397,372,050)	(1,336,880,880)	56,575,557	3,952,927
Net increase (decrease) in net assets resulting from operations	(373,378,658)	(1,674,443,054)	33,124,622	18,537,784
Distributions to shareholders:
Net distributions to shareholders	(38,385,156)	(19,073,316)	(4,956,381)	—
Total distributions	(38,385,156)	(19,073,316)	(4,956,381)	—
Capital share transactions:
Proceeds from shares sold	1,239,410,866	1,546,073,426	833,758,977	559,923,134
Cost of shares redeemed	(1,287,728,240)	(1,542,877,671)	(885,265,901)	(518,160,627)
Transaction fees (Note 4)	282,793	383,657	265,579	155,449
Net increase (decrease) in net assets resulting from capital transactions	(48,034,581)	3,579,412	(51,241,345)	41,917,956
Total increase (decrease) in net assets	(459,798,395)	(1,689,936,958)	(23,073,104)	60,455,740
Net assets:
Beginning of year	1,892,223,030	3,582,159,988	190,690,003	130,234,263
End of year	$1,432,424,635	$1,892,223,030	$167,616,899	$190,690,003
Changes in shares outstanding
Shares outstanding, beginning of year	25,699,289	24,799,289	9,303,350	7,103,350
Shares sold	20,750,000	15,650,000	42,550,000	25,050,000
Shares repurchased	(19,650,000)	(14,750,000)	(44,100,000)	(22,850,000)
Shares outstanding, end of year	26,799,289	25,699,289	7,753,350	9,303,350

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares		Direxion Daily Homebuilders & Supplies Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$3,315,117	$760,009	$520,389	$(23,901)
Net realized gain (loss)	2,485,755	23,094,065	60,764,388	(65,511,947)
Change in net unrealized appreciation (depreciation)	(55,554,511)	(57,503,787)	28,643,606	(132,743,393)
Net increase (decrease) in net assets resulting from operations	(49,753,639)	(33,649,713)	89,928,383	(198,279,241)
Distributions to shareholders:
Net distributions to shareholders	(3,100,894)	(597,569)	(748,870)	—
Total distributions	(3,100,894)	(597,569)	(748,870)	—
Capital share transactions:
Proceeds from shares sold	56,773,234	106,529,364	66,139,335	222,149,836
Cost of shares redeemed	(45,894,627)	(130,393,496)	(136,936,567)	(275,864,016)
Transaction fees (Note 4)	10,576	26,079	32,162	62,717
Net increase (decrease) in net assets resulting from capital transactions	10,889,183	(23,838,053)	(70,765,070)	(53,651,463)
Total increase (decrease) in net assets	(41,965,350)	(58,085,335)	18,414,443	(251,930,704)
Net assets:
Beginning of year	196,030,295	254,115,630	131,144,691	383,075,395
End of year	$154,064,945	$196,030,295	$149,559,134	$131,144,691
Changes in shares outstanding
Shares outstanding, beginning of year	1,800,008	2,050,008	5,000,000	4,600,000
Shares sold	600,000	900,000	1,300,000	4,850,000
Shares repurchased	(450,000)	(1,150,000)	(2,900,000)	(4,450,000)
Shares outstanding, end of year	1,950,008	1,800,008	3,400,000	5,000,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Industrials Bull 3X Shares		Direxion Daily Pharmaceutical & Medical Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$347,465	$105,061	$156,299	$43,717
Net realized gain (loss)	3,111,847	(1,191,547)	(2,266,822)	(6,497,162)
Change in net unrealized (depreciation)	(3,585,964)	(13,301,032)	(4,079,310)	(539,333)
Net decrease in net assets resulting from operations	(126,652)	(14,387,518)	(6,189,833)	(6,992,778)
Distributions to shareholders:
Net distributions to shareholders	(354,278)	(94,102)	(158,160)	(36,713)
Total distributions	(354,278)	(94,102)	(158,160)	(36,713)
Capital share transactions:
Proceeds from shares sold	11,695,357	3,972,857	4,285,507	25,410,241
Cost of shares redeemed	(10,347,637)	(34,145,073)	(930,516)	(38,908,274)
Transaction fees (Note 4)	2,069	6,829	186	7,782
Net increase (decrease) in net assets resulting from capital transactions	1,349,789	(30,165,387)	3,355,177	(13,490,251)
Total increase (decrease) in net assets	868,859	(44,647,007)	(2,992,816)	(20,519,742)
Net assets:
Beginning of year	18,872,913	63,519,920	11,173,023	31,692,765
End of year	$19,741,772	$18,872,913	$8,180,207	$11,173,023
Changes in shares outstanding
Shares outstanding, beginning of year	650,001	1,400,001	1,100,001	1,750,001
Shares sold	350,000	100,000	600,000	1,750,000
Shares repurchased	(300,000)	(850,000)	(100,000)	(2,400,000)
Shares outstanding, end of year	700,001	650,001	1,600,001	1,100,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Real Estate Bull 3X Shares		Direxion Daily Real Estate Bear 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$1,490,577	$1,162,344	$5,370,364	$520,977
Net realized gain (loss)	(5,947,975)	(136,809)	(30,705,437)	24,704,385
Change in net unrealized appreciation (depreciation)	(14,797,199)	(63,747,069)	38,664,711	5,287,833
Net increase (decrease) in net assets resulting from operations	(19,254,597)	(62,721,534)	13,329,638	30,513,195
Distributions to shareholders:
Net distributions to shareholders	(1,269,699)	(6,886,474)	(5,064,803)	—
Return of capital	(9,595)	—	—	—
Total distributions	(1,279,294)	(6,886,474)	(5,064,803)	—
Capital share transactions:
Proceeds from shares sold	47,755,605	35,165,502	177,028,894	252,540,741
Cost of shares redeemed	(29,784,937)	(66,006,865)	(238,837,953)	(97,576,159)
Transaction fees (Note 4)	6,493	13,531	71,651	29,260
Net increase (decrease) in net assets resulting from capital transactions	17,977,161	(30,827,832)	(61,737,408)	154,993,842
Total increase (decrease) in net assets	(2,556,730)	(100,435,840)	(53,472,573)	185,507,037
Net assets:
Beginning of year	47,268,047	147,703,887	205,433,383	19,926,346
End of year	$44,711,317	$47,268,047	$151,960,810	$205,433,383
Changes in shares outstanding
Shares outstanding, beginning of year	4,800,000	5,650,000	3,384,045	485,144
Shares sold	5,650,000	2,450,000	3,450,000	4,650,000
Shares repurchased	(3,150,000)	(3,300,000)	(4,500,000)	(1,751,099)
Shares outstanding, end of year	7,300,000	4,800,000	2,334,045	3,384,045

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares[1]		Direxion Daily Retail Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$9,912,041	$3,002,792	$771,755	$583,026
Net realized loss	(229,388,819)	(29,515,400)	(8,445,808)	(108,775,496)
Change in net unrealized depreciation	(45,685,169)	(133,852,353)	(7,932,387)	(28,565,366)
Net decrease in net assets resulting from operations	(265,161,947)	(160,364,961)	(15,606,440)	(136,757,836)
Distributions to shareholders:
Net distributions to shareholders	(9,723,478)	(2,874,970)	(826,260)	(473,179)
Total distributions	(9,723,478)	(2,874,970)	(826,260)	(473,179)
Capital share transactions:
Proceeds from shares sold	1,112,836,754	256,508,930	39,275,537	137,251,024
Cost of shares redeemed	(602,740,553)	(322,182,252)	(34,916,098)	(77,856,410)
Transaction fees (Note 4)	137,290	69,762	7,856	17,045
Net increase (decrease) in net assets resulting from capital transactions	510,233,491	(65,603,560)	4,367,295	59,411,659
Total increase (decrease) in net assets	235,348,066	(228,843,491)	(12,065,405)	(77,819,356)
Net assets:
Beginning of year	212,432,563	441,276,054	51,019,624	128,838,980
End of year	$447,780,629	$212,432,563	$38,954,219	$51,019,624
Changes in shares outstanding
Shares outstanding, beginning of year	709,859	864,859	6,271,105	3,071,105
Shares sold	17,385,000	580,000	5,800,000	7,500,000
Shares repurchased	(8,120,924)	(735,000)	(4,450,000)	(4,300,000)
Shares outstanding, end of year	9,973,935	709,859	7,621,105	6,271,105

1  Effective June 5, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® High Beta Bull 3X Shares		Direxion Daily S&P 500® High Beta Bear 3X Shares[1]
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$413,255	$(122,072)	$2,059,898	$57,673
Net realized gain (loss)	12,118,699	(27,568,719)	(25,035,751)	(11,036,973)
Change in net unrealized appreciation (depreciation)	(16,677,923)	(40,463,289)	5,370,298	21,185,720
Net increase (decrease) in net assets resulting from operations	(4,145,969)	(68,154,080)	(17,605,555)	10,206,420
Distributions to shareholders:
Net distributions to shareholders	(383,793)	—	(1,776,769)	—
Total distributions	(383,793)	—	(1,776,769)	—
Capital share transactions:
Proceeds from shares sold	57,992,938	128,760,161	123,123,807	168,513,712
Cost of shares redeemed	(63,528,590)	(101,920,791)	(108,582,683)	(135,959,210)
Transaction fees (Note 4)	13,806	20,511	32,572	40,788
Net increase (decrease) in net assets resulting from capital transactions	(5,521,846)	26,859,881	14,573,696	32,595,290
Total increase (decrease) in net assets	(10,051,608)	(41,294,199)	(4,808,628)	42,801,710
Net assets:
Beginning of year	69,234,565	110,528,764	66,427,676	23,625,966
End of year	$59,182,957	$69,234,565	$61,619,048	$66,427,676
Changes in shares outstanding
Shares outstanding, beginning of year	2,714,370	1,464,370	770,683	260,683
Shares sold	2,100,000	3,800,000	2,295,000	1,850,000
Shares repurchased	(2,000,000)	(2,550,000)	(2,040,229)	(1,340,000)
Shares outstanding, end of year	2,814,370	2,714,370	1,025,454	770,683

1  Effective August 28, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares[1]		Direxion Daily S&P Biotech Bear 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$6,689,908	$(4,697,375)	$3,439,371	$653,447
Net realized gain (loss)	(385,343,790)	(1,556,399,343)	15,206,346	(16,969,252)
Change in net unrealized appreciation (depreciation)	(367,624,729)	199,471,339	22,122,182	(274,321)
Net increase (decrease) in net assets resulting from operations	(746,278,611)	(1,361,625,379)	40,767,899	(16,590,126)
Distributions to shareholders:
Net distributions to shareholders	(1,704,008)	—	(3,401,055)	—
Total distributions	(1,704,008)	—	(3,401,055)	—
Capital share transactions:
Proceeds from shares sold	1,907,865,730	3,442,750,306	1,009,371,534	1,423,731,319
Cost of shares redeemed	(1,642,625,529)	(1,694,450,607)	(1,175,141,339)	(1,264,813,343)
Transaction fees (Note 4)	400,518	376,244	352,543	379,444
Net increase (decrease) in net assets resulting from capital transactions	265,640,719	1,748,675,943	(165,417,262)	159,297,420
Total increase (decrease) in net assets	(482,341,900)	387,050,564	(128,050,418)	142,707,294
Net assets:
Beginning of year	1,159,846,817	772,796,253	189,974,768	47,267,474
End of year	$677,504,917	$1,159,846,817	$61,924,350	$189,974,768
Changes in shares outstanding
Shares outstanding, beginning of year	7,813,080	725,580	9,416,024	2,216,024
Shares sold	16,910,000	14,777,500	62,500,000	50,250,000
Shares repurchased	(12,277,500)	(7,690,000)	(69,600,000)	(43,050,000)
Shares outstanding, end of year	12,445,580	7,813,080	2,316,024	9,416,024

1  Effective December 4, 2023, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$42,961,896	$24,099,574	$46,921,429	$1,307,168
Net realized gain (loss)	1,720,324,932	(5,271,582,760)	(1,440,154,710)	221,587,899
Change in net unrealized appreciation (depreciation)	839,332,544	(1,537,628,928)	89,548,417	165,141,018
Net increase (decrease) in net assets resulting from operations	2,602,619,372	(6,785,112,114)	(1,303,684,864)	388,036,085
Distributions to shareholders:
Net distributions to shareholders	(43,096,740)	(18,952,312)	(43,792,551)	—
Total distributions	(43,096,740)	(18,952,312)	(43,792,551)	—
Capital share transactions:
Proceeds from shares sold	10,580,937,669	14,029,647,329	9,770,072,277	4,367,830,060
Cost of shares redeemed	(11,207,940,372)	(7,908,295,563)	(8,305,932,790)	(4,311,606,686)
Transaction fees (Note 4)	2,957,947	1,685,971	2,472,680	1,293,464
Net increase (decrease) in net assets resulting from capital transactions	(624,044,756)	6,123,037,737	1,466,612,167	57,516,838
Total increase (decrease) in net assets	1,935,477,876	(681,026,689)	119,134,752	445,552,923
Net assets:
Beginning of year	3,474,072,270	4,155,098,959	590,970,949	145,418,026
End of year	$5,409,550,146	$3,474,072,270	$710,105,701	$590,970,949
Changes in shares outstanding
Shares outstanding, beginning of year	390,950,060	87,250,060	9,923,440	2,530,107
Shares sold	617,300,000	644,650,000	611,150,000	91,435,000
Shares repurchased	(645,700,000)	(340,950,000)	(568,650,000)	(84,041,667)
Shares outstanding, end of year	362,550,060	390,950,060	52,423,440	9,923,440

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$8,511,155	$(1,097,830)	$5,628,820	$371,278
Net realized gain (loss)	726,387,060	(739,111,544)	(104,388,956)	(12,493,515)
Change in net unrealized appreciation (depreciation)	115,113,941	(1,370,501,859)	(36,021,980)	64,453,561
Net increase (decrease) in net assets resulting from operations	850,012,156	(2,110,711,233)	(134,782,116)	52,331,324
Distributions to shareholders:
Net distributions to shareholders	(8,366,866)	(11,889,234)	(4,968,948)	—
Total distributions	(8,366,866)	(11,889,234)	(4,968,948)	—
Capital share transactions:
Proceeds from shares sold	1,413,005,654	1,140,561,864	1,129,604,048	822,314,776
Cost of shares redeemed	(1,608,844,840)	(710,702,242)	(1,035,197,838)	(782,288,457)
Transaction fees (Note 4)	359,690	176,439	310,560	234,672
Net increase (decrease) in net assets resulting from capital transactions	(195,479,496)	430,036,061	94,716,770	40,260,991
Total increase (decrease) in net assets	646,165,794	(1,692,564,406)	(45,034,294)	92,592,315
Net assets:
Beginning of year	1,368,794,940	3,061,359,346	159,534,508	66,942,193
End of year	$2,014,960,734	$1,368,794,940	$114,500,214	$159,534,508
Changes in shares outstanding
Shares outstanding, beginning of year	53,300,000	43,050,000	3,800,260	1,801,485
Shares sold	34,000,000	24,750,000	56,350,000	20,300,000
Shares repurchased	(39,750,000)	(14,500,000)	(53,050,000)	(18,301,225)
Shares outstanding, end of year	47,550,000	53,300,000	7,100,260	3,800,260

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Transportation Bull 3X Shares		Direxion Daily Utilities Bull 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income (loss)	$376,536	$(15,247)	$653,332	$283,546
Net realized gain (loss)	(627,835)	3,113,802	(4,821,348)	6,257,659
Change in net unrealized (depreciation)	(326,794)	(31,874,575)	(4,719,266)	(3,670,521)
Net increase (decrease) in net assets resulting from operations	(578,093)	(28,776,020)	(8,887,282)	2,870,684
Distributions to shareholders:
Net distributions to shareholders	(358,776)	—	(565,817)	(363,008)
Total distributions	(358,776)	—	(565,817)	(363,008)
Capital share transactions:
Proceeds from shares sold	6,300,874	15,083,398	47,512,186	20,912,861
Cost of shares redeemed	(11,184,977)	(52,875,378)	(22,114,430)	(38,819,781)
Transaction fees (Note 4)	2,694	12,464	4,423	7,764
Net increase (decrease) in net assets resulting from capital transactions	(4,881,409)	(37,779,516)	25,402,179	(17,899,156)
Total increase (decrease) in net assets	(5,818,278)	(66,555,536)	15,949,080	(15,391,480)
Net assets:
Beginning of year	23,242,510	89,798,046	21,882,625	37,274,105
End of year	$17,424,232	$23,242,510	$37,831,705	$21,882,625
Changes in shares outstanding
Shares outstanding, beginning of year	1,050,001	1,850,001	750,001	1,150,001
Shares sold	250,000	350,000	2,100,000	700,000
Shares repurchased	(400,000)	(1,150,000)	(750,000)	(1,100,000)
Shares outstanding, end of year	900,001	1,050,001	2,100,001	750,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$846,763	$108,970	$979,531	$18,850
Net realized gain (loss)	(7,179,054)	(8,203,502)	927,443	14,428,932
Change in net unrealized appreciation (depreciation)	(3,657,657)	(5,317,042)	371,604	5,753,324
Net increase (decrease) in net assets resulting from operations	(9,989,948)	(13,411,574)	2,278,578	20,201,106
Distributions to shareholders:
Net distributions to shareholders	(733,853)	—	(868,392)	—
Total distributions	(733,853)	—	(868,392)	—
Capital share transactions:
Proceeds from shares sold	48,828,705	19,813,138	14,265,610	48,953,433
Cost of shares redeemed	(18,107,208)	(5,460,055)	(42,207,200)	(42,655,103)
Transaction fees (Note 4)	5,288	1,424	25,274	12,797
Net increase (decrease) in net assets resulting from capital transactions	30,726,785	14,354,507	(27,916,316)	6,311,127
Total increase (decrease) in net assets	20,002,984	942,933	(26,506,130)	26,512,233
Net assets:
Beginning of year	24,281,736	23,338,803	56,135,448	29,623,215
End of year	$44,284,720	$24,281,736	$29,629,318	$56,135,448
Changes in shares outstanding
Shares outstanding, beginning of year	850,000	450,000	3,950,000	3,400,000
Shares sold	1,700,000	550,000	1,050,000	4,300,000
Shares repurchased	(600,000)	(150,000)	(3,200,000)	(3,750,000)
Shares outstanding, end of year	1,950,000	850,000	1,800,000	3,950,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares[2]		Direxion Daily 20+ Year Treasury Bear 3X Shares[1]
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$52,328,244	$3,318,740	$12,343,378	$286,716
Net realized gain (loss)	(1,037,298,687)	(301,126,220)	96,540,706	324,325,126
Change in net unrealized appreciation (depreciation)	(525,010,582)	(204,797,974)	(86,933,259)	177,391,380
Net increase (decrease) in net assets resulting from operations	(1,509,981,025)	(502,605,454)	21,950,825	502,003,222
Distributions to shareholders:
Net distributions to shareholders	(43,514,596)	(2,244,754)	(10,844,169)	—
Total distributions	(43,514,596)	(2,244,754)	(10,844,169)	—
Capital share transactions:
Proceeds from shares sold	4,677,431,969	706,074,203	1,826,053,350	348,379,936
Cost of shares redeemed	(1,265,403,706)	(123,804,932)	(2,124,903,945)	(487,348,808)
Transaction fees (Note 4)	385,412	31,440	637,471	281,810
Net increase (decrease) in net assets resulting from capital transactions	3,412,413,675	582,300,711	(298,213,124)	(138,687,062)
Total increase (decrease) in net assets	1,858,918,054	77,450,503	(287,106,468)	363,316,160
Net assets:
Beginning of year	437,185,320	359,734,817	688,649,658	325,333,498
End of year	$2,296,103,374	$437,185,320	$401,543,190	$688,649,658
Changes in shares outstanding
Shares outstanding, beginning of year	6,235,000	1,280,000	17,297,044	22,697,044
Shares sold	71,190,000	5,835,000	52,900,000	15,600,000
Shares repurchased	(19,595,000)	(880,000)	(62,400,000)	(21,000,000)
Shares outstanding, end of year	57,830,000	6,235,000	7,797,044	17,297,044

1  Effective August 28, 2023, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

2  Effective December 4, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2023	$36.77	$0.53	$0.63	$(8.65)	$(8.12)	$(0.39)	$—	$—	$(0.39)	$28.26	-22.31%	$39,573	1.23%	1.24%	1.39%	0.95%	0.96%	1.67%	17%
For the Year Ended October 31, 2022	67.09	0.15	0.17	(30.47)	(30.32)	—	—	—	—	36.77	-45.19%	47,801	0.98%	0.99%	0.31%	0.95%	0.96%	0.34%	54%
For the Year Ended October 31, 2021	22.89	(0.08)	(0.07)	44.29	44.21	(0.01)	—	—	(0.01)	67.09	193.19%	90,584	0.96%	0.95%	(0.14)%	0.95%	0.94%	(0.13)%	33%
For the Year Ended October 31, 2020	42.25	0.06	0.08	(19.24)	(19.18)	(0.17)	—	(0.01)	(0.18)	22.89	-45.61%	40,055	1.00%	1.06%	0.25%	0.95%	1.01%	0.30%	91%
For the Year Ended October 31, 2019	38.45	0.30	0.35	3.84	4.14	(0.34)	—	—	(0.34)	42.25	11.04%	46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2023	65.97	0.87	1.20	6.12	6.99	(0.84)	—	—	(0.84)	72.12	10.54%	2,625,285	1.31%	1.35%	1.10%	0.88%	0.92%	1.53%	65%
For the Year Ended October 31, 2022	130.30	0.22	0.25	(64.36)	(64.14)	(0.19)	—	—	(0.19)	65.97	-49.27%	2,546,628	0.91%	0.96%	0.23%	0.88%	0.93%	0.26%	113%
For the Year Ended October 31, 2021	48.08	0.13	0.14	82.25	82.38	(0.16)	—	—	(0.16)	130.30	171.57%	3,348,750	0.91%	0.93%	0.14%	0.90%	0.92%	0.15%	28%
For the Year Ended October 31, 2020	55.25	0.16	0.20	(7.02)	(6.86)	(0.31)	—	—	(0.31)	48.08	-12.54%	1,331,734	1.03%	1.04%	0.34%	0.95%	0.96%	0.42%	223%
For the Year Ended October 31, 2019	43.04	0.45	0.56	12.26	12.71	(0.50)	—	—	(0.50)	55.25	29.95%	947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
Direxion Daily S&P 500® Bear 3X Shares
For the Year Ended October 31, 2023	22.66	0.58	0.61	(5.75)	(5.17)	(0.55)	—	—	(0.55)	16.94	-22.66%	690,955	1.17%	1.15%	3.49%	0.94%	0.92%	3.72%	0%
For the Year Ended October 31, 2022	18.78	0.04	0.07	3.84	3.88	—	—	—	—	22.66	20.66%	887,711	1.08%	1.06%	0.20%	0.95%	0.93%	0.33%	0%
For the Year Ended October 31, 2021	61.00	(0.27)	(0.27)	(41.95)	(42.22)	—	—	—	—	18.78	-69.21%	388,357	0.95%	0.92%	(0.92)%	0.95%	0.92%	(0.92)%	0%
For the Year Ended October 31, 2020	160.60	(0.40)	(0.40)	(98.60)	(99.00)	(0.40)	—	(0.20)	(0.60)	61.00	-61.87%	803,180	0.96%	0.99%	(0.45)%	0.95%	0.98%	(0.44)%	0%
For the Year Ended October 31, 2019	259.20	2.90	2.90	(98.60)	(95.70)	(2.90)	—	—	(2.90)	160.60	-37.21%	488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2023	38.28	0.48	0.59	(15.61)	(15.13)	(0.38)	—	—	(0.38)	22.77	-39.82%	1,272,601	1.24%	1.24%	1.43%	0.91%	0.91%	1.76%	102%
For the Year Ended October 31, 2022	93.14	0.11	0.13	(54.92)	(54.81)	(0.05)	—	—	(0.05)	38.28	-58.86%	1,217,463	0.94%	0.94%	0.22%	0.91%	0.91%	0.25%	114%
For the Year Ended October 31, 2021	32.03	(0.23)	(0.22)	61.35	61.12	(0.01)	—	—	(0.01)	93.14	190.83%	1,499,519	0.91%	0.91%	(0.28)%	0.90%	0.90%	(0.27)%	62%
For the Year Ended October 31, 2020	59.64	0.02	0.05	(27.47)	(27.45)	(0.12)	—	(0.04)	(0.16)	32.03	-46.16%	831,202	1.03%	1.01%	0.06%	0.95%	0.93%	0.14%	76%
For the Year Ended October 31, 2019	61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	—	—	(0.30)	59.64	-2.88%	730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
Direxion Daily Small Cap Bear 3X Shares
For the Year Ended October 31, 2023	32.33	0.99	1.10	5.76	6.75	(0.98)	—	—	(0.98)	38.10	21.75%	328,542	1.30%	1.30%	3.45%	0.90%	0.90%	3.85%	0%
For the Year Ended October 31, 2022	26.89	0.01	0.04	5.43	5.44	—	—	—	—	32.33	20.23%	547,165	0.99%	0.99%	0.04%	0.91%	0.91%	0.12%	0%
For the Year Ended October 31, 2021	124.40	(0.33)	(0.33)	(97.18)	(97.51)	—	—	—	—	26.89	-78.38%	504,783	0.94%	0.90%	(0.91)%	0.94%	0.90%	(0.91)%	0%
For the Year Ended October 31, 2020	345.52	(0.88)	(0.88)	(218.88)	(219.76)	(0.96)	—	(0.40)	(1.36)	124.40	-63.86%	545,802	0.97%	0.97%	(0.46)%	0.95%	0.95%	(0.44)%	0%
For the Year Ended October 31, 2019	462.40	5.44	5.60	(116.64)	(111.20)	(5.68)	—	—	(5.68)	345.52	-24.30%	321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2023	19.95	0.86	0.93	5.21	6.07	(0.94)	—	—	(0.94)	25.08	28.74%	628,056	1.15%	1.14%	2.23%	0.95%	0.94%	2.43%	126%
For the Year Ended October 31, 2022	223.80	0.70	0.71	(204.20)	(203.50)	(0.35)	—	—	(0.35)	19.95	-91.06%	217,357	0.97%	0.97%	0.78%	0.95%	0.95%	0.80%	102%
For the Year Ended October 31, 2021	335.60	0.60	0.60	(109.60)	(109.00)	(2.80)	—	—	(2.80)	223.80	-32.82%	482,288	0.95%	0.93%	0.17%	0.95%	0.93%	0.17%	50%
For the Year Ended October 31, 2020	361.00	3.00	3.20	(24.80)	(21.80)	(3.20)	—	(0.40)	(3.60)	335.60	-6.03%	260,909	0.99%	1.01%	0.96%	0.95%	0.97%	1.00%	264%
For the Year Ended October 31, 2019	357.00	4.40	4.80	4.00	8.40	(4.40)	—	—	(4.40)	361.00	2.23%	329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
Direxion Daily FTSE China Bear 3X Shares
For the Year Ended October 31, 2023	38.16	0.34	0.41	(26.10)	(25.76)	(0.33)	—	—	(0.33)	12.07	-67.40%	123,997	1.58%	1.58%	3.29%	0.95%	0.95%	3.92%	0%
For the Year Ended October 31, 2022	16.86	0.02	0.03	21.28	21.30	—	—	—	—	38.16	126.33%	168,948	1.06%	1.06%	0.09%	0.95%	0.95%	0.20%	0%
For the Year Ended October 31, 2021	20.91	(0.14)	(0.14)	(3.91)	(4.05)	—	—	—	—	16.86	-19.37%	66,230	0.95%	0.98%	(0.93)%	0.95%	0.98%	(0.93)%	0%
For the Year Ended October 31, 2020	49.94	(0.05)	(0.04)	(28.78)	(28.83)	(0.11)	—	(0.09)	(0.20)	20.91	-57.94%	44,477	0.98%	1.03%	(0.14)%	0.95%	1.00%	(0.11)%	0%
For the Year Ended October 31, 2019	71.04	0.65	0.71	(21.04)	(20.39)	(0.71)	—	—	(0.71)	49.94	-28.74%	78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2023	12.83	0.48	0.59	3.11	3.59	(0.50)	—	—	(0.50)	15.92	27.29%	17,516	1.48%	1.48%	2.36%	0.95%	0.95%	2.89%	15%
For the Year Ended October 31, 2022	38.34	0.28	0.29	(25.53)	(25.25)	(0.26)	—	—	(0.26)	12.83	-66.00%	17,965	0.98%	0.99%	1.16%	0.95%	0.96%	1.19%	0%
For the Year Ended October 31, 2021	14.48	0.15	0.15	23.85	24.00	(0.14)	—	—	(0.14)	38.34	165.99%	47,924	0.96%	0.93%	0.45%	0.95%	0.92%	0.46%	51%
For the Year Ended October 31, 2020	29.27	0.09	0.11	(14.74)	(14.65)	(0.14)	—	—	(0.14)	14.48	-50.09%	13,757	1.03%	1.09%	0.43%	0.95%	1.01%	0.51%	101%
For the Year Ended October 31, 2019	24.54	0.36	0.42	4.79	5.15	(0.42)	—	—	(0.42)	29.27	21.25%	27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%

The accompanying notes are an integral part of these financial statements.

DIREXION Annual Report

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2023	$21.64	$1.11	$1.17	$0.75	$1.86	$(0.93)	$—	$—	$(0.93)	$22.57	7.70%	$65,028	1.15%	1.17%	3.66%	0.95%	0.97%	3.86%	320%
For the Year Ended October 31, 2022	81.27	0.37	0.38	(60.00)	(59.63)	—	—	—	—	21.64	-73.37%	49,367	0.96%	0.97%	0.74%	0.95%	0.96%	0.75%	262%
For the Year Ended October 31, 2021	59.82	(0.15)	(0.14)	21.73	21.58	(0.09)	—	(0.04)	(0.13)	81.27	36.04%	169,181	0.96%	0.94%	(0.16)%	0.95%	0.93%	(0.15)%	87%
For the Year Ended October 31, 2020	73.05	0.27	0.31	(13.07)	(12.80)	(0.43)	—	—	(0.43)	59.82	-16.88%	136,479	1.02%	1.04%	0.46%	0.95%	0.97%	0.53%	192%
For the Year Ended October 31, 2019	62.74	0.90	0.96	10.28	11.18	(0.87)	—	—	(0.87)	73.05	17.72%	188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2023	20.95	0.44	0.50	(5.71)	(5.27)	(0.41)	—	—	(0.41)	15.27	-24.78%	28,183	1.41%	1.61%	3.36%	0.95%	1.15%	3.82%	0%
For the Year Ended October 31, 2022	9.03	(0.00)[10]	0.02	11.92	11.92	—	—	—	—	20.95	132.00%	56,453	1.10%	1.23%	—%	0.95%	1.08%	0.15%	0%
For the Year Ended October 31, 2021	17.25	(0.08)	(0.08)	(8.14)	(8.22)	—	—	—	—	9.03	-47.65%	26,590	0.95%	1.17%	(0.93)%	0.95%	1.17%	(0.93)%	0%
For the Year Ended October 31, 2020	42.02	(0.04)	(0.03)	(24.56)	(24.60)	(0.11)	—	(0.06)	(0.17)	17.25	-58.79%	38,720	0.98%	1.08%	(0.12)%	0.95%	1.05%	(0.09)%	0%
For the Year Ended October 31, 2019	64.78	0.63	0.67	(22.66)	(22.03)	(0.73)	—	—	(0.73)	42.02	-34.15%	62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
Direxion Daily MSCI Mexico Bull 3X Shares[11]
For the Year Ended October 31, 2023	17.49	0.47	0.77	1.10	1.57	(0.44)	—	—	(0.44)	18.62	8.49%	10,539	2.12%	2.20%	1.88%	0.95%	1.03%	3.05%	71%
For the Year Ended October 31, 2022	16.62	0.21	0.21	0.83	1.04	(0.17)	—	—	(0.17)	17.49	6.35%	11,650	0.98%	1.09%	1.27%	0.95%	1.06%	1.30%	25%
For the Year Ended October 31, 2021	6.40	(0.01)	(0.00)[10]	10.27	10.26	(0.04)	—	—	(0.04)	16.62	160.49%	15,225	0.96%	0.99%	(0.04)%	0.95%	0.98%	(0.03)%	180%
For the Year Ended October 31, 2020	26.06	0.02	0.02	(19.58)	(19.56)	(0.08)	—	(0.02)	(0.10)	6.40	-75.36%	10,660	1.03%	1.26%	0.18%	0.95%	1.18%	0.26%	188%
For the Year Ended October 31, 2019	25.66	0.40	0.43	0.46	0.86	(0.46)	—	—	(0.46)	26.06	3.42%	11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Year Ended October 31, 2023	6.00	0.14	0.17	(0.53)	(0.39)	(0.13)	—	—	(0.13)	5.48	-7.30%	26,053	1.32%	1.37%	1.67%	0.95%	1.00%	2.04%	73%
For the Year Ended October 31, 2022	26.12	0.11	0.11	(20.04)	(19.93)	(0.14)	—	(0.05)	(0.19)	6.00	-76.86%	20,094	0.96%	1.01%	0.78%	0.95%	1.00%	0.79%	27%
For the Year Ended October 31, 2021	16.66	(0.27)	(0.27)	9.73	9.46	(0.00)[10]	—	—	(0.00)[10]	26.12	56.80%	47,022	0.96%	0.97%	(0.73)%	0.95%	0.96%	(0.72)%	97%
For the Year Ended October 31, 2020	21.32	(0.00)[10]	0.01	(4.47)	(4.47)	(0.19)	—	—	(0.19)	16.66	-21.27%	25,821	1.01%	1.15%	(0.02)%	0.95%	1.09%	0.04%	327%
For the Year Ended October 31, 2019	24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	—	—	(0.19)	21.32	-10.93%	25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Year Ended October 31, 2023	18.12	0.24	0.29	(1.79)	(1.55)	(0.22)	—	—	(0.22)	16.35	-8.70%	155,357	1.21%	1.21%	1.23%	0.93%	0.93%	1.51%	32%
For the Year Ended October 31, 2022	20.58	0.04	0.04	(2.12)	(2.08)	(0.04)	(0.34)	—	(0.38)	18.12	-10.07%	194,780	0.98%	0.97%	0.19%	0.94%	0.93%	0.23%	77%
For the Year Ended October 31, 2021	8.87	(0.03)	(0.03)	11.75	11.72	(0.01)	—	—	(0.01)	20.58	132.19%	280,890	0.96%	0.93%	(0.17)%	0.95%	0.92%	(0.16)%	64%
For the Year Ended October 31, 2020	55.54	0.01	(0.01)	(46.58)	(46.57)	(0.06)	—	(0.04)	(0.10)	8.87	-83.86%	199,485	0.99%	1.02%	0.07%	0.95%	0.98%	0.11%	159%
For the Year Ended October 31, 2019	42.15	0.30	0.46	13.43	13.73	(0.34)	—	—	(0.34)	55.54	32.78%	52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Year Ended October 31, 2023	23.48	0.15	0.28	(1.87)	(1.72)	(0.09)	—	—	(0.09)	21.67	-7.37%	24,922	1.47%	1.50%	0.60%	0.95%	0.98%	1.12%	99%
For the Year Ended October 31, 2022	92.11	(0.12)	(0.08)	(68.51)	(68.63)	—	—	—	—	23.48	-74.51%	24,653	1.03%	1.06%	(0.25)%	0.95%	0.98%	(0.17)%	149%
For the Year Ended October 31, 2021	36.13	(0.33)	(0.33)	56.31	55.98	—	—	—	—	92.11	154.94%	55,264	0.96%	0.99%	(0.54)%	0.95%	0.98%	(0.53)%	18%
For the Year Ended October 31, 2020	31.74	(0.06)	(0.05)	4.52	4.46	(0.07)	—	—	(0.07)	36.13	14.26%	12,647	1.00%	1.46%	(0.20)%	0.95%	1.41%	(0.15)%	101%
For the Period November 29, 2018[9] through October 31, 2019	25.00	0.15	0.18	6.79	6.94	(0.17)	—	(0.03)	(0.20)	31.74	27.83%	6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Dow Jones Internet Bull 3X Shares
For the Year Ended October 31, 2023	7.21	(0.00)[10]	0.06	1.42	1.42	—	—	(0.00)[10]	(0.00)[10]	8.63	19.70%	118,634	1.70%	1.68%	(0.04)%	0.95%	0.93%	0.71%	110%
For the Year Ended October 31, 2022	86.93	(0.07)	(0.06)	(76.60)	(76.67)	—	(3.05)	—	(3.05)	7.21	-91.32%	103,100	0.98%	0.99%	(0.39)%	0.95%	0.96%	(0.36)%	55%
For the Year Ended October 31, 2021	45.47	(0.62)	(0.62)	42.08	41.46	—	—	—	—	86.93	91.18%	99,968	0.96%	0.96%	(0.81)%	0.95%	0.95%	(0.80)%	65%
For the Period November 7, 2019[9] through October 31, 2020	25.00	(0.25)	(0.24)	20.74	20.49	(0.02)	—	—	(0.02)	45.47	81.99%	34,100	0.97%	1.14%	(0.66)%	0.95%	1.12%	(0.64)%	123%

The accompanying notes are an integral part of these financial statements.

DIREXION Annual Report

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Dow Jones Internet Bear 3X Shares
For the Year Ended October 31, 2023	$38.22	$0.69	$0.79	$(22.49)	$(21.80)	$(0.62)	$—	$—	$(0.62)	$15.80	-57.09%	$36,653	1.44%	1.46%	3.50%	0.95%	0.97%	3.99%	0%
For the Year Ended October 31, 2022	14.39	0.17	0.20	23.67	23.84	(0.01)	—	—	(0.01)	38.22	165.69%	56,183	1.06%	1.11%	0.49%	0.95%	1.00%	0.60%	0%
For the Year Ended October 31, 2021	44.23	(0.18)	(0.18)	(29.66)	(29.84)	—	—	—	—	14.39	-67.47%	4,604	0.95%	1.56%	(0.93)%	0.95%	1.56%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	250.00	(0.24)	(0.23)	(204.96)	(205.20)	(0.28)	—	(0.29)	(0.57)	44.23	-82.26%	5,305	0.96%	2.14%	(0.30)%	0.95%	2.13%	(0.29)%	0%
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2023	73.63	1.25	1.41	(20.02)	(18.77)	(1.41)	—	—	(1.41)	53.45	-25.79%	1,432,425	1.12%	1.13%	1.85%	0.89%	0.90%	2.08%	80%
For the Year Ended October 31, 2022	144.45	0.81	0.83	(70.93)	(70.12)	(0.70)	—	—	(0.70)	73.63	-48.61%	1,892,223	0.89%	0.93%	0.82%	0.87%	0.91%	0.84%	109%
For the Year Ended October 31, 2021	33.61	0.52	0.53	110.82	111.34	(0.50)	—	—	(0.50)	144.45	332.26%	3,582,160	0.86%	0.91%	0.56%	0.85%	0.90%	0.57%	70%
For the Year Ended October 31, 2020	80.94	0.32	0.36	(47.34)	(47.02)	(0.31)	—	—	(0.31)	33.61	-58.07%	1,347,638	1.03%	1.03%	0.73%	0.94%	0.94%	0.82%	247%
For the Year Ended October 31, 2019	58.65	0.68	0.88	22.25	22.93	(0.64)	—	(0.00)[10]	(0.64)	80.94	39.44%	1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%
Direxion Daily Financial Bear 3X Shares
For the Year Ended October 31, 2023	20.50	0.61	0.69	1.10	1.71	(0.59)	—	—	(0.59)	21.62	8.57%	167,617	1.35%	1.33%	3.25%	0.93%	0.91%	3.67%	0%
For the Year Ended October 31, 2022	18.33	0.01	0.03	2.16	2.17	—	—	—	—	20.50	11.84%	190,690	1.04%	1.01%	0.05%	0.95%	0.92%	0.14%	0%
For the Year Ended October 31, 2021	118.00	(0.33)	(0.33)	(99.34)	(99.67)	—	—	—	—	18.33	-84.47%	130,234	0.95%	0.92%	(0.93)%	0.95%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2020	261.76	(0.88)	(0.80)	(141.92)	(142.80)	(0.64)	—	(0.32)	(0.96)	118.00	-54.76%	271,668	0.96%	0.98%	(0.48)%	0.95%	0.97%	(0.47)%	0%
For the Year Ended October 31, 2019	449.20	4.72	4.88	(187.52)	(182.80)	(4.64)	—	—	(4.64)	261.76	-40.98%	175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2023	108.91	1.76	1.86	(30.04)	(28.28)	(1.62)	—	—	(1.62)	79.01	-26.23%	154,065	1.02%	1.01%	1.74%	0.92%	0.91%	1.84%	18%
For the Year Ended October 31, 2022	123.96	0.40	0.44	(15.12)	(14.72)	(0.33)	—	—	(0.33)	108.91	-11.85%	196,030	0.98%	0.96%	0.35%	0.95%	0.93%	0.38%	16%
For the Year Ended October 31, 2021	55.70	(0.04)	(0.04)	68.31	68.27	(0.01)	—	—	(0.01)	123.96	122.57%	254,116	0.96%	0.94%	(0.05)%	0.95%	0.93%	(0.04)%	2%
For the Year Ended October 31, 2020	58.15	0.12	0.16	(2.44)	(2.32)	(0.13)	—	—	(0.13)	55.70	-3.85%	103,039	1.01%	1.04%	0.20%	0.95%	0.98%	0.26%	228%
For the Year Ended October 31, 2019	53.02	0.40	0.46	5.16	5.56	(0.43)	—	—	(0.43)	58.15	10.61%	139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Year Ended October 31, 2023	26.23	0.14	0.71	17.82	17.96	(0.20)	—	—	(0.20)	43.99	68.45%	149,559	2.10%	2.10%	0.28%	0.93%	0.93%	1.45%	108%
For the Year Ended October 31, 2022	83.28	(0.01)	0.02	(57.04)	(57.05)	—	—	—	—	26.23	-68.50%	131,145	0.97%	0.97%	(0.01)%	0.93%	0.93%	0.03%	98%
For the Year Ended October 31, 2021	39.58	(0.25)	(0.24)	43.95	43.70	—	—	—	—	83.28	110.41%	383,075	0.96%	0.94%	(0.37)%	0.94%	0.92%	(0.35)%	95%
For the Year Ended October 31, 2020	70.39	(0.12)	(0.10)	(30.69)	(30.81)	(0.00)[10]	—	—	(0.00)[10]	39.58	-43.74%	360,141	1.01%	1.02%	(0.34)%	0.95%	0.96%	(0.28)%	134%
For the Year Ended October 31, 2019	28.33	0.15	0.22	42.09	42.24	(0.17)	—	(0.01)	(0.18)	70.39	149.83%	66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
Direxion Daily Industrials Bull 3X Shares
For the Year Ended October 31, 2023	29.04	0.50	0.60	(0.83)	(0.33)	(0.51)	—	—	(0.51)	28.20	-1.42%	19,742	1.26%	1.30%	1.47%	0.95%	0.99%	1.78%	21%
For the Year Ended October 31, 2022	45.37	0.12	0.13	(16.33)	(16.21)	(0.12)	—	—	(0.12)	29.04	-35.71%	18,873	0.97%	1.01%	0.33%	0.95%	0.99%	0.35%	20%
For the Year Ended October 31, 2021	18.48	(0.00)[10]	(0.00)[10]	26.96	26.96	(0.03)	(0.04)	—	(0.07)	45.37	146.14%	63,520	0.96%	0.96%	(0.01)%	0.95%	0.95%	—%	3%
For the Year Ended October 31, 2020	32.94	0.05	0.06	(14.36)	(14.31)	(0.15)	—	—	(0.15)	18.48	-43.33%	16,636	0.97%	1.44%	0.27%	0.95%	1.42%	0.29%	103%
For the Year Ended October 31, 2019	26.25	0.37	0.39	6.75	7.12	(0.43)	—	—	(0.43)	32.94	27.57%	3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Year Ended October 31, 2023	10.16	0.13	0.14	(5.04)	(4.91)	(0.14)	—	—	(0.14)	5.11	-48.91%	8,180	1.06%	1.37%	1.54%	0.95%	1.26%	1.65%	51%
For the Year Ended October 31, 2022	18.11	0.03	0.04	(7.95)	(7.92)	(0.03)	—	—	(0.03)	10.16	-43.75%	11,173	0.98%	1.11%	0.25%	0.95%	1.08%	0.28%	189%
For the Year Ended October 31, 2021	15.76	(0.09)	(0.08)	2.44	2.35	—	—	—	—	18.11	14.91%	31,693	0.95%	1.07%	(0.39)%	0.95%	1.07%	(0.39)%	115%
For the Year Ended October 31, 2020	15.66	(0.06)	(0.04)	0.16	0.10	(0.00)[10]	—	—	(0.00)[10]	15.76	0.64%	11,029	1.03%	1.38%	(0.34)%	0.95%	1.30%	(0.26)%	165%
For the Year Ended October 31, 2019	26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	—	(0.01)	(0.19)	15.66	-40.41%	8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
Direxion Daily Real Estate Bull 3X Shares
For the Year Ended October 31, 2023	9.85	0.29	0.31	(3.77)	(3.48)	(0.25)	—	(0.00)[10]	(0.25)	6.12	-36.09%	44,711	1.15%	1.15%	3.09%	0.95%	0.95%	3.29%	45%
For the Year Ended October 31, 2022	26.14	0.25	0.26	(15.16)	(14.91)	(0.25)	(1.13)	—	(1.38)	9.85	-60.04%	47,268	0.98%	0.97%	1.24%	0.95%	0.94%	1.27%	84%
For the Year Ended October 31, 2021	9.03	0.22	0.22	17.08	17.30	(0.19)	—	—	(0.19)	26.14	192.60%	147,704	0.96%	0.94%	1.18%	0.95%	0.93%	1.19%	20%
For the Year Ended October 31, 2020	30.84	0.19	0.19	(21.40)	(21.21)	(0.17)	(0.40)	(0.03)	(0.60)	9.03	-69.35%	49,659	1.01%	1.08%	1.40%	0.95%	1.02%	1.46%	123%
For the Year Ended October 31, 2019	19.59	0.54	0.59	11.20	11.74	(0.49)	—	—	(0.49)	30.84	60.83%	53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
The accompanying notes are an integral part of these financial statements.

DIREXION Annual Report

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Real Estate Bear 3X Shares
For the Year Ended October 31, 2023	$60.71	$1.62	$1.87	$4.40	$6.02	$(1.62)	$—	$—	$(1.62)	$65.11	10.65%	$151,961	1.44%	1.40%	3.24%	0.95%	0.91%	3.73%	0%
For the Year Ended October 31, 2022	41.07	0.37	0.40	19.27	19.64	—	—	—	—	60.71	47.82%	205,433	1.01%	1.03%	0.75%	0.95%	0.97%	0.81%	0%
For the Year Ended October 31, 2021	153.40	(0.64)	(0.64)	(111.69)	(112.33)	—	—	—	—	41.07	-73.23%	19,926	0.95%	1.17%	(0.93)%	0.95%	1.17%	(0.93)%	0%
For the Year Ended October 31, 2020	257.60	(1.10)	(1.10)	(102.20)	(103.30)	(0.60)	—	(0.30)	(0.90)	153.40	-40.31%	45,283	0.96%	1.14%	(0.60)%	0.95%	1.13%	(0.59)%	0%
For the Year Ended October 31, 2019	502.00	5.00	5.00	(244.60)	(239.60)	(4.80)	—	—	(4.80)	257.60	-47.94%	15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
Direxion Daily Regional Banks Bull 3X Shares[12]
For the Year Ended October 31, 2023	299.30	1.88	2.22	(254.52)	(252.64)	(1.76)	—	—	(1.76)	44.90	-84.66%	447,781	1.38%	1.38%	2.67%	0.90%	0.90%	3.15%	149%
For the Year Ended October 31, 2022	510.20	3.70	3.90	(211.00)	(207.30)	(3.60)	—	—	(3.60)	299.30	-40.71%	212,433	0.93%	0.93%	0.94%	0.89%	0.89%	0.98%	138%
For the Year Ended October 31, 2021	131.90	2.80	2.80	378.30	381.10	(2.80)	—	—	(2.80)	510.20	290.09%	441,276	0.91%	0.89%	0.70%	0.90%	0.88%	0.71%	147%
For the Year Ended October 31, 2020	831.20	2.10	2.10	(696.90)	(694.80)	(4.50)	—	—	(4.50)	131.90	-83.83%	111,397	0.97%	1.00%	1.64%	0.95%	0.98%	1.66%	331%
For the Year Ended October 31, 2019	994.40	14.00	14.40	(163.00)	(149.00)	(14.20)	—	—	(14.20)	831.20	-14.83%	20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
Direxion Daily Retail Bull 3X Shares
For the Year Ended October 31, 2023	8.14	0.11	0.13	(3.03)	(2.92)	(0.11)	—	—	(0.11)	5.11	-36.13%	38,954	1.21%	1.20%	1.54%	0.93%	0.92%	1.82%	146%
For the Year Ended October 31, 2022	41.95	0.13	0.13	(33.83)	(33.70)	(0.11)	—	—	(0.11)	8.14	-80.48%	51,020	0.98%	0.95%	0.74%	0.95%	0.92%	0.77%	83%
For the Year Ended October 31, 2021	8.58	(0.09)	(0.08)	33.46	33.37	(0.00)[10]	—	—	(0.00)[10]	41.95	389.07%	128,839	0.97%	0.92%	(0.24)%	0.95%	0.90%	(0.22)%	112%
For the Year Ended October 31, 2020	9.43	0.01	0.01	(0.82)	(0.81)	(0.02)	—	(0.02)	(0.04)	8.58	-7.65%	22,485	0.99%	1.17%	0.12%	0.95%	1.13%	0.16%	171%
For the Year Ended October 31, 2019	14.76	0.13	0.13	(5.34)	(5.21)	(0.12)	—	—	(0.12)	9.43	-35.35%	12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
Direxion Daily S&P 500® High Beta Bull 3X Shares
For the Year Ended October 31, 2023	25.51	0.18	0.33	(4.48)	(4.30)	(0.18)	—	—	(0.18)	21.03	-17.09%	59,183	1.42%	1.43%	0.60%	0.95%	0.96%	1.07%	147%
For the Year Ended October 31, 2022	75.48	(0.07)	(0.04)	(49.90)	(49.97)	—	—	—	—	25.51	-66.20%	69,235	1.01%	1.01%	(0.16)%	0.95%	0.95%	(0.10)%	144%
For the Year Ended October 31, 2021	14.43	(0.01)	(0.01)	61.10	61.09	(0.04)	—	—	(0.04)	75.48	423.32%	110,529	0.96%	0.97%	(0.02)%	0.95%	0.96%	(0.01)%	151%
For the Period November 7, 2019[9] through October 31, 2020	35.71	—	—	(21.14)	(21.14)	(0.04)	—	(0.10)	(0.14)	14.43	-59.13%	29,795	0.97%	1.16%	(0.03)%	0.95%	1.14%	(0.01)%	245%
Direxion Daily S&P 500® High Beta Bear 3X Shares[13]
For the Year Ended October 31, 2023	86.20	1.75	1.99	(26.40)	(24.65)	(1.46)	—	—	(1.46)	60.09	-28.08%	61,619	1.44%	1.45%	3.46%	0.95%	0.96%	3.95%	0%
For the Year Ended October 31, 2022	90.60	0.10	0.30	(4.50)	(4.40)	—	—	—	—	86.20	-4.86%	66,428	1.14%	1.17%	0.13%	0.95%	0.98%	0.32%	0%
For the Year Ended October 31, 2021	1,010.00	(1.50)	(1.50)	(917.90)	(919.40)	—	—	—	—	90.60	-91.03%	23,626	0.95%	1.03%	(0.93)%	0.95%	1.03%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	5,000.00	(10.00)	(10.00)	(3,972.00)	(3,982.00)	(4.00)	—	(4.00)	(8.00)	1,010.00	-79.76%	52,781	0.96%	1.10%	(0.79)%	0.95%	1.09%	(0.78)%	0%
Direxion Daily S&P Biotech Bull 3X Shares[14]
For the Year Ended October 31, 2023	148.40	0.77	1.17	(94.52)	(93.75)	(0.21)	—	—	(0.21)	54.44	-63.25%	677,505	1.26%	1.26%	0.68%	0.92%	0.92%	1.02%	83%
For the Year Ended October 31, 2022	1,065.00	(1.20)	(0.80)	(915.40)	(916.60)	—	—	—	—	148.40	-86.07%	1,159,847	1.09%	1.09%	(0.51)%	0.94%	0.94%	(0.36)%	148%
For the Year Ended October 31, 2021	1,070.40	(11.40)	(11.40)	6.00	(5.40)	—	—	—	—	1,065.00	-0.50%	772,796	0.95%	0.93%	(0.82)%	0.94%	0.92%	(0.81)%	169%
For the Year Ended October 31, 2020	743.60	(4.60)	(3.80)	331.60	327.00	(0.20)	—	(0.00)[10]	(0.20)	1,070.40	43.96%	292,298	1.04%	1.05%	(0.48)%	0.95%	0.96%	(0.39)%	137%
For the Year Ended October 31, 2019	986.60	4.80	5.00	(242.80)	(238.00)	(5.00)	—	—	(5.00)	743.60	-24.17%	487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%
Direxion Daily S&P Biotech Bear 3X Shares
For the Year Ended October 31, 2023	20.18	0.51	0.62	6.65	7.16	(0.60)	—	—	(0.60)	26.74	37.01%	61,924	1.61%	1.60%	3.18%	0.95%	0.94%	3.84%	0%
For the Year Ended October 31, 2022	21.33	0.17	0.18	(1.32)	(1.15)	—	—	—	—	20.18	-5.39%	189,975	1.02%	1.03%	0.63%	0.95%	0.96%	0.70%	0%
For the Year Ended October 31, 2021	54.51	(0.20)	(0.20)	(32.98)	(33.18)	—	—	—	—	21.33	-60.87%	47,267	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	408.20	(0.09)	(0.04)	(352.33)	(352.42)	(0.71)	—	(0.56)	(1.27)	54.51	-86.59%	63,561	0.99%	1.03%	(0.07)%	0.95%	0.99%	(0.03)%	0%
For the Year Ended October 31, 2019	783.40	5.80	6.20	(373.20)	(367.40)	(7.80)	—	—	(7.80)	408.20	-47.16%	82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2023	8.89	0.13	0.27	6.03	6.16	(0.13)	—	—	(0.13)	14.92	69.26%	5,409,550	1.51%	1.67%	0.78%	0.72%	0.88%	1.57%	97%
For the Year Ended October 31, 2022	47.62	0.12	0.14	(38.77)	(38.65)	(0.08)	—	—	(0.08)	8.89	-81.24%	3,474,072	0.85%	0.97%	0.51%	0.77%	0.89%	0.59%	241%
For the Year Ended October 31, 2021	16.59	(0.00)[10]	(0.00)[10]	31.05	31.05	(0.02)	—	—	(0.02)	47.62	187.22%	4,155,099	0.83%	0.90%	(0.01)%	0.82%	0.89%	—%	170%
For the Year Ended October 31, 2020	13.21	0.02	0.03	3.39	3.41	(0.03)	—	—	(0.03)	16.59	25.88%	1,318,844	1.06%	1.06%	0.13%	0.94%	0.94%	0.25%	230%
For the Year Ended October 31, 2019	6.70	0.07	0.10	6.51	6.58	(0.07)	—	—	(0.07)	13.21	98.82%	634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%

The accompanying notes are an integral part of these financial statements.

DIREXION Annual Report

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Semiconductor Bear 3X Shares
For the Year Ended October 31, 2023	$59.55	$0.62	$0.66	$(46.08)	$(45.46)	$(0.54)	$—	$—	$(0.54)	$13.55	-76.38%	$710,106	1.13%	1.13%	4.05%	0.88%	0.88%	4.30%	0%
For the Year Ended October 31, 2022	57.50	0.20	0.29	1.85	2.05	—	—	—	—	59.55	3.57%	590,971	1.09%	1.08%	0.41%	0.89%	0.88%	0.61%	0%
For the Year Ended October 31, 2021	374.90	(0.80)	(0.80)	(316.60)	(317.40)	—	—	—	—	57.50	-84.66%	145,418	0.95%	0.91%	(0.93)%	0.95%	0.91%	(0.93)%	0%
For the Year Ended October 31, 2020	3,681.60	(0.20)	0.10	(3,292.40)	(3,292.60)	(10.20)	—	(3.90)	(14.10)	374.90	-89.76%	93,777	0.98%	1.00%	(0.02)%	0.95%	0.97%	0.01%	0%
For the Year Ended October 31, 2019	15,996.00	92.40	96.00	(12,285.60)	(12,193.20)	(121.20)	—	—	(121.20)	3,681.60	-76.67%	237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2023	25.68	0.17	0.48	16.70	16.87	(0.17)	—	—	(0.17)	42.38	65.90%	2,014,961	1.71%	1.72%	0.46%	0.89%	0.90%	1.28%	56%
For the Year Ended October 31, 2022	71.11	(0.02)	(0.01)	(45.13)	(45.15)	—	(0.28)	—	(0.28)	25.68	-63.77%	1,368,795	0.94%	0.96%	(0.05)%	0.90%	0.92%	(0.01)%	96%
For the Year Ended October 31, 2021	25.58	(0.14)	(0.14)	45.86	45.72	—	(0.19)	—	(0.19)	71.11	179.53%	3,061,359	0.91%	0.93%	(0.29)%	0.90%	0.92%	(0.28)%	25%
For the Year Ended October 31, 2020	18.44	(0.02)	—	7.19	7.17	(0.03)	—	—	(0.03)	25.58	38.98%	1,560,088	1.06%	1.06%	(0.11)%	0.95%	0.95%	—%	376%
For the Year Ended October 31, 2019	12.55	0.04	0.09	5.91	5.95	(0.05)	—	—	(0.05)	18.44	47.55%	774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
Direxion Daily Technology Bear 3X Shares
For the Year Ended October 31, 2023	41.98	0.78	0.86	(26.01)	(25.23)	(0.62)	—	—	(0.62)	16.13	-60.23%	114,500	1.31%	1.28%	3.86%	0.95%	0.92%	4.22%	0%
For the Year Ended October 31, 2022	37.16	0.12	0.17	4.70	4.82	—	—	—	—	41.98	12.97%	159,535	1.08%	1.07%	0.31%	0.95%	0.94%	0.44%	0%
For the Year Ended October 31, 2021	147.80	(0.57)	(0.57)	(110.07)	(110.64)	—	—	—	—	37.16	-74.86%	66,942	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	957.00	(0.50)	(0.40)	(805.00)	(805.50)	(2.30)	—	(1.40)	(3.70)	147.80	-84.47%	80,036	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2019	2,218.00	22.00	22.00	(1,260.00)	(1,238.00)	(23.00)	—	—	(23.00)	957.00	-56.25%	59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
Direxion Daily Transportation Bull 3X Shares
For the Year Ended October 31, 2023	22.14	0.38	0.45	(2.79)	(2.41)	(0.37)	—	—	(0.37)	19.36	-11.24%	17,424	1.21%	1.26%	1.47%	0.95%	1.00%	1.73%	89%
For the Year Ended October 31, 2022	48.54	(0.01)	(0.01)	(26.39)	(26.40)	—	—	—	—	22.14	-54.39%	23,243	0.96%	0.98%	(0.03)%	0.95%	0.97%	(0.02)%	54%
For the Year Ended October 31, 2021	18.08	(0.09)	(0.09)	30.56	30.47	(0.01)	—	—	(0.01)	48.54	168.57%	89,798	0.96%	0.95%	(0.24)%	0.95%	0.94%	(0.23)%	49%
For the Year Ended October 31, 2020	25.01	(0.02)	(0.01)	(6.85)	(6.87)	(0.06)	—	—	(0.06)	18.08	-27.42%	38,879	0.96%	1.13%	(0.10)%	0.95%	1.12%	(0.09)%	128%
For the Year Ended October 31, 2019	27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	—	—	(0.28)	25.01	-6.66%	3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%
Direxion Daily Utilities Bull 3X Shares
For the Year Ended October 31, 2023	29.18	0.69	0.71	(11.26)	(10.57)	(0.59)	—	—	(0.59)	18.02	-36.82%	37,832	1.06%	1.12%	2.76%	0.95%	1.01%	2.87%	27%
For the Year Ended October 31, 2022	32.41	0.46	0.51	(3.10)	(2.64)	(0.51)	(0.08)	—	(0.59)	29.18	-8.50%	21,883	1.08%	1.17%	1.25%	0.95%	1.04%	1.38%	63%
For the Year Ended October 31, 2021	26.76	0.31	0.31	5.70	6.01	(0.36)	—	—	(0.36)	32.41	22.72%	37,274	0.96%	1.03%	1.04%	0.95%	1.02%	1.05%	69%
For the Year Ended October 31, 2020	45.80	0.40	0.42	(17.58)	(17.18)	(0.50)	(1.34)	(0.02)	(1.86)	26.76	-38.38%	14,715	1.01%	1.28%	1.44%	0.95%	1.22%	1.50%	80%
For the Year Ended October 31, 2019	27.81	0.65	0.68	18.04	18.69	(0.70)	—	—	(0.70)	45.80	67.76%[17]	16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2023	28.57	0.73	0.74	(5.96)	(5.23)	(0.63)	—	—	(0.63)	22.71	-18.77%	44,285	0.98%	0.98%	2.54%	0.95%	0.95%	2.57%	55%
For the Year Ended October 31, 2022	51.86	0.20	0.20	(23.49)	(23.29)	—	—	—	—	28.57	-44.91%	24,282	0.96%	1.01%	0.48%	0.95%	1.00%	0.49%	0%
For the Year Ended October 31, 2021	65.11	(0.22)	(0.22)	(7.29)	(7.51)	—	(5.18)	(0.56)	(5.74)	51.86	-12.64%	23,339	0.95%	1.06%	(0.40)%	0.95%	1.06%	(0.40)%	6%
For the Year Ended October 31, 2020	54.00	(0.06)	(0.04)	11.35	11.29	(0.18)	—	—	(0.18)	65.11	20.96%	19,534	0.99%	1.15%	(0.10)%	0.95%	1.11%	(0.06)%	76%
For the Year Ended October 31, 2019	38.83	0.52	0.57	15.18	15.70	(0.53)	—	—	(0.53)	54.00	40.66%	21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2023	14.21	0.44	0.48	2.22	2.66	(0.41)	—	—	(0.41)	16.46	19.45%	29,629	1.29%	1.29%	3.30%	0.95%	0.95%	3.64%	0%
For the Year Ended October 31, 2022	8.71	(0.00)[10]	0.01	5.50	5.50	—	—	—	—	14.21	63.15%	56,135	1.01%	0.99%	0.04%	0.95%	0.93%	0.10%	0%
For the Year Ended October 31, 2021	8.10	(0.08)	(0.08)	0.69	0.61	—	—	—	—	8.71	7.53%	29,623	0.95%	1.12%	(0.93)%	0.95%	1.12%	(0.93)%	0%
For the Year Ended October 31, 2020	10.58	(0.01)	(0.01)	(2.43)	(2.44)	(0.03)	—	(0.01)	(0.04)	8.10	-23.08%	6,882	0.95%	1.40%	(0.09)%	0.95%	1.40%	(0.09)%	0%
For the Year Ended October 31, 2019	15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	—	—	(0.18)	10.58	-30.84%	11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares[15]
For the Year Ended October 31, 2023	70.10	2.23	2.25	(30.84)	(28.61)	(1.79)	—	—	(1.79)	39.70	-41.97%	2,296,103	0.92%	0.92%	3.31%	0.89%	0.89%	3.34%	119%
For the Year Ended October 31, 2022	281.00	1.40	1.40	(211.50)	(210.10)	(0.80)	—	—	(0.80)	70.10	-74.89%	437,185	0.91%	0.91%	0.92%	0.90%	0.90%	0.93%	8%
For the Year Ended October 31, 2021	358.10	0.30	0.30	(70.10)	(69.80)	(0.30)	(6.90)	(0.10)	(7.30)	281.00	-19.90%	359,735	0.88%	0.88%	0.11%	0.88%	0.88%	0.11%	33%
For the Year Ended October 31, 2020	293.90	0.80	1.00	64.90	65.70	(1.50)	—	—	(1.50)	358.10	22.38%	282,879	0.98%	0.98%	0.22%	0.93%	0.93%	0.27%	67%
For the Year Ended October 31, 2019	157.60	2.90	3.40	136.30	139.20	(2.90)	—	—	(2.90)	293.90	88.98%	189,539	1.12%	1.12%	1.25%	0.92%	0.92%	1.46%	66%

The accompanying notes are an integral part of these financial statements.

DIREXION Annual Report

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 20+ Year Treasury Bear 3X Shares[16]
For the Year Ended October 31, 2023	$39.81	$0.95	$1.15	$11.61	$12.56	$(0.87)	$—	$—	$(0.87)	$51.50	33.09%	$401,543	1.52%	1.52%	3.05%	0.87%	0.87%	3.70%	0%
For the Year Ended October 31, 2022	14.33	0.01	0.04	25.47	25.48	—	—	—	—	39.81	177.78%	688,650	1.01%	1.01%	0.06%	0.88%	0.88%	0.19%	0%
For the Year Ended October 31, 2021	13.95	(0.14)	(0.14)	0.52	0.38	—	—	—	—	14.33	2.74%	325,333	0.88%	0.88%	(0.86)%	0.88%	0.88%	(0.86)%	0%
For the Year Ended October 31, 2020	26.80	(0.02)	(0.01)	(12.73)	(12.75)	(0.07)	—	(0.03)	(0.10)	13.95	-47.66%	99,010	0.90%	0.90%	(0.09)%	0.89%	0.89%	(0.08)%	0%
For the Year Ended October 31, 2019	57.13	0.52	0.60	(30.30)	(29.78)	(0.55)	—	—	(0.55)	26.80	-52.34%	123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  In certain instances, due to the timing of sales and redemptions of capital shares, the net realized and realized gain (loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures, and swaps for the year/period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective August 28, 2023, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

12  Effective June 5, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

13  Effective August 28, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

14  Effective December 4, 2023, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

15  Effective December 4, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

16  Effective August 28, 2023, the Fund had a 4:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 4:1 stock split.

17  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.

The accompanying notes are an integral part of these financial statements.

DIREXION Annual Report

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2023

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 78 separate series (each, a "Fund" and together the "Funds"). 40 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily S&P High Beta Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares
Direxion Daily S&P 500® Biotech Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, "Financial Services – Investment Companies".

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares	S&P Mid Cap 400® Index	300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Consumer Discretionary Bull 3X Shares	Consumer Discretionary Select Sector Index	300%
Direxion Daily Dow Jones Internet Bull 3X Shares		300%
Direxion Daily Dow Jones Internet Bear 3X Shares	Dow Jones Internet Composite Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Financials Select Sector Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Real Estate Bull 3X Shares		300%
Direxion Daily Real Estate Bear 3X Shares	Real Estate Select Sector Index	-300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily S&P 500® High Beta Bull 3X Shares		300%
Direxion Daily S&P 500® High Beta Bear 3X Shares	S&P 500® High Beta Index	-300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	ICE Semiconductor Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	S&P Transportation Select Industry FMC Capped Index	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

DIREXION ANNUAL REPORT

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow
DIREXION ANNUAL REPORT

the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2023 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$1,034,847	$—	$1,034,847[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	16,004,534	—	10,460,000	5,544,534	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	25,259,675	—	25,259,675[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	43,610,635	—	43,610,635[1]	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	486,306	—	486,306[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	17,650,778	—	17,650,778[1]	—
Direxion Daily FTSE China Bear 3X Shares	17,906,585	—	16,110,000	1,796,585	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	2,701,230	—	2,701,230[1]	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	—	—	2,712,296	—	2,712,296[1]	—
Direxion Daily Dow Jones Internet Bear 3X Shares	1,376,494	—	1,376,494[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	7,941,430	—	7,941,430[1]	—
Direxion Daily Financial Bear 3X Shares	6,502,629	—	6,502,629[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	5,883,548	—	4,350,000	1,533,548	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	11,920,697	—	11,920,697[1]	—
Direxion Daily Real Estate Bear 3X Shares	21,028,520	—	21,028,520[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	3,750,435	—	3,750,435[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bull 3X Shares	$—	$—	$—	$—	$15,070,825	$—	$15,070,825[1]	$—
Direxion Daily S&P Biotech Bear 3X Shares	3,658,078	—	3,658,078[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	103,726,498	—	85,800,000	17,926,498	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	32,214,589	—	32,214,589[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	23,591,099	—	18,440,000	5,151,099	—	—	—	—
Direxion Daily Technology Bear 3X Shares	111,690	—	111,690[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	1,433,427	—	1,433,427[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	133,732,722	—	133,732,722[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	4,347,143	—	3,260,000	1,087,143	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$8,806,156	$—	$2,410,000	$6,396,156	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	22,963,959	—	22,963,959[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	25,890,822	—	25,890,822[1]	—
Direxion Daily Small Cap Bear 3X Shares	9,820,131	—	9,820,131[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily FTSE China Bull 3X Shares	$—	$—	$—	$—	$22,876,042	$—	$22,876,042[1]	$—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	652,284	—	652,284[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	79,533	—	79,533[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	1,118,679	—	1,118,679[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	27,470,584	—	27,470,584[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	952,699	—	952,699[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	67,843,819	—	67,843,819[1]	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	128,066,922	—	128,066,922[1]	—
Direxion Daily Semiconductor Bear 3X Shares	40,913,009	—	40,913,009[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	28,593,582	—	28,593,582[1]	—
Direxion Daily Technology Bear 3X Shares	2,605,421	—	2,605,421[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	4,016,618	—	4,016,618[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	2,436,875	—	2,319,000	117,875	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	100,830,118	—	100,830,118[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	491,429	—	491,429[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Barclays

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$23,161,916	$—	$18,200,000	$4,961,916	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	9,978,825	—	9,978,825[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	41,797,720	—	41,797,720[1]	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	308,877	—	308,877[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	50,485,919	—	50,485,919[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	608,407	—	608,407[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	209,654	—	209,654[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	3,809,013	—	3,809,013[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	73,041,275	—	73,041,275[1]	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	6,168,406	—	6,168,406[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	23,614,537	—	21,300,000	2,314,537	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	—	—	—	—	1,213,176	—	1,213,176[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	1,351,447	—	1,351,447[1]	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	2,470,009	—	2,470,009[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	5,763,609	—	5,763,609[1]	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	3,840,501	—	3,840,501[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bull 3X Shares	$—	$—	$—	$—	$49,597,848	$—	$49,597,848[1]	$—
Direxion Daily S&P Biotech Bear 3X Shares	7,953,880	—	7,953,880[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	190,608,706	—	190,608,706[1]	—
Direxion Daily Semiconductor Bear 3X Shares	48,181,838	—	48,181,838[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	6,730,817	—	6,730,817[1]	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	218,333	—	218,333[1]	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	2,493,445	—	2,493,445[1]	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	1,370,137	—	1,370,137[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	713,545	—	713,545[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	1,339,832	—	1,150,000	189,832	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$2,177,781	$—	$2,177,781[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	21,070,975	—	21,070,975[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	24,100,917	—	24,100,917[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$—	$—	$—	$—	$43,278,797	$—	$43,278,797[1]	$—
Direxion Daily Small Cap Bear 3X Shares	25,056,571	—	25,056,571[1]	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	16,746	—	16,746[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	9,917,609	—	9,917,609[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	2,764,883	—	2,699,000	65,883	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	4,263,730	—	4,263,730[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	2,459,446	—	1	2,459,445	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	8,600,790	—	8,124,036	476,754	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	479,078	—	479,078[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	23,559,623	—	23,559,623[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	513,298	—	513,298[1]	—
Direxion Daily Industrials Bull 3X Shares	—	—	—	—	144,828	—	144,828[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	1,664,604	—	1,664,604[1]	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	11,427,391	—	11,427,391[1]	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	1,382,236	—	1,382,236[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	3,561,489	—	3,561,489[1]	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Biotech Bull 3X Shares	$—	$—	$—	$—	$1,430,840	$—	$1,430,840[1]	$—
Direxion Daily S&P Biotech Bear 3X Shares	1,356,308	—	1,356,308[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	151,133,447	—	145,224,001	5,909,446	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	33,914,223	—	33,914,223[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	50,720,926	—	50,720,926[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	2,983,211	—	2,983,211[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	98,929,697	—	98,929,697[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	6,906,668	—	5,555,000	1,351,668	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Goldman Sachs

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$—	$—	$—	$—	$23,212,301	$—	$23,212,301[1]	$—
Direxion Daily S&P 500® Bear 3X Shares	8,854,642	—	8,854,642[1]	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	492,882	—	492,882[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	76,923	—	76,923[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	833,397	—	833,397[1]	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Financial Bear 3X Shares	$767,930	$—	$767,930[1]	$—	$—	$—	$—	$—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	1,772,283	—	1,772,283[1]	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	6,183,063	—	6,183,063[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	16,124,595	—	16,124,595[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	3,032,165	—	3,032,165[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	116,543,670	—	116,543,670[1]	—
Direxion Daily Semiconductor Bear 3X Shares	12,847,234	—	12,847,234[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	43,407,171	—	43,407,171[1]	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	302,760	—	302,760[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	35,163,647	—	35,163,647[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	6,088,266	—	4,770,000	1,318,266	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$1,690,547	$—	$1,690,547[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	34,216,208	—	34,216,208[1]	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 3X Shares	$10,365,643	$—	$10,365,643[1]	$—	$—	$—	$—	$—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	14,549,057	—	14,549,057[1]	—
Direxion Daily Small Cap Bear 3X Shares	20,551,649	—	20,551,649[1]	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	11,891	—	11,891[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	4,575,401	—	4,575,401[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	1,842,125	—	1,600,000	242,125	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	325,046	—	280,000	45,046	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	312,390	—	312,390[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	560,759	—	560,759[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	351,678	—	180,000	171,678	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	5,749,637	—	4,960,000	789,637	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	176,755	—	176,755[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	2,472,116	—	2,472,116[1]	—
Direxion Daily Financial Bear 3X Shares	13,887,313	—	13,887,313[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	21,543,119	—	21,543,119[1]	—
Direxion Daily Industrials Bull 3X Shares	—	—	—	—	80,261	—	80,261[1]	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	210,366	—	210,366[1]	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Real Estate Bear 3X Shares	$—	$—	$—	$—	$4,248,491	$—	$4,248,491[1]	$—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	2,118,241	—	2,118,241[1]	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	1,677,142	—	1,677,142[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	1,263,092	—	1,263,092[1]	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	1,511,586	—	1,511,586[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	17,294,487	—	17,294,487[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	1,392,712	—	1,392,712[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	147,028,001	—	136,790,000	10,238,001	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	21,280,093	—	21,280,093[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	28,732,882	—	28,732,882[1]	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	652,785	—	652,785[1]	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	1,070,647	—	1,070,647[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	701,057	—	701,057[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	2,910,503	—	2,910,503[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	91,924,116	—	91,924,116[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	24,644,249	—	23,970,000	674,249	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Societe Generale

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$—	$—	$—	$—	$2,578,180	$—	$2,578,180[1]	$—
Direxion Daily Small Cap Bear 3X Shares	2,551,587	—	2,551,587[1]	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	4,640,406	—	4,640,406[1]	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	22,478,883	—	22,478,883[1]	—
Direxion Daily Financial Bear 3X Shares	4,011,109	—	4,011,109[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	4,062,184	—	4,062,184[1]	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	25,018,654	—	25,018,654[1]	—
Direxion Daily Semiconductor Bear 3X Shares	7,035,903	—	7,035,903[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	17,476,311	—	17,476,311[1]	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	76,747	—	76,747[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$—	$—	$670,175	$—	$670,175[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	26,688,225	—	26,688,225[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 3X Shares	$9,927,886	$—	$9,927,886[1]	$—	$—	$—	$—	$—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	41,328,351	—	41,328,351[1]	—
Direxion Daily Small Cap Bear 3X Shares	20,803,115	—	20,803,115[1]	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	17,298,494	—	17,298,494[1]	—
Direxion Daily FTSE China Bear 3X Shares	4,653,171	—	1,720,000	2,933,171	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	39,804	—	39,804[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	2,563,770	—	2,563,770[1]	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	85,386	—	—	85,386	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	20,619	—	20,619[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	359,228	—	359,228[1]	—
Direxion Daily Dow Jones Internet Bull 3X Shares	6,415,131	—	5,910,000	505,131	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	455,775	—	455,775[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	4,751,602	—	4,751,602[1]	—
Direxion Daily Financial Bear 3X Shares	5,884,391	—	5,884,391[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	1,955,095	—	1,955,095[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	215,199	—	215,199[1]	—
Direxion Daily Real Estate Bear 3X Shares	22,065,480	—	20,250,000	1,815,480	—	—	—	—

DIREXION ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Regional Banks Bull 3X Shares	$3,950,479	$—	$3,640,000	$310,479	$—	$—	$—	$—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	421,540	—	421,540[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	981,570	—	981,570[1]	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	9,598,994	—	9,420,000	178,994	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	62,461,137	—	62,461,137[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	5,178,515	—	5,178,515[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	179,505,455	—	179,505,455[1]	—
Direxion Daily Semiconductor Bear 3X Shares	40,837,835	—	40,837,835[1]	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	68,768,062	—	67,250,000	1,518,062	—	—	—	—
Direxion Daily Technology Bear 3X Shares	1,551,031	—	1,551,031[1]	—	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	1,491,970	—	1,491,970[1]	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—	148,797	—	148,797[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	88,178,379	—	88,178,379[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	20,401,471	—	19,780,000	621,471	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are

DIREXION ANNUAL REPORT

recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2023.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

g) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2023, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

DIREXION ANNUAL REPORT

As of October 31, 2023, the market value of the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Small Cap Bull 3X Shares	$35,149,879	$35,880,415	$—	$35,880,415
Direxion Daily MSCI Mexico Bull 3X Shares	184,028	188,381	—	188,381
Direxion Daily Aerospace & Defense Bull 3X Shares	39,409	40,734	—	40,734
Direxion Daily Homebuilders & Supplies Bull 3X Shares	34,604	—	35,408	35,408
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	128,940	132,634	—	132,634
Direxion Daily Regional Banks Bull 3X Shares	549,278	443,140	118,390	561,530
Direxion Daily Retail Bull 3X Shares	373,293	128,405	255,010	383,415
Direxion Daily S&P Biotech Bull 3X Shares	7,954,323	7,859,263	383,800	8,243,063
Direxion Daily Semiconductor Bull 3X Shares	23,307,499	23,900,896	—	23,900,896
Direxion Daily Transportation Bull 3X Shares	44,954	48,010	—	48,010

h) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the year ended October 31, 2023, which is disclosed on the Statements of Operations.

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Certain Funds paid this excise tax during the year ended October 31, 2023.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 are listed below.

The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

DIREXION ANNUAL REPORT

	Year Ended October 31, 2023			Year Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$561,170	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	30,072,958	—	—	5,786,419	—	—
Direxion Daily S&P 500® Bear 3X Shares	28,572,014	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	14,324,864	—	—	1,367,545	—	—
Direxion Daily Small Cap Bear 3X Shares	14,268,127	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	12,964,676	—	—	1,246,902	—	—
Direxion Daily FTSE China Bear 3X Shares	4,391,757	—	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	644,761	—	—	316,935	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,726,771	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	854,921	—	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	286,563	—	—	148,179	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	436,999	—	—	227,711	—	87,142
Direxion Daily Aerospace & Defense Bull 3X Shares	1,980,147	—	—	5,900,582	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	111,347	—	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	1,546	7,017,671	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	1,371,721	—	—	26,648	—	—
Direxion Daily Financial Bull 3X Shares	38,385,156	—	—	19,073,316	—	—
Direxion Daily Financial Bear 3X Shares	4,956,381	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	3,100,894	—	—	597,569	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	748,870	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	354,278	—	—	94,102	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	158,160	—	—	36,713	—	—
Direxion Daily Real Estate Bull 3X Shares	1,269,699	—	9,595	6,886,474	—	—
Direxion Daily Real Estate Bear 3X Shares	5,064,803	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	9,723,478	—	—	2,874,970	—	—
Direxion Daily Retail Bull 3X Shares	826,260	—	—	473,179	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	383,793	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	1,776,769	—	—	—	—	—
DIREXION ANNUAL REPORT

	Year Ended October 31, 2023			Year Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P Biotech Bull 3X Shares	$1,704,008	$—	$—	$—	$—	$—
Direxion Daily S&P Biotech Bear 3X Shares	3,401,055	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	43,096,740	—	—	18,952,312	—	—
Direxion Daily Semiconductor Bear 3X Shares	43,792,551	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	8,366,866	—	—	11,889,234	—	—
Direxion Daily Technology Bear 3X Shares	4,968,948	—	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	358,776	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	565,817	—	—	363,008	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	733,853	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	868,392	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	43,514,596	—	—	2,244,754	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	10,844,169	—	—	—	—	—

At October 31, 2023, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$(16,452,800)	$170,662	$—	$(13,258,393)	$(29,540,531)
Direxion Daily S&P 500® Bull 3X Shares	(979,116,996)	1,788,887	—	(72,855,193)	(1,050,183,302)
Direxion Daily S&P 500® Bear 3X Shares	(174,797,686)	3,339,083	—	(2,749,220,409)	(2,920,679,012)
Direxion Daily Small Cap Bull 3X Shares	(817,761,884)	4,729,584	—	(556,233,953)	(1,369,266,253)
Direxion Daily Small Cap Bear 3X Shares	(94,329,952)	1,686,489	—	(3,483,249,447)	(3,575,892,910)
Direxion Daily FTSE China Bull 3X Shares	(561,774,559)	1,006,011	—	(498,439,672)	(1,059,208,220)
Direxion Daily FTSE China Bear 3X Shares	(3,087,611)	585,565	—	(103,615,281)	(106,117,327)
Direxion Daily FTSE Europe Bull 3X Shares	(4,008,480)	71,580	—	(22,261,334)	(26,198,234)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(67,476,749)	417,641	—	(224,070,808)	(291,129,916)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	1,488,620	118,643	—	(330,367,054)	(328,759,791)
Direxion Daily MSCI Mexico Bull 3X Shares	(2,799,806)	6,488	—	—	(2,793,318)
Direxion Daily MSCI South Korea Bull 3X Shares	(20,213,176)	73,960	—	(25,229,200)	(45,368,416)
Direxion Daily Aerospace & Defense Bull 3X Shares	(13,526,046)	123,120	—	—	(13,402,926)

DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Consumer Discretionary Bull 3X Shares	$(10,215,904)	$5,460	$—	$(22,410,175)	$(32,620,619)
Direxion Daily Dow Jones Internet Bull 3X Shares	(89,836,280)	—	—	(121,855,918)	(211,692,198)
Direxion Daily Dow Jones Internet Bear 3X Shares	(8,606,030)	203,104	—	(24,805,776)	(33,208,702)
Direxion Daily Financial Bull 3X Shares	(419,155,974)	3,375,319	—	(466,891,322)	(882,671,977)
Direxion Daily Financial Bear 3X Shares	(9,925,358)	703,564	—	(3,094,992,008)	(3,104,213,802)
Direxion Daily Healthcare Bull 3X Shares	(61,964,616)	376,663	—	(14,501,399)	(76,089,352)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(52,095,367)	—	—	—	(52,095,367)
Direxion Daily Industrials Bull 3X Shares	(5,205,988)	4,146	—	(454,702)	(5,656,544)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(8,337,529)	10,660	—	(7,249,678)	(15,576,547)
Direxion Daily Real Estate Bull 3X Shares	(35,752,716)	—	—	(8,544,688)	(44,297,404)
Direxion Daily Real Estate Bear 3X Shares	15,444,597	654,847	—	(113,896,302)	(97,796,858)
Direxion Daily Regional Banks Bull 3X Shares	(211,480,825)	316,385	—	(114,692,893)	(325,857,333)
Direxion Daily Retail Bull 3X Shares	(47,027,187)	57,958	—	(62,865,602)	(109,834,831)
Direxion Daily S&P 500® High Beta Bull 3X Shares	(33,100,620)	29,462	—	(17,824,412)	(50,895,570)
Direxion Daily S&P 500® High Beta Bear 3X Shares	(4,802,104)	287,407	—	(121,105,625)	(125,620,322)
Direxion Daily S&P Biotech Bull 3X Shares	(885,812,203)	1,546,128	—	(1,388,553,333)	(2,272,819,408)
Direxion Daily S&P Biotech Bear 3X Shares	1,762,659	179,685	—	(309,241,125)	(307,298,781)
Direxion Daily Semiconductor Bull 3X Shares	(3,045,646,411)	5,102,925	—	(78,790,487)	(3,119,333,973)
Direxion Daily Semiconductor Bear 3X Shares	(595,504,463)	3,707,767	—	(1,143,609,094)	(1,735,405,790)
Direxion Daily Technology Bull 3X Shares	(358,154,866)	144,289	—	(275,945,957)	(633,956,534)
Direxion Daily Technology Bear 3X Shares	(52,265,136)	672,427	—	(350,892,979)	(402,485,688)
Direxion Daily Transportation Bull 3X Shares	(7,411,190)	20,519	—	(1,230,641)	(8,621,312)
Direxion Daily Utilities Bull 3X Shares	(12,608,650)	87,515	—	—	(12,521,135)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(16,723,722)	146,939	—	(9,075,650)	(25,652,433)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	4,390,209	111,178	—	(45,485,883)	(40,984,496)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(2,038,067,979)	9,920,777	—	(79,964,330)	(2,108,111,532)
Direxion Daily 20+ Year Treasury Bear 3X Shares	32,130,934	1,510,829	—	(583,298,018)	(549,656,255)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

DIREXION ANNUAL REPORT

At October 31, 2023, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$54,584,416	$—	$(16,452,800)	$(16,452,800)
Direxion Daily S&P 500® Bull 3X Shares	3,670,508,334	103,775,932	(1,082,892,928)	(979,116,996)
Direxion Daily S&P 500® Bear 3X Shares	1,000,831,658	111,451,547	(286,249,233)	(174,797,686)
Direxion Daily Small Cap Bull 3X Shares	2,083,587,988	543,802	(818,305,686)	(817,761,884)
Direxion Daily Small Cap Bear 3X Shares	503,562,502	78,783,053	(173,113,005)	(94,329,952)
Direxion Daily FTSE China Bull 3X Shares	1,177,531,690	—	(561,774,559)	(561,774,559)
Direxion Daily FTSE China Bear 3X Shares	148,036,978	22,559,756	(25,647,367)	(3,087,611)
Direxion Daily FTSE Europe Bull 3X Shares	18,326,761	—	(4,008,480)	(4,008,480)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	132,338,857	—	(67,476,749)	(67,476,749)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	30,917,059	4,692,394	(3,203,774)	1,488,620
Direxion Daily MSCI Mexico Bull 3X Shares	13,804,389	335,168	(3,134,974)	(2,799,806)
Direxion Daily MSCI South Korea Bull 3X Shares	46,585,625	—	(20,213,176)	(20,213,176)
Direxion Daily Aerospace & Defense Bull 3X Shares	168,772,942	9,234,732	(22,760,778)	(13,526,046)
Direxion Daily Consumer Discretionary Bull 3X Shares	35,318,961	1,276,712	(11,492,616)	(10,215,904)
Direxion Daily Dow Jones Internet Bull 3X Shares	216,807,750	30,998,124	(120,834,404)	(89,836,280)
Direxion Daily Dow Jones Internet Bear 3X Shares	48,509,624	2,009,024	(10,615,054)	(8,606,030)
Direxion Daily Financial Bull 3X Shares	1,747,725,278	42,250,145	(461,406,119)	(419,155,974)
Direxion Daily Financial Bear 3X Shares	199,926,951	31,053,372	(40,978,730)	(9,925,358)
Direxion Daily Healthcare Bull 3X Shares	215,367,162	10,461,027	(72,425,643)	(61,964,616)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	230,256,208	38,716,131	(90,811,498)	(52,095,367)
Direxion Daily Industrials Bull 3X Shares	24,966,231	437,456	(5,643,444)	(5,205,988)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	16,638,694	471,227	(8,808,756)	(8,337,529)
Direxion Daily Real Estate Bull 3X Shares	80,445,228	575,684	(36,328,400)	(35,752,716)
Direxion Daily Real Estate Bear 3X Shares	180,400,872	43,094,000	(27,649,403)	15,444,597
Direxion Daily Regional Banks Bull 3X Shares	646,448,360	10,680,054	(222,160,879)	(211,480,825)
Direxion Daily Retail Bull 3X Shares	86,087,239	2,611,035	(49,638,222)	(47,027,187)
Direxion Daily S&P 500® High Beta Bull 3X Shares	92,245,685	2,578,155	(35,678,775)	(33,100,620)
Direxion Daily S&P 500® High Beta Bear 3X Shares	85,233,121	18,701,516	(23,503,620)	(4,802,104)
Direxion Daily S&P Biotech Bull 3X Shares	1,571,199,357	45,370,406	(931,182,609)	(885,812,203)
Direxion Daily S&P Biotech Bear 3X Shares	85,939,442	22,571,658	(20,808,999)	1,762,659
Direxion Daily Semiconductor Bull 3X Shares	8,817,625,819	815,330,496	(3,860,976,907)	(3,045,646,411)
Direxion Daily Semiconductor Bear 3X Shares	1,601,686,105	237,224,724	(832,729,187)	(595,504,463)
Direxion Daily Technology Bull 3X Shares	2,463,420,646	218,354,574	(576,509,440)	(358,154,866)
Direxion Daily Technology Bear 3X Shares	188,767,202	7,251,353	(59,516,489)	(52,265,136)
Direxion Daily Transportation Bull 3X Shares	24,873,781	983,808	(8,394,998)	(7,411,190)
Direxion Daily Utilities Bull 3X Shares	50,408,385	669,605	(13,278,255)	(12,608,650)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	61,003,306	—	(16,723,722)	(16,723,722)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	31,587,171	6,687,210	(2,297,001)	4,390,209
Direxion Daily 20+ Year Treasury Bull 3X Shares	4,339,636,429	182,312	(2,038,250,291)	(2,038,067,979)
Direxion Daily 20+ Year Treasury Bear 3X Shares	424,335,056	62,387,797	(30,256,863)	32,130,934

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily Mid Cap Bull 3X Shares	$(1,587,604)	$1,587,604
Direxion Daily S&P 500® Bull 3X Shares	(318,128,916)	318,128,916
Direxion Daily S&P 500® Bear 3X Shares	54,187	(54,187)
Direxion Daily Small Cap Bull 3X Shares	98,665,850	(98,665,850)
Direxion Daily Small Cap Bear 3X Shares	—	—

DIREXION ANNUAL REPORT

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily FTSE China Bull 3X Shares	$55,168,555	$(55,168,555)
Direxion Daily FTSE China Bear 3X Shares	14,616	(14,616)
Direxion Daily FTSE Europe Bull 3X Shares	(168,506)	168,506
Direxion Daily MSCI Emerging Markets Bull 3X Shares	736,541	(736,541)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	(6,552,791)	6,552,791
Direxion Daily MSCI South Korea Bull 3X Shares	2,279,063	(2,279,063)
Direxion Daily Aerospace & Defense Bull 3X Shares	(11,688,336)	11,688,336
Direxion Daily Consumer Discretionary Bull 3X Shares	(465,055)	465,055
Direxion Daily Dow Jones Internet Bull 3X Shares	10,824,830	(10,824,830)
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—
Direxion Daily Financial Bull 3X Shares	(22,085,101)	22,085,101
Direxion Daily Financial Bear 3X Shares	265	(265)
Direxion Daily Healthcare Bull 3X Shares	(2,983,441)	2,983,441
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(21,896,521)	21,896,521
Direxion Daily Industrials Bull 3X Shares	(960,625)	960,625
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(117,104)	117,104
Direxion Daily Real Estate Bull 3X Shares	3,517,621	(3,517,621)
Direxion Daily Real Estate Bear 3X Shares	11,703	(11,703)
Direxion Daily Regional Banks Bull 3X Shares	16,994,060	(16,994,060)
Direxion Daily Retail Bull 3X Shares	2,671,521	(2,671,521)
Direxion Daily S&P 500® High Beta Bull 3X Shares	(1,242,666)	1,242,666
Direxion Daily S&P 500® High Beta Bear 3X Shares	4,278	(4,278)
Direxion Daily S&P Biotech Bull 3X Shares	(26,836,292)	26,836,292
Direxion Daily S&P Biotech Bear 3X Shares	8,573	(8,573)
Direxion Daily Semiconductor Bull 3X Shares	243,157,551	(243,157,551)
Direxion Daily Semiconductor Bear 3X Shares	82,606	(82,606)
Direxion Daily Technology Bull 3X Shares	(213,940,304)	213,940,304
Direxion Daily Technology Bear 3X Shares	12,698	(12,698)
Direxion Daily Transportation Bull 3X Shares	(402,439)	402,439
Direxion Daily Utilities Bull 3X Shares	(1,376,054)	1,376,054
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(50,675)	50,675
Direxion Daily 7-10 Year Treasury Bear 3X Shares	39	(39)
Direxion Daily 20+ Year Treasury Bull 3X Shares	37,435	(37,435)
Direxion Daily 20+ Year Treasury Bear 3X Shares	11,620	(11,620)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2023, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, non-deductible excise tax paid and the utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2023.

At October 31, 2023, Direxion Daily Dow Jones Internet Bull 3X Shares deferred, on a tax basis, qualified late year losses of $169,875.

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

DIREXION ANNUAL REPORT

At October 31, 2023, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$13,258,393	$—
Direxion Daily S&P 500® Bull 3X Shares	—	72,854,915	—
Direxion Daily S&P 500® Bear 3X Shares	—	2,745,890,765	3,329,426
Direxion Daily Small Cap Bull 3X Shares	—	556,233,833	—
Direxion Daily Small Cap Bear 3X Shares	—	3,483,249,332	—
Direxion Daily FTSE China Bull 3X Shares	—	493,387,139	5,052,531
Direxion Daily FTSE China Bear 3X Shares	—	103,615,282	—
Direxion Daily FTSE Europe Bull 3X Shares	—	22,013,170	248,164
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	163,034,478	61,036,329
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	330,367,054	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	25,229,200	—
Direxion Daily Aerospace & Defense Bull 3X Shares	5,096,355	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	20,828,649	1,581,526
Direxion Daily Dow Jones Internet Bull 3X Shares	—	120,923,438	762,606
Direxion Daily Dow Jones Internet Bear 3X Shares	—	24,805,776	—
Direxion Daily Financial Bull 3X Shares	—	397,872,276	69,018,742
Direxion Daily Financial Bear 3X Shares	—	3,094,991,711	—
Direxion Daily Healthcare Bull 3X Shares	—	12,349,092	2,152,307
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—
Direxion Daily Industrials Bull 3X Shares	—	297,071	157,631
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	6,639,378	610,300
Direxion Daily Real Estate Bull 3X Shares	—	8,544,688	—
Direxion Daily Real Estate Bear 3X Shares	—	113,896,302	—
Direxion Daily Regional Banks Bull 3X Shares	—	104,932,878	9,760,017
Direxion Daily Retail Bull 3X Shares	—	52,816,258	10,049,344
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	16,389,966	1,434,446
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	121,105,626	—
Direxion Daily S&P Biotech Bull 3X Shares	—	1,270,365,863	118,187,470
Direxion Daily S&P Biotech Bear 3X Shares	—	309,241,125	—
Direxion Daily Semiconductor Bull 3X Shares	160,811,379	64,619,538	14,170,949
Direxion Daily Semiconductor Bear 3X Shares	—	1,143,609,094	—
Direxion Daily Technology Bull 3X Shares	—	241,290,237	34,655,720
Direxion Daily Technology Bear 3X Shares	—	350,892,945	—
Direxion Daily Transportation Bull 3X Shares	—	685,137	545,504
Direxion Daily Utilities Bull 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	8,383,391	692,259
Direxion Daily 7-10 Year Treasury Bear 3X Shares	1,865,238	45,485,883	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	76,816,241	3,148,090
Direxion Daily 20+ Year Treasury Bear 3X Shares	105,112,757	583,298,018	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2023, open U.S. Federal and state income tax years include the tax years ended October 31, 2020 through October 31, 2023. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

DIREXION ANNUAL REPORT

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the year ended October 31, 2023 represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$9,953,133	$6,153,476	$13,341,924	$15,214,599
Direxion Daily S&P 500® Bull 3X Shares	1,297,898,721	5,010,489,454	8,199,863,178	4,784,198,064
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	825,992,790	1,635,283,155	1,832,608,910	841,125,898
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	481,555,500	706,396,581	909,165,820	344,045,182
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	6,838,477	1,721,416	10,216,223	13,119,689
Direxion Daily MSCI Emerging Markets Bull 3X Shares	11,773,200	22,047,630	59,040,100	49,316,496
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	8,989,231	4,368,912	3,662,066	7,548,184
Direxion Daily MSCI South Korea Bull 3X Shares	10,882,142	15,481,789	23,088,513	13,666,619
Direxion Daily Aerospace & Defense Bull 3X Shares	43,894,165	37,245,933	55,467,956	76,261,070
Direxion Daily Consumer Discretionary Bull 3X Shares	24,571,869	21,454,057	9,886,577	13,673,624
Direxion Daily Dow Jones Internet Bull 3X Shares	109,616,254	104,489,365	103,090,872	100,759,360
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	994,295,042	1,047,204,496	1,149,450,968	1,035,721,565
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	26,212,275	30,766,717	48,794,846	32,133,036
Direxion Daily Homebuilders & Supplies Bull 3X Shares	148,141,889	130,116,987	62,171,027	88,331,627
Direxion Daily Industrials Bull 3X Shares	3,997,840	3,281,892	11,659,713	10,404,929
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	3,532,052	6,095,352	3,910,128	923,595
Direxion Daily Real Estate Bull 3X Shares	16,122,379	32,565,847	46,530,875	24,503,041
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	367,654,825	710,189,044	1,007,023,420	435,455,557
Direxion Daily Retail Bull 3X Shares	52,384,518	55,648,894	33,080,585	26,015,929
Direxion Daily S&P 500® High Beta Bull 3X Shares	72,552,167	75,507,638	56,626,729	52,138,934
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—

DIREXION ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P Biotech Bull 3X Shares	$589,671,917	$1,250,994,422	$1,504,577,498	$905,528,052
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	3,914,666,525	7,727,778,864	8,708,948,155	3,943,373,914
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	1,024,128,528	757,789,021	1,358,162,811	1,236,114,418
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	16,251,721	15,944,327	4,927,188	6,534,491
Direxion Daily Utilities Bull 3X Shares	4,677,397	16,890,511	48,016,725	22,220,128
Direxion Daily 7-10 Year Treasury Bull 3X Shares	13,921,748	14,425,514	17,640,715	1,445,153
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,215,059,900	1,810,344,343	2,467,993,190	270,557,668
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended October 31, 2023.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

The Adviser has agreed to waive a portion of its fees based upon the specific breakpoints listed in the table below based on each Fund's daily net assets. For the period ended October 31, 2023, the Adviser waived its fee in certain Funds.

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust. This fee is allocated to each Fund based on each Fund's respective average daily net assets.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2024. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

DIREXION ANNUAL REPORT

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$13,071	$18,834	$1,507	$8,604	$18,834	$28,945
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	111,900	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	133,091	65,306	—	—	48,087	48,087
Direxion Daily FTSE China Bear 3X Shares	24,076	18,864	11,460	5,923	18,864	36,247
Direxion Daily FTSE Europe Bull 3X Shares	12,992	14,026	—	—	10,036	10,036
Direxion Daily MSCI Emerging Markets Bull 3X Shares	14,733	28,061	939	17,713	28,061	46,713
Direxion Daily MSCI Emerging Markets Bear 3X Shares	13,210	70,652	58,889	50,097	70,652	179,638
Direxion Daily MSCI Mexico Bull 3X Shares	10,981	22,387	6,726	14,262	22,387	43,375
Direxion Daily MSCI South Korea Bull 3X Shares	12,548	26,640	4,769	15,648	26,640	47,057
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	27,035	35,921	18,769	24,164	35,921	78,854
Direxion Daily Dow Jones Internet Bull 3X Shares	38,278	16,416	—	8,714	16,416	25,130
Direxion Daily Dow Jones Internet Bear 3X Shares	5,795	15,465	27,407	18,987	15,465	61,859
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	26,836	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	8,520	100	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	2,136	2,136	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	34,464	44,415	5,072	17,849	44,415	67,336
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	21,044	52,651	21,940	23,937	52,651	98,528
Direxion Daily Real Estate Bull 3X Shares	76,551	74,522	—	—	67,810	67,810
Direxion Daily Real Estate Bear 3X Shares	69,577	9,547	41,271	51,746	9,547	102,564
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	39,798	37,963	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	40,926	44,482	—	6,537	44,482	51,019
Direxion Daily S&P 500® High Beta Bear 3X Shares	8,760	14,716	19,907	14,090	14,716	48,713
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	30,405	19,850	2,825	12,487	19,850	35,162
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	52,500	52,500	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	55,489	18,671	—	—	3,068	3,068
Direxion Daily Transportation Bull 3X Shares	21,345	34,823	3,328	12,108	34,823	50,259

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	Recoupment Amount
Direxion Daily Utilities Bull 3X Shares	$16,811	$30,222	$17,028	$21,711	$30,222	$68,961
Direxion Daily 7-10 Year Treasury Bull 3X Shares	10,083	8,421	21,335	21,306	8,421	51,062
Direxion Daily 7-10 Year Treasury Bear 3X Shares	9,228	7,895	26,014	3,162	7,895	37,071
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2023 is presented on the Statement of Assets and Liabilities as "Due from (to) Adviser, net".

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of October 31, 2023:

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$28,955,312	$—	$14,749,654	$—	$(5,573,350)
Direxion Daily S&P 500® Bull 3X Shares	—	1,702,550,314	950,537,727	95,731,806	(57,428,509)
Direxion Daily S&P 500® Bear 3X Shares	—	—	714,582,425	111,451,547	—
Direxion Daily Small Cap Bull 3X Shares	871,032,056	—	607,827,610	—	(213,033,562)
Direxion Daily Small Cap Bear 3X Shares	—	—	331,244,680	78,783,053	(795,183)

DIREXION ANNUAL REPORT

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily FTSE China Bull 3X Shares	$468,749,088	$—	$259,959,682	$—	$(112,951,639)
Direxion Daily FTSE China Bear 3X Shares	—	—	123,041,895	22,559,756	(652,284)
Direxion Daily FTSE Europe Bull 3X Shares	9,421,022	—	5,538,115	—	(640,856)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,849,680	—	80,069,208	—	(17,056,780)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	27,713,285	4,692,394	—
Direxion Daily MSCI Mexico Bull 3X Shares	5,330,232	—	6,055,253	325,046	(705,949)
Direxion Daily MSCI South Korea Bull 3X Shares	13,421,647	—	20,437,806	—	(7,487,004)
Direxion Daily Aerospace & Defense Bull 3X Shares	—	113,144,103	41,322,785	2,459,446	(1,679,438)
Direxion Daily Consumer Discretionary Bull 3X Shares	—	19,340,924	9,578,697	351,678	(4,168,241)
Direxion Daily Dow Jones Internet Bull 3X Shares	—	86,707,592	22,210,616	20,765,558	(2,712,296)
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	38,373,648	2,009,024	(479,078)
Direxion Daily Financial Bull 3X Shares	—	1,069,362,196	421,756,018	—	(162,548,910)
Direxion Daily Financial Bear 3X Shares	—	—	158,948,221	31,053,372	—
Direxion Daily Healthcare Bull 3X Shares	—	124,626,278	58,442,888	—	(29,666,620)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	95,610,730	56,290,307	29,498,085	(3,238,280)
Direxion Daily Industrials Bull 3X Shares	—	14,247,701	6,950,807	—	(1,438,265)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	6,346,394	5,186,021	—	(3,231,250)
Direxion Daily Real Estate Bull 3X Shares	—	32,935,619	23,887,956	—	(12,131,063)
Direxion Daily Real Estate Bear 3X Shares	—	—	156,999,960	43,094,000	(4,248,491)
Direxion Daily Regional Banks Bull 3X Shares	—	303,074,843	154,203,101	3,950,479	(26,260,888)
Direxion Daily Retail Bull 3X Shares	—	28,894,867	13,646,103	—	(3,480,918)
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	49,543,489	21,171,336	—	(11,569,760)
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	61,729,501	18,701,516	—
Direxion Daily S&P Biotech Bull 3X Shares	—	481,468,716	433,741,990	—	(229,823,551)
Direxion Daily S&P Biotech Bear 3X Shares	—	—	65,130,443	22,571,658	—
Direxion Daily Semiconductor Bull 3X Shares	—	4,251,267,127	1,758,567,742	401,887,946	(639,743,407)
Direxion Daily Semiconductor Bear 3X Shares	—	—	768,956,918	237,224,724	—

DIREXION ANNUAL REPORT

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Technology Bull 3X Shares	$—	$1,566,595,981	$520,530,475	$143,080,087	$(124,940,763)
Direxion Daily Technology Bear 3X Shares	—	—	130,501,338	7,251,353	(1,250,625)
Direxion Daily Transportation Bull 3X Shares	—	12,275,062	9,172,944	—	(3,985,415)
Direxion Daily Utilities Bull 3X Shares	—	26,073,357	14,315,959	—	(2,589,581)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	31,461,410	—	19,682,821	—	(6,864,647)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	29,290,170	6,687,210	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,551,092,434	—	1,299,234,695	—	(548,758,679)
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	394,569,622	62,387,797	(491,429)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds or any transfers between levels during the period ended October 31, 2023.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2023, the Funds were invested in swap contracts. At October 31, 2023, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bull 3X Shares	$95,731,806	$—	$95,731,806
Direxion Daily S&P 500® Bear 3X Shares	111,451,547	—	111,451,547
Direxion Daily Small Cap Bear 3X Shares	78,783,053	—	78,783,053
Direxion Daily FTSE China Bear 3X Shares	22,559,756	—	22,559,756
Direxion Daily MSCI Emerging Markets Bear 3X Shares	4,692,394	—	4,692,394
Direxion Daily MSCI Mexico Bull 3X Shares	325,046	—	325,046

DIREXION ANNUAL REPORT

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Aerospace & Defense Bull 3X Shares	$2,459,446	$—	$2,459,446
Direxion Daily Consumer Discretionary Bull 3X Shares	351,678	—	351,678
Direxion Daily Dow Jones Internet Bull 3X Shares	20,765,558	—	20,765,558
Direxion Daily Dow Jones Internet Bear 3X Shares	2,009,024	—	2,009,024
Direxion Daily Financial Bear 3X Shares	31,053,372	—	31,053,372
Direxion Daily Homebuilders & Supplies Bull 3X Shares	29,498,085	—	29,498,085
Direxion Daily Real Estate Bear 3X Shares	43,094,000	—	43,094,000
Direxion Daily Regional Banks Bull 3X Shares	3,950,479	—	3,950,479
Direxion Daily S&P 500® High Beta Bear 3X Shares	18,701,516	—	18,701,516
Direxion Daily S&P Biotech Bear 3X Shares	22,571,658	—	22,571,658
Direxion Daily Semiconductor Bull 3X Shares	401,887,946	—	401,887,946
Direxion Daily Semiconductor Bear 3X Shares	237,224,724	—	237,224,724
Direxion Daily Technology Bull 3X Shares	143,080,087	—	143,080,087
Direxion Daily Technology Bear 3X Shares	7,251,353	—	7,251,353
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	6,687,210	6,687,210
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	62,387,797	62,387,797

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$5,573,350	$—	$5,573,350
Direxion Daily S&P 500® Bull 3X Shares	57,428,509	—	57,428,509
Direxion Daily Small Cap Bull 3X Shares	213,033,562	—	213,033,562
Direxion Daily Small Cap Bear 3X Shares	795,183	—	795,183
Direxion Daily FTSE China Bull 3X Shares	112,951,639	—	112,951,639
Direxion Daily FTSE China Bear 3X Shares	652,284	—	652,284
Direxion Daily FTSE Europe Bull 3X Shares	640,856	—	640,856
Direxion Daily MSCI Emerging Markets Bull 3X Shares	17,056,780	—	17,056,780
Direxion Daily MSCI Mexico Bull 3X Shares	705,949	—	705,949
Direxion Daily MSCI South Korea Bull 3X Shares	7,487,004	—	7,487,004
Direxion Daily Aerospace & Defense Bull 3X Shares	1,679,438	—	1,679,438
Direxion Daily Consumer Discretionary Bull 3X Shares	4,168,241	—	4,168,241
Direxion Daily Dow Jones Internet Bull 3X Shares	2,712,296	—	2,712,296
Direxion Daily Dow Jones Internet Bear 3X Shares	479,078	—	479,078
Direxion Daily Financial Bull 3X Shares	162,548,910	—	162,548,910
Direxion Daily Healthcare Bull 3X Shares	29,666,620	—	29,666,620
Direxion Daily Homebuilders & Supplies Bull 3X Shares	3,238,280	—	3,238,280
Direxion Daily Industrials Bull 3X Shares	1,438,265	—	1,438,265
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	3,231,250	—	3,231,250
Direxion Daily Real Estate Bull 3X Shares	12,131,063	—	12,131,063
Direxion Daily Real Estate Bear 3X Shares	4,248,491	—	4,248,491
Direxion Daily Regional Banks Bull 3X Shares	26,260,888	—	26,260,888
Direxion Daily Retail Bull 3X Shares	3,480,918	—	3,480,918
Direxion Daily S&P 500® High Beta Bull 3X Shares	11,569,760	—	11,569,760
Direxion Daily S&P Biotech Bull 3X Shares	229,823,551	—	229,823,551
Direxion Daily Semiconductor Bull 3X Shares	639,743,407	—	639,743,407
Direxion Daily Technology Bull 3X Shares	124,940,763	—	124,940,763
Direxion Daily Technology Bear 3X Shares	1,250,625	—	1,250,625
Direxion Daily Transportation Bull 3X Shares	3,985,415	—	3,985,415
Direxion Daily Utilities Bull 3X Shares	2,589,581	—	2,589,581
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	6,864,647	6,864,647
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	548,758,679	548,758,679
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	491,429	491,429

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

DIREXION ANNUAL REPORT

Transactions in derivative instruments during the period ended October 31, 2023 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$(1,500,243)	$—	$(9,461,260)	$—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	176,821,786	—	(26,170,053)	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(354,148,994)	—	33,783,805	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	(95,870,395)	—	(328,122,081)	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	31,649,820	—	108,311,261	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	(119,532,082)	—	39,096,897	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(89,498,058)	—	(32,205,955)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	3,974,679	—	524,264	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	(11,170,843)	—	5,111,522	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(7,782,188)	—	(9,500,375)	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	5,134,659	—	(3,031,146)	—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	2,116,544	—	(6,011,046)	—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	28,520,050	—	(39,866,416)	—
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	3,062,419	—	(3,704,027)	—
Direxion Daily Dow Jones Internet Bull 3X Shares	Swap Contracts	(6,028,260)	—	30,622,052	—
Direxion Daily Dow Jones Internet Bear 3X Shares	Swap Contracts	(11,921,685)	—	(18,295,105)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	(4,661,357)	—	(314,626,401)	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(29,113,509)	—	56,575,557	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	4,352,244	—	(48,674,348)	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	45,016,013	—	17,924,960	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	2,854,957	—	(3,742,018)	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	(1,390,431)	—	(3,833,380)	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Real Estate Bull 3X Shares	Swap Contracts	$518,189	$—	$(16,244,245)	$—
Direxion Daily Real Estate Bear 3X Shares	Swap Contracts	(30,705,437)	—	38,664,711	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	(164,006,278)	—	(46,312,658)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	(5,388,562)	—	(7,514,016)	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	Swap Contracts	12,937,307	—	(17,210,765)	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	Swap Contracts	(25,035,751)	—	5,370,298	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	(285,920,779)	—	(334,045,026)	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	15,206,346	—	22,122,182	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	1,205,363,027	—	570,937,974	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(1,440,154,710)	—	89,548,417	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	455,039,599	—	133,714,284	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(104,388,956)	—	(36,021,980)	—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	1,044,921	—	(2,216,058)	—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	(3,612,871)	—	(3,755,161)	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	(5,947,274)	—	(2,783,745)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	927,443	—	371,604
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	(876,119,706)	—	(372,577,620)
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	96,540,706	—	(86,933,259)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended October 31, 2023, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$120,227,684	$—
Direxion Daily S&P 500® Bull 3X Shares	6,146,581,748	—
Direxion Daily S&P 500® Bear 3X Shares	—	2,724,516,996
Direxion Daily Small Cap Bull 3X Shares	2,833,736,285	—
DIREXION ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Small Cap Bear 3X Shares	$—	$1,425,277,308
Direxion Daily FTSE China Bull 3X Shares	1,391,854,231	—
Direxion Daily FTSE China Bear 3X Shares	—	471,925,758
Direxion Daily FTSE Europe Bull 3X Shares	65,703,866	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	249,695,402	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	99,270,130
Direxion Daily MSCI Mexico Bull 3X Shares	33,676,595	—
Direxion Daily MSCI South Korea Bull 3X Shares	69,773,734	—
Direxion Daily Aerospace & Defense Bull 3X Shares	394,154,249	—
Direxion Daily Consumer Discretionary Bull 3X Shares	64,538,204	—
Direxion Daily Dow Jones Internet Bull 3X Shares	291,148,619	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	129,070,309
Direxion Daily Financial Bull 3X Shares	4,152,958,660	—
Direxion Daily Financial Bear 3X Shares	—	506,308,503
Direxion Daily Healthcare Bull 3X Shares	426,795,120	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	408,327,629	—
Direxion Daily Industrials Bull 3X Shares	51,805,603	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	24,361,503	—
Direxion Daily Real Estate Bull 3X Shares	117,412,035	—
Direxion Daily Real Estate Bear 3X Shares	—	495,649,370
Direxion Daily Regional Banks Bull 3X Shares	867,428,184	—
Direxion Daily Retail Bull 3X Shares	116,718,825	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	156,176,445	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	178,663,529
Direxion Daily S&P Biotech Bull 3X Shares	2,253,563,441	—
Direxion Daily S&P Biotech Bear 3X Shares	—	349,878,774
Direxion Daily Semiconductor Bull 3X Shares	11,269,515,554	—
Direxion Daily Semiconductor Bear 3X Shares	—	3,069,668,957
Direxion Daily Technology Bull 3X Shares	4,110,799,652	—
Direxion Daily Technology Bear 3X Shares	—	414,861,369
Direxion Daily Transportation Bull 3X Shares	58,784,994	—
Direxion Daily Utilities Bull 3X Shares	55,409,761	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	77,057,614	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	101,712,933
Direxion Daily 20+ Year Treasury Bull 3X Shares	3,808,336,727	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	1,387,771,786

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

DIREXION ANNUAL REPORT

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign

DIREXION ANNUAL REPORT

issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  ADDITIONAL INFORMATION

On June 5, 2023 and August 28, 2023, shares of the following Funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Regional Banks Bull 3X Shares	6/5/2023	1	:10	$6.06	$60.60	93,748,590	9,374,859
Direxion Daily S&P 500® High Beta Bear 3X Shares	8/28/2023	1	:10	4.17	41.70	12,256,828	1,225,683

On August 28, 2023, shares of the following Funds were adjusted to reflect a forward stock split. The effect of the forward stock split was to increase the number of shares outstanding and decrease the net asset value. The forward stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the forward stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily MSCI Mexico Bull 3X Shares	8/28/2023	5	:1	$148.64	$29.73	83,205	416,025
Direxion Daily 20+ Year Treasury Bear 3X Shares	8/28/2023	4	:1	144.20	36.05	2,224,261	8,897,044

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

Effective November 3, 2023, the name of the underlying index of each of the Direxion Daily Semiconductor Bull 3X Shares and Direxion Daily Semiconductor Bear 3X Shares (each a "Fund") were updated to the NYSE Semiconductor Index.

DIREXION ANNUAL REPORT

On December 4, 2023, shares of the following Funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P Biotech Bull 3X Shares	12/4/2023	1	:20	$4.21	$84.20	244,511,600	12,225,580
Direxion Daily 20+ Year Treasury Bull 3X Shares	12/4/2023	1	:10	5.44	54.40	658,000,000	65,800,000

On December 20, 2023, certain Funds declared income distributions with an ex-date of December 21, 2023 and payable date of December 29, 2023. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily Mid Cap Bull 3X Shares	$0.27709
Direxion Daily S&P 500® Bull 3X Shares	0.30383
Direxion Daily S&P 500® Bear 3X Shares	0.10420
Direxion Daily Small Cap Bull 3X Shares	0.21838
Direxion Daily Small Cap Bear 3X Shares	0.11062
Direxion Daily FTSE China Bull 3X Shares	0.39261
Direxion Daily FTSE China Bear 3X Shares	0.14032
Direxion Daily FTSE Europe Bull 3X Shares	0.17265
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.14247
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.06992
Direxion Daily MSCI Mexico Bull 3X Shares	0.29758
Direxion Daily MSCI South Korea Bull 3X Shares	0.15054
Direxion Daily Aerospace & Defense Bull 3X Shares	0.10433
Direxion Daily Consumer Discretionary Bull 3X Shares	0.06225
Direxion Daily Dow Jones Internet Bear 3X Shares	0.17014
Direxion Daily Financial Bull 3X Shares	0.38289
Direxion Daily Financial Bear 3X Shares	0.08009
Direxion Daily Healthcare Bull 3X Shares	0.57266
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.03632
Direxion Daily Industrials Bull 3X Shares	0.15896
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.03825
Direxion Daily Real Estate Bull 3X Shares	0.07009
Direxion Daily Real Estate Bear 3X Shares	0.42167
Direxion Daily Regional Banks Bull 3X Shares	0.44377
Direxion Daily Retail Bull 3X Shares	0.02927
Direxion Daily S&P 500® High Beta Bull 3X Shares	0.11402
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.33321
Direxion Daily S&P Biotech Bull 3X Shares	0.20968
Direxion Daily S&P Biotech Bear 3X Shares	0.08463
Direxion Daily Semiconductor Bull 3X Shares	0.06318
Direxion Daily Semiconductor Bear 3X Shares	0.06967
Direxion Daily Technology Bull 3X Shares	0.07088
Direxion Daily Technology Bear 3X Shares	0.12266
Direxion Daily Transportation Bull 3X Shares	0.12402
Direxion Daily Utilities Bull 3X Shares	0.18902
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.29274
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.07942
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.49729
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.26994

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (collectively referred to as the "Funds"), (40 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (40 of the funds constituting Direxion Shares ETF Trust) at October 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Individual fund constituting the Direxion Shares ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares
Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull
3X Shares
Direxion Daily MSCI Emerging Markets Bear
3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull
3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull
3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull
3X Shares
Direxion Daily Real Estate Bull 3X Shares
Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares
Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023
Direxion Daily Consumer Discretionary Bull 3X Shares	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the four years in the period ended October 31, 2023 and the period from November 29, 2018 (commencement of operations) through October 31, 2019
Direxion Daily Dow Jones Internet Bull 3X Shares Direxion Daily Dow Jones Internet Bear 3X Shares Direxion Daily S&P 500® High Beta Bull 3X Shares Direxion Daily S&P 500® High Beta Bear 3X Shares	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the three years in the period ended October 31, 2023 and the period from November 7, 2019 (commencement of operations) through October 31, 2020

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 21, 2023

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily Mid Cap Bull 3X Shares	75.70%	75.70%	0.00%	0.00%
Direxion Daily S&P 500® Bull 3X Shares	97.52%	97.52%	0.00%	0.00%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	73.69%	73.69%	0.00%	0.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bull 3X Shares	63.64%	63.64%	0.00%	0.00%
Direxion Daily FTSE China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Europe Bull 3X Shares	64.24%	64.24%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	3.45%	3.45%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Mexico Bull 3X Shares	3.29%	3.29%	0.00%	0.00%
Direxion Daily MSCI South Korea Bull 3X Shares	32.01%	32.01%	0.00%	0.00%
Direxion Daily Aerospace & Defense Bull 3X Shares	29.49%	29.49%	0.00%	0.00%
Direxion Daily Consumer Discretionary Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Dow Jones Internet Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Dow Jones Internet Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	79.88%	79.88%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	66.22%	66.22%	0.00%	0.00%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	9.40%	9.40%	0.00%	30.51%
Direxion Daily Industrials Bull 3X Shares	73.45%	73.45%	0.00%	0.00%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	54.46%	54.46%	0.00%	0.00%
Direxion Daily Real Estate Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Regional Banks Bull 3X Shares	81.31%	81.31%	0.00%	0.00%
Direxion Daily Retail Bull 3X Shares	77.85%	77.85%	0.00%	0.00%
Direxion Daily S&P 500® High Beta Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily S&P Biotech Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Transportation Bull 3X Shares	80.42%	80.42%	0.00%	0.00%
Direxion Daily Utilities Bull 3X Shares	30.78%	30.78%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	81.78%	81.78%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	62.98%	62.98%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2023. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Dow Jones Internet Bull 3X Shares, Direxion Daily Dow Jones Internet Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily S&P 500® High Beta Bull 3X Shares, Direxion Daily S&P 500® High Beta Bear 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, and the Direxion Daily 20+ Year Treasury Bear 3X Shares, each a series of the ETF Trust. The Agreement is initially approved for each series for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At a meeting held on August 24, 2023, the Board, including the trustees who are not "interested persons" of the ETF Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 10, 2023 and August 24, 2023, and at their meeting on May 17, 2023. The Board, including the Independent Trustees, determined that the terms of the Agreement for each Fund were fair and reasonable and in the best interests of each Fund's shareholders.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Information regarding the advisory services provided by the Adviser to the Funds;

•  The investment objectives of the Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention and services required by the Adviser due to the frequent and large trading activity in the various Funds;

•  Information regarding the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding the various components of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception, if shorter, including assessments by an independent consultant ("Consultant") of economies of scale;

•  Information regarding the services provided by and the fees paid to the Adviser under the Management Services Agreement for the prior fiscal year as separate and distinct from the fees paid and the services provided under the Agreement;

•  Fund performance information, including in terms of tracking error relative to the underlying index on a statistical and model basis;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the costs investors would incur if they sought to implement independently the Funds' strategies within their personal portfolios;

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

•  The Adviser's Form ADV;

•  Information regarding the consolidated financial condition and profitability of the Adviser, including assessments by the Consultant of the appropriateness of the Adviser's methodology for calculating profitability and presenting profitability metrics, and considerations related to the evaluation of industry profit margins; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and the ETF Trust's procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their annual review of the Agreement since the Fund's inception and, most recently, throughout the past year at executive sessions and regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' regulatory compliance and performance. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by independent legal counsel with respect to the Board's deliberations.

For each Fund, the Board considered, among other matters, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, investment and related experience, the variety and complexity of its investment strategies, brokerage practices, the adequacy of its compliance systems and processes, and its reinvestment in each of these areas of the business. The Board reviewed the scope of services provided, and to be provided by the Adviser, under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past, and it considered whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel, and operations, and the systems and processes required to manage the Funds effectively, noting that such personnel, systems and processes have been consistently enhanced over time and may not be present at other investment advisers. The Board considered, as applicable: (1) the Adviser's success in achieving each Fund's daily leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization, representative sampling and tax-conscious investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable swap contract terms; (4) the Adviser's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; (5) the Adviser's adherence to its and the Funds' compliance policies and procedures; and (6) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train, and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. In this regard, the Board reviewed information provided by the Adviser comparing the cost of ownership for shareholders to replicate the Funds'

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

leveraged or inverse investment strategies by other means. The Board noted that in past years the Consultant had reviewed the cost comparison information and determined the methodology used to be comprehensive and to constitute a sound and objective approach to conducting the cost comparison analysis. The Board concluded that it would be time- and resource-intensive for an investor to implement independently any Fund's investment strategy. The Board also concluded that doing so would likely be cost-prohibitive. From this perspective, the Board noted the cost effectiveness for investors of employing the Funds to seek to achieve their stated investment objectives.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Fund. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, and gross and net total expense ratios with those of other funds with common key characteristics, such as asset size, investment objective, and, if applicable, industry focus ("Peer Group"). The Board noted the difficulty in compiling a broad and diverse Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that in past years the Consultant had reviewed the Adviser's peer selection methodology and each Fund's resulting peers and determined that the methodology was reasonable, well-documented, transparent, repeatable and well within industry standards.

The Board noted that the comparison reports included the contractual advisory fee rate and the net and gross total expense ratios for each Fund and each fund in its Peer Group. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement. Additionally, the Board considered that the Adviser had agreed to breakpoints in its investment advisory fee rate schedule at various average annual net asset levels for certain Funds under the Advisory Fee Waiver Agreement.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2023 and June 30, 2022 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's returns versus a model return ("Tracking Difference"), the standard deviation of daily Tracking Differences ("Tracking Error"), and a tracking analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year period or, if shorter, the since inception period ended June 30, 2023. The Board considered reports provided to it in anticipation of the August 10 executive session and the August 24 meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within expected ranges during the reviewed periods, particularly in light of increased interest rates, which contributed to larger Tracking Differences. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and/or Tracking Error may be regarded as more meaningful indicia of the quality of the Adviser's management services than a Fund's total return, but observed that certain Funds' total returns were high, including where not highly correlated with the model return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund to the Adviser and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities, such as creation and redemption activity and the daily rebalancing of the portfolio to seek to maintain each Fund's daily investment objective, regulatory compliance, and entrepreneurial risk. The Board reviewed a report provided by the Adviser on other investment advisers' profitability, which was compiled using publicly available information and considered information provided by the Consultant regarding the profitability of closely held advisers. The Board recognized that it is difficult to compare the Adviser's profitability to the profitability of publicly reporting investment advisory firms for several reasons. For example, to the extent such information is even available, it is often affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses. Further, the Board observed that the assets under management in the Funds may be more volatile and the Adviser's annual profitability may be more variable than other advisers' profitability in light of the tactical nature of the strategies pursued by most of

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

the Funds. The Board also noted that the Consultant had reviewed the profitability information provided by the Adviser and concluded that the Adviser's methodology for assessing and presenting its profitability annually is transparent, consistent year to year, and that the materials requested by and provided to the Board were extensive, thoughtful and robust, providing a reasonable basis for the Board's deliberations.

Economies of Scale. The Board reviewed the Adviser's fee schedule for each Fund and noted the breakpoints included in the Advisory Fee Waiver Agreement, which result in reduced advisory fee rates for most of the Funds in the ETF Trust when such a Fund's average annual net assets reach certain levels. The Board also considered the Adviser's explanation as to why these breakpoints appropriately reflect the Funds' economies of scale. In considering the asset levels of the Funds that have no breakpoints in the Advisory Fee Waiver Agreement with the Adviser, the Board considered the size of these Funds. Overall, the Board acknowledged that the assets under management in the Funds often increase and decrease significantly and suddenly, making stable economies of scale elusive. Referencing the report provided by the Consultant that examined the Adviser's approach to sharing economies of scale with the Funds, the Board noted that breakpoints are not ubiquitous in the fund industry, particularly among exchange-traded funds, and that many funds (including exchange-traded funds) that do have breakpoints in their advisory fee schedules do not achieve sufficient asset levels for the breakpoints to actually reduce the advisory fees charged.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a fee to the Adviser under the Management Services Agreement.

Conclusion. Based on, but not limited to, the above considerations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement with respect to each Fund.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Direxion Shares ETF Trust (the "Trust"), on behalf of each series of the Trust (the "Funds"), established a liquidity risk management program (the "Liquidity Program") to assess and manage each Fund's liquidity risk, which is the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund.

At its November 17, 2023 meeting, the Board of Trustees (the "Board") of the Trust reviewed the Liquidity Program. The Board has appointed Rafferty Asset Management, LLC, the investment advisor to the Funds, as the Liquidity Program administrator. At the meeting, Rafferty Asset Management, LLC provided the Board with a written report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program (the "Report"). The Report covered the period from November 1, 2022 through October 31, 2023 (the "Report Period"). The Report noted the following:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The Report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The Report stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 55	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	120	None.
Angela Brickl(2) Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2022	President, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	120	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	120	None.
Kathleen M. Berkery Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	120	None.
Carlyle Peake Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	120	None.
Mary Jo Collins Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020 – 2022; Director, Royal Bank of Canada, 2014 – 2020.	120	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(4)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 47	President	Since 2022
			President, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 42	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 50	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 34	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A
Alyssa Sherman Age: 34	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT

ANNUAL REPORT OCTOBER 31, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxion.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion HCM Tactical Enhanced US ETF

Direxion Hydrogen ETF

Direxion Moonshot Innovators ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Work From Home ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	12
Expense Example (Unaudited)	18
Allocation of Portfolio Holdings (Unaudited)	20
Schedules of Investments	21
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	35
Notes to the Financial Statements	36
Report of Independent Registered Public Accounting Firm	49
Supplemental Information (Unaudited)	51
Board Review of Investment Advisory Agreement (Unaudited)	52
Board Review of Liquidity Risk Management Program (Unaudited)	57
Trustees and Officers (Unaudited)	58

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With Direxion e-Delivery, you can:

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If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares ETF Trust exchange-traded funds (the "ETFs") covers the period from November 1, 2022 to October 31, 2023 (the "Annual Period").

Market Review:

The Annual Period was filled with ups and downs in the equity markets as inflation, the banking crisis, artificial intelligence (AI), and the housing market were top of mind for many investors. In November and December of 2022, many broad-based indices fell. However, 2023 started out on a stronger note as equity markets rallied in January, but market sentiment in February was much more bearish on the heels of a higher-than-expected consumer price index* (CPI) reading. Despite that, for the first half of 2023, both the NASDAQ-100® Index* and S&P 500® Index* finished up 39.4% and 16.95%, respectively. The winning streak came to an end in August, as both indices posted their first monthly decline since February and continued to fall in September and October. China effectively ended their zero-Covid policy in December, causing Chinese and Chinese-adjacent equities to rally. In early March, three regional banks collapsed, one after another, beginning with Silicon Valley Bank, causing the financials segment of the S&P 500® Index to fall nearly 10% in March. Some fears in the banking sector, specifically smaller banks, bled into the following months. In May, NVIDIA Corporation delivered an outstanding earnings report centered around AI, and its market value rose more in one day than any stock in history. AI has come into focus as a market catalyst, and many AI-related names experienced higher trading volumes, although interest in the space slowed down towards the end of the Annual Period. By the end of the Annual Period, the housing market led headlines, as mortgage rates reached levels not seen since 2000, causing a reduction in housing prices in some locations. October marked the third consecutive month of falling median home prices. Aside from affecting market sentiment, equities in construction, real estate development, and other related industries were especially impacted. The Annual Period began and ended with recessionary fears and uncertainty surrounding the market environment, although inflation began to moderate.

All eyes were on the Federal Reserve during the Annual Period as they attempted to combat inflation and market volatility. As the Federal Reserve conducted a series of rate hikes, Treasury yields peaked in November, and started to go down in the latter half of November and December. In fact, bonds outperformed stocks in 2022, which is extremely rare, although both ended 2022 in the red. Aside from a few exceptions, short-term yields tended to be higher than long-term yields, which is atypical and causes an inverted yield curve. Inflation started to come down in January, and the Federal Reserve reduced the rate hike on February 1st to 25 basis points* from the 50 or 75 basis point hikes in 2022. Rate hikes paused in June and resumed in July at 25 basis points. In terms of inflation, the fixed income market rallied in January as headline CPI ticked down. However, the February CPI reading was higher-than-expected, prompting markets to anticipate further hawkish monetary policy. Although inflation has been sticky for much of the Annual Period, it is starting to come down and the Federal Reserve maintains the inflation target remains at 2%. The banking collapse also influenced the fixed income market, causing interest rate expectations to decrease and lending standards to tighten. In early August, U.S. long-term debt was downgraded by Fitch, moving Treasury yields higher. In both the September and October Federal Open Market Committee meetings, the Federal Reserve left rates unchanged, but made no mention of cutting rates. Additionally, in response to the growing federal deficit, the U.S. Treasury issued more bonds throughout the last few months of the Annual Period. Bond yields ended the Annual Period at multi-year highs.

Factors Affecting the ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the period are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

DIREXION ANNUAL REPORT
4

The ETFs Performance Review:

The following discussion relates to the performance of the ETFs for the Annual Period. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals. All ETF returns are NAV (net asset value) returns.

Non-Leveraged ETFs

The Direxion Auspice Broad Commodity Strategy ETF seeks investment results, before fees and expenses, that track the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index seeks to capture the majority of the commodity upside returns, while seeking to mitigate downside risk. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 different commodity futures contracts, or "components", which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Annual Period, the Auspice Broad Commodity Index returned -0.48%, while the Direxion Auspice Broad Commodity Strategy ETF returned 3.33%.

Notable broad commodity indices were challenged during the Annual Period, as monetary policy and broader market headwinds caught up to the sector. In the Direxion Auspice Broad Commodity Strategy ETF, the metals portion had positive returns during the Annual Period, whereas agriculture and energy did not fare as well, although there were some bright spots. More specifically, Sugar and Cotton active contract futures saw returns of 66.22% and 14.65%, respectively.

The Direxion Hydrogen ETF seeks investment results, before fees and expenses, that track the Indxx Hydrogen Economy Index. The Indxx Hydrogen Economy Index tracks the performance of companies that provide goods and/or services related to the Hydrogen Industry, including hydrogen generation and storage, transportation and supply of hydrogen, fuel cells, and hydrogen fueling stations. The Index includes domestic securities as well as securities listed on various foreign markets, including among others, Japan and South Korea. The Index is reconstituted annually and rebalanced quarterly. For the Annual Period, the Indxx Hydrogen Economy Index returned -15.31%, while the Direxion Hydrogen ETF returned -15.06%.

Global hydrogen use increased in 2023, and the International Energy Agency continues to push hydrogen users to switch from existing applications to low-emission hydrogen, which will help meet global climate ambitions. Hyosung Heavy Industries Corporation (298040 KP) and Chung-Hsin Electric & Machinery Manufacturing (1513 TT) were the top performers for the Annual Period for the Direxion Hydrogen ETF, whereas McPhy Energy (MCPHY) and Fuelcell Energy (FCEL) experienced significant losses.

The Direxion Moonshot Innovators ETF seeks investment results, before fees and expenses, that track the S&P Kensho Moonshots Index. The S&P Kensho Moonshots Index is comprised of 50 U.S. companies that pursue innovative technologies that have the potential to disrupt existing technologies and/or industries (i.e., moonshot innovators) and are considered to have the highest "early-stage composite innovation scores" which is determined based off a natural language processing review of the constituent company's latest annual regulatory filing for the use of words and phrases that are related to innovation. The Index is modified equal-weighted, reconstituted annually, and rebalanced semi-annually. For the Annual Period, the S&P Kensho Moonshots Index returned -32.05%, while the Direxion Moonshot Innovators ETF returned -30.91%.

In the Direxion Moonshot Innovators ETF, Ehang Holdings (EH) was the top performer during the Annual Period, returning 255.64%. Another strong performer was C3.AI Inc. (AI), a company at the forefront of the AI craze. The top three sectors in the Fund were Information Technology, Health Care, and Industrials. The small cap names in the Direxion Moonshot Innovators ETF tended to underperform the larger names in the broader sectors.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index is the equal weighted version of the NASDAQ-100® Index which includes approximately 100 of the largest domestic and international non-financial companies listed on the NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc., the index provider. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest

DIREXION ANNUAL REPORT
5

companies included in the Index. The Index is rebalanced quarterly and reconstituted annually. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 12.91%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 12.66%.

The top performers were Meta Platforms, Inc. (META) and NVIDIA Corporation (NVDA), both returning over 200%. Enphase Energy Inc. (ENPH) and Lucid Group Inc. (LCID) brought up the rear. The information technology sector was mostly positive during this Annual Period. However, it is important to note that while the Direxion NASDAQ-100® Equal Weighted Index Shares leans towards tech names, the portfolio is diversified across sectors, with consumer discretionary and healthcare following information technology in terms of weight.

The Direxion Work From Home ETF seeks investment results, before fees and expenses, that track the Solactive Remote Work Index. The Solactive Remote Work Index is comprised of U.S. listed securities and American Depository Receipts (ADRs) of companies that provide products and services in at least one of the following business segments that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of approximately 40 companies, namely, the top 10 ranked companies in each of the four WFH Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. For the Annual Period, the Solactive Remote Work Index returned 3.49%, while the Direxion Work From Home ETF returned 3.29%.

By now, working from home in a significant capacity is a permanent fixture in the corporate world. Meta Platforms, Inc. (META) was the top performer for the Annual Period, returning over 200%. Broadcom Inc. (AVGO), a semiconductor company, followed with an 84.64% gain this Period. Lesser-known Excela Technologies Inc. (XELA) and T Stamp Inc. (IDAI) were the worst performers in the Fund.

Index Volatility:

For equities, the Annual Period started off very volatile but stabilized slightly throughout the year. The VIX index, a measure of volatility and market sentiment, reached an Annual Period-high of 30.81 on March 13, 2023, but ended the period at 18.14 on October 31, 2023. For bonds, the Federal Reserve's rate hiking cycle has led to much higher-than-normal volatility across the fixed income market and was even higher than most stocks by the end of the Annual Period. Although stock and bond volatility are historically closely aligned, the Annual Period ended with a divergence between the two, causing confusion for some investors.

Index	Return	Volatility
Auspice Broad Commodity Index	-0.48%	6.39%
Indxx Hydrogen Economy Index	-15.31%	23.30%
S&P Kensho Moonshots Index	-32.05%	42.61%
NASDAQ-100® Equal Weighted Index	12.91%	19.56%
Solactive Remote Work Index	3.49%	27.76%

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

DIREXION ANNUAL REPORT
6

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

*Basis Point: One hundredth of 1 percentage point.

*Consumer Price Index (CPI): CPI measures the monthly change in prices paid by U.S. consumers.

*Yield Curve: The yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

*S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

*NASDAQ-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV.

Direxion Auspice Broad Commodity Strategy – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. A Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or a Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund. There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

DIREXION ANNUAL REPORT
7

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), a Fund and its Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage the Funds and Subsidiaries in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both each Fund and its Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of each Fund or its Subsidiary. Additionally, a Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent a Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Direxion Shares ETF Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are subject to certain risks, including imperfect index correlation and market price variance, that may decrease performance. As non-diversified funds, the ETFs may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. An ETF may concentrate its investments in certain industries or sectors, which can increase volatility. The ETFs may experience greater fluctuation in its net asset value as compared to other investments. These ETFs may be appropriate for investors with a long-term investment time horizon, who primarily seek capital growth, and who are able to tolerate periods of prolonged price declines. Please read each ETF's prospectus for a more complete description of the investment risks. There is no guarantee that an ETF will achieve its investment objective. The views of this letter were those of the Adviser as of October 31, 2023 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
8

Dear Shareholders,

This Annual Report is for the Direxion HCM Tactical Enhanced US ETF (the "Fund") and covers the period from June 22, 2023 (the inception date of the Fund) to October 31, 2023 (the "Annual Period"). Rafferty Asset Management, LLC serves as adviser to the Fund (the "Adviser") and Howard Capital Management, Inc. serves as the Fund's subadviser (the "Subadviser").

Fund & Market Commentary:

From June 22, 2023 through October 31, 2023, the S&P 500® Index returned -3.44%, while the Direxion HCM Tactical Enhanced US ETF returned -6.77%.

Since its inception on June 22, 2023, the Fund has slightly underperformed domestic equity markets. Markets trended mostly lower through the end of the Annual Period as concerns about persistent inflation, and the Federal Reserve remaining hawkish, kept them at bay. With the onset of the Middle East conflict in October, the uncertainty of further geopolitical risk led to moving towards more risk averse objectives.

The Fund had an enhanced long-equity exposure when the Fund was launched. Since then, U.S. equity market volatility and lack of upside momentum resulted in the Fund experiencing losses greater than the broader U.S. equity market. The Fund is designed to capture medium-to-longer term bullish trends in the market and attempts to provide alpha relative to the S&P 500® Index.

With the market momentum trending downward for a sustainable timeframe, the Fund moved to cash at the end of the Annual Period. This minimized further losses as the equity markets dropped lower once the Fund went to cash.

Principal Investment Strategy:

The Fund is actively managed and seeks to provide enhanced returns across multiple market cycles that are broadly correlated to the U.S. equity markets. The Fund uses a proprietary quantitative investment model (the "Model") developed by the Subadviser to determine if the Fund's assets are allocated to U.S. equity securities or to cash and cash equivalents (i.e., money market funds, U.S. government securities and/or similar securities). The Fund will invest in, to have exposure to, U.S. equity securities in order to achieve capital appreciation, or will invest in cash or cash equivalents in order to attempt to preserve capital during market downturns. When allocated to U.S. equities, the Fund will seek leveraged exposure of its net assets through investments in derivatives, such as swaps, in order to achieve enhanced returns.

The Model attempts to identify broad trends in U.S. equity markets and utilizes the HCM-BuyLine®, a tactical proprietary indicator that uses technical indicators to identify broad trends in the U.S. equity markets, to determine whether to invest in U.S. equity securities or cash and cash equivalents. When the S&P 500® Index hits a specified threshold below the HCM-BuyLine, the Model indicates a downward trend is established and the Fund will be fully invested in cash or cash equivalents in order to attempt to preserve capital. The Fund will continue to have no equity exposure until the Model indicates that an upward trend in the U.S. markets has been established. An upward trend is established when the S&P 500® Index closes above the HCM-BuyLine for five consecutive days. The Fund will then be fully invested in U.S. equity securities and will continue to be so invested until the Model indicates that a downward trend has been established.

When the Fund is allocated to U.S. equity securities, it will have approximately the following daily exposures (obtained directly by investing in U.S. equity securities or indirectly through investments in derivatives):

•  80% exposure to all of the securities of the S&P 500® Index ("S&P Allocation"), which measures the performance of 500 large capitalization companies listed on stock exchanges in the U.S.;

•  80% exposure to all of the 100 largest, U.S.-based, non-financial companies listed on the NASDAQ Stock Exchange ("Technology Allocation"); and

DIREXION ANNUAL REPORT
9

•  Up to 40% exposure to the securities of a specific sector or industry ("Sector Allocation"). The Sector Allocation will be in one of the following 13 sectors or industries: industrial sector, communication services sector, consumer discretionary sector, consumer staples sector, energy sector, financial sector, health care sector, real estate sector, technology sector, utilities sector, materials sector, biotechnology industry and semiconductor industry.

The Model determines the Sector Allocation based on a proprietary relative strength formula, which evaluates the volatility and momentum of each sector or industry to determine which is experiencing the strongest market trend relative to the other sectors or industries. The sector or industry showing the strongest upward market trend will be selected by the Model as the Sector Allocation. Only one sector or industry is selected by the Model at a time. The Sector Allocation is expected to change in response to shorter-term market conditions, which may result in high portfolio turnover and increased costs. The Fund's exposure to the Sector Allocation may be less than 40% depending on the volatility and liquidity of the equity securities in the relevant sector or industry.

The Fund will utilize leverage to achieve total exposure of up to 200% of the Fund's net assets to the S&P Allocation, Technology Allocation and the Sector Allocation (together, the "Allocations"). A Sector Allocation of less than 40% may result in the Fund having less than 200% total exposure each day. The Subadviser will provide the Adviser, with investment signals ("Signals") pursuant to the Model's determinations. The Adviser is responsible for investing the Fund's assets pursuant to the Signals and may rebalance the Fund's portfolio as frequently as daily when invested in U.S. equity securities so that its exposure to the Allocations is consistent with the Fund's investment strategy.

The Fund may invest directly in the securities of the Allocations, in addition to utilizing exchange-traded funds ("ETFs") and swaps that use indices or ETFs as reference assets to provide exposure to the Allocations. Each Allocation is represented by a securities market index. The Fund intends to seek exposure to the Sector Allocations by investing directly in the securities of the index, investing in an ETF that tracks the performance of the index, or obtaining exposure to the index by investing in a swap that uses the index or an ETF that tracks the performance of the index as a reference asset. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may invest in securities of any market capitalization.

Regards,

Vance Howard
Howard Capital Management, Inc.

An investor should carefully consider the Fund's investment objective, risks, charges, and expenses before investing. The Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain the Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. The Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance ma  y be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

DIREXION ANNUAL REPORT
10

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV.

Direxion Shares ETF Risks – An investment in the Fund involves risk, including the possible loss of principal. The Fund is non-diversified and includes risks associated with the Fund concentrating its investments in a particular industry, sector, or geography which can increase volatility. The use of derivatives, such as swaps, are subject to market risks that may cause their price to fluctuate over time. The Fund utilizes leverage to obtain investment exposure in excess of its net assets, and while the use of leverage may magnify potential gains in favorable markets, it will also magnify potential losses in adverse market conditions. Risks of the Fund include Effects of Compounding and Market Volatility Risk, Active Management Risk, Subadviser's Investment Model Risk, Leverage Risk, Derivatives Risk, Market Risk, Counterparty Risk, Other Investment Companies (including ETFs) Risk, Cash Transaction Risk, Tax Risk, and risks specific to the Fund's sector or industry allocations. Please see the summary and full prospectuses for a more complete description of these and other risks of the Fund.

Index Descriptions – Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

The S&P 500® Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock's weight is proportionate to its market value.

The views of this letter were those of the Adviser as of October 31, 2023 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETF's present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
11

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Performance Summary (Unaudited)

March 30, 20171 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	Since Inception
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (NAV)	3.33%	15.77%	8.52%	6.23%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (Market Price)	3.67%	15.87%	8.56%	6.25%
Auspice Broad Commodity Index	-0.48%	14.49%	7.02%	4.81%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.81%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The Auspice Broad Commodity Index is a tactical long strategy that focuses on Momentum and Term Structure to track either long or flat positions in a diversified portfolio of commodity futures which cover the energy, metal, and agricultural sectors. The index incorporates dynamic risk management and contract rolling methods. The index is available in total return (collateralized) and excess return (non-collateralized) versions. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
12

Direxion HCM Tactical Enhanced US ETF

Performance Summary (Unaudited)

June 22, 20231 - October 31, 2023

Total Return as of October 31, 2023
Since Inception
Direxion HCM Tactical Enhanced US ETF (NAV)	-6.77%
Direxion HCM Enhanced US ETF (Market Price)	-6.80%
S&P 500® Index	-3.44%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio (gross) is 1.19%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2025 to the extent the Total Annual Operating Expenses exceed 1.15% (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Fund uses a proprietary quantitative investment model (the "Model") developed by the Fund's subadvisor, Howard Capital Management, Inc., to determine if the Fund's assets are allocated to U.S. equity securities or to cash and cash equivalents (i.e., money market funds, U.S. government securities and/or similar securities). The Model attempts to identify broad trends in U.S. equity markets and utilizes the HCM-BuyLine®, a tactical proprietary indicator that uses technical indicators to identify broad trends in the U.S. equity markets, to determine whether to invest in U.S. equity securities or cash and cash equivalents. When the S&P 500® Index hits a specified threshold below the HCM BuyLine®, the Model indicates a downward trend is established and the Fund will be fully invested in cash or cash equivalents in order to attempt to preserve capital. The Fund will continue to have no equity exposure until The Model indicates that an upward trend in the U.S. markets has been established. An upward trend is established when the S&P 500® Index closes above the HCM-BuyLine® for five consecutive days. The Fund will then be fully invested in U.S. equity securities and will continue to be so invested until the Model indicates that a downward trend has been established. When the Fund is allocated to U.S. equity securities, it will have approximately the following daily exposures (obtained directly by investing in U.S. equity securities or indirectly through investments in derivatives):

* 80% exposure to all of the securities of the S&P 500® Index ("S&P Allocation"), which measures the performance of 500 large capitalization companies listed on stock exchanges in the U.S.;

* 80% exposure to all of the 100 largest, U.S.-based, non-financial companies listed on the NASDAQ Stock Exchange ("Technology Allocation"); and

* Up to 40% exposure to the securities of a specific sector or industry ("Sector Allocation").

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through derivatives and equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
13

Direxion Hydrogen ETF

Performance Summary (Unaudited)

March 25, 20211 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Hydrogen ETF (NAV)	-15.06%	-26.40%
Direxion Hydrogen ETF (Market Price)	-14.85%	-26.30%
Indxx Hydrogen Economy Index	-15.31%	-25.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.45%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The Indxx Hydrogen Economy Index tracks the performance of companies that provide goods and/or services related to the Hydrogen Industry, including hydrogen generation and storage, fuel cells, hydrogen stations, and hydrogen-based vehicles. The Index will include domestic securities as well as securities listed on various foreign markets, including among others, Japan and South Korea. The Index is reconstituted annually and rebalanced quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
14

Direxion Moonshot Innovators ETF

Performance Summary (Unaudited)

November 12, 20201 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	Since Inception
Direxion Moonshot Innovators ETF (NAV)	-30.91%	-28.54%
Direxion Moonshot Innovators ETF (Market Price)	-30.71%	-28.47%
S&P Kensho Moonshots Index	-32.05%	-29.25%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.65%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The S&P Kensho Moonshots Index is comprised of 50 U.S. companies that pursue innovative technologies that have the potential to disrupt existing technologies and/or industries (i.e., moonshot innovators) and are considered to have the highest "early-stage composite innovation scores" which is determined based off a natural language processing review of the constituent company's latest annual regulatory filing for the use of words and phrases that are related to innovation. The Index is modified equal-weighted, reconstituted annually, and rebalanced semi-annually. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
15

Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary (Unaudited)

October 31, 2013 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	5 Years	10 Years
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	12.66%	6.15%	12.09%	12.85%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	12.53%	6.14%	12.08%	12.06%
NASDAQ-100® Equal Weighted Index	12.91%	6.46%	12.45%	13.29%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.35%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

DIREXION ANNUAL REPORT
16

Direxion Work From Home ETF

Performance Summary (Unaudited)

June 25, 20201 - October 31, 2023

	Average Annual Total Return as of October 31, 2023
	1 Year	3 Years	Since Inception
Direxion Work From Home ETF (NAV)	3.29%	-4.98%	-2.36%
Direxion Work From Home ETF (Market Price)	3.21%	-5.02%	-2.40%
Solactive Remote Work Index	3.49%	-4.82%	-2.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual fund operating expense ratio is 0.45%. Rafferty Asset Management, LLC has contractually agreed to pay all expenses of the Fund other than following: management fees, Rule 12b-1 distribution fees and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxion.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions.

The Solactive Remote Work Index is comprised of U.S. listed securities and American Depository Receipts of companies that provide products and services in at least one of the following business segments that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of 40 companies, namely, the top 10 ranked companies in each of the four WFH Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents, if any, divided by Net Assets.

1  Commencement of operations.

DIREXION ANNUAL REPORT
17

Expense Example (Unaudited)

October 31, 2023

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2023 to October 31, 2023).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2023 to October 31, 2023" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT
18

Expense Example (Unaudited)

October 31, 2023

	Annualized Expense Ratio	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period May 1, 2023 to October 31, 2023*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	$1,000.00	$957.50	$3.45
Based on hypothetical 5% return	0.70%	1,000.00	1,021.68	3.57
Direxion HCM Tactical Enhanced US ETF[1]
Based on actual fund return	1.20%	1,000.00	932.30	4.19
Based on hypothetical 5% return	1.20%	1,000.00	1,013.74	4.37
Direxion Hydrogen ETF
Based on actual fund return	0.45%	1,000.00	811.80	2.06
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Moonshot Innovators ETF
Based on actual fund return	0.65%	1,000.00	883.90	3.09
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,009.40	1.77
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion Work From Home ETF
Based on actual fund return	0.45%	1,000.00	1,061.90	2.34
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2023 to October 31, 2023), then divided by 365.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from June 22, 2023 (commencement of operations) to October 31, 2023, multiplied by 132 days (the number of days since commencement of operations to October 31), then divided by 365.

DIREXION ANNUAL REPORT
19

Allocation of Portfolio Holdings (Unaudited)

October 31, 2023

	Cash*		Common Stocks	Futures	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	101%		—	(1)%	100%
Direxion HCM Tactical Enhanced US ETF	100%		—	—	100%
Direxion Hydrogen ETF	0	%**	100%	—	100%
Direxion Moonshot Innovators ETF	0	%**	100%	—	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0	%**	100%	—	100%
Direxion Work From Home ETF	0	%**	100%	—	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
20

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 94.6%
Money Market Funds - 94.6%
274,494,226	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$274,494,226
	TOTAL SHORT TERM INVESTMENTS (Cost $274,494,226)	$274,494,226
	TOTAL INVESTMENTS (Cost $274,494,226) - 94.6%	$274,494,226
	Other Assets in Excess of Liabilities - 5.4% (b)	15,664,165
	TOTAL NET ASSETS - 100.0%	$290,158,391

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at Oct 31, 2023.

(b)  $12,730,264 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2023

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), net	Unrealized Appreciation (Depreciation)
Cotton No. 2	12/6/2023	831	$33,746,910	$(698,815)	$(2,738,979)
Gasoline RBOB	11/30/2023	239	22,257,257	4,994	(3,396,344)
Natural Gas	4/26/2024	561	18,311,040	926,280	(77,164)
NY Harbor ULSD	11/30/2023	182	22,244,040	196,892	1,455,150
Soybean	11/14/2024	408	25,841,700	35,525	366,362
Sugar #11	6/28/2024	891	24,568,790	148,792	1,605,567
WTI Crude	5/21/2024	290	22,631,600	(204,480)	(119,788)
			$169,601,338	$409,188	$(2,905,196)

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
21

Direxion HCM Tactical Enhanced US ETF

Schedule of Investments

October 31, 2023

Shares		Fair Value
SHORT TERM INVESTMENTS - 99.9%
Money Market Funds - 99.9%
155,587,285	Dreyfus Government Cash Management Institutional Shares, 5.23% (a)	$155,587,285
3,497	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.27% (a)	3,497
	TOTAL SHORT TERM INVESTMENTS (Cost $155,590,782)	$155,590,782
	TOTAL INVESTMENTS (Cost $155,590,782) - 99.9%	$155,590,782
	Other Assets in Excess of Liabilities - 0.1%	185,612
	TOTAL NET ASSETS - 100.0%	$155,776,394

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2023.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
22

Direxion Hydrogen ETF

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 99.9%
Chemical Manufacturing - 40.0%
13,006	Air Liquide S.A. (France) (a)	$2,222,679
4,329	Air Products & Chemicals, Inc.	1,222,683
93,105	Doosan Fuel Cell Co., Ltd. (South Korea) (a)	1,132,661
1,322,488	ITM Power (United Kingdom) (a)(b)	1,037,000
3,254	Linde PLC ADR (Ireland)	1,243,549
3,292,575	Nel ASA (Norway) (a)(b)	2,157,384
31,598	Nippon Sanso Holdings Corp. (Japan) (a)	786,794
145,085	PTT Global Chemical PCL ADR (Thailand) (a)	139,262
33,600	Showa Denko K.K. (Japan) (a)	537,462
		10,479,474
Computer and Electronic Product Manufacturing - 7.5%
187,918	Bloom Energy Corp. (a)(b)	1,954,347
Electrical Equipment, Appliance, and Component Manufacturing - 12.3%
42,806	Chung-Hsin Electric & Machinery Manufacturing Corp. (Taiwan) (a)	123,000
1,098	Hyosung Heavy Industries (South Korea) (a)	138,780
359,537	Plug Power, Inc. (a)(b)	2,117,673
150,902	PowerCell Sweden AB (Sweden) (a)(b)	606,301
7,278	SFC Energy AG (Germany) (a)(b)	126,009
6,431	VARTA AG (Germany) (a)(b)	129,766
		3,241,529
Management of Companies and Enterprises - 4.4%
17,730	Shell PLC ADR (United Kingdom)	1,154,932
Merchant Wholesalers, Durable Goods - 0.5%
3,287	Hyster-Yale Materials Handling, Inc.	131,513
Miscellaneous Manufacturing - 0.5%
141,394	Hexagon Purus Holding AS (Norway) (a)(b)	129,602
Oil and Gas Extraction - 16.9%
30,570	BP PLC ADR (United Kingdom)	1,118,251
2,280,000	China Petroleum & Chemical Corp. (China) (a)	1,165,555
151,391	CIMC Enric Holdings Ltd. (Hong Kong) (a)	128,471
325,181	ENEOS Holdings, Inc. (Japan) (a)	1,197,487
36,624	Idemitsu Kosan Co., Ltd. (Japan) (a)	826,818
		4,436,582
Primary Metal Manufacturing - 0.5%
19,091	Kaori Heat Treatment Co., Ltd. (Taiwan) (a)	123,016
Transportation Equipment Manufacturing - 8.1%
640,630	Ballard Power Systems, Inc. ADR (Canada) (a)(b)	2,133,298
Shares		Fair Value
Utilities - 9.2%
356,179	Ceres Power Holdings PLC (United Kingdom) (a)(b)	$855,763
1,081,062	FuelCell Energy, Inc. (a)(b)	1,178,358
7,660	Korea Gas Corp. (South Korea) (a)	129,600
24,946	S-Fuelcell Co., Ltd. (South Korea) (a)	257,670
		2,421,391
	TOTAL COMMON STOCKS (Cost $41,417,331)	$26,205,684
SHORT TERM INVESTMENTS - 16.2%
Money Market Funds - 16.2%
4,231,924	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$4,231,924
	TOTAL SHORT TERM INVESTMENTS (Cost $4,231,924)	$4,231,924
	TOTAL INVESTMENTS (Cost $45,649,255) - 116.1%	$30,437,608
	Liabilities in Excess of Other Assets - (16.1)%	(4,212,975)
	TOTAL NET ASSETS - 100.0%	$26,224,633

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
23

Direxion Moonshot Innovators ETF

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 99.7%
Administrative and Support Services - 13.7%
44,904	Bilibili, Inc. ADR (a)(b)	$603,061
13,215	Coinbase Global, Inc. (a)(b)	1,019,141
51,435	SentinelOne, Inc. (a)	803,929
24,657	Upstart Holdings, Inc. (a)	592,508
787,920	Workhorse Group, Inc. (a)(b)	328,641
		3,347,280
Chemical Manufacturing - 6.5%
189,162	bluebird bio, Inc. (a)	558,028
16,191	Intellia Therapeutics, Inc. (a)	405,585
72,171	Roivant Sciences Ltd. ADR (Ireland) (a)	623,557
		1,587,170
Computer and Electronic Product Manufacturing - 9.1%
36,748	908 Devices, Inc. (a)	217,916
8,743	Ambarella Inc. ADR (a)	393,348
71,295	Indie Semiconductor, Inc. (a)	348,632
92,959	MicroVision, Inc. (a)(b)	175,692
294,430	Nano Dimension Ltd. ADR (Israel) (a)	783,184
89,772	Vuzix Corp. (a)(b)	291,759
		2,210,531
Electrical Equipment, Appliance, and Component Manufacturing - 1.8%
251,316	EOS Enegy Enterprises, Inc. (a)(b)	442,316
Management of Companies and Enterprises - 4.6%
173,337	ATAI Life Sciences NV ADR (Germany) (a)	213,204
65,763	EHang Holdings Ltd. ADR (China) (a)(b)	912,133
		1,125,337
Miscellaneous Manufacturing - 1.1%
314,150	Butterfly Network, Inc. (a)(b)	266,054
Printing and Related Support Activities - 2.1%
113,863	Fisker, Inc. (a)(b)	512,383
Professional, Scientific, and Technical Services - 27.8%
310,598	23andMe Holding Co. (a)	263,108
38,515	4D Molecular Therapeutics, Inc. (a)	413,651
120,494	Allogene Therapeutics, Inc. (a)	339,793
30,985	Asana, Inc. (a)	572,293
59,335	Avidity Biosciences, Inc. (a)	305,575
11,209	Crispr Therapeutics AG ADR (Switzerland) (a)	436,366
66,887	Editas Medicine, Inc. (a)	446,805
395,331	Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	541,604
144,494	Planet Labs PBC (a)	312,107
69,054	Snap, Inc. (a)	691,231
23,616	Squarespace, Inc. (a)	670,931
255,960	TuSimple Holdings, Inc. (a)	273,877
20,265	Unity Software, Inc. (a)	514,123
39,847	Verve Therapeutics, Inc. (a)(b)	479,758
168,755	Vimeo, Inc. (a)	519,765
		6,780,987
Shares		Fair Value
Publishing Industries - 14.6%
75,419	BigCommerce Holdings, Inc. (a)	$670,475
19,324	C3.ai, Inc. (a)(b)	471,505
30,075	Dropbox, Inc. (a)	790,972
42,643	Fastly, Inc. (a)	625,573
9,770	Okta, Inc. (a)	658,596
40,634	Xperi, Inc. (a)	344,983
		3,562,104
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 2.8%
74,865	Robinhood Markets, Inc. (a)	684,267
Transportation Equipment Manufacturing - 15.6%
177,972	Aeva Technologies, Inc. (a)	88,630
193,793	Aurora Innovation, Inc. (a)	339,138
159,210	Ballard Power Systems, Inc. ADR (Canada) (a)(b)	530,169
283,149	Hyliion Holdings Corp. (a)	168,842
241,821	Innoviz Technologies Ltd. ADR (Israel) (a)(b)	362,732
109,953	Lucid Group, Inc. (a)(b)	453,006
104,871	Luminar Technologies, Inc. (a)(b)	332,441
1,185,867	Nikola Corp. (a)(b)	1,280,736
169,153	Virgin Galactic Holdings, Inc. (a)(b)	250,346
		3,806,040
	TOTAL COMMON STOCKS (Cost $44,987,698)	$24,324,469
SHORT TERM INVESTMENTS - 28.1%
Money Market Funds - 28.1%
6,856,407	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$6,856,407
	TOTAL SHORT TERM INVESTMENTS (Cost $6,856,407)	$6,856,407
	TOTAL INVESTMENTS (Cost $51,844,105) - 127.8%	$31,180,876
	Liabilities in Excess of Other Assets - (27.8)%	(6,775,063)
	TOTAL NET ASSETS - 100.0%	$24,405,813

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
24

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 1.9%
59,599	Airbnb, Inc. (a)	$7,049,966
41,877	Marriott International, Inc. Class A	7,896,327
		14,946,293
Administrative and Support Services - 3.9%
34,681	Automatic Data Processing, Inc.	7,568,088
2,692	Booking Holdings, Inc. (a)	7,509,496
269,488	JD.com, Inc. ADR (China)	6,850,385
85,539	Pinduoduo, Inc. ADR (China) (a)	8,675,365
		30,603,334
Apparel Manufacturing - 1.1%
21,818	Lululemon Athletica, Inc. (a)	8,584,947
Beverage and Tobacco Product Manufacturing - 2.9%
255,487	Keurig Dr Pepper, Inc.	7,748,921
151,545	Monster Beverage Corp. (a)	7,743,949
47,307	PepsiCo, Inc.	7,724,287
		23,217,157
Broadcasting and Content Providers - 4.0%
18,993	Charter Communications, Inc. (a)	7,650,380
187,643	Comcast Corp. Class A	7,747,780
2,132,279	Sirius XM Holdings, Inc. (b)	9,126,154
718,564	Warner Bros Discovery, Inc. (a)	7,142,526
		31,666,840
Chemical Manufacturing - 7.4%
32,632	Amgen, Inc.	8,344,003
124,619	AstraZeneca PLC ADR (United Kingdom)	7,879,659
33,392	Biogen, Inc. (a)	7,931,936
112,432	Gilead Sciences, Inc.	8,830,409
10,333	Regeneron Pharmaceuticals, Inc. (a)	8,058,603
40,824	Seagen, Inc. (a)	8,687,756
24,384	Vertex Pharmaceuticals, Inc. (a)	8,829,690
		58,562,056
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 1.1%
71,996	Ross Stores, Inc.	8,349,376
Computer and Electronic Product Manufacturing - 20.2%
83,828	Advanced Micro Devices, Inc. (a)	8,257,058
30,960	Alphabet, Inc. Class A (a)	3,841,517
30,759	Alphabet, Inc. Class C (a)	3,854,103
47,758	Analog Devices, Inc.	7,513,766
48,613	Apple, Inc.	8,301,642
9,989	Broadcom, Inc.	8,404,445
151,817	Cisco Systems, Inc.	7,914,220
70,721	Enphase Energy, Inc. (a)	5,627,977
139,426	Fortinet, Inc. (a)	7,970,984
128,074	GE HealthCare Technologies, Inc.	8,525,886
146,485	GlobalFoundries, Inc. ADR (a)(b)	7,268,586
18,877	IDEXX Laboratories, Inc. (a)	7,540,795
58,216	Illumina, Inc. (a)	6,369,995
224,597	Intel Corp.	8,197,791
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
156,134	Marvell Technology, Inc.	$7,372,648
109,593	Microchip Technology, Inc.	7,812,885
121,748	Micron Technology, Inc.	8,141,289
19,379	NVIDIA Corp.	7,902,756
43,103	NXP Semiconductors NV ADR (Netherlands)	7,432,250
91,383	ON Semiconductor Corp. (a)	5,724,231
75,196	Qualcomm, Inc.	8,195,612
52,317	Texas Instruments, Inc.	7,429,537
		159,599,973
Food Manufacturing - 2.0%
118,261	Mondelez International, Inc.	7,830,061
254,342	The Kraft Heinz Co.	8,001,599
		15,831,660
Food Services and Drinking Places - 1.0%
88,411	Starbucks Corp.	8,155,031
General Merchandise Retailers - 5.1%
60,600	Amazon.com, Inc. (a)	8,065,254
15,292	Costco Wholesale Corp.	8,447,913
75,731	Dollar Tree, Inc. (a)	8,412,957
190,928	eBay, Inc.	7,490,105
6,091	MercadoLibre, Inc. (a)	7,557,347
		39,973,576
Health and Personal Care Retailers - 1.0%
379,470	Walgreens Boots Alliance, Inc.	7,999,228
Machinery Manufacturing - 4.1%
61,542	Applied Materials, Inc.	8,145,084
14,259	ASML Holding NV ADR (Netherlands)	8,538,432
235,280	Baker Hughes Co.	8,098,337
13,654	Lam Research Corp.	8,031,556
		32,813,409
Merchant Wholesalers, Durable Goods - 4.4%
16,523	Cintas Corp.	8,379,144
193,886	Copart, Inc. (a)	8,437,918
154,070	Fastenal Co.	8,988,444
18,730	KLA-Tencor Corp.	8,797,481
		34,602,987
Miscellaneous Manufacturing - 2.5%
25,618	Align Technology, Inc. (a)	4,728,827
88,300	DexCom, Inc. (a)	7,843,689
28,787	Intuitive Surgical, Inc. (a)	7,548,527
		20,121,043
Motion Picture and Sound Recording Industries - 1.1%
21,434	Netflix, Inc. (a)	8,824,163
Motor Vehicle and Parts Dealers - 1.1%
9,146	O'Reilly Automotive, Inc. (a)	8,509,804
Performing Arts, Spectator Sports, and Related Industries - 1.1%
70,633	Electronic Arts, Inc.	8,743,659

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
25

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued

October 31, 2023

Shares		Fair Value
Professional, Scientific, and Technical Services - 8.8%
121,245	Cognizant Technology Solutions Corp. Class A	$7,816,665
28,330	Meta Platforms, Inc. (a)	8,534,979
74,245	Moderna, Inc. (a)	5,639,650
35,420	Palto Alto Networks, Inc. (a)	8,607,768
73,362	Paychex, Inc.	8,146,850
102,036	The Trade Desk, Inc. (a)	7,240,475
34,633	Verisk Analytics, Inc. Class A	7,874,159
35,322	Workday, Inc. (a)	7,478,021
54,502	Zscaler, Inc. (a)	8,648,922
		69,987,489
Publishing Industries - 10.4%
16,086	Adobe Systems, Inc. (a)	8,558,717
27,380	Ansys, Inc. (a)	7,618,759
41,904	Atlassian Corp. (a)	7,569,539
39,877	Autodesk, Inc. (a)	7,880,891
36,345	Cadence Design Systems, Inc. (a)	8,717,348
51,422	CrowdStrike Holdings, Inc. (a)	9,089,867
89,982	Datadog, Inc. (a)	7,330,834
15,811	Intuit, Inc.	7,825,654
25,764	Microsoft Corp.	8,711,066
18,825	Synopsys, Inc. (a)	8,837,208
		82,139,883
Rail Transportation - 1.0%
275,780	CSX Corp.	8,232,033
Support Activities for Mining - 1.1%
54,624	Diamondback Energy, Inc.	8,757,320
Telecommunications - 2.9%
132,504	PayPal Holdings, Inc. (a)	6,863,707
59,943	T-Mobile US, Inc. (a)	8,623,400
119,645	Zoom Video Communications, Inc. (a)	7,176,307
		22,663,414
Transportation Equipment Manufacturing - 3.6%
44,073	Honeywell International, Inc.	8,076,818
1,437,131	Lucid Group, Inc. (a)(b)	5,920,980
99,832	Paccar, Inc.	8,239,135
31,006	Tesla Motors, Inc. (a)	6,227,245
		28,464,178
Truck Transportation - 1.0%
20,771	Old Dominion Freight Line, Inc.	7,823,605
Utilities - 4.2%
106,293	American Electric Power Co., Inc.	8,029,373
77,392	Constellation Energy Corp.	8,739,105
204,267	Exelon Corp.	7,954,157
146,761	Xcel Energy, Inc.	8,698,524
		33,421,159
Web Search Portals, Libraries, Archives, and Other Information Services - 1.0%
107,530	CoStar Group, Inc. (a)	7,893,777
	TOTAL COMMON STOCKS (Cost $910,591,281)	$790,487,394
Shares		Fair Value
SHORT TERM INVESTMENTS - 2.7%
Money Market Funds - 2.7%
21,427,782	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$21,427,782
	TOTAL SHORT TERM INVESTMENTS (Cost $21,427,782)	$21,427,782
	TOTAL INVESTMENTS (Cost $932,019,063) - 102.6%	$811,915,176
	Liabilities in Excess of Other Assets - (2.6)%	(20,443,898)
	TOTAL NET ASSETS - 100.0%	$791,471,278

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
26

Direxion Work From Home ETF

Schedule of Investments

October 31, 2023

Shares		Fair Value
COMMON STOCKS - 99.8%
Administrative and Support Services - 5.0%
11,808	Cloudflare, Inc. (a)	$669,396
43,597	SentinelOne, Inc. (a)	681,421
		1,350,817
Broadcasting and Content Providers - 2.6%
242,938	Altice USA, Inc. (a)	702,091
Computer and Electronic Product Manufacturing - 22.2%
5,619	Alphabet, Inc. Class A (a)	697,206
866	Broadcom, Inc.	728,627
13,218	Cisco Systems, Inc.	689,054
12,140	Fortinet, Inc. (a)	694,044
5,103	International Business Machines Corp.	738,098
13,323	Marvell Technology, Inc.	629,112
9,453	NetApp, Inc.	687,989
484,318	T Stamp, Inc. (a)	571,495
44,549	Xerox Corp.	572,009
		6,007,634
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 7.1%
15,307	Pegasystems, Inc.	654,221
23,007	RingCentral, Inc. (a)	611,526
4,547	VMware, Inc. (a)(b)	662,271
		1,928,018
General Merchandise Retailers - 2.7%
5,582	Amazon.com, Inc. (a)	742,908
Management of Companies and Enterprises - 4.9%
41,287	America Movil SAB de CV ADR (Mexico)	685,364
137,370	Kingsoft Cloud Holdings Ltd. ADR (a)(b)	653,881
		1,339,245
Merchant Wholesalers, Durable Goods - 2.6%
7,514	SYNNEX Corp.	688,884
Professional, Scientific, and Technical Services - 19.9%
2,525	Meta Platforms, Inc. (a)	760,707
6,077	Oracle Corp.	628,362
3,081	Palto Alto Networks, Inc. (a)	748,745
1,262	ServiceNow, Inc. (a)	734,295
47,758	Sprinklr, Inc. (a)	649,031
24,476	Verint Systems, Inc. (a)	460,393
3,041	Workday, Inc. (a)	643,810
4,771	Zscaler, Inc. (a)	757,110
		5,382,453
Publishing Industries - 27.7%
1,344	Adobe Systems, Inc. (a)	715,089
3,660	Atlassian Corp. (a)	661,142
29,015	Box, Inc. (a)	721,313
4,545	CrowdStrike Holdings, Inc. (a)	803,420
4,404	CyberArk Software Ltd. ADR (Israel) (a)	720,670
14,315	DocuSign, Inc. (a)	556,567
Shares		Fair Value
Publishing Industries (continued)
185,181	Exela Technologies, Inc. (a)(b)	$559,247
2,270	Microsoft Corp.	767,510
8,634	Okta, Inc. (a)	582,018
3,409	Salesforce.com, Inc. (a)	684,629
18,563	Smartsheet, Inc. (a)	733,981
		7,505,586
Telecommunications - 5.1%
22,104	Verizon Communications, Inc.	776,513
10,211	Zoom Video Communications, Inc. (a)	612,456
		1,388,969
	TOTAL COMMON STOCKS (Cost $34,627,091)	$27,036,605
SHORT TERM INVESTMENTS - 4.4%
Money Market Funds - 4.4%
1,182,986	Dreyfus Government Cash Management Institutional Shares, 5.23% (c)(d)	$1,182,986
	TOTAL SHORT TERM INVESTMENTS (Cost $1,182,986)	$1,182,986
	TOTAL INVESTMENTS (Cost $35,810,077) - 104.2%	$28,219,591
	Liabilities in Excess of Other Assets - (4.2)%	(1,117,566)
	TOTAL NET ASSETS - 100.0%	$27,102,025

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2023.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
27

Statements of Assets and Liabilities

October 31, 2023

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion HCM Tactical Enhanced US ETF	Direxion Hydrogen ETF	Direxion Moonshot Innovators ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$274,494,226	$155,590,782	$30,437,608	$31,180,876
Cash	—	1,739	—	—
Cash held in foreign currency, at value	—	—	181,579	—
Receivable for Fund shares sold	1,458,228	—	—	4
Receivable for investments sold	—	—	5,863,221	—
Deposit at broker for futures contracts	12,730,264	—	—	—
Dividend and interest receivable	1,230,783	344,585	80,525	39,204
Due from broker for swap contracts	—	1,162	—	—
Tax reclaim receivable	—	68	7,200	—
Variation margin receivable, net	409,188	—	—	—
Prepaid expenses and other assets	—	2,577	—	—
Total Assets	290,322,689	155,940,913	36,570,133	31,220,084
Liabilities:
Collateral for securities loaned (Note 2)	—	—	4,217,288	6,806,677
Payable for investments purchased	—	—	6,122,354	—
Due to Adviser, net (Note 6)	63,866	124,123	4,721	6,498
Due to broker for futures contracts	51,142	—	—	—
Accrued operating services fees (Note 6)	49,290	—	1,137	1,096
Accrued expenses and other liabilities	—	40,396	—	—
Total Liabilities	164,298	164,519	10,345,500	6,814,271
Net Assets	$290,158,391	$155,776,394	$26,224,633	$24,405,813
Net Assets Consist of:
Capital stock	$293,066,745	$169,318,291	$51,467,516	$168,560,298
Total distributable loss	(2,908,354)	(13,541,897)	(25,242,883)	(144,154,485)
Net Assets	$290,158,391	$155,776,394	$26,224,633	$24,405,813
Calculation of Net Asset Value Per Share:
Net assets	$290,158,391	$155,776,394	$26,224,633	$24,405,813
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,950,001	6,700,001	2,400,002	2,725,001
Net assets value, redemption price and offering price per share	$29.16	$23.25	$10.93	$8.96
Cost of Investments	$274,494,226	$155,590,782	$45,649,255	$51,844,105

*  Securities loaned with values of $–, $–, $7,000,672 and $7,208,802, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
28

Statements of Assets and Liabilities

October 31, 2023

	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Work From Home ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$811,915,176	$28,219,591
Receivable for Fund shares sold	4,238	—
Dividend and interest receivable	276,480	17,405
Total Assets	812,195,894	28,236,996
Liabilities:
Collateral for securities loaned (Note 2)	20,584,333	1,128,966
Due to Adviser, net (Note 6)	105,725	4,818
Accrued operating services fees (Note 6)	34,558	1,187
Total Liabilities	20,724,616	1,134,971
Net Assets	$791,471,278	$27,102,025
Net Assets Consist of:
Capital stock	$943,903,838	$49,100,805
Total distributable loss	(152,432,560)	(21,998,780)
Net Assets	$791,471,278	$27,102,025
Calculation of Net Asset Value Per Share:
Net assets	$791,471,278	$27,102,025
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	11,100,002	600,001
Net assets value, redemption price and offering price per share	$71.30	$45.17
Cost of Investments	$932,019,063	$35,810,077

*  Securities loaned with values of $20,877,342 and $1,087,247, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
29

Statements of Operations

For the Year Ended October 31, 2023

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion HCM Tactical Enhanced US ETF[1]	Direxion Hydrogen ETF	Direxion Moonshot Innovators ETF
Investment Income:
Dividend income (net of foreign withholding tax of $—, $199, $23,890 and $—, respectively)	$—	$640,422	$375,189	$3,052
Interest income	13,213,312	724,128	4,426	6,635
Securities lending income	—	—	201,558	687,435
Total investment income	13,213,312	1,364,550	581,173	697,122
Expenses:
Investment advisory fees (Note 6)	1,456,581	1,050,722	119,164	199,084
Operating services fees (Note 6)	582,632	—	14,895	16,590
Professional fees	—	14,291	—	—
Interest expense	—	29,279	—	—
Registration fees	—	16,863	—	—
Offering fees	—	3,617	—	—
Management service fees (Note 6)	—	14,009	—	—
Pricing fees	—	2,170	—	—
Exchange listing fees	—	1,966	—	—
Reports to shareholders	—	6,265	—	—
Insurance fees	—	1,177	—	—
Trustees' fees and expenses	—	1,153	—	—
Fund servicing fees	—	20,840	—	—
Other	—	4,294	—	—
Total Expenses	2,039,213	1,166,646	134,059	215,674
Recoupment of expenses to Adviser (Note 6)	—	361	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(484,577)	—	—
Net Expenses	2,039,213	682,430	134,059	215,674
Net investment income	11,174,099	682,120	447,114	481,448
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(5,668,177)	(4,872,303)	(20,665,153)
Foreign currency translation	—	—	(33,392)	—
In-kind redemptions	—	209,125	(17,851)	937,140
Swap contracts	—	(8,178,266)	—	—
Futures contracts	651,107	—	—	—
Net realized gain (loss)	651,107	(13,637,318)	(4,923,546)	(19,728,013)
Change in net unrealized appreciation (depreciation) on: Investment securities	—	—	(1,392,870)	7,769,844
Futures contracts	(2,905,196)	—	—	—
Foreign currency translation	—	—	(1,915)	—
Change in net unrealized appreciation (depreciation)	(2,905,196)	—	(1,394,785)	7,769,844
Net realized and unrealized loss	(2,254,089)	(13,637,318)	(6,318,331)	(11,958,169)
Net increase (decrease) in net assets resulting from operations	$8,920,010	$(12,955,198)	$(5,871,217)	$(11,476,721)

1  Represents the period from June 22, 2023 (commencement of operations) to October 31, 2023.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
30

Statements of Operations

For the Year Ended October 31, 2023

	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Work From Home ETF
Investment Income:
Dividend income (net of foreign withholding tax of $29,482 and $4,386, respectively)	$6,879,335	$196,442
Interest income	44,394	2,463
Securities lending income	1,217,717	25,127
Total investment income	8,141,446	224,032
Expenses:
Investment advisory fees (Note 6)	2,008,120	127,195
Operating services fees (Note 6)	334,686	15,899
Total Expenses	2,342,806	143,094
Net investment income	5,798,640	80,938
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(40,039,998)	(12,017,158)
In-kind redemptions	121,496,933	(24,283)
Net realized gain (loss)	81,456,935	(12,041,441)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(12,429,604)	13,006,199
Change in net unrealized appreciation (depreciation)	(12,429,604)	13,006,199
Net realized and unrealized gain	69,027,331	964,758
Net increase in net assets resulting from operations	$74,825,971	$1,045,696

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
31

Statements of Changes in Net Assets

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)		Direxion HCM Tactical Enhanced US ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	For the Period June 22, 2023[1] through October 31, 2023
Operations:
Net investment income	$11,174,099	$111,261	$682,120
Net realized gain (loss)	651,107	27,202,526	(13,637,318)
Change in net unrealized depreciation	(2,905,196)	(15,322,256)	—
Net increase (decrease) in net assets resulting from operations	8,920,010	11,991,531	(12,955,198)
Distributions to shareholders:
Net distributions to shareholders	(16,320,544)	(45,900,192)	(422,676)
Return of capital	(351,964)	—	—
Total distributions	(16,672,508)	(45,900,192)	(422,676)
Capital share transactions:
Proceeds from shares sold	45,354,256	189,709,720	173,104,643
Cost of shares redeemed	(44,744,640)	(112,074,283)	(3,951,165)
Transaction fees (Note 4)	13,467	130,092	790
Net increase in net assets resulting from capital transactions	623,083	77,765,529	169,154,268
Total increase (decrease) in net assets	(7,129,415)	43,856,868	155,776,394
Net assets:
Beginning of year/period	297,287,806	253,430,938	—
End of year/period	$290,158,391	$297,287,806	$155,776,394
Changes in shares outstanding
Shares outstanding, beginning of year/period	9,950,001	7,750,001	—
Shares sold	1,500,000	5,850,000	6,850,001
Shares repurchased	(1,500,000)	(3,650,000)	(150,000)
Shares outstanding, end of year/period	9,950,001	9,950,001	6,700,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
32

Statements of Changes in Net Assets

	Direxion Hydrogen ETF		Direxion Moonshot Innovators ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$447,114	$381,449	$481,448	$438,546
Net realized loss	(4,923,546)	(5,481,013)	(19,728,013)	(83,908,667)
Change in net unrealized appreciation (depreciation)	(1,394,785)	—	7,769,844	7,934,248
Net decrease in net assets resulting from operations	(5,871,217)	(15,187,528)	(11,476,721)	(75,535,873)
Distributions to shareholders:
Net distributions to shareholders	(363,478)	(399,661)	(392,520)	(953,134)
Return of capital	—	(15,230)	—	(193,011)
Total distributions	(363,478)	(414,891)	(392,520)	(1,146,145)
Capital share transactions:
Proceeds from shares sold	13,506,772	14,001,030	14,284,627	17,599,599
Cost of shares redeemed	(3,186,119)	(12,374,593)	(15,781,372)	(54,961,093)
Net increase (decrease) in net assets resulting from capital transactions	10,320,653	1,626,437	(1,496,745)	(37,361,494)
Total increase (decrease) in net assets	4,085,958	(19,075,546)	(13,365,986)	(114,043,512)
Net assets:
Beginning of year	22,138,675	41,214,221	37,771,799	151,815,311
End of year	$26,224,633	$22,138,675	$24,405,813	$37,771,799
Changes in shares outstanding
Shares outstanding, beginning of year	1,700,002	1,700,002	2,875,001	4,500,001
Shares sold	950,000	650,000	1,125,000	900,000
Shares repurchased	(250,000)	(650,000)	(1,275,000)	(2,525,000)
Shares outstanding, end of year	2,400,002	1,700,002	2,725,001	2,875,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
33

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion Work From Home ETF
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net investment income	$5,798,640	$4,541,561	$80,938	$713,092
Net realized gain (loss)	81,456,935	83,777,094	(12,041,441)	(1,926,715)
Change in net unrealized appreciation (depreciation)	(12,429,604)	(227,222,717)	13,006,199	(37,909,503)
Net increase (decrease) in net assets resulting from operations	74,825,971	(138,904,062)	1,045,696	(39,123,126)
Distributions to shareholders:
Net distributions to shareholders	(5,738,780)	(18,877,170)	(89,807)	(723,713)
Total distributions	(5,738,780)	(18,877,170)	(89,807)	(723,713)
Capital share transactions:
Proceeds from shares sold	1,394,719,886	995,342,941	1,108,042	1,987,577
Cost of shares redeemed	(1,372,011,817)	(570,149,865)	(13,332,704)	(34,259,716)
Net increase (decrease) in net assets resulting from capital transactions	22,708,069	425,193,076	(12,224,662)	(32,272,139)
Total increase (decrease) in net assets	91,795,260	267,411,844	(11,268,773)	(72,118,978)
Net assets:
Beginning of year	699,676,018	432,264,174	38,370,798	110,489,776
End of year	$791,471,278	$699,676,018	$27,102,025	$38,370,798
Changes in shares outstanding
Shares outstanding, beginning of year	10,950,002	4,950,002	875,001	1,425,001
Shares sold	18,800,000	14,200,000	25,000	25,000
Shares repurchased	(18,650,000)	(8,200,000)	(300,000)	(575,000)
Shares outstanding, end of year	11,100,002	10,950,002	600,001	875,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
34

Financial Highlights

October 31, 2023

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Year Ended October 31, 2023	$29.88	$1.15	$1.15	$(0.15)	$1.00	$(1.68)	$—	$(0.04)	$(1.72)	$29.16	3.33%	$290,158	0.70%	0.70%	3.84%	0.70%	0.70%	3.84%	0%
For the Year Ended October 31, 2022	32.70	0.01	0.06	1.85	1.86	(4.68)	—	—	(4.68)	29.88	6.21%	297,288	0.87%	0.87%	0.03%	0.70%	0.70%	0.20%	0%
For the Year Ended October 31, 2021	23.13	(0.20)	(0.20)	9.77	9.57	—	—	—	—	32.70	41.37%	253,431	0.70%	0.70%	(0.67)%	0.70%	0.70%	(0.67)%	0%
For the Year Ended October 31, 2020	23.53	(0.02)	(0.02)	(0.29)	(0.31)	(0.06)	—	(0.03)	(0.09)	23.13	-1.31%	43,946	0.70%	0.70%	(0.10)%	0.70%	0.70%	(0.10)%	0%
For the Year Ended October 31, 2019	24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	—	—	(0.63)	23.53	-1.72%	42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
Direxion HCM Tactical Enhanced US ETF
For the Period June 22, 2023[8] through October 31, 2023	25.00	0.11	0.11	(1.80)	(1.69)	(0.06)	—	—	(0.06)	23.25	-6.77%	155,776	1.20%	2.05%	1.20%	1.15%	2.00%	1.25%	24%
Direxion Hydrogen ETF
For the Year Ended October 31, 2023	13.02	0.20	0.20	(2.13)	(1.93)	(0.16)	—	—	(0.16)	10.93	-15.06%	26,225	0.45%	0.45%	1.50%	0.45%	0.45%	1.50%	45%
For the Year Ended October 31, 2022	24.24	0.21	0.21	(11.21)	(11.00)	(0.21)	—	(0.01)	(0.22)	13.02	-45.57%	22,139	0.45%	0.45%	1.18%	0.45%	0.45%	1.18%	37%
For the Period March 25, 2021[8] through October 31, 2021	24.00	0.16	0.16	0.16	0.32	(0.08)	—	—	(0.08)	24.24	1.37%	41,214	0.45%	0.45%	1.21%	0.45%	0.45%	1.21%	55%
Direxion Moonshot Innovators ETF
For the Year Ended October 31, 2023	13.14	0.17	0.17	(4.20)	(4.03)	(0.15)	—	—	(0.15)	8.96	-30.91%	24,406	0.65%	0.65%	1.45%	0.65%	0.65%	1.45%	71%
For the Year Ended October 31, 2022	33.74	0.13	0.13	(20.43)	(20.30)	(0.25)	—	(0.05)	(0.30)	13.14	-60.64%	37,772	0.65%	0.65%	0.64%	0.65%	0.65%	0.64%	120%
For the Period November 12, 2020[8] through October 31, 2021	25.00	0.27	0.27	8.61	8.88	(0.14)	—	—	(0.14)	33.74	35.54%	151,815	0.65%	0.65%	0.76%	0.65%	0.65%	0.76%	87%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2023	63.90	0.63	0.63	7.45	8.08	(0.68)	—	—	(0.68)	71.30	12.66%	791,471	0.35%	0.35%	0.87%	0.35%	0.35%	0.87%	30%
For the Year Ended October 31, 2022	87.33	0.53	0.53	(20.59)	(20.06)	(0.50)	(2.87)	—	(3.37)	63.90	-23.78%	699,676	0.35%	0.35%	0.75%	0.35%	0.35%	0.75%	34%
For the Year Ended October 31, 2021	63.03	0.39	0.39	24.33	24.72	(0.39)	(0.03)	—	(0.42)	87.33	39.30%	432,264	0.35%	0.35%	0.49%	0.35%	0.35%	0.49%	30%
For the Year Ended October 31, 2020	51.32	0.38	0.38	11.72	12.10	(0.39)	—	—	(0.39)	63.03	23.69%	274,199	0.35%	0.35%	0.67%	0.35%	0.35%	0.67%	35%
For the Year Ended October 31, 2019	43.27	0.39	0.39	8.04	8.43	(0.38)	—	—	(0.38)	51.32	19.59%	215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
Direxion Work From Home ETF
For the Year Ended October 31, 2023	43.85	0.12	0.12	1.32	1.44	(0.12)	—	—	(0.12)	45.17	3.29%	27,102	0.45%	0.45%	0.25%	0.45%	0.45%	0.25%	37%
For the Year Ended October 31, 2022	77.54	0.63	0.63	(33.78)	(33.15)	(0.54)	—	—	(0.54)	43.85	-43.00%	38,371	0.45%	0.45%	1.04%	0.45%	0.45%	1.04%	45%
For the Year Ended October 31, 2021	53.77	0.22	0.22	24.24	24.46	(0.27)	(0.42)	—	(0.69)	77.54	45.69%	110,490	0.45%	0.45%	0.31%	0.45%	0.45%	0.31%	35%
For the Period June 25, 2020[8] through October 31, 2020	50.00	0.15	0.15	3.65	3.80	(0.03)	—	—	(0.03)	53.77	7.60%	133,078	0.45%	0.45%	0.81%	0.45%	0.45%	0.81%	32%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the year October 31, 2019, the total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.

5  For periods less than a year, these ratios are annualized.

6  For the year ended October 31, 2019, and the period ended October 31, 2023 for the Direxion HCM Tactical Enhanced US ETF, net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
35

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2023

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 78 separate series (each, a "Fund" and together the "Funds"). 6 of these Funds are included in this report:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Moonshot Innovators ETF
Direxion HCM Tactical Enhanced US ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion Hydrogen ETF	Direxion Work From Home ETF

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, "Financial Services-Investment Companies".

Rafferty Asset Management, LLC ("Rafferty" or "Adviser") serves as investment adviser to the Funds. Rafferty has registered as a commodity pool operator ("CPO") and the Direxion Auspice Broad Commodity Strategy ETF (Consolidated) and Direxion HCM Tactical Enhanced US ETF are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, Rafferty is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Funds seek investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion Hydrogen ETF	Indxx Hydrogen Economy Index
Direxion Moonshot Innovators ETF	S&P Kensho Moonshots Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion Work From Home ETF	Solactive Remote Work Index

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

The Direxion HCM Tactical Enhanced US ETF is actively managed and seeks to provide enhanced returns across multiple market cycles that are broadly correlated to the U.S. equity markets. The Fund uses a proprietary quantitative investment model based on the HCM-BuyLine® developed by the Fund's subadvisor, Howard Capital Management, Inc. ("Subadviser"), to determine if the Fund's assets are allocated to U.S. equity securities or to cash and cash equivalents (i.e., money market funds, U.S. government securities and/or similar securities). The Fund will invest in or have exposure to, U.S. equity securities in order to achieve capital appreciation, or will invest in cash or cash equivalents in order to attempt to preserve capital during market downturns. When allocated to U.S. equities, the Fund will seek leveraged exposure of its net assets through investments in derivatives, such as swaps, in order to achieve enhanced returns.

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2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the NYSE Arca (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

b) Swap Contracts – The Direxion HCM Tactical Enhanced US ETF ("HCM") may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). HCM enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. HCM does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. HCM's obligations are accrued daily and offset by any amounts owed to HCM.

In a "long" equity swap agreement, the counterparty will generally agree to pay HCM the amount, if any, by which the notional amount of the swap contract would have increased in value if HCM had been invested in the particular securities, plus dividends that would have been received on those securities. HCM will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by HCM on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay HCM interest. These swap contracts do not include the delivery of securities by HCM to the counterparty. The net amount of the excess, if any, of HCM's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by HCM's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by HCM on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

HCM may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to HCM on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which HCM will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. HCM will typically enter into equity swap agreements to obtain leverage in order to meet its investment objectives.

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Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815, "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, HCM elects to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

As of October 31, 2023, Direxion HCM Tactical Enhanced US ETF was not invested in swap contracts.

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase

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obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) was invested in futures contracts as of October 31, 2023.

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2023.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The Funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

g) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the BCS Fund. The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of October 31, 2023, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $290,158,391 of which $38,881,016, or approximately 13.4%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF, through its investment in its respective subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or

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commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. The Direxion Auspice Broad Commodity Strategy ETF held commodity-linked derivatives during the period ended October 31, 2023.

i) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

j) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of October 31, 2023, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of October 31, 2023, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Hydrogen ETF	$7,000,672	$4,217,288	$3,096,406	$7,313,694
Direxion Moonshot Innovators ETF	7,208,802	6,806,677	1,044,066	7,850,743
Direxion NASDAQ-100® Equal Weighted Index Shares	20,877,342	20,584,333	1,178,251	21,762,584
Direxion Work From Home ETF	1,087,247	1,128,966	—	1,128,966

k) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended October 31, 2023.

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l) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 6.

m) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2023 and October 31, 2022 are presented in the following table. The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year/Period Ended October 31, 2023			Year/Period Ended October 31, 2022
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$16,320,544	$—	$351,964	$45,900,192	$—	$—
Direxion HCM Tactical Enhanced US ETF[1]	422,676	—	—	—	—	—
Direxion Hydrogen ETF	363,478	—	—	399,661	—	15,230
Direxion Moonshot Innovators ETF	392,520	—	—	953,134	—	193,011
Direxion NASDAQ-100® Equal Weighted Index Shares	5,738,780	—	—	17,776,653	1,100,517	—
Direxion Work From Home ETF	89,807	—	—	723,713	—	—

1  Commenced operations June 22, 2023.

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At October 31, 2023, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$(2,905,196)	$—	$—	$(3,158)	$(2,908,354)
Direxion HCM Tactical Enhanced US ETF	(13,238,040)	259,444	—	(563,301)	(13,541,897)
Direxion Hydrogen ETF	(17,890,272)	50,244	—	(7,402,855)	(25,242,883)
Direxion Moonshot Innovators ETF	(21,186,218)	40,969	—	(123,009,236)	(144,154,485)
Direxion NASDAQ-100® Equal Weighted Index Shares	(129,038,536)	278,595	—	(23,672,619)	(152,432,560)
Direxion Work From Home ETF	(8,366,063)	37,467	—	(13,670,184)	(21,998,780)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover and organizational costs.

At October 31, 2023, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$274,494,226	$—	$(2,905,196)	$(2,905,196)
Direxion HCM Tactical Enhanced US ETF	168,828,822	—	(13,238,040)	(13,238,040)
Direxion Hydrogen ETF	48,322,253	2,879,307	(20,769,579)	(17,890,272)
Direxion Moonshot Innovators ETF	52,367,094	896,877	(22,083,095)	(21,186,218)
Direxion NASDAQ-100® Equal Weighted Index Shares	940,953,712	11,772,329	(140,810,865)	(129,038,536)
Direxion Work From Home ETF	36,585,654	3,653,913	(12,019,976)	(8,366,063)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$(2,518,944)	$2,518,944
Direxion HCM Tactical Enhanced US ETF	(164,023)	164,023
Direxion Hydrogen ETF	262,301	(262,301)
Direxion Moonshot Innovators ETF	(187,671)	187,671
Direxion NASDAQ-100® Equal Weighted Index Shares	(95,898,275)	95,898,275
Direxion Work From Home ETF	2,289,862	(2,289,862)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2023, the permanent differences primarily relate to tax treatment of redemptions in-kind and earnings from consolidated investments.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2023.

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At October 31, 2023, the Funds deferred, on a tax basis, no qualified late year losses.

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2023, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—
Direxion HCM Tactical Enhanced US ETF	—	563,301	—
Direxion Hydrogen ETF	—	2,503,923	4,898,932
Direxion Moonshot Innovators ETF	—	61,946,723	61,062,513
Direxion NASDAQ-100® Equal Weighted Index Shares	—	14,415,027	9,257,592
Direxion Work From Home ETF	—	5,139,863	8,530,321

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2023, open U.S. Federal and state income tax years include the tax years ended October 31, 2020 through October 31, 2023. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." The number of shares in a Creation Unit for each respective Fund is as follows:

Fund	Number of shares per Creation Unit
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	50,000	shares
Direxion HCM Tactical Enhanced US ETF	25,000	shares
Direxion Hydrogen ETF	50,000	shares
Direxion Moonshot Innovators ETF	25,000	shares
Direxion NASDAQ-100® Equal Weighted Index Shares	50,000	shares
Direxion Work From Home ETF	25,000	shares

Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

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5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2023. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$—
Direxion HCM Tactical Enhanced US ETF[1]	27,693,585	149,165,630	130,082,821	3,151,667
Direxion Hydrogen ETF	14,401,574	13,288,475	12,384,171	2,933,398
Direxion Moonshot Innovators ETF	23,858,075	23,659,841	14,285,803	15,782,708
Direxion NASDAQ-100® Equal Weighted Index Shares	203,105,968	202,988,479	1,394,278,541	1,371,773,375
Direxion Work From Home ETF	11,936,095	11,902,397	1,107,043	13,334,267

1  Represents the period from June 22, 2023 (commencement of operations) to October 31, 2023.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2023.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion HCM Tactical Enhanced US ETF	1.05%
Direxion Hydrogen ETF	0.40%
Direxion Moonshot Innovators ETF	0.60%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Work From Home ETF	0.40%

Additionally, the Trust has entered into a Management Services Agreement with Rafferty. Under the Management Services Agreement, the Trust pays Rafferty management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates Rafferty for performing certain management, administration and compliance functions related to the Trust.

The below Funds have entered into an Operating Services Agreement. Under the Operating Services Agreement, Rafferty will pay all the expenses (with certain exceptions such as management fees, Rule 12b-1 fees and swap financing and related costs) of the Funds in exchange for a fee calculated based on the following rates multiplied by the respective average daily net assets of each Fund.

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.20%
Direxion Hydrogen ETF	0.05%
Direxion Moonshot Innovators ETF	0.05%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%
Direxion Work From Home ETF	0.05%

The Adviser and Subadviser have entered into a sub-advisory agreement effective through September 1, 2024. Under the sub-advisory agreement, the Adviser pays the Subadviser out of its investment advisory fees.

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The Direxion HCM Tactical Enhanced US ETF is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Fund's operating expenses to the extent that they exceed 1.15% multiplied by the Fund's average daily net assets at least until September 1, 2024. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	Recoupment Amount
Direxion HCM Tactical Enhanced US ETF	$361	$484,577	$—	$—	$484,216	$484,216

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2023, is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at October 31, 2023:

	Asset Class		Liability Class
	Level 1		Level 1
Funds	Common Stocks	Short Term Investments	Futures Contracts*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$274,494,226	$(2,905,196)
Direxion HCM Tactical Enhanced US ETF	—	155,590,782	—
Direxion Hydrogen ETF	26,205,684	4,231,924	—
Direxion Moonshot Innovators ETF	24,324,469	6,856,407	—
Direxion NASDAQ-100® Equal Weighted Index Shares	790,487,394	21,427,782	—
Direxion Work From Home ETF	27,036,605	1,182,986	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Futures contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately

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45

from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds or any transfers between levels during the period ended October 31, 2023.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2023, certain Funds were invested in futures contracts. At October 31, 2023, the fair values of derivative instruments, by primary risk, were as follows:

	Liability Derivatives
Futures Contracts* Fund	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$2,905,196	$2,905,196

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the period ended October 31, 2023, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Commodity Risk	Equity Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$651,107	$—	$(2,905,196)
Direxion HCM Tactical Enhanced US ETF	Swap Contracts	(8,178,266)	—	—	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures contracts.

For the period ended October 31, 2023, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Futures Contracts	Long Total Return Swap Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$148,662,127	$—
Direxion HCM Tactical Enhanced US ETF	—	59,506,271

The Funds utilize this volume of derivatives in order to meet the investment objectives of each respective Fund.

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9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

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Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Currency Exchange Rate Risk – Changes in foreign currency exchange rates will affect the value of the Fund's investments in securities denominated in a country's currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund's net asset value.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On December 20, 2023, certain Funds declared income distributions with an ex-date of December 21, 2023 and payable date of December 29, 2023. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$0.19525
Direxion HCM Tactical Enhanced US ETF	0.10522
Direxion Hydrogen ETF	0.04550
Direxion Moonshot Innovators ETF	0.01561
Direxion NASDAQ-100® Equal Weighted Index Shares	0.24573
Direxion Work From Home ETF	0.34044

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion HCM Tactical Enhanced US ETF, Direxion Hydrogen ETF, Direxion Moonshot Innovators ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Work From Home ETF and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion HCM Tactical Enhanced US ETF, Direxion Hydrogen ETF, Direxion Moonshot Innovators ETF, Direxion NASDAQ-100® Equal Weighted Index Shares, and Direxion Work From Home ETF (collectively referred to as the "Funds") (six of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the funds constituting Direxion Shares ETF Trust) at October 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) Direxion NASDAQ-100® Equal Weighted Index Shares	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023
Direxion Work From Home ETF	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the three years in the period ended October 31, 2023 and the period from June 25, 2020 (commencement of operations) through October 31, 2020
Direxion Hydrogen ETF	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from March 25, 2021 (commencement of operations) through October 31, 2021
Direxion Moonshot Innovators ETF	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023 and the period from November 12, 2020 (commencement of operations) through October 31, 2021
Direxion HCM Tactical Enhanced US ETF	For the period from June 22, 2023 (commencement of operations) through October 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 21, 2023

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Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.00%	0.00%	0.00%	0.00%
Direxion HCM Tactical Enhanced ETF	90.44%	90.44%	0.00%	0.00%
Direxion Hydrogen ETF	8.96%	8.96%	0.00%	0.00%
Direxion Moonshot Innovators ETF	0.70%	0.70%	0.00%	0.00%
Direxion NASDAQ-100® Equal Weighted Index Shares	100.00%	100.00%	0.00%	0.00%
Direxion Work From Home ETF	100.00%	100.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2023. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Pursuant to Internal Revenue Code Section 853, the Direxion Hydrogen ETF elects to pass-through to shareholders the credit for taxes paid for foreign countries, which may be less than the actual amount paid for financial statement purposes. For the tax year ended October 31, 2023, the amount of Foreign Source Income is $0.14994224 per share and the amount of Foreign Tax Passthrough is $0.00995416 per share.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Auspice Broad Commodity Strategy ETF, along with its wholly owned subsidiary, the Direxion BCS Fund, Ltd., Direxion Hydrogen ETF, Direxion Moonshot Innovators ETF, Direxion NASDAQ-100® Equal Weighted Index Shares and the Direxion Work From Home ETF, each a series of the ETF Trust. The Agreement is initially approved for each series for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At a meeting held on August 24, 2023, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 10, 2023 and August 24, 2023, and at their meeting on May 17, 2023. The Board, including the Independent Trustees, determined that the terms of the Agreement for each Fund were fair and reasonable and in the best interests of each Fund's shareholders.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Information regarding the advisory services provided by the Adviser to the Funds;

•  Information regarding the professional qualifications of those employees primarily responsible for providing services to the Funds;

•  Information regarding the various components of the contractual advisory fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception, if shorter, including assessments by an independent consultant ("Consultant") of economies of scale;

•  Information regarding the services provided by and the fees paid to the Adviser under the Management Services Agreement for the prior fiscal year as separate and distinct from the fees paid and the services provided under the Agreement;

•  Fund performance information, including in terms of tracking error relative to the underlying index on a statistical and model basis;

•  Comparative industry fee data, including peer group comparisons;

•  Information regarding the costs investors would incur if they sought to implement independently the Funds' strategies within their personal portfolios;

•  The Adviser's Form ADV;

•  Information regarding the consolidated financial condition and profitability of the Adviser and the profitability of each Fund to the Adviser, including assessments by the Consultant of the appropriateness of the Adviser's methodology for calculating profitability and presenting profitability metrics, and considerations related to the evaluation of industry profit margins; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and the ETF Trust's procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their annual review of the Agreement since the Fund's inception and, most recently, throughout the past year at executive sessions and regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' regulatory compliance and performance. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by independent legal counsel with respect to the Board's deliberations.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

For each Fund, the Board considered, among other matters, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits derived or anticipated to be derived by the Adviser from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other matters, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, investment and related experience, the variety and complexity of its investment strategies, brokerage practices, the adequacy of its compliance systems and processes, and its reinvestment in each of these areas of the business. The Board reviewed the scope of services provided, and to be provided by the Adviser under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past, and it considered whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs.

The Board focused on the quality of the Adviser's personnel, and operations, and the systems and processes required to manage the Funds effectively, noting that such personnel, systems and processes have been consistently enhanced over time and may not be present at other investment advisers. The Board considered, as applicable: (1) the Adviser's success in achieving each Fund's investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization, representative sampling and tax-conscious investment strategies as well as specialized skills for trading complex financial instruments; (3) the Adviser's ability to manage the Funds in a tax efficient manner; (4) the Adviser's adherence to its and the Funds' compliance policies and procedures; and (5) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the relevant Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Fund. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, and gross and net total expense ratios with those of other funds with common key characteristics, such as asset size, investment objective, and, if applicable, industry focus ("Peer Group"). The Board noted the difficulty in compiling a broad and diverse Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that in past years the Consultant had reviewed the Adviser's peer selection methodology and each Fund's resulting peers and determined that the methodology was reasonable, well-documented, transparent, repeatable and well within industry standards.

The Board noted that the comparison reports included the contractual advisory fee rate and the net and gross total expense ratios for each Fund and each fund in its Peer Group. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Services Agreement.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return, for the periods ending June 30, 2023 and June 30, 2022 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's returns versus a model return ("Tracking Difference"), the standard deviation of daily Tracking Differences ("Tracking Error"), and a tracking analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year period or, if shorter, the since inception period ended June 30, 2023. The Board considered reports provided to it in anticipation of the August 10 executive session and the August 24 meeting, as

DIREXION ANNUAL REPORT
53

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within expected ranges during the reviewed periods, particularly in light of increased interest rates, which contributed to larger Tracking Differences. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance and/or Tracking Error may be regarded as more meaningful indicia of the quality of the Adviser's management services than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund to the Adviser and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to portfolio management activities, regulatory compliance, and entrepreneurial risk. The Board reviewed a report provided by the Adviser on other investment advisers' profitability, which was compiled using publicly available information and considered information provided by the Consultant regarding the profitability of closely held advisers. The Board recognized that it is difficult to compare the Adviser's profitability to the profitability of publicly reporting investment advisory firms for several reasons. For example, to the extent such information is even available, it is often affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses. Further, the Board observed that the assets under management in the Funds may be more volatile and the Adviser's annual profitability may be more variable than other advisers' profitability in light of the tactical nature of the strategies pursued by most of the Funds. The Board also noted that the Consultant had reviewed the profitability information provided by the Adviser and concluded that the Adviser's methodology for assessing and presenting its profitability annually is transparent, consistent year to year, and that the materials requested by and provided to the Board were extensive, thoughtful and robust, providing a reasonable basis for the Board's deliberations.

Economies of Scale. The Board considered the asset levels of the Funds and the fact that the size of the Funds is relatively low and assets may fluctuate significantly, and that these facts make economies of scale elusive. Referencing the report provided by the Consultant that examined the Adviser's approach to sharing economies of scale with the Funds, the Board noted that breakpoints are not ubiquitous in the fund industry, particularly among exchange-traded funds, and that many funds (including exchange-traded funds) that do have breakpoints in their advisory fee schedules do not achieve sufficient asset levels for the breakpoints to actually reduce the advisory fees charged.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a fee to the Adviser under the Management Services Agreement.

Conclusion. Based on, but not limited to, the above considerations, the Board, including the Independent Trustees, determined that the Agreement for the Funds is fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement with respect to each Fund.

DIREXION ANNUAL REPORT
54

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

New Fund Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust"), including the trustees who are not "interested persons" as defined in the Investment Company Act of 1940, (the "Independent Trustees"), considered in approving the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust, on behalf of the Direxion HCM Tactical Enhanced US ETF at the May 17, 2023 meeting, a series of the Trust (the "Fund"). The Board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 Act, as amended (the "Independent Trustees"), unanimously approved the Agreement on behalf of the Fund. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Fund were fair and reasonable and in the best interests of shareholders.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services to be provided; (2) the projected profitability to the Adviser based upon its services to be provided to the Fund; (3) the extent to which economies of scale might be realized as the Fund grows; (4) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided under the Agreement by the Adviser. Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about its personnel, operations and financial condition, the Board considered the quality of the services provided by the Adviser under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the capacity and integrity of the Adviser's senior management and staff. The Board noted that the Adviser has provided services to the ETF Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Fund. The Board considered the Adviser's representation that it has the financial resources and appropriate staffing to manage the Fund and to meet its fee waiver and expense obligations thereto. The Board considered that the Adviser will oversee all aspects of the operation of the Fund, including oversight of the Funds' service providers, and provide compliance services to the Funds. The Board observed that because the Fund had not commenced operations, it did not have any prior performance history. Under the totality of the circumstances, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Agreement were fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the fairness and reasonableness of the investment advisory fee rates to be paid to the Adviser by the Fund in light of the investment advisory services to be provided by the Adviser. The Board considered the fees to be paid to the Adviser on an annual basis, including as limited by the Operating Expense Limitation Agreement. The Board considered that the proposed advisory fee rate and net expense ratio for the Fund were similar to those of comparable exchange-traded funds and to those of similar series of the Trust. The Board also considered that for the Fund, the Adviser manages more than the Fund's net assets due to the leveraged exposure.

The Board considered the overall profitability of the Adviser's investment business and, because the Fund had not commenced operations and the Adviser had no profit data related to the Fund, the Board considered the break-even analysis provided by the Adviser for the Fund. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk. Based on these considerations, the Board determined that, in the exercise of its reasonable business judgment, the costs of the services to be provided and any profits that may be realized under the Agreement was not excessive.

Economies of Scale. The Board considered whether economies of scale may be realized by the Fund as it grows larger and the extent to which any such economies are reflected in contractual fee rates. Noting that the Fund had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the agreement.

DIREXION ANNUAL REPORT
55

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Other Benefits. The Board considered the Adviser's representations that its relationship with the Fund may enable it to attract assets to other funds. The Board also considered that the Adviser's overall business with brokerage firms may allow it to negotiate lower commission rates and get better execution for all of its portfolio trades. Based on these and other considerations, the Board determined that such benefits to the Adviser would likely not be material and, overall, would be reasonable.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

DIREXION ANNUAL REPORT
56

Direxion Shares ETF Trust

Board Review of Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Direxion Shares ETF Trust (the "Trust"), on behalf of each series of the Trust (the "Funds"), established a liquidity risk management program (the "Liquidity Program") to assess and manage each Fund's liquidity risk, which is the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund.

At its November 17, 2023 meeting, the Board of Trustees (the "Board") of the Trust reviewed the Liquidity Program. The Board has appointed Rafferty Asset Management, LLC, the investment advisor to the Funds, as the Liquidity Program administrator. At the meeting, Rafferty Asset Management, LLC provided the Board with a written report that addressed the operation of the Funds' Liquidity Program and assessed the adequacy and effectiveness of the implementation of the Liquidity Program (the "Report"). The Report covered the period from November 1, 2022 through October 31, 2023 (the "Report Period"). The Report noted the following:

•  The Liquidity Program supported each Fund's ability to meet redemption requests timely;

•  The Liquidity Program supported Rafferty Asset Management, LLC's management of each Fund's liquidity, including during periods of market volatility and net redemptions;

•  No material liquidity issues were identified during the report period;

•  There were no material changes to the Liquidity Program during the report period; and

•  The Liquidity Program operated adequately during the report period.

The Report also described the Liquidity Program's liquidity classification methodology for categorizing a Fund's investment (including derivative transactions) into one of four liquidity buckets as required by the Liquidity Rule. The Report stated that the Liquidity Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks.

DIREXION ANNUAL REPORT
57

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 55	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	120	None.
Angela Brickl(2) Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2022	President, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	120	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
58

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	120	None.
Kathleen M. Berkery Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	120	None.
Carlyle Peake Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	120	None.
Mary Jo Collins Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020 – 2022; Director, Royal Bank of Canada, 2014 – 2020.	120	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
59

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(4)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 47	President	Since 2022
			President, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 42	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 50	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 34	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A
Alyssa Sherman Age: 34	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 78 of the 112 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION ANNUAL REPORT
60

ANNUAL REPORT OCTOBER 31, 2023

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

THIS PAGE INTENTIONALLY LEFT BLANK

62

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

(b) Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Kathleen M. Berkery is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2023	FYE 10/31/2022
(a) Audit Fees	$1,534,000	$1,495,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$585,997	$573,588
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	12/27/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	12/27/2023

By (Signature and Title)	/s/ Corey Noltner
Corey Noltner, Principal Financial Officer

Date	12/27/2023